                                                 As filed pursuant to Rule 497
                                                 under the Securities Act of
                                                 1933 and 1940 Registration No.
                                                 333-08859 and 811-7727






                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
--------------------------------------------------------------------------------
                          VARIABLE ANNUITY ACCOUNT FIVE
                                SUPPLEMENT TO THE
                 SEASONS VARIABLE ANNUITY (J-1580-PRO (R-7/03))
                         PROSPECTUS DATED JULY 29, 2003
--------------------------------------------------------------------------------

The date of the Prospectus has been changed to May 3, 2004.

All references in the Prospectus to the date of the Statement of Additional Information are hereby changed to May 3, 2004.

Dated: May 3, 2004

                Please Keep this Supplement with your Prospectus

                                 [SEASONS LOGO]

                                   PROSPECTUS

                   ALLOCATED FIXED AND VARIABLE GROUP ANNUITY
                                   issued by
                         VARIABLE ANNUITY ACCOUNT FIVE
                                      and
                     AIG SUNAMERICA LIFE ASSURANCE COMPANY

                                 July 29, 2003

The annuity contract has several investment choices - fixed account options which offer interest rates guaranteed by AIG SunAmerica Life for different periods of time and Variable Portfolios:

                                     GROWTH
                                MODERATE GROWTH
                                BALANCED GROWTH
                              CONSERVATIVE GROWTH

                  which invest in the underlying portfolios of
                              SEASONS SERIES TRUST
                              which is managed by:

                       PUTNAM INVESTMENT MANAGEMENT, INC.
                         T. ROWE PRICE ASSOCIATES, INC.
                         JANUS CAPITAL MANAGEMENT LLC.
                     AIG SUNAMERICA ASSET MANAGEMENT CORP.
                       WELLINGTON MANAGEMENT COMPANY, LLP

You can put your money into any one or all of the Variable Portfolios and/or fixed account options.

Please read this prospectus carefully before investing and keep it for your future reference. It contains important information you should know about the Seasons Variable Annuity.

To learn more about the annuity offered by this prospectus, you can obtain a copy of the Statement of Additional Information ("SAI") dated July 29, 2003. The SAI has been filed with the Securities and Exchange Commission ("SEC") and can be considered part of this prospectus.

The table of contents of the SAI appears below in this prospectus. For a free copy of the SAI, call us at 800/445-SUN2 or write our Annuity Service Center at, P.O. Box 54299, Los Angeles, California 90054-0299.

A registration statement has been filed with the SEC under the Securities Act of 1933 relating to the contract. This prospectus does not contain all the information in the registration statement as permitted by SEC regulations. The omitted information can be obtained from the SEC's principal office in Washington, D.C., upon payment of a prescribed fee.

In addition, the SEC maintains a website (http://www.sec.gov) that contains the SAI, materials incorporated by reference and other information filed electronically with the SEC.

ANNUITIES INVOLVE RISK, INCLUDING POSSIBLE LOSS OF PRINCIPAL, AND ARE NOT A DEPOSIT OR OBLIGATION OF, OR GUARANTEED OR ENDORSED BY, ANY BANK. THEY ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Anchor National Life Insurance Company changed its name to AIG SunAmerica Life Assurance Company on March 1, 2003. Please keep in mind, this is a name change only and will not affect the substance of your contract.

INCORPORATION OF CERTAIN
DOCUMENTS BY REFERENCE

AIG SunAmerica Life's Annual Report on Form 10-K for the year ended December 31, 2002, file no. 033-47472 is incorporated herein by reference.

All documents or reports filed by AIG SunAmerica Life under Section 13(a), 13(c), 14, or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") after the effective date of this prospectus are also incorporated by reference. Statements contained in this prospectus and subsequently filed documents which are incorporated by reference or deemed to be incorporated by reference are deemed to modify or supersede documents incorporated herein by reference.

AIG SunAmerica Life files its Exchange Act documents and reports, including its annual and quarterly reports on Form 10-K and Form 10-Q, electronically pursuant to EDGAR under CIK No. 0000006342.

AIG SunAmerica Life is subject to the informational requirements of the Securities and Exchange Act of 1934 (as amended). We file reports and other information with the SEC to meet those requirements. You can inspect and copy this information at SEC public facilities at the following locations:

WASHINGTON, DISTRICT OF COLUMBIA
450 Fifth Street, N.W., Room 1024
Washington, D.C. 20549

CHICAGO, ILLINOIS
500 West Madison Street
Chicago, IL 60661

NEW YORK, NEW YORK
233 Broadway
New York, NY 10279

To obtain copies by mail contact the Washington, D.C. location. After you pay the fees as prescribed by the rules and regulations of the SEC, the required documents are mailed.

Registration statements under the Securities Act of 1933, as amended, related to the contracts offered by this prospectus are on file with the SEC. This prospectus does not contain all of the information contained in the registration statements and exhibits. For further information regarding the Separate Account, AIG SunAmerica Life and its general account, the Portfolios and the contract, please refer to the registration statements and exhibits.

The SEC also maintains a website (http://www.sec.gov) that contains the SAI, materials incorporated by reference and other information filed electronically with the SEC by AIG SunAmerica Life.

AIG SunAmerica Life will provide without charge to each person to whom this prospectus is delivered, upon written or oral request, a copy of the above documents incorporated by reference. Requests for these documents should be directed to AIG SunAmerica Life's Annuity Service Center, as follows:

      AIG SunAmerica Life Life Assurance Company
      Annuity Service Center
      P.O. Box 54299
      Los Angeles, California 90054-0299
      Telephone Number: (800) 445-SUN2

SECURITIES AND EXCHANGE
COMMISSION POSITION ON
INDEMNIFICATION

Indemnification for liabilities arising under the Securities Act of 1933 (the "Act") is provided to AIG SunAmerica Life's officers, directors and controlling persons. The SEC has advised that it believes such indemnification is against public policy under the Act and unenforceable. If a claim for indemnification against such liabilities (other than for AIG SunAmerica Life's payment of expenses incurred or paid by its directors, officers or controlling persons in the successful defense of any legal action) is asserted by a director, officer or controlling person of AIG SunAmerica Life in connection with the securities registered under this prospectus, AIG SunAmerica Life will submit to a court with jurisdiction to determine whether the indemnification is against public policy under the Act. AIG SunAmerica Life will be governed by final judgment of the issue. However, if in the opinion of AIG SunAmerica Life's counsel this issue has been determined by controlling precedent, AIG SunAmerica Life will not submit the issue to a court for determination.

TABLE OF CONTENTS

GLOSSARY....................................................    4
HIGHLIGHTS..................................................    5
FEE TABLES..................................................    6
    Owner Transaction Expenses..............................    6
    Annual Separate Account Expenses........................    6
    Investment Portfolio Expenses...........................    6
EXAMPLES....................................................    7
THE SEASONS VARIABLE ANNUITY................................    8
PURCHASING A SEASONS VARIABLE ANNUITY.......................    9
    Allocation of Purchase Payments.........................    9
    Accumulation Units......................................    9
    Free Look...............................................   10
    Exchange Offers.........................................   10
INVESTMENT OPTIONS..........................................   10
    Variable Investment Options.............................   10
      The STRATEGIES........................................   10
      STRATEGY Rebalancing..................................   13
    Fixed Account Options...................................   13
    Transfers During the Accumulation Phase.................   14
    Dollar Cost Averaging...................................   15
    Principal Advantage Program.............................   16
    Voting Rights...........................................   16
    Substitution............................................   16
ACCESS TO YOUR MONEY........................................   17
    Systematic Withdrawal Program...........................   18
    Minimum Contract Value..................................   18
    Qualified Contract Owners...............................   18
DEATH BENEFIT...............................................   18
    Death of the Annuitant..................................   19
EXPENSES....................................................   19
    Withdrawal Charges......................................   19
    Investment Charges......................................   20
    Contract Maintenance Fee................................   20
    Transfer Fee............................................   20
    Premium Tax.............................................   20
    Income Taxes............................................   20
    Reduction or Elimination of Charges and Expenses and
     Additional Amounts Credited............................   20
INCOME OPTIONS..............................................   21
    Annuity Date............................................   21
    Income Options..........................................   21
    Allocation of Income Payments...........................   22
    Fixed or Variable Income Payments.......................   22
    Income Payments.........................................   22
    Transfers During the Income Phase.......................   23
    Deferment of Payments...................................   23
TAXES.......................................................   23
    Annuity Contracts in General............................   23
    Tax Treatment of Distributions--Non-qualified
     Contracts..............................................   23
    Tax Treatment of Distributions--Qualified Contracts.....   24
    Minimum Distributions...................................   24
    Tax Treatment of Death Benefits.........................   25
    Diversification.........................................   25
PERFORMANCE.................................................   26
OTHER INFORMATION...........................................   26
    AIG SunAmerica Life.....................................   26
    The Separate Account....................................   26
    The General Account.....................................   27
    Distribution of the Contract............................   27
    Administration..........................................   27
    Legal Proceedings.......................................   28
INDEPENDENT ACCOUNTANTS.....................................   28
TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION....   29
APPENDIX A--CONDENSED FINANCIALS............................  A-1
APPENDIX B--MARKET VALUE ADJUSTMENT.........................  B-1

GLOSSARY

We have capitalized some of the technical terms used in this prospectus. To help you understand these terms, we define them in this glossary.

ACCUMULATION PHASE--The period during which you invest money in your contract.

ACCUMULATION UNITS--A measurement we use to calculate the value of the variable portion of your contract during the Accumulation Phase.

ANNUITANT(S)--The person(s) on whose life (lives) we base annuity payments.

ANNUITY DATE--The date on which annuity payments are to begin, as selected by you.

ANNUITY UNITS--A measurement we use to calculate the amount of annuity payments you receive from the variable portion of your contract during the Income Phase.

BENEFICIARY (IES)--The person(s) designated to receive any benefits under the contract if you or the Annuitant dies.

COMPANY--AIG SunAmerica Life Assurance Company, AIG SunAmerica Life, We, Us, the insurer which issues this policy.

INCOME PHASE--The period during which we make annuity payments to you.

IRS--The Internal Revenue Service.

LATEST ANNUITY DATE--Your 90th birthday or tenth contract anniversary, whichever is later.

NON-QUALIFIED (CONTRACT)--A contract purchased with after-tax dollars. In general, these contracts are not under any pension plan, specially sponsored program or individual retirement account ("IRA").

PURCHASE PAYMENTS--The money you give us to buy the contract, as well as any additional money you give us to invest in the contract after you own it.

QUALIFIED (CONTRACT)--A contract purchased with pretax dollars. These contracts are generally purchased under a pension plan, specially sponsored program or individual retirement account ("IRA").

STRATEGIES--A sub-account of Variable Annuity Account Five which provides for the variable investment options available under the contract. Each STRATEGY has its own investment objective and is invested in the underlying investment portfolios of the Seasons Series Trust.

AIG SUNAMERICA LIFE OFFERS SEVERAL DIFFERENT VARIABLE ANNUITY PRODUCTS TO MEET THE DIVERSE NEEDS OF OUR INVESTORS. EACH PRODUCT MAY PROVIDE DIFFERENT FEATURES AND BENEFITS AND CORRESPONDINGLY DIFFERENT FEES, CHARGES AND EXPENSES. WHEN WORKING WITH YOUR FINANCIAL ADVISOR TO DETERMINE THE BEST PRODUCT TO MEET YOUR NEEDS YOU SHOULD CONSIDER, AMONG OTHER THINGS, WHETHER THE FEATURES OF THIS CONTRACT AND THE RELATED FEES PROVIDE THE MOST APPROPRIATE PACKAGE TO HELP MEET YOUR LONG-TERM RETIREMENT SAVINGS GOALS.

HIGHLIGHTS
--------------------------------------------------------------------------------

The Seasons Variable Annuity is a contract between you and AIG SunAmerica Life Assurance Company ("AIG SunAmerica"). It is designed to help you invest on a tax-deferred basis and meet long-term financial goals. There are minimum Purchase Payment amounts required to purchase a contract. Purchase payments may be invested in any combination of the four pre-allocated Strategies ("Variable Portfolios") and fixed account options. Like all deferred annuities, the contract has an Accumulation Phase and an Income Phase. During the Accumulation Phase, you invest money in your contract. The Income Phase begins when you start receiving income payments from your annuity to provide for your retirement.

FREE LOOK: If you cancel your contract within 10 days after receiving it (or whatever period is required in your state), we will cancel the contract without charging a withdrawal charge. Your will receive whatever your contract is worth on the day that we receive your request. This amount may be more or less than your original Purchase Payment. We will return your original Purchase Payment if required by law. Please see PURCHASING A SEASONS VARIABLE ANNUITY in the prospectus.

EXPENSES: There are fees and charges associated with the contract. Each year, we deduct a $35 contract maintenance fee from your contract, which may be waived for contracts of $50,000 or more. We also deduct insurance charges, which equal 1.40% annually of the average daily value of your contract allocated to the Variable Portfolios. There are investment charges on amounts invested in the Variable Portfolios. A separate withdrawal charge schedule applies to each Purchase Payment. The amount of the withdrawal charge declines over time. After a Purchase Payment has been in the contract for seven complete years, withdrawals charges no longer apply to that portion of the Purchase Payment. Please see the FEE TABLE, PURCHASING A SEASONS VARIABLE ANNUITY and EXPENSES in the prospectus.

ACCESS TO YOUR MONEY: You may withdraw money from your contract during the Accumulation Phase. If you do so, earnings are deemed to be withdrawn first. You will pay income taxes on earnings and untaxed contributions when you withdraw them. Payments received during the Income Phase are considered partly a return of your original investment. A federal tax penalty may apply if you make withdrawals before age 59 1/2. As noted above, a withdrawal charge may apply. Please see ACCESS TO YOUR MONEY and TAXES in the prospectus.

DEATH BENEFIT: A death benefit feature is available under the contract to protect your Beneficiaries in the event of your death during the Accumulation Phase. Please see DEATH BENEFITS in the prospectus.

INCOME OPTIONS: When you are ready to begin taking income, you can choose to receive income payments on a variable basis, fixed basis or a combination of both. You may also chose from five different income options, including an option for income that you cannot outlive. Please see INCOME OPTIONS in the prospectus.

INQUIRIES: If you have questions about your contract call your financial advisor or contact us at AIG SunAmerica Life Assurance Company Annuity Service Center, P.O. Box 54299, Los Angeles, California 90054-0299. Telephone Number: (800) 445-SUN2.

PLEASE READ THE PROSPECTUS CAREFULLY FOR MORE DETAILED INFORMATION REGARDING THESE AND OTHER FEATURES AND BENEFITS OF THE CONTRACT, AS WELL AS THE RISKS OF INVESTING.

FEE TABLES
--------------------------------------------------------------------------------

THE FOLLOWING DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY AT THE TIME THAT YOU TRANSFER CASH VALUE BETWEEN INVESTMENT OPTIONS OR SURRENDER THE CONTRACT. IF APPLICABLE, YOU MAY ALSO BE SUBJECT TO STATE PREMIUM TAXES.

MAXIMUM OWNER TRANSACTION EXPENSES

WITHDRAWAL CHARGES
(as a percentage of each Purchase Payment)(1)...   7%

---------------

(1) Withdrawal Charge Schedule
 (as a percentage of each Purchase Payment)
 Years:..............    1     2     3     4     5     6     7    8+
                         7%    6%    6%    5%    4%    3%    2%    0%

TRANSFER FEE
No charge for the first 4 transfers each contract year; thereafter, the fee is $25 ($10 in Pennsylvania and Texas) per transfer

THE FOLLOWING DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT, NOT INCLUDING UNDERLYING PORTFOLIO FEES AND EXPENSES, WHICH ARE OUTLINED IN THE NEXT SECTION.

CONTRACT MAINTENANCE FEE
$35 ($30 in North Dakota) waived if contract value $50,000 or more

SEPARATE ACCOUNT ANNUAL EXPENSES
(deducted daily as a percentage of your average daily net asset value)

Mortality and Expense Risk Fees..............  1.25%
Distribution Expense Charge..................  0.15%
                                               -----
Total Separate Account Annual Expenses.......  1.40%

THE NEXT ITEM SHOWS THE MINIMUM AND MAXIMUM TOTAL OPERATING EXPENSES CHARGED BY THE UNDERLYING PORTFOLIO OF THE TRUST BEFORE ANY WAIVER OR REIMBURSEMENTS. MORE DETAIL CONCERNING TRUST'S FEES AND EXPENSES IS CONTAINED IN THE ATTACHED TRUST PROSPECTUS. PLEASE READ IT CAREFULLY BEFORE INVESTING.

PORTFOLIO EXPENSES

TOTAL ANNUAL TRUST OPERATING EXPENSES  MINIMUM   MAXIMUM
-------------------------------------  -------   -------
(expenses that are deducted from
underlying portfolios of the Trust,
including management fees, other
expenses and 12b-1 fees, if
applicable).......................      0.96%     1.02%

MAXIMUM AND MINIMUM EXPENSE EXAMPLES
--------------------------------------------------------------------------------

These Examples are intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include owner transaction expenses, contract maintenance fee, separate account annual expenses and expenses for the underlying portfolios of the Trust.

The Examples assumes that you invest $10,000 in the contract for the time periods indicated; that your investment has a 5% return each year; NO WITHDRAWALS and that the maximum and minimum fees and expenses of the underlying portfolios of the Trust are reflected. Although your actual costs may be higher or lower, based on these assumptions, your costs at the end of the stated period would be:

MAXIMUM EXPENSE EXAMPLES
(assuming maximum separate account annual expenses of 1.40% and investment in an underlying portfolio with total expenses of 1.02%)

(1) If you surrender your contract at the end of the applicable time period:

1 YEAR   3 YEARS   5 YEARS   10 YEARS
------   -------   -------   --------
 $950    $1,370    $1,716     $2,806

(2) If you do not surrender your contract:

1 YEAR   3 YEARS   5 YEARS   10 YEARS
------   -------   -------   --------
 $250     $770     $1,316     $2,806

(3) If you annuitize your contract:

1 YEAR   3 YEARS   5 YEARS   10 YEARS
------   -------   -------   --------
 $245     $755     $1,291     $2,756

MINIMUM EXPENSE EXAMPLES
(assuming minimum separate account annual expenses of 1.40% and investment in an underlying portfolio with total expenses of 0.96%)

(1) If you surrender your contract at the end of the applicable time period:

1 YEAR   3 YEARS   5 YEARS   10 YEARS
------   -------   -------   --------
 $944    $1,351    $1,685     $2,746

(2) If you do not surrender your contract:

1 YEAR   3 YEARS   5 YEARS   10 YEARS
------   -------   -------   --------
 $244     $751     $1,285     $2,746

(3) If you annuitize your contract:

1 YEAR   3 YEARS   5 YEARS   10 YEARS
------   -------   -------   --------
 $239     $736     $1,260     $2,696

                     EXPLANATION OF FEE TABLES AND EXAMPLES

1. The purpose of the Fee Tables is to show you the various expenses you will incur directly and indirectly by investing in the contract. We converted the contract administration fee to a percentage (0.05%). The actual impact of the administration charge may differ from the percentage and may be waived for contract values over $50,000. The Examples assume separate account expenses as indicated and that no transfer fees were imposed. Premium taxes are not reflected but may be applicable. Additional information on the portfolio company fees can be found in the Trust prospectus located behind this prospectus.
2. THESE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

Condensed financials appear in Appendix A of this prospectus.

THE SEASONS VARIABLE ANNUITY
--------------------------------------------------------------------------------

An annuity is a contract between you and an insurance company. You are the owner of the contract. The contract provides three main benefits:

     - Tax Deferral: You do not pay taxes on your earnings from the annuity until you withdraw them.

     - Death Benefit: If you die during the Accumulation Phase, the insurance company pays a death benefit to your Beneficiary.

     - Guaranteed Income: If elected, you receive a stream of income for your lifetime, or another available period you select.

Tax-qualified retirement plans (e.g., IRAs, 401(k) or 403(b) plans) defer payment of taxes on earnings until withdrawal. If you are considering funding a tax-qualified retirement plan with an annuity, you should know that an annuity does not provide any additional tax deferral treatment of earnings beyond the treatment provided by the tax-qualified retirement plan itself. However, annuities do provide other features and benefits which may be valuable to you. You should fully discuss this decision with your financial advisor.

This annuity was developed to help you contribute to your retirement savings. The flexibility and diversification offered by this annuity can help you reach your retirement savings goals. This annuity works in two stages, the Accumulation Phase and the Income Phase. Your contract is in the Accumulation Phase during the period when you make payments into the contract. The Income Phase begins when you request us to start making payments to you out of the money accumulated in your contract.

The Contract is called a "variable" annuity because it allows you to invest in Variable Portfolios which, like mutual funds, vary with market conditions. You can gain or lose money if you invest in these Variable Portfolios. If you allocate money to the Variable Portfolios, the amount of money you accumulate in your contract depends on the performance of the Variable Portfolios in which you invest.

The Contract also offers several fixed account options for varying time periods. Fixed account options earn interest at a rate set and guaranteed by AIG SunAmerica Life. If you allocate money to the fixed account options, the amount of money that accumulates in the Contract depends on the total interest credited to the particular fixed account option(s) in which you are invested.

For more information on Seasons Variable Portfolios and fixed account options available under this contract, SEE INVESTMENT OPTIONS BELOW.

AIG SunAmerica Life Assurance Company (AIG SunAmerica Life, The Company, Us, We) issues the Seasons Variable Annuity. When you purchase a Seasons Variable Annuity, a contract exists between you and AIG SunAmerica Life. The Company is a stock life insurance company organized under the laws of the state of Arizona. Its principal place of business is 1 SunAmerica Center, Los Angeles, California 90067. The Company conducts life insurance and annuity business in the District of Columbia and all states except New York. AIG SunAmerica Life is an indirect, wholly owned subsidiary of American International Group, Inc., a Delaware corporation.

This annuity is designed for investors whose personal circumstances allow for a long-term investment time horizon, to assist in contributing to retirement savings. As a function of the federal tax code you may be assessed a 10% federal tax penalty on any withdrawal made prior to your reaching age 59 1/2. Additionally, this contract provides that you will be charged a withdrawal charge on each Purchase Payment withdrawn if that Purchase Payment has not been invested in this contract for at least 7 years. Because of these potential penalties, you should fully discuss all of the benefits and risks of this contract with your financial adviser prior to purchase. This variable annuity may not be available for sale in your state. Please check with your financial advisor regarding availability.

PURCHASING A SEASONS VARIABLE ANNUITY
--------------------------------------------------------------------------------

A Purchase Payment is the money you give us to buy a contract. Any additional money you give us to invest in the contract after purchase is a subsequent Purchase Payment.

This chart shows the minimum initial and subsequent Purchase Payments permitted under your contract. These amounts depend upon whether a contract is Qualified or Non-qualified for tax purposes.

                                               MINIMUM
                       MINIMUM INITIAL        SUBSEQUENT
                       PURCHASE PAYMENT    PURCHASE PAYMENT
                       ----------------    ----------------
Qualified                   $2,000               $500
Non-qualified               $5,000               $500

We reserve the right to require Company approval prior to accepting Purchase Payments greater than $1,000,000. For contracts owned by a non-natural owner, we reserve the right to require prior Company approval to accept Purchase Payments greater than $250,000. Subsequent Purchase Payments that would cause total Purchase Payments in all contracts issued by the Company to the same owner to exceed these limits may also be subject to company pre-approval. We reserve the right to change the amount at which pre-approval is required, at any time. Also, once you have contributed at least the minimum initial Purchase Payment, you can establish an optional automatic payment plan that allows you to make subsequent Purchase Payments of as little as $50.

We may refuse any Purchase Payment. In general, we will not issue a contract to anyone who is age 70 1/2 or older, unless they certify to us that the minimum distribution required by the IRS is being made. In addition, we may not issue a contract to anyone over age 90.

We allow spouses to jointly own this contract. However, the age of the older spouse is used to determine the availability of any age driven benefits. The addition of a joint owner after the contract has been issued is contingent upon prior review and approval by the Company.

This contract is no longer available for purchase by new policyowners.

ALLOCATION OF PURCHASE PAYMENTS

We invest your Purchase Payments in the fixed accounts and Variable Portfolios according to your instructions. If we receive a Purchase Payment without allocation instructions, we will invest the money according to your last allocation instructions. Purchase Payments are credited based upon the Accumulation Unit Value (AUV) next determined after receipt. SEE INVESTMENT OPTIONS BELOW.

In order to issue your contract, we must receive your completed application, Purchase Payment allocation instructions and any other required paper work at our Annuity Service Center. We allocate your initial Purchase Payment within two days of receiving it. If we do not have complete information necessary to issue your contract, we will contact you. If we do not have the information necessary to issue your contract within 5 business days, we will send your money back to you, or ask your permission to keep your money until we get the information necessary to issue the contract.

ACCUMULATION UNITS

The value of the variable portion of your contract will go up or down depending upon the investment performance of the Variable Portfolios you select. In order to keep track of the value of your contract, we use a unit of measure called an Accumulation Unit which works like a share of a mutual fund. During the Income Phase, we call them Annuity Units. We base the number of Annuity Units you receive on the unit value of the Variable Portfolios as of the day we receive your money, if we receive it before 1 p.m. Pacific Standard Time, or on the next business day's unit value if we receive your money after 1 p.m. Pacific Standard Time.

An Accumulation Unit value is determined each day that the New York Stock Exchange ("NYSE") is open. We calculate an Accumulation Unit for each Variable Portfolio after the NYSE closes each day. We do this by:

     1. determining the total value of money invested in a particular Variable Portfolio;

     2. subtracting from that amount any asset-based charges and any other charges such as taxes we have deducted; and

     3. dividing this amount by the number of outstanding Accumulation Units.

The value of an Accumulation Unit may go up or down from day to day. When you make a Purchase Payment, we credit your contract with Accumulation Units. The number of Accumulation Units credited is determined by dividing the amount of the Purchase Payment allocated to a Variable Portfolio by the value of the Accumulation Unit for that STRATEGY.

     EXAMPLE:

     We receive a $25,000 Purchase Payment from you on Wednesday. You want your money to be invested in the Moderate Growth STRATEGY. We determine that the value of an Accumulation Unit for the Moderate Growth STRATEGY is $11.10 when the NYSE closes on Wednesday. We then divide $25,000 by $11.10 and credit your contract on Wednesday night with 2,252.252 Accumulation Units for the Moderate Growth STRATEGY.

FREE LOOK

You may cancel your contract within ten days after receiving it (or longer if required by state law). We call this a "free look." To cancel, you must mail the contract along with your free look request to our Annuity Service Center at P.O. Box 54299, Los Angeles, California 90054-0299. Unless otherwise required by state law, you will receive back the value of the money allocated to the Variable Portfolios on the day we receive your request plus any Purchase Payment in the fixed account options. This value may be more or less than the money you initially invested. Thus, the investment risk is borne by you during the free look period.

Certain states (and under all contracts issued as IRAs) require us to return your Purchase Payments upon a free look request. With respect to those contracts, we reserve the right to put your money in the 1-year fixed account option during the free look period. If you cancel your contract during the free look period, we return the greater of (1) your Purchase Payments, or (2) the value of your contract. At the end of the free look period, we reallocate your money according to your instructions.

EXCHANGE OFFERS

From time to time, we may offer to allow you to exchange an older variable annuity issued by AIG SunAmerica Life or one of its affiliates, for a newer product with more current features and benefits, also issued by AIG SunAmerica Life or one of its affiliates. Such an Exchange Offer will be made in accordance with the applicable state and federal securities and insurance rules and regulations. We will explain the specific terms and conditions of any such Exchange Offer at the time the offer is made.

INVESTMENT OPTIONS
--------------------------------------------------------------------------------

VARIABLE PORTFOLIOS

The contract offers Variable Portfolios which we call Strategies and fixed account options. We designed the contract to meet your varying investment needs over time.

STRATEGIES

The contract offers multi-manager variable investment Strategies, each with a different investment objective. We designed the Strategies to meet your investment needs over time, considering factors such as your age, goals and risk tolerance. However, each Strategy is designed to achieve different levels of growth over time.

Each Strategy invests in three of the six underlying investment portfolios of the Seasons Series Trust. The allocation of money among these investment portfolios varies depending on the objective of the Strategy.

AIG SunAmerica Asset Management Corp. ("AIG SAAMCo"), which is affiliated with AIG SunAmerica Life manages Seasons Series Trust. AIG SAAMCo engaged sub-advisers to provide investment advice for certain investment portfolios.

The underlying investment portfolios of Seasons Series Trust include the Asset
Allocation: Diversified Growth Portfolio, the Stock Portfolio and the Multi-Managed Growth, Multi-Managed Moderate Growth, Multi-Managed Income/Equity and Multi-Managed Income Portfolios (the "Multi-Managed Portfolios"). Seasons Series Trust contains other underlying investment portfolios in addition to those listed here which are not available for investment under this contract.

The Asset Allocation: Diversified Growth Portfolio is managed by Putnam Investment Management, Inc. The Stock Portfolio is managed by T. Rowe Price Associates, Inc. All of the Multi-Managed Portfolios include the same three basic investment components: a growth component managed by Janus Capital Management LLC., a balanced component managed by AIG SAAMCo and a fixed income component managed by Wellington Management Company, LLP. The Growth Strategy and the Moderate Growth Strategy also have an aggressive growth component which AIG SAAMCo manages. The percentage that any one of these components represents in the Multi-Managed Portfolio varies in accordance with the investment objective.

YOU SHOULD READ THE PROSPECTUS FOR SEASONS SERIES TRUST CAREFULLY BEFORE INVESTING. THE TRUST PROSPECTUS CONTAINS DETAILED INFORMATION ABOUT THE INVESTMENT PORTFOLIOS AND IS ATTACHED TO THIS PROSPECTUS.

Each Strategy uses an investment approach based on asset allocation. This approach is achieved by each Strategy investing in distinct percentages in three specific underlying funds of the Seasons Series Trust. In turn, the underlying funds invest in a combination of domestic and international stocks, bonds and cash. Based on the percentage allocation to each specific underlying fund and each underlying fund's investment approach, each Strategy has a neutral asset allocation mix of stocks, bonds and cash. At the beginning of each quarter a rebalancing occurs among the underlying funds to realign each Strategy with its distinct percentage investment in the three underlying funds. This rebalancing is designed to help maintain the neutral asset allocation mix for each Strategy. The pie charts on the following pages demonstrate:

     - the neutral asset allocation mix for each Strategy; and

     - the percentage allocation in which each Strategy invests.


GROWTH STRATEGY                                                      MODERATE GROWTH STRATEGY
      GOAL: Long-term growth of capital, allocating its assets           GOAL: Growth of capital through investments in equities,
  primarily to stocks. This Strategy may be best suited for          with a secondary objective of conservation of principal by
  those with longer periods to invest.                               allocating more of its assets to bonds than the Growth
                                                                     Strategy. This Strategy may be best suited for those nearing
  Target Asset Allocation:                                           retirement years but still earning income.
      Stocks 80%             Bonds 15%             Cash 5%           Target Asset Allocation:
  [GROWTH CHART]                                                         Stocks 70%              Bonds 25%              Cash 5%
                                                                     [MODERATE GROWTH CHART]


BALANCED GROWTH STRATEGY                                             CONSERVATIVE GROWTH STRATEGY
      GOAL: Focuses on conservation of principal by investing            GOAL: Capital preservation while maintaining some
  in a more balanced weighting of stocks and bonds, with a           potential for growth over the long term. This Strategy may be
  secondary objective of seeking a high total return. This           best suited for those with lower investment risk tolerance.
  Strategy may be best suited for those approaching retirement
  and with less tolerance for investment risk.                       Target Asset Allocation:
  Target Asset Allocation:                                               Stocks 42%              Bonds 53%              Cash 5%
      Stocks 55%             Bonds 40%             Cash 5%           [CONSERVATIVE GROWTH CHART]
  [BALANCED GROWTH CHART]

STRATEGY REBALANCING

Each Strategy is designed to meet its investment objective by allocating a portion of your money to three different investment portfolios. In order to maintain the mix of investment portfolios consistent with each Strategy's objective, each Strategy within your contract will be rebalanced each quarter. On the first business day of each quarter (or as close to such date as is administratively practicable) your money will be allocated among the various investment portfolios according to the percentages set forth on the prior pages. Additionally, within each Multi-Managed Portfolio, your money will be rebalanced among the various components. We also reserve the right to rebalance any Strategy more frequently if rebalancing is, deemed necessary and not adverse to the interests of contract owners invested in such Strategy. Rebalancing a Strategy may involve shifting a portion of assets out of underlying investment portfolios with higher returns into underlying investment portfolios with relatively lower returns. Transfers made as a result of rebalancing a Strategy are not counted against your four free transfers per year.

FIXED ACCOUNT OPTIONS

Your contract may offer Fixed Account Guarantee Periods ("FAGP") to which you may allocate certain Purchase Payments or contract value. Available guarantee periods may be for different lengths of time (such as 1, 3 or 5 years) and may have different guaranteed interest rates, as noted below. We guarantee the interest rate credited to amounts allocated to any available FAGP and that the rate will never be less than the minimum guaranteed interest rate as specified in your contract. Once established, the rates for specified payments do not change during the guarantee period. We determine the FAGPs offered at any time in Our sole discretion and We reserve the right to change the FAGPs that We make available at any time, unless state law requires Us to do otherwise. Please check with your financial representative to learn if any FAGPs are currently offered.

There are three interest rate scenarios for money allocated to the FAGPs. Each of these rates may differ from one another. Once declared, the applicable rate is guaranteed until the corresponding guarantee period expires. Under each scenario your money may be credited a different rate of interest as follows:

     - INITIAL RATE: The rate credited to any portion of the initial Purchase Payment allocated to a FAGP.

     - CURRENT RATE: The rate credited to any portion of the subsequent Purchase Payments allocated to a FAGP.

     - RENEWAL RATE: The rate credited to money transferred from a FAGP or a Variable Portfolio into a FAGP and to money remaining in a FAGP after expiration of a guarantee period.

When a FAGP ends, you may leave your money in the same FAGP or you may reallocate your money to another FAGP or to the VARIABLE PORTFOLIOS. If you want to reallocate your money, you must contact Us within 30 days after the end of the current interest guarantee period and instruct Us as to where you would like the money invested. We do not contact you. If We do not hear from you, your money will remain in the same FAGP where it will earn interest at the renewal rate then in effect for that FAGP.

If you take money out of any available multi-year FAGP before the end of the guarantee period, We make an adjustment to your contract. We refer to the adjustment as a market value adjustment ("MVA"). The MVA reflects any difference in the interest rate environment between the time you place your money in the FAGP and the time when you withdraw or transfer that money. This adjustment can increase or decrease your contract value. Generally, if interest rates drop between the time you put your money into a FAGP and the time you take it out, We credit a positive adjustment to your contract. Conversely, if interest rates increase during the same period, We post a negative adjustment to your contract. You have 30 days after the end of each guarantee period to reallocate your funds without incurring any MVA. APPENDIX B SHOWS HOW WE CALCULATE AND APPLY THE MVA.

You may systematically transfer interest earned in available FAGPs into any of the Variable Portfolios on certain periodic schedules offered by Us. These systematic transfers do not count toward the 4 free transfers per contract year and are not subject to a market value adjustment. You may change or terminate these systematic transfers by contacting Our Annuity Service Center.

All FAGPs may not be available in all states. We reserve the right to refuse any Purchase Payment to available FAGPs if we are crediting a rate equal to the minimum guaranteed interest rate specified in your contract. We may also offer Dollar Cost Averaging Fixed Accounts ("DCAFA"). The rules, restrictions and operation of DCAFAs may differ from the standard FAGPs described above, please see DOLLAR COST AVERAGING below for more details.

DOLLAR COST AVERAGING FIXED ACCOUNTS

You may invest initial and/or subsequent Purchase Payments in DCAFAs, if available. DCAFAs also credit a fixed rate of interest but are specifically designed to facilitate a dollar cost averaging program. Interest is credited to amounts allocated to the DCAFAs while your investment is transferred to the VARIABLE PORTFOLIOS over certain specified time frames. The interest rates applicable to the DCAFA may differ from those applicable to any available FAGPs but will never be less than the minimum annual guaranteed interest rate as specified in your contract. However, when using a DCAFA the annual interest rate is paid on a declining balance as you systematically transfer your investment to the VARIABLE PORTFOLIOS. Therefore, the actual effective yield will be less than the annual crediting rate. We determine the DCAFAs offered at any time in Our sole discretion and We reserve the right to change to DCAFAs that we make available at any time, unless state law requires us to do otherwise. See DOLLAR COST AVERAGING below for more information.

TRANSFERS DURING THE ACCUMULATION PHASE

During the Accumulation Phase you may transfer funds between the VARIABLE PORTFOLIOS and/or the fixed account options. Funds already in your contract cannot be transferred into the DCAFAs. You must transfer at least $500. If less than $500 will remain in any VARIABLE PORTFOLIO after a transfer, that amount must be transferred as well.

Subject to certain rules, you may request transfers of your account value between the VARIABLE PORTFOLIOS and/or the fixed account options in writing or by telephone. Additionally, you may access your account and request transfers between VARIABLE PORTFOLIOS and/or the fixed account options through AIG SunAmerica's website (http://www.aigsunamerica.com). We currently allow 4 free transfers per contract per year. We charge $25 ($10 in Pennsylvania and Texas) for each additional transfer in any contract year.

We may accept transfer requests by telephone or the internet unless you tell us not to on your contract application. When receiving instructions over the telephone or the internet, we follow appropriate procedures to provide reasonable assurance that the transactions executed are genuine. Thus, we are not responsible for any claim, loss or expense from any error resulting from instructions received over the telephone or the internet. If we fail to follow our procedures, we may be liable for any losses due to unauthorized or fraudulent instructions.

This product is not designed for professional "market timing" organizations or other organizations or individuals engaged in trading Variable Portfolios that seek to benefit from short term price fluctuations or price irregularities by making programmed transfers, frequent transfers or transfers that are large in relation to the total assets of the underlying portfolio in which the VARIABLE PORTFOLIOS invest. These market timing Variable Portfolios are disruptive to the underlying portfolios in which the VARIABLE PORTFOLIOS invest and thereby potentially harmful to investors. If we determine, in our sole discretion, that your transfer patterns among the VARIABLE PORTFOLIOS reflect a market timing Variable Portfolio, we reserve the right to take action to protect the other investors. Such action may include but would not be limited to restricting the way you can request transfers among the VARIABLE PORTFOLIOS imposing penalty fees on such trading activity, and/or otherwise restricting transfer options in accordance with state and federal rules and regulations.

Any transfer request in excess of 12 transfers per contract year must be submitted in writing by U.S. mail. Transfer requests sent by same day mail, overnight mail or courier services will not be accepted. We will process any transfer request as of the day we receive it, if received before close of the New York Stock Exchange ("NYSE"). If the transfer request is received after the close of the NYSE, the request will be processed on the next business day. Transfer requests required to be submitted by U.S. mail can only be cancelled in writing by U.S. mail. We will process a cancellation request only if it is received prior to or simultaneous with the original transfer request.

Regardless of the number of transfers you have made, we will monitor and, upon written notification, may terminate your transfer privileges if we determine that you are engaging in a pattern of transfers that reflects a market timing Variable Portfolio or is potentially harmful to other policy owners. Some of the factors we will consider include:

     - the dollar amount of the transfer;

     - the total assets of the Variable Portfolio involved in the transfer;

     - the number of transfers completed in the current calendar quarter; or

     - whether the transfer is part of a pattern of transfers to take advantage of short-term market fluctuations or market inefficiencies.

For information regarding transfers during the Income Phase, SEE INCOME OPTIONS BELOW.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND, WAIVE OR TERMINATE THESE TRANSFER PROVISIONS AT ANY TIME.

DOLLAR COST AVERAGING PROGRAM

The Dollar Cost Averaging ("DCA") Program allows you to systematically transfer a set percentage or amount from any Variable Portfolio or the one year fixed account option (we call these source accounts) to another Variable Portfolio. You can also select to transfer the entire value in a Variable Portfolio or the one year fixed investment option in a stated number of transfers. Transfers may occur on such periodic schedules such as monthly or weekly. You can change the amount or frequency to available options at any time by notifying us in writing. The minimum transfer amount is $500, unless you use the DCAFAs (see below). Fixed Account options are not available as target accounts for the DCA program.

We may also offer DCAFAs for a specified time period exclusively to facilitate this program. If you elect to participate in the Seasons Rewards Program, DCAFAs are not available under your contract. The DCAFAs only accept new Purchase Payments. You cannot transfer money already in your contract into these options. If you allocate a Purchase Payment into DCAFAs, we transfer all your money allocated to that account into the Variable Portfolios you select over the selected time period at an offered frequency of your choosing. The minimum transfer amount if you use DCAFAs is $500.

For example, let's say you allocate $1,000 to a DCAFA and you select monthly transfers, we completely transfer all of your money to the selected Variable Portfolios over a period of ten months.

You may terminate your DCA program at any time. If money remains in the DCAFAs, we transfer the remaining money according to your instructions or to your current allocation on file. Transfers under this program do not count against your four free transfers per year.

The DCA program is designed to lessen the impact of market fluctuations on your investment. However, we cannot ensure that you will make a profit. When you elect the DCA program, you are continuously investing in securities regardless of fluctuating price levels. You should consider your tolerance for investing through periods of fluctuating price levels.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THIS PROGRAM AT ANY TIME.

     EXAMPLE:

     Assume that you want to gradually move $750 each month from the Conservative Growth Strategy to the Growth Strategy over six months. You set up dollar cost averaging and purchase Accumulation Units at the following values:

MONTHS     ACCUMULATION UNIT    UNITS PURCHASED
-------    -----------------    ---------------
 1              $ 7.50                100
 2              $ 5.00                150
 3              $10.00                 75
 4              $ 7.50                100
 5              $ 5.00                150
 6              $ 7.50                100

     You paid an average price of only $6.67 per Accumulation Unit over six months, while the average market price actually was $7.08. By investing an equal amount of money each month, you automatically buy more Accumulation Units when the market price is low and fewer Accumulation Units when the market price is high. This example is for illustrative purposes only.

PRINCIPAL ADVANTAGE PROGRAM

The Principal Advantage Program allows you to invest in one or more Strategy without putting the amount of your principal at direct risk. The program accomplishes this by allocating your investment strategically between the fixed account options and Strategy. You decide how much you want to invest and approximately when you want a return of principal. We calculate how much of your Purchase Payment needs to be allocated to the particular fixed account option to ensure that it grows to an amount equal to your total principal invested under this program. We invest the rest of your principal in the Strategy of your choice. Currently, there is no change to participate in this program.

We reserve the right to modify, suspend or terminate this program at any time.

     EXAMPLE:

     Assume that you want to allocate a portion of your initial Purchase Payment of $100,000 to the fixed account option. You want the amount allocated to the fixed account option to grow to $100,000 in 7 years. If the 7-year fixed account option is offering a 5% interest rate, we will allocate $71,069 to the 7-year fixed account option to ensure that this amount will grow to $100,000 at the end of the 7-year period. The remaining $28,931 may be allocated among the Strategy, as determined by you, to provide opportunity for greater growth.

VOTING RIGHTS

AIG SunAmerica Life is the legal owner of the Seasons Series Trust shares. However, when the underlying investment portfolios of the Seasons Series Trust solicit proxies in conjunction with a vote of shareholders, we must obtain your instructions on how to vote those shares. We vote all of the shares we own in proportion to your instructions. This includes any shares we own on our own behalf. Should we determine that we are no longer required to comply with these rules, we will vote the shares in our own right.

SUBSTITUTION

We may amend your contract due to changes to the Variable Portfolios offered under your contract. For example, we may offer new Variable Portfolios, delete Variable Portfolios, or stop accepting allocations and/or investments in a particular Variable Portfolios. We may move assets and/or re-direct future premium allocations from one Variable Portfolios to another if we receive investor approval through a proxy vote or SEC approval for a fund substitution. This would occur if a Variable Portfolios is no longer an appropriate investment for the contract, for reason such as continuing substandard performance, or for changes to the portfolio manager, investment objectives, risks and strategies, or federal or state laws. The new Variable Portfolios offered may have different fees and expenses. You will be notified of any upcoming proxies or substitutions that affect your Variable Portfolios choices.

ACCESS TO YOUR MONEY
--------------------------------------------------------------------------------

You can access money in your contract by making a partial or total withdrawal, and/or by receiving income payments during the Income Phase. SEE INCOME OPTIONS BELOW.

Generally, we deduct a withdrawal charge applicable to any total or partial withdrawal and a market value adjustment if a withdrawal comes from the 3, 5, 7 or 10 year fixed account options. If you withdraw your entire contract value, we also deduct any applicable premium taxes and a contract maintenance fee. SEE EXPENSES BELOW.

Your contract provides for a free withdrawal amount each year. A free withdrawal amount is the portion of your account that we allow you to take out each year without being charged a surrender penalty. However, upon a future full surrender of your contract we will recoup any surrender charges which would have been due at the time the free withdrawals were taken if your free withdrawal had not been free.

Generally, each contract year you may withdraw up to 10% of your Purchase Payments which are subject to a withdrawal charge free of any withdrawal charge. This is the free withdrawal amount.

Purchase payments, above and beyond the amount of your free withdrawal amount, that are invested for less than 7 years and withdrawn will result in your paying a penalty in the form of a surrender charge. The amount of the charge and how it applies are discussed more fully below. You should consider, before purchasing this contract, the effect this charge will have on your investment if you need to withdraw more money than the free withdrawal amount. You should fully discuss this decision with your financial advisor.

The withdrawal charge percentage is determined by the age of the Purchase Payment remaining in the contract at the time of the withdrawal. For the purpose of calculating the withdrawal charge, any prior Free Withdrawal is not subtracted from the total Purchase Payments still subject to withdrawal charges.

For example, you make an initial Purchase Payment of $100,000. For purposes of this example we will assume a 0% growth rate over the life of the contract and no subsequent Purchase Payments. In contract year 2 and year 3, you take out your maximum free withdrawal of $10,000 for each year. After that free withdrawal your contract value is $80,000. In contract year 5 you request a full surrender of your contract. We will apply the following calculation, A - (B X C) = D, where:

A = Your contract value at the time of your request for surrender ($80,000) B = The amount of your Purchase Payments still subject to withdrawal charge ($100,000)
C = The withdrawal charge percentage applicable to the age of each Purchase Payment (6%) [B X C = $6,000]
D = Your full surrender value ($74,000)

We calculate charges due on a total withdrawal on the day after we receive your request and your contract. We return your contract value less any applicable fees and charges.

Under most circumstances, the minimum partial withdrawals amount is $1,000. We require that the value left in any STRATEGY or fixed account be at least $500, after the withdrawal. You must send a written withdrawal request. Unless you provide us with different instructions, partial withdrawals will be made in equal amounts from each STRATEGY and fixed account option in which your contract is invested.

Washington residents should consult their financial adviser for additional information.

We may be required to suspend or postpone the payment of a withdrawal for any period of time when: (1) the NYSE is closed (other than a customary weekend and holiday closings); (2) trading with the NYSE is restricted; (3) an emergency exists such that disposal of or determination of the value of shares of the Portfolios is not reasonably practicable; (4) the SEC, by order, so permits for the protection of contract owners.

Additionally, we reserve the right to defer payments for a withdrawal from a fixed account option. Such deferrals are limited to six months.

SYSTEMATIC WITHDRAWAL PROGRAM

If you elect, we use money in your contract to pay you monthly, quarterly, semi-annual or annual payments during the Accumulation Phase. Electronic transfer of these funds to your bank account is also available. The minimum amount of each withdrawal is $250. There must be at least $500 remaining in your contract at all times. Withdrawals may be taxable and a 10% IRS tax penalty may apply if you are under age 59 1/2. Any withdrawals you make using this program count against your free withdrawal amount as described above. Withdrawals in excess of the free withdrawal amount may incur a withdrawal charge. There is no additional charge for participating in this program.

The program is not available to everyone. Please check with our Annuity Service Center, which can provide the necessary enrollment forms. We reserve the right to modify, suspend or terminate this program at any time.

WITHDRAWAL CHARGES, MARKET VALUE ADJUSTMENTS, INCOME TAXES, TAX PENALTIES AND CERTAIN RESTRICTIONS MAY APPLY TO ANY WITHDRAWAL YOU MAKE, INCLUDING SYSTEMATIC WITHDRAWALS.

MINIMUM CONTRACT VALUE

Where permitted by state law, we may terminate your contract if both of the following occur: (1) your contract is less than $500 as a result of withdrawals; and (2) you have not made any Purchase Payments during the past three years. We will provide you with sixty days written notice. At the end of the notice period, we will distribute the contract's remaining value to you.

QUALIFIED CONTRACT OWNERS

Certain qualified plans restrict and/or prohibit your ability to withdraw money from your contract. PLEASE SEE TAXES BELOW for a more detailed explanation.

DEATH BENEFIT
--------------------------------------------------------------------------------

If you should die during the Accumulation Phase of your contract, we will pay a death benefit to your Beneficiary. If you die during the Income Phase, your beneficiary will receive any remaining guaranteed income payments in accordance with the income options you choose. SEE INCOME OPTIONS BELOW.

If you should die prior to reaching age 75 or, in the case of joint owners, if an owner should die prior to the youngest owner reaching age 75, the death benefit will be equal to the greater of:

     1. Contract Value at the time we receive all required paperwork and satisfactory proof of death; or

     2. Total Purchase Payments less withdrawals, applicable charges, market value adjustments and taxes, accumulated at 3% from the date your contract was issued until the date of death, plus any Purchase Payments received, less any withdrawals, applicable charges, market value adjustments and taxes made or charged, after the date of death.

If the contract was issued after your 75th birthday or if you should die after you reach age 75, or, in the case of joint owners, if the contract was issued after both owners' 75th birthday or if an owner dies after the youngest owner reaches age 75, the death benefit will be the greater of:

     1. Contract value at the time we receive all required paperwork and satisfactory proof of death; or

     2. Total Purchase Payments received by us before age 75 (in the case of joint owners, before the younger owner reaches age 75) less any withdrawals, applicable charges, market value adjustments and taxes, accumulated at 3% from the date your contract was issued until your 75th birthday (or, if there is a joint owner, the 75th Birthday of the youngest owner), plus any subsequent Purchase Payments received, less any withdrawals, applicable charges, market value adjustments and taxes made or charged, after your 75th birthday.

You select the Beneficiary to receive any amounts payable on death. You may change the Beneficiary at any time, unless you previously made an irrevocable Beneficiary designation. A new Beneficiary designation is not effective until we record the change.

The death benefit must be paid within 5 years of the date of death, unless the Beneficiary elects to have the death benefit payable in the form of an income option. If the Beneficiary elects an income option, it must be paid over the Beneficiary's lifetime or for a period not extending beyond the Beneficiary's life expectancy. Income payments must begin within one year of your death. If the Beneficiary is the spouse of the owner, he or she can elect to continue the contract at the then current value.

The death benefit will be calculated and paid out when we receive all required paperwork and satisfactory proof of death. We consider satisfactory proof of death one of the following: (1) a certified copy of a death certificate; (2) a certified copy of a decree of court of competent jurisdiction as to the finding of death; (3) a written statement by a medical doctor who attended the deceased at the time of death; or (4) any other proof satisfactory to us.

DEATH OF THE ANNUITANT

If the Annuitant dies before annuity payments begin, you can name a new Annuitant. If no Annuitant is named within 30 days, you will become the Annuitant. However, if the owner is a non-natural person (for example, a corporation), then the death of the Annuitant will be treated as the death of the owner, no new Annuitant may be named and the death benefit will be paid.

EXPENSES
--------------------------------------------------------------------------------

There are charges and expenses associated with your contract. These charges and expenses reduce your investment return. We will not increase the contract maintenance fee and withdrawal charges. However, the investment charges under your contract may increase or decrease. Some states may require that we charge less than the amounts described below.

SEPARATE ACCOUNT CHARGES

The Company deducts separate account charges in the amount of 1.40%, annually of the value of your contract invested in the Variable Portfolios. We deduct the charge daily. These charges compensate the Company for the mortality and expense risk and the costs of contract distribution assumed by the Company.

Generally, the mortality risks assumed by the Company arise from its contractual obligations to make income payments after the Annuity Date and to provide a death benefit. The expense risk assumed by the Company is that the costs of administering the contracts and the Separate Account will exceed the amount received from the administrative fees and charges assessed under the contract.

If these charges do not cover all of our expenses, we will pay the difference. Likewise, if these charges exceed our expenses, we will keep the difference. The Insurance Charge is expected to result in a profit. Profit may be used for any legitimate cost/expense including distribution, depending upon market conditions.

WITHDRAWAL CHARGES

The contract provides a Free Withdrawal Amount every year. SEE ACCESS TO YOUR MONEY ABOVE. If you take money out in excess of the Free Withdrawal Amount, you may incur a withdrawal charge.

We apply a withdrawal charge against each Purchase Payment you put into the contract. After a Purchase Payment has been in the contract for seven complete years, no withdrawal charge applies. The withdrawal charge equals a percentage of the Purchase Payment you take out of the contract. The withdrawal charge percentage declines each year a Purchase Payment is in the contract, as follows:

      YEAR          1    2    3    4    5    6    7    8
-----------------  ---  ---  ---  ---  ---  ---  ---  ---
Withdrawal
  Charge.........  7%   6%   6%   5%   4%   3%   2%   0%

When calculating the withdrawal charge, we treat withdrawals as coming first from the Purchase Payments that have been in your contract the longest. However, for tax purposes, your withdrawals are considered earnings first, then Purchase Payments.

Whenever possible, we deduct the withdrawal charge from the money remaining in your contract. If you withdraw all of your contract value, we deduct any applicable withdrawal charges from the amount withdrawn.

We will not assess a withdrawal charge for money withdrawn to pay a death benefit. We will not assess a withdrawal charge upon election to receive income payments from your contract.

Withdrawals made prior to age 59 1/2 may result in tax penalties SEE TAXES
BELOW.

INVESTMENT CHARGES

Charges are deducted from the assets of the investment portfolios underlying the STRATEGIES for the advisory and other expenses of the portfolios. SEE FEE TABLES ABOVE. FOR MORE DETAILED INFORMATION ON THESE INVESTMENT CHARGES, REFER TO THE ATTACHED TRUST PROSPECTUS.

CONTRACT MAINTENANCE FEE

During the Accumulation Phase, we subtract a contract maintenance fee from your account once per year. This charge compensates us for the cost of contract administration. We will deduct the $35 contract maintenance fee ($30 in North Dakota) from your account value on your contract anniversary. If you withdraw your entire contract value, we deduct the fee from that withdrawal.

If your contract value is $50,000 or more on your contract anniversary date, we will waive the charge. This waiver is subject to change without notice.

TRANSFER FEE

We currently permit four free transfers between investment options, every contract year. We charge you $25 for each transfer over four in any one year ($10 in Pennsylvania and Texas). We deduct the transfer fee from the STRATEGY and/or fixed account option from which you request the transfer SEE INVESTMENT OPTIONS ABOVE.

PREMIUM TAX

Certain states charge the Company a tax on the premiums you pay into the contract ranging from 0% to 3.5%. We deduct from your contract these premium tax charges where applicable. Currently we deduct the charge for premium taxes when you take a full withdrawal or annuitize the contract. In the future, we may assess this deduction at the time you put Purchase Payment(s) into the contract or upon payment of a death benefit.

INCOME TAXES

We do not currently deduct income taxes from your contract. We reserve the right to do so in the future.

REDUCTION OR ELIMINATION OF CHARGES AND EXPENSES AND ADDITIONAL AMOUNTS CREDITED

Sometimes sales of the contracts to groups of similarly situated individuals may lower our administrative and/or sales expenses. We reserve the right to reduce or waive certain charges and expenses when this type of sale occurs. In addition, we may also credit additional interest to policies sold to such groups. We determine which groups are eligible for such treatment. Some of the criteria we evaluate to make a determination are: size of the group; amount of expected Purchase Payments; relationship existing between us and prospective purchaser; nature of the purchase; length of time a group of contracts is expected to remain active; purpose of the purchase and whether that purpose increases the likelihood that our expenses will be reduced; and/or any other factors that we believe indicate that administrative and/or sales expenses may be reduced.

AIG SunAmerica Life may make such a determination regarding sales to its employees, its affiliates' employees and employees of currently contracted broker-dealers; its registered representatives and immediate family members of all of those described.

We reserve the right to change or modify any such determination or the treatment applied to a particular group, at any time.

INCOME OPTIONS
--------------------------------------------------------------------------------

ANNUITY DATE

During the Income Phase, the money in your Contract is used to make regular income payments to you. You may switch to the Income Phase any time after your second contract anniversary. You select the month and year in which you want income payments to begin. The first day of that month is the Annuity Date. You may change your Annuity Date, so long as you do so at least seven days before the income payments are scheduled to begin. Once you begin receiving income payments, you cannot change your Income Option. Except to the extent discussed under Option 5, once you begin receiving income payments you cannot otherwise access your money through a withdrawal or surrender.

Income payments must begin on or before the Latest Annuity Date. If you do not choose an Annuity Date, your income payments will automatically begin on the Latest Annuity Date. Certain states may require your income payments to start earlier.

If the Annuity Date is past your 85th birthday, your contract could lose its status as an annuity under Federal tax laws. This may cause you to incur adverse tax consequences. In addition, certain Qualified contracts require you to take minimum distributions after you reach age 70 1/2. SEE TAXES BELOW.

INCOME OPTIONS

Currently, this Contract offers five standard Income Options. Other payout options may be available. Contact the Annuity Service Center for more information. If you elect to receive income payments but do not select an option, your income payments will be made in accordance with option 4 for a period of 10 years. For income payments selected for joint lives, we pay according to option 3.

We base our calculation of income payments on the life of the Annuitant and the annuity factors set forth in your contract. As the contract owner, you may change the Annuitant at any time prior to the Annuity Date. You must notify us if the Annuitant dies before the Annuity Date and then designate a new Annuitant.

OPTION 1 - LIFE INCOME ANNUITY

This option provides income payments for the life of the Annuitant. Income payments stop when the Annuitant dies.

OPTION 2 - JOINT AND SURVIVOR LIFE ANNUITY

This option provides income payments for the life of the Annuitant and for the life of another designated person. Upon the death of either person, we will continue to make income payments during the lifetime of the survivor. Income payments stop whenever the survivor dies.

OPTION 3 - JOINT AND SURVIVOR LIFE ANNUITY WITH 10 OR 20 YEAR PERIOD CERTAIN

This option is similar to option 2 above, with an additional guarantee of payments for at least 10 years. If the Annuitant and the Survivor die before all of the guaranteed payments have been made, the remaining payments are made to the Beneficiary under your Contract.

OPTION 4 - LIFE ANNUITY WITH 10 OR 20 YEAR PERIOD CERTAIN

This option is similar to option 1 above. In addition, this option provides a guarantee that income payments will be made for at least 10 or 20 years. You select the number of years. If the Annuitant dies before all guaranteed income payments are made, the remaining income payments go to the Beneficiary under your Contract.

OPTION 5 - INCOME FOR A SPECIFIED PERIOD

This option provides income payments for a guaranteed period ranging from 5 to 30 years. If the Annuitant dies before all of the guaranteed income payments are made, the remaining income payments are made to the Beneficiary under your contract. Additionally, if variable income payments are elected under this option, you (or the Beneficiary under the contract if the Annuitant dies prior to all guaranteed payments being made) may redeem the contract value after the Annuity Date. The amount available upon such redemption would be the discounted present value of any remaining guaranteed payments.

The value of an Annuity Unit, regardless of the option chosen, takes into account the Mortality and Expense Risk Charge. Since Option 5 does not contain an element of mortality risk, no benefit is derived from this charge.

Please read the Statement of Additional Information ("SAI") for a more detailed discussion of the income options.

ALLOCATION OF INCOME PAYMENTS

You can choose income payments that are fixed, variable or both. If payments are fixed, AIG SunAmerica Life guarantees the amounts of each payment. If the payments are variable, the amounts are not guaranteed. They will go up and/or down based upon the performance of your Variable Portfolios.

FIXED OR VARIABLE INCOME PAYMENTS

You can choose income payments that are fixed, variable or both. If at the date when income payments begin you are invested in the Variable Portfolios only, your income payments will be variable. If your money is only in fixed accounts at that time, your income payments will be fixed in amount.

INCOME PAYMENTS

We make income payments on a monthly, quarterly, semi-annual or annual basis. You instruct us to send you a check or to have the payments directly deposited into your bank account. If state law allows, we distribute annuities with a contract value of $5,000 or less in a lump sum. Also, if the selected income option results in income payments of less than $50 per payment, we may decrease the frequency of the payments, state law allowing.

If you are invested in the Variable Portfolios after the Annuity date, your income payments will vary depending on four things:

     - for life options, your age when payments begin, and;

     - the value of your contract in the Variable Portfolios on the Annuity Date, and;

     - the 3.5% assumed investment rate used in the annuity table for the contract, and;

     - the performance of the Variable Portfolios in which you are invested during the time you receive income payments.

If you are invested in both the fixed account options and the Variable Portfolios after the Annuity Date, the allocation of funds between the fixed accounts and Variable Portfolios also impacts the amount of your annuity payments.

The value of variable income payments, if elected, is based on an assumed interest rate ("AIR") of 3.5% compounded annually. Variable income payments generally increase or decrease from one income payment date to the next based upon the performance of the applicable Variable Portfolios. If the performance of the Variable Portfolios selected is equal to the AIR, the income payments will remain constant. If performance of Variable Portfolios is greater than the AIR, the income payments will increase and if it is less than the AIR, the income payments will decline.

TRANSFERS DURING THE INCOME PHASE

You may transfer money among the Variable Portfolios during the Income Phase. Transfers are subject to the same limitations as transfers during the Accumulation Phase. However, you may not transfer money from the fixed account into the Variable Portfolios or from the Variable Portfolios into the fixed accounts during the Income Phase. SEE EXPENSES ABOVE.

DEFERMENT OF PAYMENTS

We may defer making fixed payments for up to six months, or less if required by law. Interest is credited to you during the deferral period. SEE ALSO ACCESS TO YOUR MONEY ABOVE.

Please read the Statement of Additional Information ("SAI") for a more detailed discussion of the income payments.

TAXES
--------------------------------------------------------------------------------

NOTE: WE PREPARED THE FOLLOWING INFORMATION ON TAXES AS A GENERAL DISCUSSION OF THE SUBJECT. THIS INFORMATION ADDRESSES GENERAL FEDERAL TAXATION MATTERS, AND GENERALLY DOES NOT ADDRESS STATE TAXATION ISSUES OR QUESTIONS. IT IS NOT TAX ADVICE. RECENT TAX LEGISLATION INCLUDED MANY CHANGES THAT COULD AFFECT THE TAXATION OF INVESTMENT INCOME. YOU MAY WISH TO SEEK COMPETENT TAX ADVICE ABOUT YOUR OWN CIRCUMSTANCES. WE DO NOT GUARANTEE THE TAX STATUS OF YOUR ANNUITY. TAX LAWS CONSTANTLY CHANGE, THEREFORE, WE CANNOT GUARANTEE THAT THE INFORMATION CONTAINED HEREIN IS COMPLETE AND/OR ACCURATE. WE HAVE INCLUDED AN ADDITIONAL DISCUSSION REGARDING TAXES IN THE SAI.

ANNUITY CONTRACTS IN GENERAL

The Internal Revenue Code ("IRC") provides for special rules regarding the tax treatment of annuity contracts. Generally, taxes on the earnings in your annuity contract are deferred until you take the money out. Qualified retirement investments that satisfy specific tax and ERISA requirements automatically provide tax deferral regardless of whether the underlying contract is an annuity, a trust or a custodial account. Different rules apply depending on how you take the money out and whether your contract is Qualified or Non-Qualified.

If you do not purchase your contract under a pension plan, a specially sponsored employer program or an individual retirement account, your contract is referred to as a Non-Qualified contract. A Non-Qualified contract receives different tax treatment than a Qualified contract. In general, your cost basis in a Non-Qualified contract is equal to the Purchase Payments you put into the contract. You have already been taxed on the cost basis in your contract.

If you purchase your contract under a pension plan, a specially sponsored employer program or as an individual retirement account, your contract is referred to as a Qualified contract. Examples of qualified plans are: Individual Retirement Accounts ("IRAs"), Roth IRAs, Tax-Sheltered Annuities (referred to as 403(b) contracts), plans of self-employed individuals (often referred to as H.R. 10 Plans or Keogh Plans) and pension and profit sharing plans, including 401(k) plans. Typically you have not paid any tax on the Purchase Payments used to buy your contract and therefore, you have no cost basis in your contract. However, you normally will have cost basis in a Roth IRA, and you may have cost basis in a traditional IRA or in another Qualified Contract.

TAX TREATMENT OF DISTRIBUTIONS--NON-QUALIFIED CONTRACTS

If you make a partial or total withdrawal from a Non-Qualified contract, the IRC treats such a withdrawal as first coming from the earnings and then as coming from your Purchase Payments. Purchase Payments made prior to August 14, 1982, however, are an important exception to this general rule, and for tax purposes are treated as being distributed before the earnings on those contributions. If you annuitize your contract, a portion of each income payment will be considered, for tax purposes, to be a return of a portion of your Purchase Payment(s). Any portion of each income payment that is considered a return of your Purchase Payment will not be taxed. Withdrawn earnings are treated as income to you and are taxable. The IRC provides for a 10% penalty tax on any earnings that are withdrawn other than in conjunction with the following circumstances: (1) after reaching age 59 1/2; (2) when paid to your Beneficiary after you die; (3) after you become disabled (as defined in the IRC); (4) when paid in a series of substantially equal installments made for your life or for the joint lives of you and you Beneficiary; (5) under an immediate annuity; or (6) which are attributable to Purchase Payments made prior to August 14, 1982.

TAX TREATMENT OF DISTRIBUTIONS--QUALIFIED CONTRACTS

Generally, you have not paid any taxes on the Purchase Payments used to buy a Qualified contract. As a result, with certain limited exceptions, any amount of money you take out as a withdrawal or as income payments is taxable income. The IRC further provides for a 10% penalty tax on any taxable withdrawal or income payment paid to you other than in conjunction with the following circumstances:
(1) after reaching age 59 1/2; (2) when paid to your Beneficiary after you die;
(3) after you become disabled (as defined in the IRC); (4) in a series of substantially equal installments, made for your life or for the joint lives of you and your Beneficiary, that begins after separation from service with the employer sponsoring the plan; (5) to the extent such withdrawals do not exceed limitations set by the IRC for deductible amounts paid during the taxable year for medical care; (6) to fund higher education expenses (as defined in IRC; only from an IRA); (7) to fund certain first-time home purchase expenses (only from an IRA); and, except in the case of an IRA; (8) when you separate from service after attaining age 55; (9) when paid for health insurance if you are unemployed and meet certain requirements; and (10) when paid to an alternate payee pursuant to a qualified domestic relations order.

The IRC limits the withdrawal of an employee's voluntary Purchase Payments to a Tax-Sheltered Annuity (TSA). Withdrawals can only be made when an owner: (1) reaches age 59 1/2; (2) severs employment with the employer; (3) dies; (4) becomes disabled (as defined in the IRC); or (5) experiences a hardship (as defined in the IRC). In the case of hardship, the owner can only withdraw Purchase Payments. Additional plan limitations may also apply. Amounts held in a TSA annuity contract as of December 31, 1988 are not subject to these restrictions. Qualifying transfers of amounts from one TSA contract to another TSA contract under section 403(b) or to a custodial account under section 403(b)(7), and qualifying transfers to a state defined benefit plan to purchase service credits, are not considered distributions, and thus are not subject to these withdrawal limitations. If amounts are transferred from a custodial account described in Code section 403(b)(7) to this contract the transferred amount will retain the custodial account withdrawal restrictions.

Withdrawals from other Qualified Contracts are often limited by the IRC and by the employer's plan.

MINIMUM DISTRIBUTIONS

Generally, the IRS requires that you begin taking annual distributions from qualified annuity contracts by April 1 of the calendar year following the later of (1) the calendar year in which you attain age 70 1/2 or (2) the calendar year in which you retire. If you own an IRA, you must begin taking distributions when you attain age 70 1/2, regardless of when you retire. If you own more than one TSA, you may be permitted to take your annual distributions in any combination from your TSAs. A similar rule applies if you own more than one IRA. However, you cannot satisfy this distribution requirement for your TSA contract by taking a distribution from an IRA, and you cannot satisfy the requirement for your IRA by taking a distribution from a TSA.

You may be subject to a surrender charge on withdrawals taken to meet minimum distribution requirements, if the withdrawals exceed the contract's maximum penalty free amount.

Failure to satisfy the minimum distribution requirements may result in a tax penalty. You should consult your tax advisor for more information.

You may elect to have the required minimum distribution amount on your contract calculated and withdrawn each year under the automatic withdrawal option. You may select either monthly, quarterly, semiannual or annual withdrawals for this purpose. This service is provided as a courtesy and We do not guarantee the accuracy of Our calculations. Accordingly, We recommend you consult your tax advisor concerning your required minimum distribution. You may terminate your election for automated minimum distribution at any time by sending a written request to Our Annuity Service Center. We reserve the right to change or discontinue this service at any time.

TAX TREATMENT OF DEATH BENEFITS

Any death benefits paid under the contract are taxable to the Beneficiary. The rules governing the taxation of payments from an annuity contract, as discussed above, generally apply whether the death benefits are paid as lump sum or annuity payments. Estate taxes may also apply.

Certain enhanced death benefits may be purchased under your contract. Although these types of benefits are used as investment protection and should not give rise to any adverse tax effects, the IRS could take the position that some or all of the charges for these death benefits should be treated as a partial withdrawal from the contract. In such case, the amount of the partial withdrawal may be includible in taxable income and subject to the 10% penalty if the owner is under 59 1/2.

If you own a Qualified contract and purchase these enhanced death benefits, the IRS may consider these benefits "incidental death benefits." The IRC imposes limits on the amount of the incidental death benefits allowable for Qualified contracts. If the death benefit(s) selected by you are considered to exceed these limits, the benefit(s) could result in taxable income to the owner of the Qualified contract. Furthermore, the IRC provides that the assets of an IRA (including a Roth IRA) may not be invested in life insurance, but may provide, in the case of death during the Accumulation Phase, for a death benefit payment equal to the greater of Purchase Payments or contract value. This contract offers death benefits, which may exceed the greater of Purchase Payments or contract value. If the IRS determines that these benefits are providing life insurance, the contract may not qualify as an IRA (including Roth IRAs). You should consult your tax adviser regarding these features and benefits prior to purchasing a contract.

CONTRACTS OWNED BY A TRUST OR CORPORATION

A trust or corporation ("Non-Natural Owner") that is considering purchasing this contract should consult a tax advisor. Generally, the IRC does not treat a Non-Qualified contract owned by a non-natural owner as an annuity contract for Federal income tax purposes. The non-natural owner pays tax currently on the contract's value in excess of the owner's cost basis. However, this treatment is not applied to a contract held by a trust or other entity as an agent for a natural person nor to contracts held by Qualified Plans. See the SAI for a more detailed discussion of the potential adverse tax consequences associated with non-natural ownership of a non-qualified annuity contract.

GIFTS, PLEDGES AND/OR ASSIGNMENTS OF A NON-QUALIFIED CONTRACT

If you transfer ownership of your Non-Qualified contract to a person other than your spouse (or former spouse incident to divorce) as a gift you will pay federal income tax on the contract's cash value to the extent it exceeds your cost basis. The recipient's cost basis will be increased by the amount on which you will pay federal taxes. Also, the IRC treats any assignment or pledge (or agreement to assign or pledge) of any portion of a Non-Qualified contract as a withdrawal. See the SAI for a more detailed discussion regarding potential tax consequences of gifting, assigning or pledging a non-qualified contract.

DIVERSIFICATION AND INVESTOR CONTROL

The IRC imposes certain diversification requirements on the underlying investments for a variable annuity. We believe that the underlying portfolios' management monitors the portfolios so as to comply with these requirements. To be treated as a variable annuity for tax purposes, the underlying investments must meet these requirements.

The diversification regulations do not provide guidance as to the circumstances under which you, and not AIG SunAmerica Life, would be considered the owner of the shares of the portfolios under your Nonqualified Contract, because of the degree of control you exercise over the underlying investments. This diversification requirement is sometimes referred to as "investor control." It is unknown to what extent owners are permitted to select investments, to make transfers among VARIABLE PORTFOLIOS or the number and type of VARIABLE PORTFOLIOS owners may select from. If any guidance is provided which is considered a new position, then the guidance would generally be applied prospectively. However, if such guidance is considered not to be a new position, it may be applied retroactively. This would mean you, as the owner of the Nonqualified Contract, could be treated as the owner of the underlying portfolios. Due to the uncertainty in this area, We reserve the right to modify the contract in an attempt to maintain favorable tax treatment.

These investor control limitations generally do not apply to Qualified Contracts, which are referred to as "Pension Plan Contracts" for purposes of this rule, although the limitations could be applied to Qualified Contracts in the future.

PERFORMANCE
--------------------------------------------------------------------------------

From time to time we will advertise the performance of the Variable Portfolios. Any such performance results are based on historical earnings and are not intended to indicate future performance.

For each Variable Portfolio we will show performance against a comparison index which is made up of the S&P 500 Index, the Lehman Brothers Corporate/Government Index and the Lipper Money Market Index. The comparison index will blend the referenced indices in proportion to the neutral allocation of stocks, bonds and cash within each Variable Portfolio as indicated on pages 9 and 10 of this prospectus.

Additionally, we may show performance of each Variable Portfolio in comparison to various appropriate indices and the performance of other similar variable annuity products with similar objectives as reported by such independent reporting services as Morningstar, Inc., Lipper Analytical Services, Inc. and the Variable Annuity Research Data Service ("VARDS").

Please see the Statement of Additional Information for additional information regarding the methods used to calculate performance data.

AIG SunAmerica Life may also advertise the rating and other information assigned to it by independent industry ratings organizations. Some of those organizations are A.M. Best Company ("A.M. Best"), Moody's Investor's Service ("Moody's"), Standard & Poor's Insurance Rating Services ("S&P"), and Fitch Ratings. A.M. Best's and Moody's ratings reflect their current opinion of our financial strength and performance in comparison to others in the life and health insurance industry. S&P's and Fitch Ratings measure the ability of an insurance company to meet its obligations under insurance policies it issues. These two ratings do not measure the insurer's ability to meet non-policy obligations. Ratings in general do not relate to the performance of the STRATEGIES.

OTHER INFORMATION
--------------------------------------------------------------------------------

AIG SUNAMERICA LIFE

AIG SunAmerica Life is a stock life insurance company originally organized under the laws of the state of California in April 1965. On January 1, 1996, AIG SunAmerica Life redomesticated under the laws of the state of Arizona.

AIG SunAmerica Life and its affiliates, SunAmerica Life Insurance Company, First SunAmerica Life Insurance Company, AIG SunAmerica Asset Management Corporation, and the AIG Advisors Group. (comprising six wholly owned broker-dealers and two investment advisors), specialize in retirement savings and investment products and services. Business focuses include, fixed and variable annuities, mutual funds, broker-dealer services and trust administration services.

THE SEPARATE ACCOUNT

AIG SunAmerica Life originally established Variable Annuity Account Five (the "Separate Account"), under Arizona law on July 8, 1996. The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940, as amended.

AIG SunAmerica Life owns the assets in the Separate Account. However, the assets in the Separate Account are not chargeable with liabilities arising out of any other business conducted by AIG SunAmerica Life. Income gains and losses (realized and unrealized) resulting from assets in the Separate Account are credited to or charged against the Separate Account without regard to other income, gains or losses of AIG SunAmerica Life. Assets in the Separate Account are not guaranteed for AIG SunAmerica Life.

THE GENERAL ACCOUNT

Money allocated to the fixed account options goes into AIG SunAmerica Life's general account. The general account consists of all of AIG SunAmerica Life's assets other than assets attributable to a separate account. All of the assets in the general account are chargeable with the claims of any AIG SunAmerica Life contract holders as well as all of its creditors. The general account funds are invested as permitted under state insurance laws.

DISTRIBUTION OF THE CONTRACT

Registered representatives of broker-dealers sell the contract. We pay commissions to these representatives for the sale of the contracts. We pay an initial upfront commission of up to 7.0% of your Purchase Payments. We may also pay trail commissions of up to 100% payable quarterly starting as early as the second contract year. We may also pay a bonus to representatives for contracts which stay active for a particular period of time, in addition to standard commissions. We do not deduct commissions paid to registered representatives directly from your Purchase Payments.

From time to time, we may pay or allow additional promotional incentives in the form of cash or other compensation. We reserve the right to offer these additional incentives only to certain broker-dealers which may or may not be affiliated broker-dealers and/or certain registered representatives that sell or are expected to sell, certain minimum amounts of the contract, or other contracts offered by us. Promotional incentives may change at any time.

AIG SunAmerica Capital Services, Inc., Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311 distributes the contracts. AIG SunAmerica Capital Services is an affiliate of AIG SunAmerica Life, and is a registered as a broker-dealer under the Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc.

No underwriting fees are paid in connection with the distribution of the contracts.

ADMINISTRATION

We are responsible for the administrative servicing of your contract. Please contact our Annuity Service Center at 1-800-445-SUN2, if you have any comment, question or service request.

We send out transaction confirmations and quarterly statements. During the accumulation phase, you will receive confirmation of transactions within your contract. Transactions made pursuant to contractual or systematic agreements, such as deduction of the annual maintenance fee and dollar cost averaging, may be confirmed quarterly. Purchase payments received through the automatic payment plan or a salary reduction arrangement, may also be confirmed quarterly. For other transactions, we send confirmations immediately.

During the accumulation and income phases, you will receive a statement of your transactions over the past quarter and a summary of your account values. It is your responsibility to review these documents carefully and notify us of any inaccuracies immediately. We investigate all inquiries. To the extent that we believe we made an error, we retroactively adjust your contract, provided you notify us within 30 days of receiving the transaction confirmation or quarterly statement. Any other adjustments we deem warranted are made as of the time we receive notice of the error.

LEGAL PROCEEDINGS

There are no pending legal proceedings affecting the Separate Account. AIG SunAmerica Life and its subsidiaries engage in various kinds of routine litigation. In management's opinion these matters are not of material importance to the Company's total assets, nor are they material with respect to the Separate Account.

INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

The consolidated financial statements for AIG SunAmerica Life Assurance Company (formerly Anchor National Life Insurance Company) at December 31, 2002 and 2001, and for each of the three years in the period ended December 31, 2002, and financial statements of Variable Annuity Account Five at April 30, 2003, and for each of the two years in the period ended April 30, 2003, are included in the Statement of Additional Information and incorporated by reference in this prospectus and have been so included in reliance on the reports of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.

TABLE OF CONTENTS OF
STATEMENT OF ADDITIONAL INFORMATION

Separate Account............................................    3
General Account.............................................    4
Performance Data............................................    4
Income Payments.............................................    4
Annuity Unit Values.........................................    5
Taxes.......................................................    8
Distribution of Contracts...................................   13
Financial Statements........................................   13

APPENDIX A - CONDENSED FINANCIALS
--------------------------------------------------------------------------------

                       INCEPTION    FISCAL      FISCAL      3/31/00     4/30/00     4/30/01     4/30/02
                          TO         YEAR        YEAR         TO          TO          TO          TO
     STRATEGIES         3/31/98     3/31/99     3/31/00     4/30/00     4/30/01     4/30/02     4/30/03
---------------------  ---------   ---------   ---------   ---------   ---------   ---------   ---------
--------------------------------------------------------------------------------------------------------
Growth (Inception Date: 4/15/97)
  Beginning AUV......      10.00       13.09       15.89       21.30       20.24      17.060      14.397
  End AUV............      13.09       15.89       21.30       20.24       17.06      14.397      12.770
  Ending Number of
     AUs.............  3,950,133   7,643,378   8,130,517   8,249,540   7,812,757   6,819,437   5,299,344
--------------------------------------------------------------------------------------------------------
Moderate Growth (Inception Date: 4/15/97)
  Beginning AUV......      10.00       12.76       15.09       19.48       18.61      16.298      14.197
  End AUV............      12.76       15.09       19.48       18.61       16.30      14.197      12.885
  Ending Number of
     AUs.............  3,639,458   7,968,543   8,508,732   8,649,412   8,525,921   7,608,915   6,095,326
--------------------------------------------------------------------------------------------------------
Balanced Growth (Inception Date: 4/15/97)
  Beginning AUV......      10.00       12.44       14.05       16.68       16.11      14.985      13.731
  End AUV............      12.44       14.05       16.68       16.11       14.99      13.731      12.924
  Ending Number of
     AUs.............  2,789,702   6,957,319   7,049,356   7,030,568   6,773,402   6,208,464   5,236,458
--------------------------------------------------------------------------------------------------------
Conservative Growth (Inception Date: 4/15/97)
  Beginning AUV......      10.00       12.06       13.21       14.89       14.50      14.137      13.445
  End AUV............      12.06       13.21       14.89       14.50       14.14      13.445      13.071
  Ending Number of
     AUs.............  1,536,220   5,313,501   5,332,213   5,350,653   5,064,829   4,841,527   4,251,657
--------------------------------------------------------------------------------------------------------

         AUV-Accumulation Unit Value

         AU-Accumulation Units

APPENDIX B - MARKET VALUE ADJUSTMENT
--------------------------------------------------------------------------------

The information in this Appendix applies only if you take money out of a FAGP (with a duration longer than 1 year) before the end of the guarantee period.

We calculate the MVA by doing a comparison between current rates and the rate being credited to you in the FAGP. For the current rate We use a rate being offered by Us for a guarantee period that is equal to the time remaining in the FAGP from which you seek withdrawal. If we are not currently offering a guarantee period for that period of time, We determine an applicable rate by using a formula to arrive at a number between the interest rates currently offered for the two closest periods available.

Where the MVA is negative, We first deduct the adjustment from any money remaining in the FAGP. If there is not enough money in the FAGP to meet the negative deduction, We deduct the remainder from your withdrawal. Where the MVA is positive, We add the adjustment to your withdrawal amount. If a withdrawal charge applies, it is deducted before the MVA calculation. The MVA is assessed on the amount withdrawn less any withdrawal charges.

The MVA is computed by multiplying the amount withdrawn, transferred or taken under an income option by the following factor:

                    [(1+I/(1+J+L)][to the power of N/12] - 1

where:

              I is the interest rate you are earning on the money invested in the FAGP;

              J is the interest rate then currently available for the period of time equal to the number of years remaining in the term you initially agreed to leave your money in the FAGP;

              N is the number of full months remaining in the term you initially agreed to leave your money in the FAGP; and

              L is 0.005 (Some states require a different value. Please see your contract.)

We do not assess an MVA against withdrawals under the following circumstances:

     - If a withdrawal is made within 30 days after the end of a guarantee period;

     - If a withdrawal is made to pay contract fees and charges;

     - To pay a death benefit; and

     - Upon beginning an income option, if occurring on the Latest Annuity Date.

EXAMPLES OF THE MVA

    The purpose of the examples below is to show how the MVA adjustments are calculated and may not reflect the Guarantee periods available or Withdrawal
                    Charges applicable under your contract.

The examples below assume the following:

     (1) You made an initial Purchase Payment of $10,000 and allocated it to a FAGP at a rate of 5%;

     (2) You make a partial withdrawal of $4,000 when 1 1/2 years (18 months) remain in the term you initially agreed to leave your money in the FAGP (N=18);

     (3) You have not made any other transfers, additional Purchase Payments, or withdrawals; and

     (4) Your contract was issued in a state where L=0.005.

POSITIVE ADJUSTMENT, NO WITHDRAWAL CHARGE APPLIES

Assume that on the date of withdrawal, the interest rate in effect for a new Purchase Payments in the 1-year FAGP is 3.5% and the 3-year FAGP is 4.5%. By linear interpolation, the interest rate for the remaining 2 years (1 1/2 years rounded up to the next full year) in the contract is calculated to be 4%. No withdrawal charge is reflected in this example, assuming that the Purchase Payment withdrawn falls within the free look amount.

The MVA factor is              = [(1+I/(1+J+0.005)][to the power of N/12] - 1
                              = [(1.05)/(1.04+0.005)][to the power of 18/12] - 1
                               = (1.004785)[to the power of 1.5] - 1
                               = 1.007186 - 1
                               = + 0.007186

The requested withdrawal amount is multiplied by the MVA factor to determine the
MVA:

                         $4,000 X (+0.007186) = +$28.74

$28.74 represents the positive MVA that would be added to the withdrawal.

NEGATIVE ADJUSTMENT, NO WITHDRAWAL CHARGE APPLIES

Assume that on the date of withdrawal, the interest rate in effect for new Purchase Payments in the 1-year FAGP is 5.5% and the 3-year FAGP is 6.5%. By linear interpolation, the interest rate for the remaining 2 years (1 1/2 years rounded up to the next full year) in the contract is calculated to be 6%. No withdrawal charge is reflected in this example, assuming that the Purchase Payment withdrawn falls with the free withdrawal amount.

The MVA factor is    = [(1+I)/(1+J+0.005)][to the power of N/12] - 1
                     = [(1.05)/(1.06+0.005)][to the power of 18/12] - 1
                     = (0.985915)[to the power of 1.5] - 1
                     = 0.978948 - 1
                     = - 0.021052

The requested withdrawal amount is multiplied by the MVA factor to determine the
MVA:

                        $4,000 X (-0.021052) = - $84.21

$84.21 represents the negative MVA that will be deducted from the money remaining in the 3-year FAGP.

POSITIVE ADJUSTMENT, WITHDRAWAL CHARGE APPLIES

Assume that on the date of withdrawal, the interest rate in effect for a new Purchase Payments in the 1-year FAGP is 3.5% and the 3-year FAGP is 4.5%. By linear interpolation, the interest rate for the remaining 2 years (1 1/2 years rounded up to the next full year) in the contract is calculated to be 4%. A withdrawal charge of 6% is reflected in this example, assuming that the Purchase Payment withdrawn exceeds the free withdrawal amount.

The MVA factor is    = [(1+I)/(I+J+0.005)][to the power of N/12] - 1
                     = [(1.05)/(1.04+0.005)][to the power of 18/12] - 1
                     = (1.004785)[to the power of 1.5] - 1
                     = 1.007186 - 1
                     = +0.007186

The requested withdrawal amount, less the withdrawal charge ($4,000 - 6% = $3,760) is multiplied by the MVA factor to determine the MVA:

                         $3,760 X (+0.007186) = +$27.02

$27.02 represents the positive MVA that would be added to the withdrawal.

NEGATIVE ADJUSTMENT, WITHDRAWAL CHARGE APPLIES

Assume that on the date of withdrawal, the interest rate in effect for new Purchase Payments in the 1-year FAGP is 5.5% and the 3-year FAGP is 6.5%. By linear interpolation, the interest rate for the remaining 2 years (1 1/2 years rounded up to the next full year) in the contract is calculated to be 6%. A withdrawal charge of 6% is reflected in this example, assuming that the Purchase Payment withdrawn exceeds the free withdrawal amount.

The MVA factor is    = [(1+I)/(I+J+0.005)][to the power of N/12] - 1
                     = [(1.05)/(1.06+0.005)][to the power of 18/12] - 1
                     = (0.985916)[to the power of 1.5] - 1
                     = 0.978949 - 1
                     = -0.021051

The requested withdrawal amount, less the withdrawal charge ($4,000 - 6% = $3,760) is multiplied by the MVA factor to determine the MVA:
                               $3,760 X (-0.021052) = - $79.16

$79.16 represents the negative MVA that would be deducted from the withdrawal.

Please forward a copy (without charge) of the Seasons Variable Annuity Statement of Additional Information to:

              (Please print or type and fill in all information.)

       ------------------------------------------------------------------
         Name

       ------------------------------------------------------------------
         Address

       ------------------------------------------------------------------
         City/State/Zip

       ------------------------------------------------------------------

       Date: ---------------  Signed: -----------------------------------

Return to: AIG SunAmerica Life Assurance Company, Annuity Service Center, P.O. Box 52499, Los Angeles, California 90054-0299

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                          VARIABLE ANNUITY ACCOUNT FIVE
                                SUPPLEMENT TO THE
            SEASONS SELECT II VARIABLE ANNUITY (J-3366-PRO (R 4/04))
                          PROSPECTUS DATED MAY 3, 2004


THE PORTION OF THE PROSPECTUS RELATING TO THE SEASONS REWARDS PROGRAM IS SUPPLEMENTED WITH THE FOLLOWING:

CURRENT ENHANCEMENT LEVELS

The Enhancement Levels, Upfront Payment Enhancement Rate, Deferred Payment Enhancement Rate and Deferred Payment Enhancement Date applicable to all Purchase Payments, are as follows:


                                  UPFRONT PAYMENT                 DEFERRED PAYMENT
ENHANCEMENT LEVEL                 ENHANCEMENT RATE                ENHANCEMENT RATE
-----------------                 ----------------                ----------------
Under $500,000                            4%                              0%
$500,000 - more                           5%                              0%

The applicable Payment Enhancement rate is that which is in effect, when we receive each purchase payment under your contract. Future Upfront Enhancement Rates may change at any time, but will never be less than 2%. We are currently not offering a Deferred Payment Enhancement Rate. Future Deferred Payment Enhancement Rates may increase or stay the same; there is no minimum Deferred Payment Enhancement Rate. The number of years before which you may receive any applicable future Deferred Payment Enhancement may change as well.

Date:  May 3, 2004

                Please keep this Supplement with your Prospectus.

                                   Page 1 of 1




                                                              J-3366-IN2 (05/04)

                            (Seasons Select II LOGO)

                                   PROSPECTUS
                                  May 3, 2004

                   ALLOCATED FIXED AND VARIABLE GROUP ANNUITY
                                   issued by
                         VARIABLE ANNUITY ACCOUNT FIVE
                                      and
                     AIG SUNAMERICA LIFE ASSURANCE COMPANY

The annuity contract has several investment choices - fixed investment options which offer interest rates guaranteed by AIG SunAmerica Life for different periods of time, and Variable Portfolios:

        SELECT PORTFOLIOS                        FOCUSED PORTFOLIOS                              SEASONS STRATEGIES
        LARGE CAP GROWTH                            FOCUS GROWTH                                       GROWTH
       LARGE CAP COMPOSITE                    FOCUS GROWTH AND INCOME                             MODERATE GROWTH
         LARGE CAP VALUE                            FOCUS VALUE                                   BALANCED GROWTH
         MID CAP GROWTH                            FOCUS TECHNET                                CONSERVATIVE GROWTH
          MID CAP VALUE
            SMALL CAP
      INTERNATIONAL EQUITY
    DIVERSIFIED FIXED INCOME
         CASH MANAGEMENT

              all of which invest in the underlying portfolios of
                              SEASONS SERIES TRUST
                              which is managed by:

        SELECT PORTFOLIOS                        FOCUSED PORTFOLIOS                              SEASONS STRATEGIES
   AIG GLOBAL INVESTMENT CORP.         AIG SUNAMERICA ASSET MANAGEMENT CORP.           AIG SUNAMERICA ASSET MANAGEMENT CORP.
 AIG SUNAMERICA ASSET MANAGEMENT    AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.           JANUS CAPITAL MANAGEMENT LLC.
              CORP.                        BARON CAPITAL MANAGEMENT, INC.                PUTNAM INVESTMENT MANAGEMENT, INC.
 GOLDMAN SACHS ASSET MANAGEMENT              DRESDNER RCM GLOBAL FUNDS                     T. ROWE PRICE ASSOCIATES, INC.
 GOLDMAN SACHS ASSET MANAGEMENT/               FRED ALGER MANAGEMENT                     WELLINGTON MANAGEMENT COMPANY, LLP
 GOLDMAN SACHS ASSET MANAGEMENT                HARRIS ASSOCIATES L.P.
              INT'L                         J.P. MORGAN INVESTMENT INC.
  JANUS CAPITAL MANAGEMENT LLC.            MARSICO CAPITAL MANAGEMENT LLC
       LORD, ABBETT & CO.                SALOMON BROTHERS ASSET MANAGEMENT
 T. ROWE PRICE ASSOCIATES, INC.                  THIRD AVENUE FUNDS
 WELLINGTON MANAGEMENT COMPANY,        THORNBURG INVESTMENT MANAGEMENT, INC.
               LLP

You can put your money into any one or all of the Variable Portfolios and/or fixed investment options.

Please read this prospectus carefully before investing and keep it for your future reference. It contains important information you should know about the Seasons Select(II) Variable Annuity. If elected, this variable annuity provides a payment enhancement program called "Seasons Rewards." Your withdrawal charge schedule will be longer and greater than other contracts offered without the Seasons Rewards program.

To learn more about the annuity offered by this prospectus, you can obtain a copy of the Statement of Additional Information ("SAI") dated May 3, 2004. The SAI has been filed with the Securities and Exchange Commission ("SEC") and can be considered part of this prospectus.

The table of contents of the SAI appears below in this prospectus. For a free copy of the SAI, call us at 800/445-SUN2 or write our Annuity Service Center at, P.O. Box 54299, Los Angeles, California 90054-0299.

A registration statement has been filed with the SEC under the Securities Act of 1933 relating to the contract. This prospectus does not contain all the information in the registration statement as permitted by SEC regulations. The omitted information can be obtained from the SEC's principal office in Washington, D.C., upon payment of a prescribed fee.

In addition, the SEC maintains a website (http://www.sec.gov) that contains the SAI, materials incorporated by reference and other information filed electronically with the SEC.

ANNUITIES INVOLVE RISK, INCLUDING POSSIBLE LOSS OF PRINCIPAL, AND ARE NOT A DEPOSIT OR OBLIGATION OF, OR GUARANTEED OR ENDORSED BY, ANY BANK. THEY ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

AIG SunAmerica Life's Annual Report on Form 10-K for the year ended December 31, 2003, file no. 033-47472, is incorporated herein by reference.

All documents or reports filed by AIG SunAmerica Life under Section 13(a), 13(c), 14, or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") after the effective date of this prospectus are also incorporated by reference. Statements contained in this prospectus and subsequently filed documents which are incorporated by reference or deemed to be incorporated by reference are deemed to modify or supersede documents incorporated herein by reference.

AIG SunAmerica Life files its Exchange Act documents and reports, including its annual and quarterly reports on Form 10-K and Form 10-Q, electronically pursuant to EDGAR under CIK No. 0000006342.

AIG SunAmerica Life is subject to the informational requirements of the Securities and Exchange Act of 1934 (as amended). We file reports and other information with the SEC to meet those requirements. You can inspect and copy this information at SEC public facilities at the following locations:

WASHINGTON, DISTRICT OF COLUMBIA
450 Fifth Street, N.W., Room 1024
Washington, D.C. 20549

CHICAGO, ILLINOIS
500 West Madison Street
Chicago, IL 60661

NEW YORK, NEW YORK
233 Broadway
New York, NY 10279

To obtain copies by mail, contact the Washington, D.C. location. After you pay the fees as prescribed by the rules and regulations of the SEC, the required documents are mailed.

Registration statements under the Securities Act of 1933, as amended, related to the contracts offered by this prospectus are on file with the SEC. This prospectus does not contain all of the information contained in the registration statements and exhibits. For further information regarding the separate account, AIG SunAmerica Life and its general account, the Variable Portfolios and the contract, please refer to the registration statements and exhibits.

The SEC also maintains a website (http://www.sec.gov) that contains the SAI, materials incorporated by reference and other information filed electronically with the SEC by AIG SunAmerica Life.

AIG SunAmerica Life will provide without charge to each person to whom this prospectus is delivered, upon written or oral request, a copy of the documents incorporated by reference. Requests for these documents should be directed to AIG SunAmerica Life's Annuity Service Center, as follows:

     AIG SunAmerica Life Assurance Company
     Annuity Service Center
     P.O. Box 54299
     Los Angeles, California 90054-0299
     Telephone Number: (800) 445-SUN2

SECURITIES AND EXCHANGE
COMMISSION POSITION ON
INDEMNIFICATION

Indemnification for liabilities arising under the Securities Act of 1933 (the "Act") is provided to AIG SunAmerica Life's officers, directors and controlling persons. The SEC has advised that it believes such indemnification is against public policy under the Act and unenforceable. If a claim for indemnification against such liabilities (other than for AIG SunAmerica Life's payment of expenses incurred or paid by its directors, officers or controlling persons in the successful defense of any legal action) is asserted by a director, officer or controlling person of AIG SunAmerica Life in connection with the securities registered under this prospectus, AIG SunAmerica Life will submit to a court with jurisdiction to determine whether the indemnification is against public policy under the Act. AIG SunAmerica Life will be governed by final judgment of the issue. However, if in the opinion of AIG SunAmerica Life's counsel this issue has been determined by controlling precedent, AIG SunAmerica Life will not submit the issue to a court for determination.

TABLE OF CONTENTS

GLOSSARY....................................................    4
HIGHLIGHTS..................................................    5
FEE TABLES..................................................    6
   Owner Transaction Expenses...............................    6
   Annual Separate Account Expenses.........................    6
   Optional Seasons Income Rewards Fee......................    6
   Optional Seasons Promise Fee.............................    6
   Optional Income Protector Fee............................    6
   Portfolio Expenses.......................................    6
EXAMPLES....................................................    7
THE SEASONS SELECT(II) VARIABLE ANNUITY.....................    9
PURCHASING A SEASONS SELECT(II) VARIABLE ANNUITY............   10
   Allocation of Purchase Payments..........................   10
   Seasons Rewards Program..................................   10
   Accumulation Units.......................................   12
   Free Look................................................   13
   Exchange Offers..........................................   13
INVESTMENT OPTIONS..........................................   13
   Variable Portfolios......................................   13
     The Portfolios.........................................   14
     The Seasons Strategies.................................   15
   Transfers During the Accumulation Phase..................   18
   Dollar Cost Averaging....................................   19
   Asset Allocation Rebalancing Program.....................   19
   Return Plus Program......................................   20
   Voting Rights............................................   20
   Substitution.............................................   20
ACCESS TO YOUR MONEY........................................   21
   Free Withdrawal Provision................................   21
   Systematic Withdrawal Program............................   22
   Minimum Contract Value...................................   22
   Qualified Contract Owners................................   23
OPTIONAL LIVING BENEFITS....................................   23
   Seasons Income Rewards...................................   23
   Seasons Promise..........................................   27
   Income Protector.........................................   29
DEATH BENEFIT...............................................   31
   Standard Death Benefit...................................   33
   Seasons Estate Advantage.................................   33
   Spousal Continuation.....................................   34
EXPENSES....................................................   35
   Withdrawal Charges.......................................   35
   Investment Charges.......................................   36
   Contract Maintenance Fee.................................   36
   Transfer Fee.............................................   36
   Optional Seasons Income Rewards Fee......................   37
   Optional Seasons Promise Fee.............................   37
   Seasons Estate Advantage Fee.............................   37
   Optional Income Protector Fee............................   37
   Premium Tax..............................................   37
   Income Taxes.............................................   37
   Reduction or Elimination of Charges and Expenses, and
     Additional Amounts Credited............................   37
INCOME OPTIONS..............................................   38
   Annuity Date.............................................   38
   Income Options...........................................   38
   Allocation of Annuity Payments...........................   39
   Transfers During the Income Phase........................   40
   Deferment of Payments....................................   40
TAXES.......................................................   40
   Annuity Contracts in General.............................   40
   Tax Treatment of Distributions--Non-qualified
     Contracts..............................................   41
   Tax Treatment of Distributions--Qualified Contracts......   41
   Minimum Distributions....................................   41
   Tax Treatment of Death Benefits..........................   42
   Contracts Owned by a Trust or Corporation................   42
   Gifts, Pledges and/or Assignments of a Non-Qualified
     Annuity Contract.......................................   43
   Diversification and Investor Control.....................   43
PERFORMANCE.................................................   43
OTHER INFORMATION...........................................   43
   AIG SunAmerica Life......................................   43
   The Separate Account.....................................   44
   The General Account......................................   44
   Payments in Connection with Distribution of the
     Contract...............................................   44
   Administration...........................................   45
   Legal Proceedings........................................   45
INDEPENDENT ACCOUNTANTS.....................................   45
TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION....   46
APPENDIX A--CONDENSED FINANCIALS............................  A-1
APPENDIX B--SEASONS REWARDS PROGRAM EXAMPLES................  B-1
APPENDIX C--MARKET VALUE ADJUSTMENT.........................  C-1
APPENDIX D--DEATH BENEFITS FOLLOWING SPOUSAL CONTINUATION...  D-1
APPENDIX E--HYPOTHETICAL EXAMPLE OF THE OPERATION OF THE
 INCOME PROTECTOR PROGRAM...................................  E-1

GLOSSARY

We have capitalized some of the technical terms used in this prospectus. To help you understand these terms, we define them in this glossary.

ACCUMULATION PHASE--The period during which you invest money in your contract.

ACCUMULATION UNITS--A measurement we use to calculate the value of the variable portion of your contract during the Accumulation Phase.

ANNUITANT(S)--The person(s) on whose life (lives) we base annuity payments.

ANNUITY DATE--The date on which annuity payments are to begin, as selected by you.

ANNUITY UNITS--A measurement we use to calculate the amount of annuity payments you receive from the variable portion of your contract during the Income Phase.

BENEFICIARY(IES)--The person(s) designated to receive any benefits under the contract if you or the Annuitant dies.

COMPANY--AIG SunAmerica Life Assurance Company ("AIG SunAmerica Life"), we, us, the issuer of this annuity contract.

INCOME PHASE--The period during which we make annuity payments to you.

IRS--The Internal Revenue Service.

LATEST ANNUITY DATE--Your 95th birthday or tenth anniversary, whichever is later.

NON-QUALIFIED (CONTRACT)--A contract purchased with after-tax dollars. In general, these contracts are not under any pension plan, specially sponsored program or individual retirement account ("IRA").

PAYMENT ENHANCEMENT(S)--The amount(s) allocated to your contract by us under the Seasons Rewards Program. Payment enhancements are calculated as a percentage of your Purchase Payments and are considered earnings.

PORTFOLIOS--A sub-account of Variable Annuity Account Five which provides for the variable investment options available under the contract. Each Seasons Strategy, Select and Focused Portfolio has a distinct investment objective and is invested in the underlying investment portfolios of the Seasons Series Trust. This investment option allocates assets to an underlying fund in which a portion of the assets is managed by three different advisors.

SEASONS REWARDS PROGRAM--A program that provides a payment enhancement in exchange for a surrender charge schedule that declines over 9 years.

PURCHASE PAYMENTS--The money you give us to buy the contract, as well as any additional money you give us to invest in the contract after you own it.

QUALIFIED (CONTRACT)--A contract purchased with pretax dollars. These contracts are generally purchased under a pension plan, specially sponsored program or individual retirement account ("IRA").

STRATEGIES--A sub-account of Variable Annuity Account Five which provides for the variable investment options available under the contract. Each Seasons Strategy has its own investment objective and is invested in the underlying investment portfolios of the Seasons Series Trust. This investment option allocates assets to three out of six available portfolios, each of which is managed by a different investment advisor.

HIGHLIGHTS
--------------------------------------------------------------------------------

The Seasons Select(II) Variable Annuity is a contract between you and AIG SunAmerica Life Assurance Company ("AIG SunAmerica Life"). It is designed to help you invest on a tax-deferred basis and meet long-term financial goals. There are minimum Purchase Payment amounts required to purchase a contract. Purchase payments may be invested in the Select Portfolios, Focused Portfolios and/or pre-allocated Strategies ("Variable Portfolios") and fixed account options. You may also elect to participate in the Seasons Rewards program of the contract that can provide you with Payment Enhancements to invest in your contract in exchange for a longer withdrawal charge schedule. Like all deferred annuities, the contract has an Accumulation Phase and an Income Phase. During the Accumulation Phase, you invest money in your contract. The Income Phase begins when you start receiving income payments from your annuity to provide for your retirement.

FREE LOOK: If you cancel your contract within 10 days after receiving it (or whatever period is required in your state), we will cancel the contract without charging a withdrawal charge. You will receive whatever your contract is worth on the day that we receive your request. This amount may be more or less than your original Purchase Payment. We will return your original Purchase Payment if required by law. If you elected to participate in Seasons Rewards, you receive any again and we bear any loss on any Payment Enhancement(s) if you decide to cancel your contract during the free look period. Please see PURCHASING A SEASONS SELECT(II) VARIABLE ANNUITY in the prospectus.

EXPENSES: There are fees and charges associated with the contract. Each year, we deduct a $35 contract maintenance fee from your contract, which may be waived for contracts of $50,000 or more. We also deduct separate account charges, which equal 1.40% annually of the average daily value of your contract allocated to the Variable Portfolios. There are investment charges on amounts invested in the Variable Portfolios. If you elect optional features available under the contract we may charge additional fees for these features. A separate withdrawal charge schedule applies to each Purchase Payment. The percentage of the withdrawal charge declines over time. After a Purchase Payment has been in the contract for seven complete years, or nine complete years if you participate in the Seasons Rewards Program, withdrawal charges no longer apply to that portion of the Purchase Payment. Please see the FEE TABLE, PURCHASING A SEASONS SELECT(II) VARIABLE ANNUITY and EXPENSES in the prospectus.

ACCESS TO YOUR MONEY: You may withdraw money from your contract during the Accumulation Phase. If you do so, earnings are deemed to be withdrawn first. You will pay income taxes on earnings and untaxed contributions when you withdraw them. Payments received during the Income Phase are considered partly a return of your original investment. A federal tax penalty may apply if you make withdrawals before age 59 1/2. As noted above, a withdrawal charge may apply. Please see ACCESS TO YOUR MONEY and TAXES in the prospectus.

DEATH BENEFIT: A death benefit feature is available under the contract to protect your Beneficiaries in the event of your death during the Accumulation Phase. Please see DEATH BENEFITS in the prospectus.

INCOME OPTIONS: When you are ready to begin taking income, you can choose to receive income payments on a variable basis, fixed basis or a combination of both. You may also chose from five different income options, including an option for income that you cannot outlive. Please see INCOME OPTIONS in the prospectus.

INQUIRIES: If you have questions about your contract call your financial representative or contact us at AIG SunAmerica Life Assurance Company Annuity Service Center P.O. Box 54299 Los Angeles, California 90054-0299. Telephone
Number: (800) 445-SUN2.

AIG SUNAMERICA LIFE OFFERS SEVERAL DIFFERENT VARIABLE ANNUITY PRODUCTS TO MEET THE DIVERSE NEEDS OF OUR INVESTORS. EACH PRODUCT MAY PROVIDE DIFFERENT FEATURES AND BENEFITS OFFERED AT DIFFERENT FEES, CHARGES AND EXPENSES. WE ALSO OFFER PRODUCTS THAT DO NOT OFFER THE SEASONS REWARDS PROGRAM. CONTRACTS WITHOUT SEASONS REWARDS PROGRAM HAVE THE SAME MORTALITY AND EXPENSE RISK CHARGES AS THE SAME CONTRACT WITH THE PROGRAM. HOWEVER, CONTRACTS WITHOUT THE SEASONS REWARDS PROGRAM GENERALLY HAVE A SHORTER SURRENDER CHARGE SCHEDULE WHICH MAY HAVE LOWER PERCENTAGES IN CERTAIN YEARS. WHEN WORKING WITH YOUR FINANCIAL REPRESENTATIVE TO DETERMINE THE BEST PRODUCT TO MEET YOUR NEEDS YOU SHOULD CONSIDER, AMONG OTHER THINGS WHETHER THE FEATURES OF THIS CONTRACT AND THE RELATED FEES PROVIDE THE MOST APPROPRIATE PACKAGE TO HELP YOU MEET YOUR LONG-TERM RETIREMENT SAVINGS GOALS.

  PLEASE READ THE PROSPECTUS CAREFULLY FOR MORE DETAILED INFORMATION REGARDING THESE AND OTHER FEATURES AND BENEFITS OF THE CONTRACT, AS WELL AS THE RISKS OF
                                   INVESTING.

FEE TABLES
--------------------------------------------------------------------------------

THE FOLLOWING DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY AT THE TIME THAT YOU BUY THE CONTRACT, TRANSFER CASH VALUE BETWEEN INVESTMENT OPTIONS OR SURRENDER THE CONTRACT. IF APPLICABLE, YOU MAY ALSO BE SUBJECT TO STATE PREMIUM TAXES.

MAXIMUM OWNER TRANSACTION EXPENSES

WITHDRAWAL CHARGES
(as a percentage of each Purchase Payment)(1)
If Seasons Rewards is elected...................   9%
If Seasons Rewards is not elected...............   7%

TRANSFER FEE
No charge for the first 15 transfers each contract year; thereafter, the fee is $25 ($10 in Pennsylvania and Texas) per transfer

THE FOLLOWING DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT, NOT INCLUDING UNDERLYING PORTFOLIO FEES AND EXPENSES, WHICH ARE OUTLINED IN THE NEXT SECTION.

CONTRACT MAINTENANCE FEE
$35 ($30 in North Dakota) waived if contract value $50,000 or more

SEPARATE ACCOUNT ANNUAL EXPENSES
(deducted daily as a percentage of your average daily net asset value)

Mortality and Expense Risk Fees..............  1.25%
Distribution Expense Charge..................  0.15%
Optional Seasons Estate Advantage Fee(2).....  0.25%
                                               -----
Total Separate Account Annual Expenses.......  1.65%

OPTIONAL FEATURE FEES
You may elect only one of the following optional features: Income Protector, Seasons Promise or Seasons Income Rewards described below.

OPTIONAL SEASONS INCOME REWARDS FEE

TIME ELAPSED SINCE BENEFIT EFFECTIVE DATE  ANNUALIZED FEE(3)
-----------------------------------------  -----------------
  0-7..................................           0.65%
  8+...................................           0.45%

OPTIONAL SEASONS PROMISE FEE

CONTRACT YEAR                          ANNUALIZED FEE(4)
-------------                          -----------------
0-7..................................         0.50%
8-10.................................         0.25%
11+..................................         none

OPTIONAL INCOME PROTECTOR FEE(5)

Annual Fee as a % of your Income Benefit
Base.........................................  0.10%

THE FOLLOWING SHOWS THE MINIMUM AND MAXIMUM TOTAL OPERATING EXPENSES CHARGED BY THE UNDERLYING PORTFOLIO OF THE TRUST BEFORE ANY WAIVER OR REIMBURSEMENTS THAT YOU MAY PAY PERIODICALLY DURING THE TIME YOU OWN THE CONTRACT. MORE DETAIL CONCERNING TRUST'S FEES AND EXPENSES IS CONTAINED IN THE ATTACHED TRUST PROSPECTUS. PLEASE READ IT CAREFULLY BEFORE INVESTING.

PORTFOLIO EXPENSES

TOTAL ANNUAL TRUST OPERATING EXPENSES  MINIMUM   MAXIMUM
-------------------------------------  -------   -------
(expenses that are deducted from
underlying portfolios of the Trust,
including management fees, other
expenses and 12b-1 fees, if
applicable).......................      1.11%    3.46%

FOOTNOTES TO THE FEE TABLE:

(1) Withdrawal Charge Schedule (as a percentage of each Purchase Payment)

YEARS:......................................................   1     2     3     4     5     6     7     8     9    10+
Non-Seasons Rewards.........................................   7%    6%    6%    5%    4%    3%    2%    0%    0%    0%
Seasons Rewards.............................................   9%    8%    7%    6%    6%    5%    4%    3%    2%    0%

(2) Seasons Estate Advantage, which offers a choice of two enhanced death benefits and an Earnings Advantage benefit is optional and if elected, the fee is an annualized charge that is deducted daily from your contract value.

(3) The Seasons Income Rewards feature is optional and if elected, the fee is generally calculated as a percentage of your Purchase Payments received in the first 90 days less proportionate withdrawals. The fee is deducted from your contract at the end of the first quarter following election and quarterly thereafter.

(4) The Seasons Promise feature is optional and if elected, the fee is calculated as a percentage of your contract value minus Purchase Payments received after the 90th day since you purchased your contract. The fee is deducted from your contract value at the end of the first contract quarter and quarterly thereafter.

(5) The Income Protector is optional and if elected, the fee is deducted annually from your contract value. The Income Benefit Base which is described more fully in the prospectus is generally calculated by using your contract value on the date of your effective enrollment in the program and then each subsequent contract anniversary, adding Purchase Payments made since the prior contract anniversary, less proportional withdrawals, and fees and charges applicable to those withdrawals.

MAXIMUM AND MINIMUM EXPENSE EXAMPLES
--------------------------------------------------------------------------------

                          IF YOU ELECT SEASONS REWARDS

These Examples are intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include owner transaction expenses, contract maintenance fees, separate account annual expense, fees for optional features and expenses for the underlying portfolios of the Trusts.

The Examples assumes that you invest $10,000 in the contract for the time periods indicated; that your investment has a 5% return each year; NO WITHDRAWALS and that the maximum fees and expenses of the underlying portfolios of the Trusts are reflected. Although your actual costs may be higher or lower, based on these assumptions your costs at the end of the stated period would be:

MAXIMUM EXPENSE EXAMPLES
(assuming maximum separate account annual expenses of 1.65% (including the Seasons Estate Advantage) and investment in an underlying portfolio with total expenses of 3.46%.)

(1) If you surrender your contract at the end of the applicable time period and you elect the optional Seasons Estate Advantage (0.25%) and Seasons Income Rewards (0.65% for years 0-7 and 0.45% for years 8-10).

1 YEAR   3 YEARS   5 YEARS   10 YEARS
------   -------   -------   --------
$1,490   $2,456    $3,504     $5,639

(2) If you annuitize your contract at the end of the applicable time period:

1 YEAR   3 YEARS   5 YEARS   10 YEARS
------   -------   -------   --------
 $486    $1,461    $2,439     $4,894

(3) If you do not surrender your contract and you elect the optional Seasons Estate Advantage (0.25%) and Seasons Income Rewards (0.65% for years 0-7 and 0.45% for years 8-10).

1 YEAR   3 YEARS   5 YEARS   10 YEARS
------   -------   -------   --------
 $590    $1,756    $2,904     $5,639

MINIMUM EXPENSE EXAMPLES
(assuming minimum separate account annual expenses of 1.40% and investment in an underlying portfolio with total expenses of 1.11%.

(1) If you surrender your contract at the end of the applicable time period and you do not elect any optional features:

1 YEAR   3 YEARS   5 YEARS   10 YEARS
------   -------   -------   --------
$1,164   $1,512    $1,988     $2,953

(2) If you annuitize your contract at the end of the applicable time period:

1 YEAR   3 YEARS   5 YEARS   10 YEARS
------   -------   -------   --------
 $254     $782     $1,335     $2,846

(3) If you do not surrender your contract and you do not elect any optional features:

1 YEAR   3 YEARS   5 YEARS   10 YEARS
------   -------   -------   --------
 $264     $812     $1,388     $2,953

MAXIMUM AND MINIMUM EXPENSE EXAMPLES
--------------------------------------------------------------------------------

                      IF YOU DO NOT ELECT SEASONS REWARDS

These Examples are intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include owner transaction expenses, contract maintenance fees, separate account annual expense, fees for optional features and expenses for the underlying portfolios of the Trusts.

The Examples assumes that you invest $10,000 in the contract for the time periods indicated; that your investment has a 5% return each year; NO WITHDRAWALS and that the maximum fees and expenses of the underlying portfolios of the Trusts are reflected. Although your actual costs may be higher or lower, based on these assumptions your costs at the end of the stated period would be:

MAXIMUM EXPENSE EXAMPLES
(assuming maximum separate account annual expenses of 1.65% (including the Seasons Estate Advantage) and investment in an underlying portfolio with total expenses of 3.46%.)

(1) If you surrender your contract at the end of the applicable time period and you elect the optional Seasons Estate Advantage (0.25%) and Seasons Income Rewards (0.65% for years 0-7 and 0.45% for years 8-10).

1 YEAR   3 YEARS   5 YEARS   10 YEARS
------   -------   -------   --------
$1,279   $2,322    $3,247     $5,529

(2) If you annuitize your contract at the end of the applicable time period:

1 YEAR   3 YEARS   5 YEARS
------   -------   -------   10 YEARS
 $486    $1,461    $2,439     $4,894

(3) If you do not surrender your contract and you elect the optional Seasons Estate Advantage (0.25%) and Seasons Income Rewards (0.65% for years 0-7 and 0.45% for years 8-10).

1 YEAR   3 YEARS   5 YEARS   10 YEARS
------   -------   -------   --------
 $579    $1,722    $2,847     $5,529

MINIMUM EXPENSE EXAMPLES
(assuming minimum separate account annual expenses of 1.40% and investment in an underlying portfolio with total expenses of 1.11%.)

(1) If you surrender your contract at the end of the applicable time period and you do not elect any optional features:

1 YEAR   3 YEARS   5 YEARS   10 YEARS
------   -------   -------   --------
$  959   $1,396    $1,760     $2,895

(2) If you annuitize your contract at the end of the applicable time period:

1 YEAR   3 YEARS   5 YEARS
------   -------   -------   10 YEARS
 $254     $782     $1,335     $2,846

(3) If you do not surrender your contract and you do not elect any optional features:

1 YEAR   3 YEARS   5 YEARS   10 YEARS
------   -------   -------   --------
 $259     $796     $1,360     $2,895

                     EXPLANATION OF FEE TABLES AND EXAMPLES

1. The purpose of the Fee Tables is to show you the various expenses you will incur directly and indirectly by investing in the contract. We converted the contract administration fee to a percentage (0.05%). The actual impact of the administration charge may differ from this percentage and may be waived for contract values over $50,000. Additional information on the portfolio company fees can be found in the Trust prospectus located behind this prospectus.
2. In addition to the stated assumptions, the Examples assume separate account expenses as indicated and that no transfer fees were imposed. Although premium taxes may apply in certain states, they are not reflected in the Examples.
3. Examples reflecting participation in the Seasons Rewards program reflect the Seasons Rewards withdrawal charge schedule and a 2% upfront payment enhancement.
4. Examples reflecting application of optional features and benefits use the highest fees and charges being offered for these features. If you elected the Seasons Promise program instead of the Seasons Income Rewards program, your expenses would be lower than those shown in these tables. The fee for the Seasons Income Rewards, Seasons Promise and Income Protector features are not calculated as a percentage of your daily net asset value but on other calculation more fully described in the prospectus.
5. THESE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

Condensed financials appear in Appendix A of this prospectus.

THE SEASONS SELECT(II) VARIABLE ANNUITY
--------------------------------------------------------------------------------

An annuity is a contract between you and an insurance company. You are the owner of the contract. The contract provides three main benefits:

     - Tax Deferral: You do not pay taxes on your earnings from the annuity until you withdraw them.

     - Death Benefit: If you die during the Accumulation Phase, the insurance company pays a death benefit to your Beneficiary.

     - Guaranteed Income: If elected, you receive a stream of income for your lifetime, or another available period you select.

Tax-qualified retirement plans (e.g., IRAs, 401(k) or 403(b) plans) defer payment of taxes on earnings until withdrawn. If you are considering funding a tax-qualified retirement plan with an annuity, you should know that an annuity does not provide any additional tax deferral treatment of earnings beyond the treatment provided by the tax-qualified retirement plan itself. However, annuities do provide other features and benefits which may be valuable to you. You should fully discuss this decision with your financial representative.

This annuity was developed to help you contribute to your retirement savings. This annuity works in two stages, the Accumulation Phase and the Income Phase. Your contract is in the Accumulation Phase during the period when you make payments into the contract. The Income Phase begins when you request us to start making payments to you out of the money accumulated in your contract.

The Contract is called a "variable" annuity because it allows you to invest in variable investment portfolios. The Variable Portfolios, are similar to mutual funds, in that they have specific investment objectives and their performance varies. You can gain or lose money if you invest in the Variable Portfolios. The amount of money you accumulate in your contract depends on the performance of the Variable Portfolios in which you invest.

The Contract also offers several fixed account options for varying time periods. Fixed account options earn interest at a rate set and guaranteed by AIG SunAmerica Life. If you allocate money to the fixed account options, the amount of money that accumulates in your Contract depends on the total interest credited to the particular fixed account option(s) in which you are invested.

For more information on the Variable Portfolios and fixed account options available under this contract, SEE INVESTMENT OPTIONS BELOW.

AIG SunAmerica Life issues the Seasons Select(II) Variable Annuity. When you purchase a Seasons Select(II) Variable Annuity, a contract exists between you and AIG SunAmerica Life. The Company is a stock life insurance company organized under the laws of the state of Arizona. Its principal place of business is 1 SunAmerica Center, Los Angeles, California 90067. The Company conducts life insurance and annuity business in the District of Columbia and all states except New York. AIG SunAmerica Life is an indirect, wholly owned subsidiary of American International Group, Inc., a Delaware corporation. Seasons Select(II) may not currently be available in all states. Please check with your financial representative regarding availability in your state.

This annuity is designed for investors whose personal circumstances allow for a long-term investment time horizon, to assist in contributing to retirement savings. As a function of the federal tax code you may be assessed a 10% federal tax penalty on any withdrawal made prior to your reaching age 59 1/2. Additionally, this contract provides that you will be charged a withdrawal charge on each Purchase Payment withdrawn if that Purchase Payment has not been invested in this contract for at least 7 years, or 9 years if you elect to participate in the Seasons Rewards Program. Because of these potential penalties, you should fully discuss all of the benefits and risks of this contract with your financial representative prior to purchase.

PURCHASING A SEASONS SELECT(II) VARIABLE ANNUITY
--------------------------------------------------------------------------------

An initial Purchase Payment is the money you give us to buy a contract. Any additional money you give us to invest in the contract after purchase is a subsequent Purchase Payment.

This chart shows the minimum initial and subsequent Purchase Payments permitted under your contract. These amounts depend upon whether a contract is Qualified or Non-qualified for tax purposes.

                                              MINIMUM          MINIMUM SUBSEQUENT
                       MINIMUM INITIAL       SUBSEQUENT        PURCHASE PAYMENT--
                       PURCHASE PAYMENT   PURCHASE PAYMENT   AUTOMATIC PAYMENT PLAN
                       ----------------   ----------------   ----------------------
Qualified                   $2,000              $500                  $50
Non-qualified               $5,000              $500                  $50

We reserve the right to require Company approval prior to accepting Purchase Payments greater than $1,000,000. For contracts owned by a non-natural owner, we reserve the right to require prior Company approval to accept Purchase Payments greater than $250,000. Subsequent Purchase Payments that would cause total Purchase Payments in all contracts issued by the Company and First SunAmerica Life Insurance Company, an affiliate of the Company, to the same owner to exceed these limits may also be subject to company pre-approval. We reserve the right to change the amount at which pre-approval is required, at any time.

Once you have contributed at least the minimum initial Purchase Payment, you can establish an optional automatic payment plan that allows you to make subsequent Purchase Payments of as little as $50.

In addition, we may not issue a contract to anyone age 81 or older. Seasons Estate Advantage is not available to you if you are age 81 or older at the time of contract issue. In general, we will not issue a Qualified contract to anyone who is age 70 1/2 or older, unless they certify to us that the minimum distribution required by the federal tax code is being made.

We allow spouses to jointly own this contract. However the age of the older spouse is used to determine the availability of any age driven benefits. The addition of a joint owner after the contract has been issued is contingent upon prior review and approval by the Company. If we learn of a misstatement of age, we reserve the right to fully pursue our remedies including termination of the contract and/or revocation of any age-driven benefit.

You may assign this contract before beginning the Income Phase by sending us a written request for an assignment. Your rights and those of any other person with rights under this contract will be subject to the assignment. WE RESERVE THE RIGHT TO NOT RECOGNIZE ASSIGNMENTS IF IT CHANGES THE RISK PROFILE OF THE OWNER OF THE CONTRACT, AS DETERMINED IN OUR SOLE DISCRETION. Please see the Statement of Additional Information for details on the tax consequences of an assignment.

ALLOCATION OF PURCHASE PAYMENTS

We invest your Purchase Payments in the fixed accounts and Variable Portfolios according to your instructions. If we receive a Purchase Payment without allocation instructions, we will invest the money according to your last allocation instructions. Purchase Payments are applied to your contract based upon the value of the variable investment option next determined after receipt of your money. SEE INVESTMENT OPTIONS BELOW.

In order to issue your contract, we must receive your completed application, Purchase Payment allocation instructions and any other required paper work at our Annuity Service Center. We allocate your initial Purchase Payment within two days of receiving it. If we do not have complete information necessary to issue your contract, we will contact you. If we do not have the information necessary to issue your contract within 5 business days we will send your money back to you or ask your permission to keep your money until we get the information necessary to issue the contract.

SEASONS REWARDS PROGRAM

If you elect to participate in the Seasons Rewards Program at contract issue, we contribute an Upfront Payment Enhancement and, if applicable, a Deferred Payment Enhancement to your contract in conjunction with each

Purchase Payment you invest during the life of your contract. If you elect to participate in this program, all Purchase Payments are subject to a nine year withdrawal charge schedule. SEE WITHDRAWAL CHARGES BELOW. If you make an early withdrawal of Purchase Payments, we may effectively recoup a portion of any bonuses applicable to any payment withdrawn. SEE EXPENSES BELOW. The Seasons Rewards Program may not be approved for sale in your state or through the broker-dealer with which your financial representative is affiliated. Amounts we contribute to your contract under this program are considered earnings and are allocated to your contract as described below.

Purchase Payments may not be invested in the Dollar Cost Averaging fixed accounts if you participate in the Seasons Rewards Program.

There may be scenarios in which due to negative market conditions and your inability to remain invested over the long-term, a contract with the Seasons Rewards Program may not perform as well as the contract without the feature.

  ENHANCEMENT LEVELS

The Upfront Payment Enhancement Rate, Deferred Payment Enhancement Rate and Deferred Payment Enhancement Date may be determined based on stated Enhancement Levels. Each Enhancement Level is a range of dollar amounts which may correspond to different enhancement rates and dates. Enhancement Levels may change from time to time, at our sole discretion. The Enhancement Level applicable to your initial Purchase Payment is determined by the amount of that initial Purchase Payment. With respect to any subsequent Purchase Payments we determine your Enhancement Level by adding to your contract value on the date we receive each subsequent Purchase Payment the amount of that subsequent Purchase Payment.

  UPFRONT PAYMENT ENHANCEMENT

An Upfront Payment Enhancement is an amount we add to your contract on the day we receive a Purchase Payment. We calculate an Upfront Payment Enhancement amount as a percentage (the "Upfront Payment Enhancement Rate") of each Purchase Payment. We periodically review and establish the Upfront Payment Enhancement Rate, which may increase or decrease at any time, but will never be less than 2%. The applicable Upfront Payment Enhancement Rate is that which is in effect for any applicable Enhancement Level, when we receive each Purchase Payment under your contract. The Upfront Payment Enhancement amounts are allocated among the fixed and variable investment options according to the current allocation instructions in effect when we receive each Purchase Payment.

  DEFERRED PAYMENT ENHANCEMENT

A Deferred Payment Enhancement is an amount we may add to your contract on a future date (the "Deferred Payment Enhancement Date"). We calculate the Deferred Payment Enhancement amount, if any, as a percentage of each Purchase Payment (the "Deferred Payment Enhancement Rate"). We periodically review and establish the Deferred Payment Enhancement Rates and Deferred Payment Enhancement Dates. The Deferred Payment Enhancement Rate being offered may increase, decrease or be eliminated by us, at any time. The Deferred Payment Enhancement Date, if applicable, may change at any time. The applicable Deferred Payment Enhancement Date and Deferred Payment Enhancement Rate are those which may be in effect for any applicable Enhancement Level, when we receive each Purchase Payment under your contract. Any applicable Deferred Payment Enhancement, when credited, is allocated to the Cash Management portfolio.

If you withdraw any portion of a Purchase Payment, to which a Deferred Payment Enhancement applies, prior to the Deferred Payment Enhancement Date, we reduce the amount of the corresponding Deferred Payment Enhancement in the same proportion that your withdrawal (and any fees and charges associated with such withdrawals) reduces that Purchase Payment. For purposes of the Deferred Payment Enhancement, withdrawals are assumed to be taken from earnings first, then from Purchase Payments, on a first-in-first-out basis.

See your financial representative regarding the Current Enhancement Levels and Payment Enhancement Rates.

90 DAY WINDOW

Contracts issued with the Seasons Rewards feature may be eligible for a "Look-Back Adjustment." As of the 90th day after your contract was issued, we will total your Purchase Payments made over those 90 days, without considering any investment gain or loss in contract value on those Purchase Payments. If your total Purchase Payments bring you to an Enhancement Level which, as of the date we issued your contract, would have provided for a higher Upfront and/or any applicable Deferred Payment Enhancement Rate on each Purchase Payment, you will get the benefit of the Enhancement Rate(s) that were applicable to that higher Enhancement Level at the time your contract was issued. We will add any applicable Upfront Look Back Adjustment to your contract on the 90th day following the date of contract issue. We will send you a confirmation indicating any applicable Upfront and/or Deferred Look Back Adjustment, on or about the 90th day following the date of contract issuance. We will allocate any applicable Upfront Look Back Adjustment according to your then-current allocation instructions on file for subsequent Purchase Payments at the time we make the contribution. If applicable, any Deferred Look Back Adjustment will be allocated to the Cash Management portfolio.

We will not allocate any applicable Deferred Payment Enhancement to your contract if any of the following circumstances occurs prior to the Deferred Payment Enhancement Date:

     - You surrender your contract;

     - A death benefit it paid on your contract;

     - You switch to the Income Phase of your contract; or

     - You fully withdraw the corresponding Purchase Payment.

APPENDIX B provides an example of the 90 Day Window Provision.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE SEASONS REWARDS PROGRAM (IN ITS ENTIRETY OR ANY COMPONENT) AT ANY TIME.

Check with your representative for information on the Upfront Payment Enhancement Rate, Deferred Payment Enhancement Rate and Deferred Payment Enhancement Date.

ACCUMULATION UNITS

The value of the variable portion of your contract will go up or down depending upon the investment performance of the Variable Portfolios you select. In order to keep track of the value of your contract, we use a unit of measure called an Accumulation Unit which works like a share of a mutual fund. During the Income Phase, we call them Annuity Units.

An Accumulation Unit value is determined each day that the New York Stock Exchange ("NYSE") is open. We base the number of units you receive on the unit value of the variable investment option as of the date we receive your money, if we receive it before 1:00 p.m. Pacific Standard Time (PST) and on the next day's unit value if we receive your money after 1:00 p.m. PST. We calculate an Accumulation Unit for each Variable Portfolio after the NYSE closes each day. We do this by:

     1. determining the total value of money invested in a particular Variable Portfolio;

     2. subtracting from that amount any asset-based charges and any other charges such as taxes we have deducted; and

     3. dividing this amount by the number of outstanding Accumulation Units.

     EXAMPLE (CONTRACTS WITHOUT SEASONS REWARDS):

    We receive a $25,000 Purchase Payment from you on Wednesday. You allocate the money to the Focus Growth Portfolio. We determine that the value of an Accumulation Unit for the Focus Growth Portfolio is $11.10 when the NYSE closes on Wednesday. We then divide $25,000 by $11.10 and credit your contract on Wednesday night with 2,252.2523 Accumulation Units for the Focus Growth Portfolio.

     EXAMPLE (CONTRACTS WITH SEASONS REWARDS):

    We receive a $25,000 Purchase Payment from you on Wednesday. You allocate the money to the Focus Growth Portfolio. If the Upfront Payment Enhancement is 2.00% of your Purchase Payment, we would add an Upfront Payment Enhancement of $500 to your contract. We determine that the value of an Accumulation Unit for the Focus Growth Portfolio is $11.10 when the NYSE closes on Wednesday. We then divide $25,500 by $11.10 and credit your contract on Wednesday with 2,297.2973 Accumulation Units for the Focus Growth Portfolio.

FREE LOOK

You may cancel your contract within ten days after receiving it (or longer if required by state law). We call this a "free look." To cancel, you must mail the contract along with your free look request to our Annuity Service Center at P.O. Box 54299, Los Angeles, California 90054-0299.

Generally we will refund to you the value of your contract on the day we receive your request MINUS any applicable Free Look Payment Enhancement Deduction, if you had elected the Seasons Rewards program. The Free Look Payment Enhancement Deduction is equal of the lesser of (1) the value of any Payment Enhancement(s) on the day we receive your free look request; or (2) the Payment Enhancement amount(s), if any, which we allocated to your contract. Thus, you receive any gain and we bear any loss on any Payment Enhancement(s) if you decide to cancel your contract during the free look period.

Certain states require us to return your Purchase Payments upon a free look request. Additionally, all contracts issued as an IRA require the full return of Purchase Payments upon a free look. With respect to those contracts, we reserve the right to put your money in the Cash Management investment option during the free look period and will allocate your money according to your instructions at the end of the applicable free look period. Currently, we do not put your money in the Cash Management investment option during the free look period unless you allocate your money to it. If your contract was issued in a state requiring return of Purchase Payments or as an IRA and you cancel your contract during the free look period, we return the greater of (1) your Purchase Payments; or (2) the value of your contract MINUS the Free Look Payment Enhancement Deduction, if applicable.

EXCHANGE OFFERS

From time to time, we may offer to allow you to exchange an older variable annuity issued by AIG SunAmerica Life or one of its affiliates, for a newer product with more current features and benefits, also issued by AIG SunAmerica Life or one of its affiliates. Such an exchange offer will be made in accordance with applicable state and federal securities and insurance rules and regulations. We will explain the specific terms and conditions of any such exchange offer at the time the offer is made.

INVESTMENT OPTIONS
--------------------------------------------------------------------------------

VARIABLE PORTFOLIOS

The contract offers Variable Portfolios, and fixed investment options. We designed the contract to meet your varying investment needs over time. You can achieve this by using the Variable Portfolios alone or in concert with the fixed investment options. The Variable Portfolios are only available through the purchase of certain variable annuities.

Each of the variable investment options of the contract invests in underlying portfolios of Seasons Series Trust. AIG SunAmerica Asset Management, Corp. ("AIG SAAMCo"), an affiliate of AIG SunAmerica Life, manages Seasons Series Trust. AIG SAAMCo has engaged sub-advisers to provide investment advice for certain of the underlying investment portfolios.

YOU SHOULD READ THE PROSPECTUS FOR THE SEASONS SERIES TRUST CAREFULLY BEFORE INVESTING. THE TRUST PROSPECTUS WHICH IS ATTACHED HERETO CONTAINS DETAILED INFORMATION ABOUT THE UNDERLYING INVESTMENT PORTFOLIOS INCLUDING INVESTMENT OBJECTIVE AND RISK FACTORS.

PORTFOLIOS

The contract offers Select Portfolios, each with a distinct investment objective, utilizing a disciplined investing style to achieve its objective. Each Select Portfolio invests in an underlying investment portfolio of the Seasons Series Trust. Except for the Cash Management portfolio, each underlying portfolio is multi-managed by a team of three money managers, one component of the underlying portfolios is an unmanaged component that tracks a particular target index or subset of an index. The other two components are actively managed. The unmanaged component of each underlying portfolio is intended to balance some of the risks associated with an actively traded portfolio.

The contract also currently offers Focused Portfolios. Each multi-managed Focused Portfolio offers you at least three different professional managers, and each of which advises a separate portion of the Focused Portfolio. Each manager actively selects a limited number of stocks that represent their best stock selections. This approach to investing results in a more concentrated portfolio, which will be less diversified than the Select Portfolios, and may be subject to greater market risks.

Each underlying PORTFOLIO and the respective managers are:

                                      SELECT PORTFOLIOS
LARGE CAP GROWTH                MID CAP GROWTH                  INTERNATIONAL EQUITY
AIG Global Investment Corp.     AIG Global Investment Corp.     AIG Global Investment Corp.
Goldman Sachs Asset Management  T. Rowe Price Associates, Inc.  Goldman Sachs Asset Management
Janus Capital Management LLC    Wellington Management Company,  International
                                LLP                             Lord, Abbett & Co.
LARGE CAP COMPOSITE
AIG Global Investment Corp.     MID CAP VALUE                   DIVERSIFIED FIXED INCOME
AIG SAAMCo                      AIG Global Investment Corp.     AIG Global Investment Corp.
T. Rowe Price Associates, Inc.  Goldman Sachs Asset Management  AIG SAAMCo
                                Lord, Abbett & Co.              Wellington Management Company,
LARGE CAP VALUE                                                 LLP
AIG Global Investment Corp.     SMALL CAP
T. Rowe Price Associates, Inc.  AIG Global Investment Corp.     CASH MANAGEMENT
Wellington Management Company,  Lord Abbett                     AIG SAAMCo
LLP                             AIG SAAMCo

                                   FOCUSED PORTFOLIOS
FOCUS GROWTH           FOCUS GROWTH & INCOME  FOCUS VALUE            FOCUS TECHNET
Fred Alger Management  Harris Associates      American Century       Dresdner RCM Global
Marsico Capital        L.P.                   Investment Management  Funds
Management LLC         Marsico Capital        Inc.                   AIG SAAMCo
Solomon Brothers       Management LLC         Third Avenue Funds     Baron Capital
Asset Management       Thornburg Investment   J.P. Morgan            Management, Inc.
                       Management, Inc.       Investment Management
                                              Inc.

PORTFOLIO OPERATION

Each PORTFOLIO is designed to meet a distinct investment objective facilitated by the management philosophy of three different money managers (except for the Cash Management portfolio). Generally, the Purchase Payments received for allocation to each PORTFOLIO will be allocated equally among the three managers for that PORTFOLIO. Each quarter AIG SAAMCo will evaluate the asset allocation between the three managers of each PORTFOLIO. If AIG SAAMCo determines that the assets have become significantly unequal in allocation among the managers, then the incoming cash flows may be redirected in an attempt to stabilize the allocations. Generally, existing PORTFOLIO assets will not be rebalanced. However, we reserve the right to do so in the event that it is deemed necessary and not adverse to the interests of contract owners invested in the PORTFOLIO.

SEASONS STRATEGIES

The contract offers multi-manager variable investment Seasons Strategies, each with a different investment objective. We designed the Seasons Strategies utilizing an asset allocation approach to meet your investment needs over time, considering factors such as your age, goals and risk tolerance. However, each Seasons Strategy is designed to achieve different levels of growth over time.

Each Seasons Strategy invests in three underlying investment portfolios of the Seasons Series Trust. The allocation of money among these investment portfolios varies depending on the objective of the Seasons Strategy.

The underlying investment portfolios of Seasons Series Trust in which the Seasons Strategies invest include the Asset Allocation: Diversified Growth Portfolio, the Stock Portfolio and the Multi-Managed Growth, Multi-Managed Moderate Growth, Multi-Managed Income/Equity and Multi-Managed Income Portfolios (the "Multi-Managed Portfolios").

The Asset Allocation: Diversified Growth Portfolio is managed by Putnam Investment Management, Inc. The Stock Portfolio is managed by T. Rowe Price Associates, Inc. All of the Multi-Managed Portfolios include the same three basic investment components: a growth component managed by Janus Capital Management LLC., a balanced component managed by AIG SunAmerica Asset Management Corp. and a fixed income component managed by Wellington Management Company, LLP. The Growth Seasons Strategy and the Moderate Growth Seasons Strategy also have an aggressive growth component which AIG SAAMCo manages. The percentage that any one of these components represents in each Multi-Managed Portfolio varies in accordance with the investment objective.

Each Seasons Strategy uses an investment approach based on asset allocation. This approach is achieved by each Seasons Strategy investing in distinct percentages in three specific underlying funds of the Seasons Series Trust. In turn, the underlying funds invest in a combination of domestic and international stocks, bonds and cash. Based on the percentage allocation to each specific underlying fund and each underlying fund's investment approach, each Seasons Strategy initially has a neutral asset allocation mix of stocks, bonds and cash.

SEASONS STRATEGY REBALANCING

Each Seasons Strategy is designed to meet its investment objective by allocating a portion of your money to three different investment portfolios. At the beginning of each quarter a rebalancing occurs among the underlying funds to realign each Seasons Strategy with its distinct percentage investment in the three underlying funds. This rebalancing is designed to help maintain the neutral asset allocation mix for each Seasons Strategy. The pie charts on the following pages demonstrate:

     - the neutral asset allocation mix for each Seasons Strategy; and

     - the percentage allocation in which each Seasons Strategy invests.

On the first business day of each quarter (or as close to such date as is administratively practicable) your money will be allocated among the various investment portfolios according to the percentages set forth on the prior pages. Additionally, within each Multi-Managed Portfolio, your money will be rebalanced among the various components. We also reserve the right to rebalance any Seasons Strategy more frequently if rebalancing is, deemed necessary and not adverse to the interests of contract owners invested in such Seasons Strategy. Rebalancing a Seasons Strategy may involve shifting a portion of assets out of underlying investment portfolios with higher returns into underlying investment portfolios with relatively lower returns.


GROWTH STRATEGY                                                    MODERATE GROWTH STRATEGY
      GOAL: Long-term growth of capital, allocating its                GOAL: Growth of capital through investments in equities,
  assets primarily to stocks. This Strategy may be best            with a secondary objective of conservation of principal by
  suited for those with longer periods to invest.                  allocating more of its assets to bonds than the Growth
                                                                   Strategy. This Strategy may be best suited for those nearing
  Target Asset Allocation:                                         retirement years but still earning income.
      Stocks 80%             Bonds 15%             Cash            Target Asset Allocation:
  5%
                                                                       Stocks 70%              Bonds 25%              Cash
  [GROWTH CHART]                                                   5%
                                                                   [MODERATE GROWTH CHART]


BALANCED GROWTH STRATEGY                                           CONSERVATIVE GROWTH STRATEGY
      GOAL: Focuses on conservation of principal by                    GOAL: Capital preservation while maintaining some
  investing in a more balanced weighting of stocks and             potential for growth over the long term. This Strategy may
  bonds, with a secondary objective of seeking a high total        be best suited for those with lower investment risk
  return. This Strategy may be best suited for those               tolerance.
  approaching retirement and with less tolerance for
  investment risk.                                                 Target Asset Allocation:
  Target Asset Allocation:                                             Stocks 42%              Bonds 53%              Cash
                                                                   5%
      Stocks 55%             Bonds 40%             Cash
  5%                                                               [CONSERVATIVE GROWTH CHART]
  [BALANCED GROWTH CHART]

FIXED INVESTMENT OPTIONS

Your contract may offer Fixed Account Guarantee Periods ("FAGP") to which you may allocate certain Purchase Payments or contract value. Available guarantee periods may be for different lengths of time (such as 1, 3 or 5 years) and may have different guaranteed interest rates, as noted below. We guarantee the interest rate credited to amounts allocated to any available FAGP and that the rate will never be less than the minimum guaranteed interest rate as specified in your contract. Once established, the rates for specified payments do not change during the guarantee period. We determine the FAGPs offered at any time in our sole discretion and we reserve the right to change the FAGPs that we make available at any time, unless state law requires us to do otherwise. Please check with your financial representative to learn if any FAGPs are currently offered.

There are three interest rate scenarios for money allocated to the FAGPs. Each of these rates may differ from one another. Once declared, the applicable rate is guaranteed until the corresponding guarantee period expires. Under each scenario your money may be credited a different rate of interest as follows:

     - INITIAL RATE: The rate credited to any portion of the initial Purchase Payment allocated to a FAGP.

     - CURRENT RATE: The rate credited to any portion of the subsequent Purchase Payments allocated to a FAGP.

     - RENEWAL RATE: The rate credited to money transferred from a FAGP or a Variable Portfolio into a FAGP and to money remaining in a FAGP after expiration of a guarantee period.

When a FAGP ends, you may leave your money in the same FAGP or you may reallocate your money to another FAGP or to the Variable Portfolios. If you want to reallocate your money, you must contact us within 30 days after the end of the current interest guarantee period and instruct us as to where you would like the money invested. We do not contact you. If we do not hear from you, your money will remain in the same FAGP where it will earn interest at the renewal rate then in effect for that FAGP.

If you take money out of any available multi-year FAGP before the end of the guarantee period, we make an adjustment to your contract. We refer to the adjustment as a market value adjustment ("MVA"). The MVA reflects any difference in the interest rate environment between the time you place your money in the FAGP and the time when you withdraw or transfer that money. This adjustment can increase or decrease your contract value. Generally, if interest rates drop between the time you put your money into a FAGP and the time you take it out, we credit a positive adjustment to your contract. Conversely, if interest rates increase during the same period, we post a negative adjustment to your contract. You have 30 days after the end of each guarantee period to reallocate your funds without incurring any MVA. APPENDIX C SHOWS HOW WE CALCULATE AND APPLY THE MVA.

If available, you may systematically transfer interest earned in available FAGPs into any of the Variable Portfolios on certain periodic schedules offered by us. If available, these systematic transfers will not count toward the 15 free transfers per contract year and are not subject to a market value adjustment. You may change or terminate these systematic transfers by contacting our Annuity Service Center. Check with your financial representative regarding the current availability of this service.

All FAGPs may not be available in all states. We reserve the right to refuse any Purchase Payment to available FAGPs if we are crediting a rate equal to the minimum guaranteed interest rate specified in your contract. If you do not elect to participate in the Seasons Rewards program, we may also offer Dollar Cost Averaging Fixed Accounts ("DCAFA"). The rules, restrictions and operation of DCAFAs may differ from the standard FAGPs described above, please see DOLLAR COST AVERAGING below for more details.

DOLLAR COST AVERAGING FIXED ACCOUNTS

If you do not elect the Seasons Rewards program, you may invest initial and/or subsequent Purchase Payments in DCAFAs, if available. DCAFAs also credit a fixed rate of interest but are specifically designed to facilitate a dollar cost averaging program. Interest is credited to amounts allocated to the DCAFAs while your investment is transferred to the Variable Portfolios over certain specified time frames. The interest rates applicable to the DCAFA may differ from those applicable to any available FAGPs but will never be less than the minimum annual guaranteed interest rate as specified in your contract. However, when using a DCAFA the annual interest rate is paid on a declining balance as you systematically transfer your investment to the Variable Portfolios. Therefore, the actual effective yield will be less than the annual crediting rate. We determine the DCAFAs offered at any time in our sole discretion and we reserve the right to change to DCAFAs that we make available at any time, unless state law requires us to do otherwise. See DOLLAR COST AVERAGING below for more information.

TRANSFERS DURING THE ACCUMULATION PHASE

During the Accumulation Phase you may transfer funds between the Variable Portfolios and/or any available fixed account options. Funds already in your contract cannot be transferred into the DCA fixed accounts. You must transfer at least $100 per transfer. If less than $100 remains in any Variable Portfolio after a transfer, that amount must be transferred as well. We will process any transfer request as of the day we receive it in good order if the request is received before the New York Stock Exchange ("NYSE") closes, generally at 1:00 p.m. Pacific Time. If the transfer request is received after the NYSE closes, the request will be processed on the next business day.

This product is not designed for professional organizations or individuals engaged in trading strategies that seek to benefit from short term price fluctuations or price irregularities by making programmed transfers, frequent transfers or transfers that are large in relation to the total assets of the underlying portfolio in which the Variable Portfolios invest. These types of trading strategies can be disruptive to the underlying portfolios in which the Variable Portfolios invest and thereby potentially harmful to investors.

In connection with our efforts to control harmful trading, we may monitor your trading activity. If we determine, in our sole discretion, that your transfer patterns among the Variable Portfolios and/or available fixed accounts reflect a potentially harmful trading strategy, we reserve the right to take action to protect other investors. Such action may include, but may not be limited to, restricting the way you can request transfers among the Variable Portfolios, imposing penalty fees on such trading activity, and/or otherwise restricting transfer capability in accordance with state and federal rules and regulations. We will notify you, in writing, if we determine in our sole discretion that we must terminate your transfer privileges. Some of the factors we may consider when determining our transfer policies and/or other transfer restrictions may include, but are not limited to:

     - the number of transfers made in a defined period;

     - the dollar amount of the transfer;

     - the total assets of the Variable Portfolio involved in the transfer;

     - the investment objectives of the particular Variable Portfolios involved in your transfers; and/or

     - whether the transfer appears to be part of a pattern of transfers to take advantage of short-term market fluctuations or market inefficiencies.

Subject to our rules, restrictions and policies, you may request transfers of your account value between the Variable Portfolios and/or the available fixed account options by telephone or through AIG SunAmerica's website
(http://www.aigsunamerica.com) or in writing by mail or facsimile.

We allow 15 free transfers per contract per year. We charge $25 ($10 IN PENNSYLVANIA AND TEXAS) for each additional transfer in any contract year. Transfers resulting from your participation in the DCA or Asset Rebalancing programs do not count against your 15 free transfers per contract year.

All transfer request in excess of 15 transfers per contract year must be submitted in writing by United States Postal Service first-class mail ("U.S. Mail") until your next contract anniversary. Transfer requests sent by same day mail, overnight mail or courier services will not be accepted. Transfer requests required to be submitted by U.S. Mail can only be cancelled by a written request sent by U.S. Mail. Transfers resulting from your participation in the DCA or Asset Rebalancing programs are not included for the purposes of determining the number of transfers for the U.S. Mail requirement.

We may accept transfers by telephone or the Internet unless you tell us not to on your contract application. When receiving instructions over the telephone or the Internet, we follow appropriate procedures to provide reasonable assurance that the transactions executed are genuine. Thus, we are not responsible for any claim, loss or expense from any error resulting from instructions received over the telephone or the Internet. If we fail to follow our procedures, we may be liable for any losses due to unauthorized or fraudulent instructions.

For information regarding transfers during the Income Phase, SEE INCOME OPTIONS BELOW.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND, WAIVE OR TERMINATE THESE TRANSFER PROVISIONS AT ANY TIME.

DOLLAR COST AVERAGING PROGRAM

The Dollar Cost Averaging ("DCA") program allows you to invest gradually in the variable investment options. Under the program you systematically transfer a set dollar amount or percentage from any Variable Portfolio (source accounts) to any other Variable Portfolio. Transfers may occur on such periodic schedules such as monthly or weekly. You may change the frequency to other available options at any time by notifying us in writing. Fixed account options are not available as target accounts for the DCA program.

We may also offer DCAFAs for a specified time period exclusively to facilitate this program. If you elect to participate in the Seasons Rewards Program, the DCAFAs are not available under your contract. The DCAFAs only accept new Purchase Payments. You cannot transfer money already in your contract into these options. If you allocate a Purchase Payment into DCAFAs, we transfer all your money allocated to that account into the Variable Portfolios you select over the selected time period at an offered frequency of your choosing. The minimum transfer amount if you use the DCAFAs is $100.

For example, let's say you allocate $1,000 to a DCAFA and you select monthly transfers, we completely transfer all of your money to the selected investment options over a period of ten months.

You may terminate your DCA program at any time. If money remains in the DCAFA, we transfer the remaining money according to your instructions or to your current allocation on file. Transfers resulting from a termination of this program do not count towards your 15 free transfers.

The DCA program is designed to lessen the impact of market fluctuations on your investment. However, we cannot ensure that you will make a profit. When you elect the DCA program, you are continuously investing in securities regardless of fluctuating price levels. You should consider your tolerance for investing through periods of fluctuating price levels.

We reserve the right to modify, suspend or terminate this program at any time.

     EXAMPLE:

    Assume that you want to gradually move $750 each month from the Cash Management Portfolio to the Mid-Cap Value SELECT PORTFOLIO over six months. You set up dollar cost averaging and purchase Accumulation Units at the following values:

MONTH    ACCUMULATION UNIT    UNITS PURCHASED
-----    -----------------    ---------------
  1           $ 7.50                100
  2           $ 5.00                150
  3           $10.00                 75
  4           $ 7.50                100
  5           $ 5.00                150
  6           $ 7.50                100

    You paid an average price of only $6.67 per Accumulation Unit over six months, while the average market price actually was $7.08. By investing an equal amount of money each month, you automatically buy more Accumulation Units when the market price is low and fewer Accumulation Units when the market price is high. This example is for illustrative purposes only.

ASSET ALLOCATION REBALANCING PROGRAM

Earnings in your contract may cause the percentage of your investment in each investment option to differ from your original allocations. The Automatic Asset Rebalancing Program addresses this situation. At your election, we periodically rebalance your investments in the Variable Portfolios to return your allocations to their original percentages. Asset rebalancing typically involves shifting a portion of your money out of an investment option with a higher return into an investment option with a lower return. At your request, rebalancing occurs on a quarterly, semi-annual or annual basis. Transfers made as a result of rebalancing do not count against your 15 free transfers for the contract year. We reserve the right to modify, suspend or terminate this program at any time.

RETURN PLUS PROGRAM

The Return Plus Program, available if offering FAGPs, allows you to invest in one or more of the Variable Portfolios without putting your principal at direct risk. The program accomplishes this by allocating your investment strategically between the fixed investment options (other than the DCA fixed accounts) and the Variable Portfolios you select. You decide how much you want to invest and approximately when you want a return of principal. We calculate how much of your Purchase Payment to allocate to the particular fixed investment option to ensure that it grows to an amount equal to your total principal invested under this program.

     EXAMPLE:

    Assume that you want to allocate a portion of your initial Purchase Payment of $100,000 to the fixed investment option. You want the amount allocated to the fixed investment option to grow to $100,000 in 7 years. If the 7-year fixed investment option is offering a 5% interest rate, we will allocate $71,069 to the 7-year fixed investment option to ensure that this amount will grow to $100,000 at the end of the 7-year period. The remaining $28,931 may be allocated among the Variable Portfolios, as determined by you, to provide opportunity for greater growth.

We reserve the right to modify, suspend or terminate this program at any time.

VOTING RIGHTS

AIG SunAmerica Life is the legal owner of the Trust's shares. However, when an underlying portfolio solicits proxies in conjunction with a vote of shareholders, we must obtain your instructions on how to vote those shares. We vote all of the shares we own in proportion to your instructions. This includes any shares we own on our own behalf. Should we determine that we are no longer required to comply with these rules, we will vote the shares in our own right.

SUBSTITUTION

We may amend your contract due to changes to the investment variable portfolios offered under your contract. For example, we may offer new portfolios, delete portfolios, or stop accepting allocations and/or investments in a particular portfolio. We may move assets and re-direct future premium allocations from one portfolio to another if we receive investor approval through a proxy vote or SEC approval for a fund substitution. This would occur if a portfolio is no longer an appropriate investment for the contract, for reasons such as continuing substandard performance, or for changes to the portfolio manager, investment objectives, risks and strategies, or federal or state laws. The new investment variable Portfolio offered may have different fees and expenses. You will be notified of any upcoming proxies or substitutions that affect your portfolio choices.

ACCESS TO YOUR MONEY
--------------------------------------------------------------------------------

You can access money in your contract by making a partial or total withdrawal, and/or by receiving income payments during the Income Phase. SEE INCOME OPTIONS BELOW.

Generally, we deduct a withdrawal charge applicable to any partial or total withdrawal and a market value adjustment if a withdrawal comes from the multi year fixed investment options prior to the end of a guarantee period. If you withdraw your entire contract value, we also deduct any applicable premium taxes and a contract maintenance fee. SEE EXPENSES BELOW. We calculate charges due on a total withdrawal on the day after we receive your request and other required paper work. We return your contract value less any applicable fees and charges.

The minimum partial withdrawal amount is $1,000. We require that the value left in any Variable Portfolio or fixed account be at least $500 after the withdrawal. You must send a written withdrawal request. Unless you provide us with different instructions, partial withdrawals will be made in equal amounts from each Variable Portfolio and the fixed investment option in which your contract is invested. Withdrawals from fixed investment options prior to the end of the guarantee period may result in a market value adjustment.

We may be required to suspend or postpone the payment of a withdrawal for any period of time when: (1) the NYSE is closed (other than a customary weekend and holiday closings); (2) trading with the NYSE is restricted; (3) an emergency exists such that disposal of or determination of the value of shares of the Portfolios is not reasonably practicable; (4) the SEC, by order, so permits for the protection of contract owners.

Additionally, we reserve the right to defer payments for a withdrawal from a fixed investment option. Such deferrals are limited to no longer than six months.

FREE WITHDRAWAL PROVISION

Your contract provides for a free withdrawal amount each year. A free withdrawal amount is the portion of your account that we allow you to take out each year without being charged a surrender penalty. However, upon a future full surrender of your contract, any previous free withdrawals would be subject to a surrender charge, if any is applicable at the time of the full surrender (except in the state of Washington).

If you participate in the Seasons Rewards Program, you will not receive any applicable Deferred Payment Enhancement if you fully withdraw a Purchase Payment or your contract value prior to the corresponding Deferred Payment Enhancement Date. SEE SEASONS REWARDS PROGRAM ABOVE.

To determine your free withdrawal amount and the amount, if any, on which we assess a withdrawal charge, we refer to two special terms. These are penalty-free earnings and the Total Invested Amount.

The penalty-free earnings portion of your contract is your account value less your Total Invested Amount. The Total Invested Amount is the total of all Purchase Payments you have made into the contract less portions of some prior withdrawals you made. The portions of prior withdrawals that reduce your Total Invested Amount are as follows:

     1. Any prior withdrawals on which you previously paid a withdrawal charge, plus the amount of the withdrawal charge.

     2. Any prior free withdrawals in any year that were in excess of your penalty-free earnings and were free because the Purchase Payment withdrawn is no longer subject to surrender charges at the time of the withdrawal.

When you make a withdrawal, we assume that it is taken from penalty-free earnings first, then from the Total Invested Amount on a first-in, first-out basis. This means that you can also access your Purchase Payments which are no longer subject to a surrender charge before those Purchase Payments which are still subject to the surrender charge.

During your first contract year your free withdrawal amount is the greater of:

     1. Your penalty-free earnings, or;

     2. If you are participating in the Systematic Withdrawal program, a total of 10% of your Total Invested Amount less any prior withdrawals taken during the contract year.

After the first contract year, you can take out the greater of the following amounts each year:

     1. Your penalty free earnings and any portion of your Total Invested Amount no longer subject to surrender charges, or;

     2. 10% of the portion of your Total Invested Amount that has been in your contract for at least one year less any withdrawals taken during the contract year.

Purchase Payments withdrawn, above and beyond the amount of your free withdrawal amount, which have been invested for less than 7 years, or 9 years if you elect to participate in the Seasons Rewards Program, will result in your paying a withdrawal charge. The amount of the charge and how it applies are discussed more fully below. You should consider, before purchasing this contract, the effect this charge will have on your investment if you need to withdraw more money than the free withdrawal amount. You should fully discuss this decision with your financial representative.

The withdrawal charge percentage applicable is determined by the age of the Purchase Payment being withdrawn. For purposes of calculating the surrender charge in the event of a full surrender, the charge is calculated based on the remaining Total Invested Amount still subject to surrender charge.

For example, you make an initial Purchase Payment of $100,000. For purposes of this example, we will assume a 0% growth rate over the life of the contract, no election of the Seasons Rewards Program, Income Protector Program or Seasons Estate Advantage and no subsequent Purchase Payments. In contract year 2 and year 3, you take out your maximum free withdrawal of $10,000 for each year. After those free withdrawals your contract value is $80,000. In contract year 5 you request a full surrender of your contract. We will apply the following calculation, A - (B X C) = D, where:

A = Your contract value at the time of your request for surrender ($80,000)
B = The amount of your Total Invested Amount still subject to surrender charge ($100,000)
C = The withdrawal charge percentage applicable to the age of each Purchase Payment at the time of full surrender (4%) [B X C = $4,000]
D = Your full surrender value ($76,000)

SYSTEMATIC WITHDRAWAL PROGRAM

If you elect, we use money in your contract to pay you monthly, quarterly, semi-annual or annual payments during the Accumulation Phase. Electronic transfer of these funds to your bank account is also available. The minimum amount of each withdrawal is $250. There must be at least $500 remaining in your contract at all times. Withdrawals may be taxable and a 10% IRS tax penalty may apply if you are under age 59 1/2. Any withdrawals you make using this program count against your free withdrawal amount as described above. Withdrawals in excess of that amount may incur a withdrawal charge. There is no additional charge for participating in this program.

The program is not available to everyone. Please check with our Annuity Service Center, which can provide the necessary enrollment forms. We reserve the right to modify, suspend or terminate this program at any time.

MINIMUM CONTRACT VALUE

Where permitted by state law, we may terminate your contract if both of the following occur: (1) your contract is less than $500 as a result of withdrawals; and (2) you have not made any Purchase Payments during the past three years. We will provide you with sixty days written notice. At the end of the notice period, we will distribute the contract's remaining value to you.

QUALIFIED CONTRACT OWNERS

Certain Qualified plans restrict and/or prohibit your ability to withdraw money from your contract. SEE TAXES BELOW for a more detailed explanation.

OPTIONAL LIVING BENEFITS
--------------------------------------------------------------------------------

YOU MAY ELECT ONE OF THE OPTIONAL LIVING BENEFITS DESCRIBED BELOW. THESE FEATURES ARE DESIGNED TO PROTECT A PORTION OF YOUR INVESTMENT IN THE EVENT YOUR CONTRACT VALUE DECLINES DUE TO UNFAVORABLE INVESTMENT PERFORMANCE DURING THE ACCUMULATION PHASE AND BEFORE A DEATH BENEFIT IS PAYABLE. PLEASE SEE THE DESCRIPTIONS BELOW FOR DETAILED INFORMATION.

SEASONS INCOME REWARDS FEATURE

What is Seasons Income Rewards?

Seasons Income Rewards is an optional feature available only on contracts issued on or after May 3, 2004 and subject to state availability. If you elect this feature, for which you will be charged an annualized fee, you are guaranteed to receive withdrawals over a minimum number of years that in total equals at least the initial Purchase Payment adjusted for withdrawals, even if the contract value falls to zero. Seasons Income Rewards may offer protection in the event your contract value declines due to unfavorable investment performance.

How can I elect the feature?

You may elect the feature only at the time of contract issue and must choose either Option 1 or Option 2. The date you elect the feature (which is also the contract issue date) is your BENEFIT EFFECTIVE DATE. The earliest you may begin taking withdrawals under the benefit after a specified waiting period is the BENEFIT AVAILABILITY DATE. You cannot elect the feature if you are age 81 or older on the Benefit Effective Date or if the Benefit Availability Date is on or after the Latest Annuity Date. Generally, once you elect the feature, it cannot be canceled. The Seasons Income Rewards has rules and restrictions that are discussed more fully below.

How is the benefit calculated?

There are several components that comprise the integral aspects of this benefit. In order to determine the benefit's value at any point in time, we calculate each of the components as described below. We calculate Eligible Purchase Payments, Withdrawal Benefit Base, Step-Up Amount and Stepped-Up Benefit Base.

First, we determine the ELIGIBLE PURCHASE PAYMENTS according to the table below.

-------------------------------------------------------------------------------------------
               TIME ELAPSED SINCE                           PERCENTAGE OF ELIGIBLE
             BENEFIT EFFECTIVE DATE                           PURCHASE PAYMENTS
-------------------------------------------------------------------------------------------
 0-90 Days                                         100%
-------------------------------------------------------------------------------------------
 91 Days +                                         0%
-------------------------------------------------------------------------------------------

Second, we determine the WITHDRAWAL BENEFIT BASE ("WBB"). THE WBB is used to calculate the amount of total guaranteed withdrawals and the annual maximum withdrawal amount available under the benefit. On the Benefit Availability Date, the WBB equals the sum of all Eligible Purchase Payments, reduced for any withdrawals in the same proportion that the withdrawal reduced the contract value on the date of the withdrawal.

Third, we determine a STEP UP AMOUNT which is calculated as a specified percentage of the WBB on the Benefit Availability Date. The Step-Up Amount is not considered a Purchase Payment and cannot be used in calculating any other benefits, such as the death benefit, contract values or annuitization value.

Fourth, we determine the STEPPED-UP BENEFIT BASE ("SBB") which is the total amount available for withdrawal under the benefit and is used to calculate the minimum time period over which you may take withdrawals under the benefit. The SBB equals the WBB plus the Step-Up Amount.

Fifth, we determine the MAXIMUM ANNUAL WITHDRAWAL AMOUNT ("MAWA") which is a stated percentage of the WBB.

Finally, we determine the MINIMUM WITHDRAWAL PERIOD ("MWP") which is the minimum period at any point in time over which you may take withdrawals under the benefit. The MWP is calculated by dividing the SBB by the MAWA.

The table below is a summary of the two Seasons Income Rewards options we are offering as applicable on the Benefit Availability Date:

-------------------------------------------------------------------------------------------------------
                                                                                               MWP (IF
                                                                                                MAWA
                                                                                                TAKEN
                                                                     STEP-UP       MAWA         EACH
                          BENEFIT AVAILABILITY DATE                  AMOUNT     PERCENTAGE      YEAR)
-------------------------------------------------------------------------------------------------------
 Option 1  3 years following Benefit Effective Date                  10% of     10% of WBB    11 years
                                                                       WBB
-------------------------------------------------------------------------------------------------------
 Option 2  5 Years following Benefit Effective Date                  20% of     10% of WBB    12 years
                                                                       WBB
-------------------------------------------------------------------------------------------------------

     EXAMPLE 1:

     Assume you elect Seasons Income Rewards option 2 and you invest a single Purchase Payment of $100,000. If you make no additional Purchase Payments and no withdrawals, your WBB is $100,000 on the Benefit Availability Date. Your SBB equals WBB plus the Step-Up Amount ($100,000 + (20% X $100,000) = $120,000). Your MAWA as of the Benefit Availability Date is 10% of your WBB ($100,000 X 10% = $10,000). The MWP is equal to the SBB divided by the MAWA which is 12 years ($120,000/$10,000). Therefore, you may take $120,000 in withdrawals of up to $10,000 annually over a minimum of 12 years on or after the Benefit Availability Date.

What is the fee for Seasons Income Rewards?

The annualized Seasons Income Rewards fee will be assessed and deducted quarterly from your contract value, starting on the first quarter following the Benefit Effective Date and ending upon the termination of the benefit. If your contract value falls to zero before the benefit has been terminated, the fee will no longer be assessed. We will not assess the quarterly fee if you surrender or annuitize before the end of the quarter.

-------------------------------------------------------------------------------------------
             TIME ELAPSED SINCE THE
             BENEFIT EFFECTIVE DATE                             ANNUALIZED FEE
-------------------------------------------------------------------------------------------
 0-7 years                                         0.65% of WBB
-------------------------------------------------------------------------------------------
 8+ years                                          0.45% of WBB
-------------------------------------------------------------------------------------------

What is the effect of withdrawals on Seasons Income Rewards?

The benefit amount, MAWA and MWP may change over time as a result of withdrawal activity. Withdrawals equal to or less than the MAWA generally reduce the benefit by the amount of the withdrawal. Withdrawals in excess of the MAWA may reduce the benefit based on the relative size of the withdrawal in relation to the contract value at the time of the withdrawal. This means if investment performance is down and contract value is depleted, withdrawals greater than the MAWA will result in a greater reduction of the benefit. We further explain the impact of withdrawals and the effect on each component of Seasons Income Rewards through the calculations below:

     CONTRACT VALUE: Any withdrawal reduces the contract value by the amount of the withdrawal.

     WBB: Withdrawals prior to the Benefit Availability Date reduce the WBB in the same proportion that the contract value was reduced at the time of the withdrawal.

     Withdrawals after the Benefit Availability Date will not reduce the WBB until the sum of withdrawals exceeds the Step-Up amount. Thereafter, any withdrawal or portion thereof that exceeds the Step-Up Amount will reduce the WBB as follows: If the withdrawal does not cause total withdrawals in the Benefit Year to exceed the MAWA, the WBB will be reduced by the amount of the withdrawal. If the withdrawal causes total withdrawals in the Benefit Year to exceed the MAWA, the WBB is reduced to the lesser of (a) or
     (b), where:

        a.is the WBB immediately prior to the withdrawal minus the amount of the withdrawal, or;

        b.is the WBB immediately prior to the withdrawal minus the portion of the withdrawal that makes total withdrawals in that Benefit Year equal to the current MAWA, and further reduced proportionately by the same amount by which the contract value is reduced by the remaining portion of the withdrawal.

     SBB: Since withdrawals prior to the Benefit Availability Date reduce the WBB proportionately, the SBB will likewise be reduced proportionately during that period of time.

     After the Benefit Availability Date, any withdrawal that does not cause total withdrawals in a Benefit Year to exceed the MAWA will reduce the SBB by the amount of the withdrawal. After the Benefit Availability Date, any withdrawal that causes total withdrawals in a Benefit Year to exceed the MAWA (in that Benefit Year) reduces the SBB to the lesser of (a) or (b), where:

        a.is the SBB immediately prior to the withdrawal minus the amount of the withdrawal, or;

        b.is the SBB immediately prior to the withdrawal minus the amount of the withdrawal that makes total withdrawals in that Benefit Year equal to the current MAWA, and further reduced proportionately by the same amount by which the contract value is reduced by the remaining portion of the withdrawal.

     MAWA: If the sum of withdrawals in a Benefit Year does not exceed the MAWA for that Benefit Year, the MAWA does not change for the next Benefit Year. If total withdrawals in a Benefit Year exceed the MAWA, the MAWA will be recalculated at the start of the next Benefit Year. The new MAWA will equal the SBB on that Benefit Year anniversary divided by the MWP on that Benefit Year Anniversary. The new MAWA may be lower than your previous MAWAs.

     MWP: After each withdrawal a new MWP is calculated. If total withdrawals in a Benefit Year are less than or equal to MAWA the new MWP equals the SBB after the withdrawal divided by the current MAWA.

     During any Benefit Year in which the sum of withdrawals exceeds the MAWA, the new MWP equals the MWP calculated at the end of the prior Benefit Year reduced by one year.

     EXAMPLE 2 - IMPACT OF WITHDRAWALS PRIOR TO THE BENEFIT AVAILABILITY DATE:

     Assume you elect Seasons Income Rewards option 2 and you invest a single Purchase Payment of $100,000. You make a withdrawal of $11,000 prior to the Benefit Availability Date. Prior to the withdrawal, your contract value is $110,000. You make no other withdrawals before the Benefit Availability Date. Immediately following the withdrawal, your WBB is recalculated by first determining the proportion by which your contract value was reduced by the withdrawal ($11,000/$110,000 = 10%). Next, we reduce your WBB by the percentage by which the contract value was reduced by the withdrawal ($100,000 -- (10% X 100,000) = $90,000). Your SBB on the Benefit
     Availability Date is your WBB plus a Step-Up Amount calculated as 20% of your WBB (20% X $90,000 = $18,000). The SBB equals $108,000. Your MAWA is 10% of the WBB on the Benefit Availability Date ($90,000). This equals $9,000. Therefore, you may take withdrawals of up to $9,000 annually over a minimum of 12 years ($108,000/$9,000 = 12).

     EXAMPLE 3 - IMPACT OF WITHDRAWALS LESS THAN OR EQUAL TO MAWA AFTER THE
                BENEFIT AVAILABILITY DATE:

     Assume you elect Seasons Income Rewards option 2 and you invest a single Purchase Payment of $100,000. You make a withdrawal of $7,500 during the first year after the Benefit Availability Date. Because the withdrawal is less than or equal to your MAWA ($10,000), your SBB ($120,000) is reduced by the total dollar amount of the withdrawal ($7,500). Your new SBB equals $112,500. Your MAWA remains $10,000. Your new MWP following the withdrawal is equal to the new SBB divided by your current MAWA, ($112,500/$10,000). Therefore, you may take withdrawals of up to $10,000 over a minimum of 11 years and 3 months.

     EXAMPLE 4 - IMPACT OF WITHDRAWALS IN EXCESS OF MAWA AFTER THE BENEFIT
                 AVAILABILITY DATE:

     Assume you elect Seasons Income Rewards option 2 and you invest a single Purchase Payment of $100,000. Your WBB is $100,000 and your SBB is $120,000. You make a withdrawal of $15,000 during the first year after the Benefit Availability Date. Your contract value is $125,000 at the time of the withdrawal. Because the withdrawal is greater than your MAWA ($10,000), we recalculate your SBB ($120,000) by taking the lesser of two calculations. For the first calculation, we deduct the amount of the withdrawal from the SBB ($120,000 -- $15,000 = $105,000). For the second calculation, we deduct the amount of the MAWA from the SBB
     ($120,000 -- $10,000 = $110,000). Next, we calculate the excess portion of the withdrawal ($5,000) and determine the proportion by which the contract value was reduced by the excess portion of the withdrawal. ($125,000/$5,000 = 4%). Finally we reduce $110,000 by that proportion (4%) which equals $105,600. Your SBB is the lesser of these two calculations or $105,000. The MWP following the withdrawal is equal to the MWP at the end of the prior year (12 years) reduced by one year (11 years). Your MAWA is your SBB divided by your MWP ($105,000/11) which equals $9,545.45.

What happens if my contract value is reduced to zero?

     If the contract value is zero but the SBB is greater than zero, a benefit remains payable under Seasons Income Rewards feature. While a benefit is payable under Seasons Income Rewards until the SBB is reduced to zero, the contract is terminated when the contract value equals zero. At such time, except for Seasons Income Rewards, all benefits of the contract are terminated. In that event, you may not make subsequent Purchase Payments. Therefore, under adverse market conditions, withdrawals under the benefit may reduce the contract value to zero, thereby eliminating any death benefit or future income payments.

To receive your remaining Seasons Income Rewards benefit, you may select one of the following options:

     a. lump sum distribution of the present value of the total remaining guaranteed withdrawals; or

     b. the current MAWA, paid equally on a quarterly, semi-annual or annual frequency as selected by you until the SBB equals zero; or

     c. any payment option mutually agreeable between you and us.

If you do not select a payment option, the remaining benefit will be paid as the current MAWA on a quarterly basis.

What happens to Seasons Income Rewards upon a spousal continuation?

A spousal beneficiary of the original owner may elect to continue or cancel Seasons Income Rewards and its accompanying fee. The Benefit Effective Date, Benefit Availability Date, WBB, SBB and any other corresponding component of the feature will not change as a result of a spousal continuation. A Continuation Contribution is not considered an Eligible Purchase Payment for purposes of determining the benefit. SEE SPOUSAL CONTINUATION BELOW.

Can my non-spousal beneficiary elect to receive any remaining withdrawals under Seasons Income Rewards upon my death?

If the SBB is greater than zero when the original owner dies, a non-spousal beneficiary may elect to continue receiving any remaining withdrawals under the benefit. The Benefit Effective Date, Benefit Availability Date, WBB, SBB and any other corresponding component of the feature will not change. If a contract value remains, the fee for the benefit will continue to be assessed. Electing to receive the remaining withdrawals will terminate any death benefit payable to the non-spousal beneficiary.

Can Seasons Income Rewards be canceled?

Once you elect the feature, you may not cancel it. The feature automatically terminates upon the occurrence of one of the following:

     1. Withdrawals in excess of MAWA in any Benefit Year reduce the SBB by 50% or more; or

     2. SBB is equal to zero; or

     3. Annuitization of the contract; or

     4. Full Surrender of the contract; or

     5. Death benefit is paid; or

     6. Upon a spousal continuation, the Continuing Spouse elects not to continue the contract with the feature.

Important Information

The Seasons Income Rewards may not guarantee an income stream based on all Purchase Payments made into your contract nor does it guarantee any investment gains. This feature also does not guarantee lifetime income payments. If you plan to make subsequent Purchase Payments over the life of your contract, which are not considered Eligible Purchase Payments under the feature, Seasons Income Rewards does not guarantee a withdrawal of a majority of those payments. You may never need to rely on Seasons Income Rewards if your contract performs within a historically anticipated range. However, past performance is no guarantee of future results.

Withdrawals under the benefit are treated like any other withdrawal for the purpose of reducing the contract value, free withdrawal amounts and any other benefits under the contract.

If you need to or are required to take minimum required distributions ("MRD") under the Internal Revenue Code ("IRC") from this contract prior to the Benefit Availability Date, you should know that withdrawals may negatively impact the value of Seasons Income Rewards. Any withdrawals taken under this benefit or under the contract, may be subject to a 10% IRS tax penalty if you are under age 59 1/2 at the time of the withdrawal. For information about how the benefit is treated for income tax purposes, you should consult a qualified tax advisor concerning your particular circumstances.

The Seasons Income Rewards cannot be elected if you elect the Seasons Promise or Income Protector features. We reserve the right to limit the maximum WBB to $1 million. Seasons Income Rewards may not be available in your state or through the broker-dealer with which your financial representative is affiliated. Please check with your financial representative for availability.

For prospectively issued contracts, we reserve the right to limit the investment options available under the contract if you elect Seasons Income Rewards. We reserve the right to modify, suspend or terminate Seasons Income Rewards (in its entirety or any component) at any time for prospectively issued contracts.

SEASONS PROMISE FEATURE

What is Seasons Promise?

The Seasons Promise is an optional feature of your variable annuity. If you elect this feature, for which you will be charged an annualized fee, at the end of applicable waiting period your contract will be worth at least the amount of your initial Purchase Payment (less adjustments for withdrawals). The Seasons Promise may offer protection in the event that your contract value declines due to unfavorable investment performance in your contract.

If you elect the Seasons Promise, at the end of the applicable waiting period we will evaluate your contract to determine if a Seasons Promise benefit is payable to you. The applicable waiting period is ten full contract years from your contract issue date. The last day in the waiting period is your benefit date, the date on which we will calculate any Seasons Promise benefit payable to you.

How can I elect the feature?

You may only elect this feature at the time your contract is issued, so long as the applicable waiting period prior to receiving the benefit ends before your latest Annuity Date. You can elect this feature on your contract application. The effective date for this feature will be your contract issue date. Seasons Promise is not available if you elect the Seasons Income Rewards or Income Protector features. SEE SEASONS INCOME REWARDS ABOVE AND INCOME PROTECTOR BELOW.

The Seasons Promise feature may not be available in your state or through the broker-dealer with which your financial representative is affiliated. Please check with your financial representative for availability.

Can Seasons Promise be cancelled?

Generally, this feature and its corresponding charge cannot be cancelled or terminated prior to the end of the waiting period. The feature terminates automatically following the end of the waiting period. In addition, the Seasons Promise will no longer be available and no benefit will be paid if a death benefit is paid or if the contract is fully surrendered or annuitized before the end of the waiting period.

How is the benefit calculated?

The Seasons Promise is a one-time adjustment to your contract value in the event that your contract value at the end of the waiting period is less than the guaranteed amount. The amount of the benefit payable to you, if any, at the end of the waiting period will be based upon the amount of your initial Purchase Payment and may also include certain portions of subsequent Purchase Payments contributed to your contract over specified periods of time, as follows:

                                   PERCENTAGE OF PURCHASE PAYMENTS INCLUDED IN THE
TIME ELAPSED SINCE EFFECTIVE DATE        SEASONS PROMISE BENEFIT CALCULATION
---------------------------------  -----------------------------------------------
            0-90 days                                   100%
            91+ days                                     0%

The Seasons Promise benefit calculation is equal to your Seasons Promise Base, as defined below, minus your Contract Value on the benefit date. If the resulting amount is positive, you will receive a benefit under the feature. If the resulting amount is negative, you will not receive a benefit. Your Seasons Promise Base is equal to (a) minus (b) where:

        (a) is the Purchase Payments received on or after the effective date multiplied by the applicable percentages in the table above, and;

        (b) is an adjustment for all withdrawals and applicable fees and charges made subsequent to the effective date, in an amount proportionate to the amount by which the withdrawal decreased the contract value at the time of the withdrawal.

Payment Enhancements under the Seasons Rewards feature are not considered Purchase Payments and are not used in the calculation of the Seasons Promise Base.

We will allocate any benefit amount contributed to the contract value on the benefit date to the Cash Management portfolio. Any Seasons Promise benefit paid is not considered a Purchase Payment for purposes of calculating other benefits. Benefits based on earnings, such as EstatePlus, will continue to define earnings as the difference between contract value and Purchase Payments adjusted for withdrawals. For information about how the benefit is treated for income tax purposes, you should consult a qualified tax advisor for information concerning your particular circumstances.

What is the fee for Seasons Promise?

Seasons Promise is an optional feature. If elected, you will incur an additional charge for this feature. The annualized charge will be deducted from your contract value on a quarterly basis throughout the waiting period, beginning at the end of the first contract quarter following the effective date of the feature and up to and including on the benefit date. Once the feature is terminated, as discussed above, the charge will no longer be deducted. We will also not assess the quarterly fee if you surrender or annuitize before the end of the quarter.

  OPTION 1
CONTRACT YEAR   ANNUALIZED FEE*
-------------   ---------------
   0-7               0.50%
   8-10              0.25%
   11+               None

---------------

* As a percentage of your contract value minus Purchase Payments received after the 90th day since the purchase of your contract. The amount of this charge is subject to change at any time for prospectively issued contracts.

What Happens to Seasons Promise upon a Spousal Continuation?

If your qualified spouse chooses to continue this contract upon your death, this benefit cannot be terminated. The effective date, the waiting period and the corresponding benefit payment date will not change as a result of a spousal continuation. SEE SPOUSAL CONTINUATION BELOW.

Important Information

The Seasons Promise feature may not guarantee a return of all of your Purchase Payments. If you plan to add subsequent Purchase Payments over the life of your contract, you should know that the Seasons Promise would not protect the majority of those payments.

Since the Seasons Promise feature may not guarantee a return of all Purchase Payments at the end of the waiting period, it is important to realize that subsequent Purchase Payments made into the contract may decrease the value of the Seasons Promise benefit. For example, if near the end of the waiting period your Seasons Promise Base is greater than your contract value, and you then make a subsequent Purchase Payment that causes your Contract Value to be larger than your Seasons Promise Base on your benefit date, you will not receive any benefit even though you have paid for the Seasons Promise feature throughout the waiting period. You should discuss subsequent Purchase Payments with your financial representative as such activity may reduce the value of this Seasons Promise benefit.

We reserve the right to modify, suspend or terminate the Seasons Promise feature (in its entirety or any component) at any time for prospectively issued contracts.

INCOME PROTECTOR

You may elect to enroll in the Income Protector Program. The Income Protector Program can provide a future "safety net" which offers you the ability to receive a guaranteed fixed minimum retirement income when you choose to begin receiving income payments. With the Income Protector you can know the level of minimum income that will be available to you upon annuitization, regardless of fluctuating market conditions. In order to utilize the program, you must follow the provisions discussed below.

You are not required to use the Income Protector to receive income payments. The general provisions of your contract provide other income options. However, we will not refund fees paid for the Income Protector if you begin taking income payments under the general provisions of your contract. In addition, if applicable, surrender charges will be assessed upon your beginning the Income Phase, if you annuitize under the Income Protector Program. YOU MAY NEVER NEED TO RELY UPON INCOME PROTECTOR IF YOUR CONTRACT PERFORMS WITHIN A HISTORICALLY ANTICIPATED RANGE. HOWEVER, PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Certain federal tax code restrictions on the income options available to qualified retirement investors may have an impact on your ability to benefit from this feature. Qualified investors should read NOTE TO QUALIFIED CONTRACT HOLDERS, below.

HOW DO WE DETERMINE THE AMOUNT OF YOUR MINIMUM GUARANTEED INCOME?

We base the amount of minimum retirement income available to you if you take income payments using the Income Protector upon a calculation we call the Income Benefit Base. At the time your enrollment in the Income Protector program becomes effective, your Initial Income Benefit Base is equal to your contract value. Your participation becomes effective on either the date of issue of the contract (if the feature is elected at the time of application) or on the contract anniversary following your enrollment in the program.

The Income Benefit Base is only a calculation. It does not represent a contract value, nor does it guarantee performance of the Variable Portfolios in which you invest.

Your Income Benefit Base increases if you make subsequent Purchase Payments and decreases if you withdraw money from your contract. The exact Income Benefit Base calculation is equal to (a) plus (b) minus (c) where:

     (a) is equal to, for the first year of calculation, your contract value on the date your participation became effective, and for each subsequent year of calculation, the Income Benefit Base of your prior contract anniversary, and;

     (b) is equal to the sum of all subsequent Purchase Payments made into the contract since the prior contract anniversary, and;

     (c) is equal to all withdrawals and applicable fees, charges since the last contract anniversary in an amount proportionate to the amount by which such withdrawals decreased your contract value.

ENROLLING IN THE PROGRAM

If you decide that you want the protection offered by the Income Protector program, you must elect the program by completing the Income Protector Election Form. You can not terminate your enrollment once elected.

ELECTING TO RECEIVE INCOME

In order to exercise your rights under the Income Protector feature, you may not begin the Income Phase for at least nine years following the date your enrollment in the program became effective. Further, you may begin taking income payments using the Income Protector feature only within 30 days after the ninth or later contract anniversary following the effective date of your enrollment in the Income Protector program.

The contract anniversary prior to your election to begin receiving income payments is your Income Benefit Date. We calculate your Income Benefit Base as of that date to use in determining your guaranteed minimum fixed retirement income. To determine the minimum guaranteed retirement income available to you, we apply your final Income Benefit Base to the annuity rates stated in your Income Protector endorsement for the income option you select. You then choose if you would like to receive the income annually, semi-annually, quarterly or monthly for the time guaranteed under your selected income option. Your final Income Benefit Base is equal to (a) minus (b) where:

     (a) is your Income Benefit Base as of your Income Benefit Date, and;

     (b) is any partial withdrawals of contract value and any charges applicable to those withdrawals (including any negative MVA) and any withdrawal charges otherwise applicable, calculated as if you fully surrender your contract as of the Income Benefit Date, and any applicable premium taxes.

The income options available when using the Income Protector feature to receive your retirement income are:

     - Life Annuity with 10 years guaranteed, or

     - Joint and 100% Survivor Life Annuity with 20 years guaranteed

At the time you elect to begin receiving income payments, we will calculate your income payments using both your Income Benefit Base and your contract value. We will use the same income option for each calculation; however, the annuity factors used to calculate your income under the Income Protector feature will be different. You will receive whichever provides a greater stream of income. If you elect to receive income payments using the Income Protector feature your income payments will be fixed in amount.

FEES ASSOCIATED WITH THE INCOME PROTECTOR PROGRAM

If you elect to participate in the Income Protector program we deduct a fee equal to 0.10% of your Income Benefit Base from your contract value on each contract anniversary beginning with the contract anniversary following the anniversary on which your enrollment in the program becomes effective. We will deduct this charge from your contract value on every contract anniversary up to and including your Income Benefit Date. Once elected, the Income Protector Program and its corresponding charges may not be terminated until full surrender or annuitization of the contract occurs. We will not assess the annual fee if you surrender or annuitize before the next contract anniversary.

NOTE TO QUALIFIED CONTRACT HOLDERS

Qualified contracts generally require that you select an income option that does not exceed your life expectancy. That restriction, if it applies to you, may limit the benefit of the Income Protector program. To utilize the Income Protector feature, you must take income payments under one of the two income options described above. If those income options exceed your life expectancy, you may be prohibited from receiving your guaranteed fixed income under the program. If you own a Qualified contract to which this restriction applies and you elect the Income Protector program, you may pay for this minimum guarantee and not be able to realize the benefit.

For an example of the operation of the Income Protector feature, please SEE APPENDIX E.

The Income Protector program may not be available in all states. Check with your financial representative for availability in your state.

If you elect the Seasons Promise or Seasons Income Rewards feature, you may not elect to participate in the Income Protector Program.

We reserve the right to modify, suspend or terminate the program (in its entirety or any component) at any time on prospectively issued contracts.

DEATH BENEFIT
--------------------------------------------------------------------------------

If you die during the Accumulation Phase of your contract, we pay a death benefit to your beneficiary. The death benefit options are discussed in detail below. If you die during the Income Phase, your Beneficiary will receive any remaining guaranteed income payments in accordance with the income option you choose. SEE INCOME OPTIONS BELOW.

You select the Beneficiary to receive any amounts payable on death. You may change the Beneficiary at any time, unless you previously made an irrevocable Beneficiary designation. A new Beneficiary designation is not effective until we record the change.

The death benefit will be calculated and paid out when we receive all required paperwork and satisfactory proof of death. We consider satisfactory proof of death one of the following: (1) a certified copy of a death certificate; (2) a certified copy of a decree of court of competent jurisdiction as to the finding of death; (3) a written statement by a medical doctor who attended the deceased at the time of death; or (4) any other proof satisfactory to us.

If the Beneficiary is the spouse of the owner, he or she can elect to continue the contract, rather than receive a death benefit. SEE SPOUSAL CONTINUATION BELOW.

If the Annuitant dies before annuity payments begin, you can name a new Annuitant. If no Annuitant is named within 30 days, you will become the Annuitant. However, if the owner is a non-natural person (for example, a trust), then the death of the Annuitant will be treated as the death of the owner, no new Annuitant may be named and the death benefit will be paid.

This contract provides two death benefit options: the Standard Death Benefit which is automatically included in your contract for no additional fee, and Seasons Estate Advantage which offers a choice between two optional enhanced death benefits, along with an Earnings Advantage feature, for an additional fee. If you choose Seasons Estate Advantage, you must do so at the time of contract application and the election cannot be terminated.

EXTENDED LEGACY PROGRAM AND BENEFICIARY CONTINUATION OPTIONS

The Extended Legacy program can allow a Beneficiary to take the death benefit amount in the form of income payments over a longer period of time with the flexibility to withdraw more than the IRS required minimum distribution if they wish. The contract continues in the original owner's name for the benefit of the Beneficiary. Generally, IRS required minimum distributions must be made at least annually over a period not to exceed the Beneficiary's life expectancy as determined in the calendar year after your death. Under the Extended Legacy program, a Beneficiary may withdraw all or a portion of the contract value at any time, name their own beneficiary to receive any remaining unpaid interest in the contract in the event of their death and make transfers among investment options. If the contract value is less than the death benefit amount as of the date we receive satisfactory proof of death and all required paperwork, we will increase the contract value by the amount which the death benefit exceeds contract value. Participation in the program may impact certain features of the contract as detailed in the Death Claim Form. Please see your financial representative for additional information.

Alternatively to the Extended Legacy program, the Beneficiary may also elect to receive the death benefit under a 5-year option. The Beneficiary may take withdrawals as desired, but the entire contract value must be distributed by the fifth anniversary of your death for Non-qualified contracts or by December 31st of the year containing the fifth anniversary of your death for IRAs. For IRAs, the five-year option is not available if the date of death is after the required beginning date for distributions (April 1 of the year following the year the owner reaches the age of 70 1/2).

For information regarding how these payments are treated for tax purposes, consult your tax advisor regarding tax implications and your particular circumstances.

  DEFINED TERMS

The term "Net Purchase Payment" is used frequently in explaining the death benefit options. Net Purchase Payment is an on-going calculation. It does not represent a contract value.

We define Net Purchase Payments as Purchase Payments less an Adjustment for each withdrawal. If you have not taken any withdrawals from your contract, Net Purchase Payments equals total Purchase Payments into your contract. To calculate the Adjustment amount for the first withdrawal made under the contract, we determine the percentage by which the withdrawal reduced contract value. For example, a $10,000 withdrawal from a $100,000 contract is a 10% reduction in value. This percentage is calculated by dividing the amount of each withdrawal (including fees and charges applicable to the withdrawal) by the contract value immediately before taking that withdrawal. The resulting percentage is then multiplied by the amount of total Purchase Payments and subtracted from the amount of total Purchase Payments on deposit at the time of the withdrawal. The resulting amount is the initial Net Purchase Payment calculation.

To arrive at the Net Purchase Payment calculation for subsequent withdrawals, we determine the percentage by which the contract value is reduced by taking the amount of the withdrawal in relation to the contract value immediately before taking the withdrawal. We then multiply the Net Purchase Payment calculation as determined prior to the withdrawal by this percentage. We subtract that result from the Net Purchase Payment calculation as determined prior to the withdrawal to arrive at all subsequent Net Purchase Payment calculation.

If you have not taken any withdrawals from your contract, Net Purchase Payments equals total Purchase Payments into your contract.

If Seasons Rewards is elected, any payment enhancements are not considered Purchase Payments.

STANDARD DEATH BENEFIT

The standard death benefit on your contract, if you are age 74 or younger at the time of death, is the greater of:

  1. Net Purchase Payments compounded at a 3% annual growth rate from the date of issue until the date of death, plus any Purchase Payments recorded after the date of death; and reduced for any withdrawals (and fees and charges applicable to those withdrawals) recorded after the date of death, in the same proportion that the withdrawal reduced the contract value on the date of the withdrawal.

  2. the contract value on the date we receive all required paperwork and satisfactory proof of death.

If you are age 75 or older at the time of death, the death benefit is the greater of:

  1. Net Purchase Payments compounded at a 3% annual growth rate from date of issue until the your 75th birthday, plus any Purchase Payments recorded after the 75th birthday; and reduced for any withdrawals (and fees and charges applicable to those withdrawals) recorded after the 75th birthday, in the same proportion that the withdrawal reduced the contract value on the date of the withdrawal.

  2. the contract value at the time we receive all required paperwork and satisfactory proof of death.

SEASONS ESTATE ADVANTAGE

The Seasons Estate Advantage is an optional feature that offers a choice between two enhanced death benefits, each of which includes an Earnings Advantage component. You must elect Seasons Estate Advantage at the time we issue your contract and once elected it cannot be terminated by you. Seasons Estate Advantage is not available if you are age 81 or older at the time of contract issue.

If you elect Seasons Estate Advantage, we will pay your Beneficiary the sum of A plus B, where:

     A. is the amount payable under the selected enhanced death benefit (see option 1 or 2 below); and

     B. is the amount payable, if any, under the Earnings Advantage benefit.

A. Enhanced Death Benefit Options:

1. 5% Accumulation Option--the death benefit is the greater of:

   a. the contract value on the date we receive all required paperwork and satisfactory proof of death; or
   b. Net Purchase Payments compounded to the earlier of the 80th birthday or the date of death, at a 5% annual growth rate, plus any Purchase Payments recorded after the 80th birthday or the date of death; and reduced for any withdrawals (and fees and charges applicable to those withdrawals) recorded after the 80th birthday or the date of death, in the same proportion that the withdrawal reduced the contract value on the date of the withdrawal, up to a maximum benefit of two times the Net Purchase Payments made over the life of your contract.

      If you die after the Latest Annuity Date and you selected the 5% Accumulation option, any death benefit payable under the contract will be the Standard Death Benefit as described above. Therefore, your beneficiary will not receive any benefit from Seasons Estate Advantage. The 5% Accumulation option may not be available in all states.

2. Maximum Anniversary Value Option--the death benefit is the greater of:

   a. Net Purchase Payments; or
   b. the contract value on the date we receive all required paperwork and satisfactory proof of death; or
   c. the maximum anniversary value on any contract anniversary prior to your 81st birthday. The anniversary value equals the contract value on a contract anniversary increased by any Purchase Payments recorded after that anniversary; and reduced for any withdrawals (and fees and charges applicable to those withdrawals) recorded after the anniversary, in the same proportion that the withdrawal reduced the contract value on the date of the withdrawal.

      If you are age 90 or older at the time of death and you had selected the Maximum Anniversary Value option, the death benefit will be equal to the contract value on the date we receive all required paperwork and satisfactory proof of death. Therefore, your beneficiary will not receive any benefit from Season's Estate Advantage. The Maximum Anniversary Value option may not be available in all states.

B. Earnings Advantage Benefit:

The Earnings Advantage benefit may increase the death benefit amount. If you have earnings in your contract at the time of death, we will add a percentage of those earnings (the "Earnings Advantage Percentage"), subject to a maximum dollar amount (the "Maximum Earnings Advantage Percentage"), to the death benefit payable.

The Contract Year of Death will determine the Earnings Advantage Percentage and the Maximum Earnings Advantage Percentage, as set forth below:

--------------------------------------------------------------------------------------------------------------------
                                        EARNINGS ADVANTAGE                              MAXIMUM
    CONTRACT YEAR OF DEATH                  PERCENTAGE                       EARNINGS ADVANTAGE PERCENTAGE
--------------------------------------------------------------------------------------------------------------------
 Years 0-4                               25% of earnings             25% of Net Purchase Payments
--------------------------------------------------------------------------------------------------------------------
 Years 5-9                               40% of earnings             40% of Net Purchase Payments*
--------------------------------------------------------------------------------------------------------------------
 Years 10+                               50% of earnings             50% of Net Purchase Payments*
--------------------------------------------------------------------------------------------------------------------

* Purchase Payments must be invested for at least six months at the time of your death to be included as part of Net Purchase Payments for the purposes of the Maximum Earnings Advantage calculation.

What is the Contract Year of Death?
Contract Year of Death is the number of full 12 month periods beginning with the date your contract is issued and ending on the date of death.

What is the Earnings Advantage Percentage Amount?
We determine the amount of the Earnings Advantage based upon a percentage of earnings in your contract at the time of your death. For the purpose of this calculation, earnings are defined as (1) minus (2) where

     (1) equals the contract value on the date of death; and

     (2) equals Net Purchase Payments.

What is the Maximum Earnings Advantage?
The Earnings Advantage amount is subject to a maximum. The maximum Earnings Advantage amount is equal to a percentage of your Net Purchase Payments.

The Earnings Advantage feature may not be available in all states.

If you elect the 5% Accumulation enhanced death benefit option or the Maximum Anniversary enhanced death benefit, the Earnings Advantage benefit will only be paid if your date of death is prior to your Latest Annuity Date.

We assess a fee for Seasons Estate Advantage. We deduct daily the annual charge of 0.25% of the average daily ending value of the assets you have allocated to the Variable Portfolios. This fee will terminate, if the benefit is no longer available to you based on your age, as discussed above. In the state of Washington only the Maximum Anniversary Value component of the Seasons Estate Advantage death benefit is available. Neither the 5% Accumulation nor the Earnings Advantage is available in Washington. The fee charged for the Maximum Anniversary Value option in Washington is .25% of the average daily ending value of the assets allocated to the Variable Portfolios.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE SEASONS ESTATE ADVANTAGE FEATURE (IN ITS ENTIRETY OR ANY COMPONENT) AT ANY TIME ON PROSPECTIVELY ISSUED CONTRACTS.

SPOUSAL CONTINUATION

If you are the original owner of the contract and the Beneficiary is your spouse, your Spouse may elect to continue the contract after your death. The spouse becomes the new owner ("Continuing Spouse"). The contract and its elected features, if any, remain the same. The Continuing Spouse is subject to the same fees, charges and expenses applicable to the original owner of the contract. The Continuing Spouse can only elect to continue the contract upon the death of the original owner of the contract. To the extent the Continuing Spouse invests in the Variable Portfolios or MVA fixed accounts, they will be subject to investment risk as was the original owner.

Upon continuation of the contract, we will contribute to the contract value an amount by which the death benefit that would have been paid to the beneficiary upon the death of the original owner exceeds the contract value ("Continuation Contribution"), if any. We calculate the Continuation Contribution as of the date of the original owner's death. We will add the Continuation Contribution as of the date we receive both the Continuing Spouse's written request to continue the contract and proof of death of the original owner in a form satisfactory to us ("Continuation Date"). The Continuation Contribution is not considered a Purchase Payment for any other calculation except as noted in Appendix D.

Generally, the Continuing Spouse cannot change any contract provisions as the new owner. However, on the Continuation Date, the Continuing Spouse may terminate the original owner's election of Seasons Estate Advantage and the available death benefit will be the Standard Death Benefit. We will terminate Seasons Estate Advantage if the Continuing Spouse is age 81 or older on the Continuation Date if a Continuation Contribution is added to the contract value; and the available death benefit will be the Standard Death Benefit. If Seasons Estate Advantage is continued and the Continuing Spouse dies after the Latest Annuity Date and the 5% Accumulation option was in effect, the death benefit will be the Standard Death Benefit. If Maximum Anniversary value was elected and the Continuing Spouse lives to age 90 or older, the death benefit will be contract value. However if death occurs after age 90 but before Latest Annuity Date the Continuing Spouse will benefit from the Earnings Advantage. SEE APPENDIX D FOR FURTHER EXPLANATION OF THE DEATH BENEFIT CALCULATIONS FOLLOWING A SPOUSAL CONTINUATION.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE SPOUSAL CONTINUATION PROVISION (IN ITS ENTIRETY OR ANY COMPONENT) AT ANY TIME FOR PROSPECTIVELY ISSUED CONTRACTS.

EXPENSES
--------------------------------------------------------------------------------

There are charges and expenses associated with your contract. These charges and expenses reduce your investment return. We will not increase the contract maintenance fee or withdrawal charges under your contract. However the investment charges under your contract may increase or decrease. Some states may require that we charge less than the amounts described below.

SEPARATE ACCOUNT CHARGES

The Company deducts separate account charges in the amount of 1.40% annually of the value of your contract invested in the Variable Portfolios. We deduct the charge daily. These charges compensate the Company for the mortality and expense risk and the costs of contract distribution assumed by the Company.

Generally, the mortality risks assumed by the Company arise from its contractual obligations to make income payments after the Annuity Date and to provide a death benefit. The expense risk assumed by the Company is that the costs of administering the contracts and the Separate Account will exceed the amount received from the administrative fees and charges assessed under the contract. If these charges do not cover all of our expenses, we will pay the difference. Likewise, if these charges exceed our expenses, we will keep the difference. The Insurance Charge is expected to result in a profit. Profit may be used for any legitimate cost/expense including distribution, depending upon market conditions.

WITHDRAWAL CHARGES

During the Accumulation Phase you may make withdrawals from your contract. However, a withdrawal charge may apply. We apply a withdrawal charge upon an early withdrawal against each Purchase Payment you put into the contract. The withdrawal charge equals a percentage of the Purchase Payment you take out of the contract. The contract does provide a free withdrawal amount every year. SEE ACCESS TO YOUR MONEY ABOVE. The withdrawal charge percentage declines each year a Purchase Payment is in the contract, as follows:

       WITHDRAWAL CHARGE WITHOUT THE SEASONS REWARDS PROGRAM (SCHEDULE A)

      YEAR          1     2     3     4     5     6     7     8
-----------------  ---   ---   ---   ---   ---   ---   ---   ---
Withdrawal
  Charge.........    7%    6%    6%    5%    4%    3%    2%    0%

        WITHDRAWAL CHARGE WITH THE SEASONS REWARDS PROGRAM (SCHEDULE B)

      YEAR          1     2     3     4     5     6     7     8     9    10
-----------------  ---   ---   ---   ---   ---   ---   ---   ---   ---   ---
Withdrawal
  Charge.........    9%    8%    7%    6%    6%    5%    4%    3%    2%   0%

After a Purchase Payment has been in the contract for seven complete years, or nine complete years if you elect to participate in the Seasons Rewards Program, the withdrawal charge no longer applies to that Purchase Payment. When calculating the withdrawal charge, we treat withdrawals as coming first from the Purchase Payments that have been in your contract the longest. However, for tax purposes, your withdrawals are considered earnings first, then Purchase Payments.

The Seasons Rewards Program is designed to reward long term investing. We expect that if you remain committed to this investment over the long term, we will profit as a result of fees charged over the life of your contract. However, neither the mortality and expense fees, distribution expenses, contract administration fee nor investment management fees are higher on the Seasons Rewards Program than contracts that do not feature the Program.

Whenever possible, we deduct the withdrawal charge from the money remaining in your contract from each of your investment options on a pro-rata basis. If you withdraw all of your contract value, we deduct any applicable withdrawal charges from the amount withdrawn. We will not assess a withdrawal charge for money withdrawn to pay a death benefit. We do not currently assess a withdrawal charge upon election to receive income payments from your contract. Withdrawals made prior to age 59 1/2 may result in tax penalties. SEE TAXES BELOW.

INVESTMENT CHARGES

Investment Management Fees

Charges are deducted from the assets of the investment portfolios underlying the Variable Portfolios for the advisory and other expenses of the portfolios. SEE FEE TABLES ABOVE.

12b-1 Fees

Portfolio shares are all subject to fees imposed under a servicing plan adopted by the Seasons Series Trust pursuant to Rule 12b-1 under the Investment Company Act of 1940. The service fee of 0.25% (also known as a 12b-1 fee) is used generally to pay financial intermediaries for services provided over the life of the contract. If your contract was issued prior to November 17, 2003, the service fee is 0.15%.

FOR MORE DETAILED INFORMATION ON THESE INVESTMENT CHARGES, REFER TO THE ATTACHED PROSPECTUS FOR THE SEASONS SERIES TRUST.

CONTRACT MAINTENANCE FEE

During the Accumulation Phase, we subtract a contract maintenance fee from your account once per year. This charge compensates us for the cost of contract administration. If your contract value is $50,000 or more on your contract anniversary date, we will waive the charge. This waiver is subject to change without notice. We will deduct the $35 ($30 in North Dakota) contract maintenance fee on a pro-rata basis from your account value on your contract anniversary. In the states of Pennsylvania, Texas and Washington a contract maintenance fee will be deducted pro-rata from the Variable Portfolios in which you are invested, only. If you withdraw your entire contract value, we deduct the fee from that withdrawal.

TRANSFER FEE

We currently permit 15 free transfers between investment options each contract year. We charge you $25 for each additional transfer that contract year ($10 in Pennsylvania and Texas). SEE INVESTMENT OPTIONS ABOVE.

OPTIONAL SEASONS INCOME REWARDS FEE

The annualized Seasons Income Rewards fee is calculated as a percentage of your Withdrawal Benefit Base. The fee will be assessed and deducted periodically from your contract value, starting on the first quarter following the Benefit Effective Date and ending upon the termination of the benefit. If your contract falls to zero before the benefit has been terminated, the fee will no longer be assessed.

  TIME ELAPSED SINCE
BENEFIT EFFECTIVE DATE     ANNUALIZED FEE
----------------------     --------------
       0-7 years               0.65%
        8+ years               0.45%

OPTIONAL SEASONS PROMISE FEE

The fee for the option Seasons Promise feature is as follows:

    CONTRACT YEAR        ANNUALIZED FEE*
    -------------        ---------------
         0-7                  0.50%
         8-10                 0.25%
         11+                   None

---------------

* As a percentage of your contract value minus purchase payments received after the 90th day since the purchase of your contract. The amount of this charge is subject to change at any time for prospectively issued contracts.

OPTIONAL SEASONS ESTATE ADVANTAGE FEE

We charge 0.25% for the Seasons Estate Advantage feature. On a daily basis, we deduct this charge from the average daily ending value of the assets you have allocated to the Variable Portfolios.

OPTIONAL INCOME PROTECTOR FEE

We deduct a fee equal to 0.10% of your Income Benefit Base from you contract value. The Income Benefit Base is generally calculated by using your contract value on the date of your effective enrollment in the program and then each subsequent contract anniversary, adding Purchase Payments made since the prior contract anniversary, less proportional withdrawals, and fees and charges applicable to those withdrawals.

PREMIUM TAX

Certain states charge the Company a tax on the premiums you pay into the contract ranging from 0% to 3.5%. We deduct from your contract these premium tax charges where applicable. Currently we deduct the charge for premium taxes when you fully surrender or annuitize the contract. In the future, we may assess this deduction at the time you put Purchase Payment(s) into the contract or upon payment of a death benefit.

INCOME TAXES

We do not currently deduct income taxes from your contract. We reserve the right to do so in the future.

REDUCTION OR ELIMINATION OF CHARGES AND EXPENSES, AND ADDITIONAL AMOUNTS
CREDITED

Sometimes sales of the contracts to groups of similarly situated individuals may lower our administrative and/or sales expenses. We reserve the right to reduce or waive certain charges and expenses when this type of sale occurs. In addition, we may also credit additional interest to policies sold to such groups. We determine which groups are eligible for such treatment. Some of the criteria we evaluate to make a determination are: size of the group; amount of expected Purchase Payments; relationship existing between us and prospective purchaser; nature of the purchase; length of time a group of contracts is expected to remain active; purpose of the purchase and whether that purpose increases the likelihood that our expenses will be reduced; and/or any other factors that we believe indicate that administrative and/or sales expenses may be reduced.

AIG SunAmerica Life may make such a determination regarding sales to its employees, it affiliates' employees and employees of currently contracted broker-dealers; its registered representatives and immediate family members of all of those described.

We reserve the right to change or modify any such determination or the treatment applied to a particular group, at any time.

INCOME OPTIONS
--------------------------------------------------------------------------------

ANNUITY DATE

During the Income Phase, the money in your Contract is used to make regular income payments to you. You may switch to the Income Phase any time after your second contract anniversary. You select the month and year in which you want income payments to begin. The first day of that month is the Annuity Date. You may change your Annuity Date, so long as you do so at least seven days before the income payments are scheduled to begin. Once you begin receiving income payments, you cannot change your Income Option. Except as discussed under Option 5, once you begin receiving income payments, you cannot otherwise access your money through a withdrawal or surrender. Other pay out options may be available. Contact our Annuity Service Center for more information.

If you participate in the Seasons Rewards Program and switch to the Income Phase prior to a Deferred Payment Enhancement Date, if applicable, we will not allocate any corresponding Deferred Payment Enhancement to your contract. SEE SEASONS REWARDS PROGRAM ABOVE.

Income payments must begin on or before the Latest Annuity Date. If you do not choose an Annuity Date, your income payments will automatically begin on the Latest Annuity Date. Certain states may require your income payments to start earlier.

If the Annuity Date is past your 85th birthday, your contract could lose its status as an annuity under Federal tax laws. This may cause you to incur adverse tax consequences. In addition, certain Qualified contracts require you to take minimum distributions after you reach age 70 1/2. SEE TAXES BELOW.

INCOME OPTIONS

Currently, this Contract offers five Income Options. Other income options may be available. Please contact the Annuity Service Center for more information. If you elect to receive income payments but do not select an option, your income payments will be made in accordance with Option 4 for a period of 10 years. For income payments selected for joint lives, we pay according to Option 3.

We base our calculation of income payments on the life of the Annuitant and the annuity rates set forth in your contract. As the contract owner, you may change the Annuitant at any time prior to the Annuity Date. You must notify us if the Annuitant dies before the Annuity Date and then designate a new Annuitant.

OPTION 1 - LIFE INCOME ANNUITY

This option provides income payments for the life of the Annuitant. Income payments stop when the Annuitant dies.

OPTION 2 - JOINT AND SURVIVOR LIFE ANNUITY

This option provides income payments for the life of the Annuitant and for the life of another designated person. Upon the death of either person, we will continue to make income payments during the lifetime of the survivor. Income payments stop whenever the survivor dies.

OPTION 3 - JOINT AND 100% SURVIVOR LIFE ANNUITY WITH 10 YEAR PERIOD CERTAIN

This option is similar to Option 2 above, with an additional guarantee of payments for at least 10 years. If the Annuitant and the Survivor die before all of the payments have been made, the remaining payments are made to the Beneficiary under your Contract.

OPTION 4 - LIFE ANNUITY WITH 10 OR 20 YEAR PERIOD CERTAIN

This option is similar to Option 1 above. In addition, this option provides a guarantee that income payments will be made for at least 10 or 20 years. You select the number of years. If the Annuitant dies before all guaranteed income payments are made, the remaining income payments go to the Beneficiary under your Contract.

OPTION 5 - INCOME FOR A SPECIFIED PERIOD

This option provides income payments for a guaranteed period ranging from 5 to 30 years. If the Annuitant dies before all the guaranteed income payments are made, the remaining income payments are made to the Beneficiary under your contract. Additionally, if variable income payments are elected under this option, you (or the Beneficiary under the contract if the Annuitant dies prior to all guaranteed payments being made) may redeem the contract value (in full or in part) after the Annuity Date. The amount available upon such redemption would be the discounted present value of any remaining guaranteed payments. The value of an Annuity Unit, regardless of the option chosen, takes into account the mortality and expense risk charge. Since Option 5 does not contain an element of mortality risk, no benefit is derived from this charge.

ALLOCATION OF ANNUITY PAYMENTS

You can choose income payments that are fixed, variable or both. If payments are fixed, AIG SunAmerica Life guarantees the amounts of each payment. If the payments are variable, the amounts are not guaranteed. They will go up and/or down based upon the performance of the Variable Portfolios in which you invest.

FIXED OR VARIABLE INCOME PAYMENTS

If at the date when income payments begin you are invested in the Variable Portfolios only, your income payments will be variable. If your money is only in fixed accounts at that time, your income payments will be fixed in amount. If you are invested in both fixed and variable options at the time you begin the Income Phase, a portion of your income payments will be fixed and a portion will be variable.

INCOME PAYMENTS

We make income payments on a monthly, quarterly, semi-annual or annual basis. You instruct us to send you a check or to have the payments direct deposited into your bank account. If state law allows, we distribute annuities with a contract value of $5,000 or less in a lump sum. Also, if the selected income option results in annuity payments of less than $50 per payment, we may decrease the frequency of the payments, state law allowing.

Your income payments will vary if you are invested in the Variable Portfolios after the Annuity date depending on four factors:

     - for life options, your age when payments begin and in most states if a non-qualified contract, your gender; and

     - the value of your contract in the Variable Portfolios on the Annuity Date; and

     - the 3.5% assumed investment rate for variable income payments used in the annuity table for the contract; and

     - the performance of the Variable Portfolios in which you are invested during the time you receive income payments.

If you are invested in both the fixed account options and the Variable Portfolios after the Annuity Date, the allocation of funds between the fixed accounts and Variable Portfolios also impact the amount of your annuity payments.

The value of variable income payments, if elected, is based on an assumed interest rate ("AIR") of 3.5% compounded annually. Variable income payments generally increase or decrease from one income payment date to the next based upon the performance of the applicable Variable Portfolios. If the performance of the Variable Portfolios selected is equal to the AIR, the income payments will remain constant. If performance of Variable Portfolios is greater than the AIR, the income payments will increase and if it is less than the AIR, the income payments will decline.

TRANSFERS DURING THE INCOME PHASE

During the Income Phase, one transfer per month is permitted between the Variable Portfolios. No other transfers are allowed during the Income Phase.

DEFERMENT OF PAYMENTS

We may defer making fixed payments for up to six months, or less if required by law. Interest is credited to you during the deferral period. SEE ALSO ACCESS TO YOUR MONEY ABOVE.

Please read the Statement of Additional Information, available upon request, for a more detailed discussion of the income options.

You may wish to consult your tax advisor for information concerning your particular circumstances.

TAXES
--------------------------------------------------------------------------------

NOTE: THE BASIC SUMMARY BELOW ADDRESSES BROAD FEDERAL TAXATION MATTERS, AND GENERALLY DOES NOT ADDRESS STATE TAXATION ISSUES OR QUESTIONS. IT IS NOT TAX ADVICE. WE CAUTION YOU TO SEEK COMPETENT TAX ADVICE ABOUT YOUR OWN CIRCUMSTANCES. WE DO NOT GUARANTEE THE TAX STATUS OF YOUR ANNUITY. TAX LAWS CONSTANTLY CHANGE; THEREFORE, WE CANNOT GUARANTEE THAT THE INFORMATION CONTAINED HEREIN IS COMPLETE AND/OR ACCURATE. WE HAVE INCLUDED AN ADDITIONAL DISCUSSION REGARDING TAXES IN THE SAI.

ANNUITY CONTRACTS IN GENERAL

The Internal Revenue Code ("IRC") provides for special rules regarding the tax treatment of annuity contracts. Generally, taxes on the earnings in your annuity contract are deferred until you take the money out. Qualified retirement investments that satisfy specific tax and ERISA requirements automatically provide tax deferral regardless of whether the underlying contract is an annuity, a trust, or a custodial account. Different rules apply depending on how you take the money out and whether your contract is Qualified or Non-Qualified.

If you do not purchase your contract under a pension plan, a specially sponsored employer program or an individual retirement account, your contract is referred to as a Non-Qualified contract. A Non-Qualified contract receives different tax treatment than a Qualified contract. In general, your cost in a Non-Qualified contract is equal to the Purchase Payments you put into the contract. You have already been taxed on the cost basis in your contract.

If you purchase your contract under a pension plan, a specially sponsored employer program or as an individual retirement account, your contract is referred to as a Qualified contract. Examples of qualified plans or arrangements are: Individual Retirement Accounts ("IRAs"), Roth IRAs, Tax-Sheltered Annuities (referred to as 403(b) contracts), plans of self-employed individuals (often referred to as H.R.10 Plans or Keogh Plans) and pension and profit sharing plans, including 401(k) plans. Typically, for employer plans and tax-deductible IRA contributions, you have not paid any tax on the Purchase Payments used to buy your contract and therefore, you have no cost basis in your contract. However, you normally will have cost basis in a Roth IRA, and you may have cost basis in a traditional IRA or in another Qualified Contract.

TAX TREATMENT OF DISTRIBUTIONS--NON-QUALIFIED CONTRACTS

If you make a partial or total withdrawal from a Non-Qualified contract, the IRC treats such a withdrawal as first coming from the earnings and then as coming from your Purchase Payments. Purchase payments made prior to August 14, 1982, however, are an important exception to this general rule, and for tax purposes are treated as being distributed before the earnings on those contributions. If you annuitize your contract, a portion of each income payment will be considered, for tax purposes, to be a return of a portion of your Purchase Payment(s). Any portion of each income payment that is considered a return of your Purchase Payment will not be taxed. Withdrawn earnings are treated as income to you and are taxable. The IRC provides for a 10% penalty tax on any earnings that are withdrawn other than in conjunction with the following circumstances: (1) after reaching age 59 1/2; (2) when paid to your Beneficiary after you die; (3) after you become disabled (as defined in the IRC); (4) when paid in a series of substantially equal installments made for your life or for the joint lives of you and your Beneficiary; (5) under an immediate annuity; or
(6) which are attributable to Purchase Payments made prior to August 14, 1982.

TAX TREATMENT OF DISTRIBUTIONS--QUALIFIED CONTRACTS (INCLUDING GOVERNMENTAL 457(B) ELIGIBLE DEFERRED COMPENSATION PLANS)

Generally, you have not paid any taxes on the Purchase Payments used to buy a Qualified contract. As a result, with certain limited exceptions, any amount of money you take out as a withdrawal or as income payments is taxable income. In the case of certain Qualified contracts, the IRC further provides for a 10% penalty tax on any taxable withdrawal or income payment paid to you other than in conjunction with the following circumstances: (1) after reaching age 59 1/2;
(2) when paid to your Beneficiary after you die; (3) after you become disabled (as defined in the IRC); (4) in a series of substantially equal installments, made for your life or for the joint lives of you and your Beneficiary, that begins after separation from service with the employer sponsoring the plan; (5) to the extent such withdrawals do not exceed limitations set by the IRC for deductible amounts paid during the taxable year for medical care; (6) to fund higher education expenses (as defined in the IRC; only from an IRA); (7) to fund certain first-time home purchase expenses (only from an IRA); (8) when you separate from service after attaining age 55 (does not apply to an IRA); (9) when paid for health insurance, if you are unemployed and meet certain requirements; and (10) when paid to an alternate payee pursuant to a qualified domestic relations order. This 10% penalty tax does not apply to withdrawals or income payments from governmental 457(b) eligible deferred compensation plans, except to the extent that such withdrawals or income payments are attributable to a prior rollover to the plan (or earnings thereon) from another plan or arrangement that was subject to the 10% penalty tax.

The IRC limits the withdrawal of an employee's voluntary Purchase Payments from a Tax-Sheltered Annuity (TSA). Withdrawals can only be made when an owner: (1) reaches age 59 1/2; (2) severs employment with the employer; (3) dies; (4) becomes disabled (as defined in the IRC); or (5) experiences a financial hardship (as defined in the IRC). In the case of hardship, the owner can only withdraw Purchase Payments. Additional plan limitations may also apply. Amounts held in a TSA annuity contract as of December 31, 1988 are not subject to these restrictions. Qualifying transfers of amounts from one TSA contract to another TSA contract under section 403(b) or to a custodial account under section 403(b)(7), and qualifying transfers to a state defined benefit plan to purchase service credits, are not considered distributions, and thus are not subject to these withdrawal limitations. If amounts are transferred from a custodial account described in Code section 403(b)(7) to this contract the transferred amount will retain the custodial account withdrawal restrictions.

Withdrawals from other Qualified Contracts are often limited by the IRC and by the employer's plan.

MINIMUM DISTRIBUTIONS

Generally, the IRC requires that you begin taking annual distributions from qualified annuity contracts by April 1 of the calendar year following the later of (1) the calendar year in which you attain age 70 1/2 or (2) the calendar year in which you separate from service from the employer sponsoring the plan. If you own an IRA, you must begin taking distributions when you attain age 70 1/2 regardless of when you separate from service from the employer sponsoring the plan. If you own more than one TSA, you may be permitted to take your annual distributions in any combination from your TSAs. A similar rule applies if you own more than one IRA. However, you cannot satisfy this distribution requirement for your TSA contract by taking a distribution from an IRA, and you cannot satisfy the requirement for your IRA by taking a distribution from a TSA.

You may be subject to a surrender charge on withdrawals taken to meet minimum distribution requirements, if the withdrawals exceed the contract's maximum penalty free amount.

Failure to satisfy the minimum distribution requirements may result in a tax penalty. You should consult your tax advisor for more information.

You may elect to have the required minimum distribution amount on your contract calculated and withdrawn each year under the automatic withdrawal option. You may select monthly, quarterly, semiannual, or annual withdrawals for this purpose. This service is provided as a courtesy and we do not guarantee the accuracy of our calculations. Accordingly, we recommend you consult your tax advisor concerning your required minimum distribution. You may terminate your election for automated minimum distribution at any time by sending a written request to our Annuity Service Center. We reserve the right to change or discontinue this service at any time.

The IRS issued new regulations, effective January 1, 2003, regarding required minimum distributions from qualified annuity contracts. One of the regulations requires that the annuity contract value used to determine required minimum distributions include the actuarial value of other benefits under the contract, such as optional death benefits. This regulation does not apply to required minimum distributions made under an irrevocable annuity income option. We are currently awaiting further clarification from the IRS on this regulation, including how the value of such benefits is determined. You should discuss the effect of these new regulations with your tax advisor.

TAX TREATMENT OF DEATH BENEFITS

Any death benefits paid under the contract are taxable to the Beneficiary. The rules governing the taxation of payments from an annuity contract, as discussed above, generally apply whether the death benefits are paid as lump sum or annuity payments. Estate taxes may also apply.

Certain enhanced death benefits may be purchased under your contract. Although these types of benefits are used as investment protection and should not give rise to any adverse tax effects, the IRS could take the position that some or all of the charges for these death benefits should be treated as a partial withdrawal from the contract. In that case, the amount of the partial withdrawal may be includible in taxable income and subject to the 10% penalty if the owner is under 59 1/2.

If you own a Qualified contract and purchase these enhanced death benefits, the IRS may consider these benefits "incidental death benefits." The IRC imposes limits on the amount of the incidental death benefits allowable for Qualified contracts. If the death benefit(s) selected by you are considered to exceed these limits, the benefit(s)could result in taxable income to the owner of the Qualified contract. Furthermore, the IRC provides that the assets of an IRA (including a Roth IRA) may not be invested in life insurance, but may provide, in the case of death during the Accumulation Phase, for a death benefit payment equal to the greater of Purchase Payments or Contract Value. This contract offers death benefits, which may exceed the greater of Purchase Payments or Contract Value. If the IRS determines that these benefits are providing life insurance, the contract may not qualify as an IRA (including Roth IRAs). You should consult your tax advisor regarding these features and benefits prior to purchasing a contract.

CONTRACTS OWNED BY A TRUST OR CORPORATION

A Trust or Corporation ("Non-Natural Owner") that is considering purchasing this contract should consult a tax advisor. Generally, the IRC does not treat a Non-Qualified contract owned by a non-natural owner as an annuity contract for Federal income tax purposes. The non-natural owner pays tax currently on the contract's value in excess of the owner's cost basis. However, this treatment is not applied to a contract held by a trust or other entity as an agent for a natural person nor to contracts held by Qualified Plans. See the SAI for a more detailed discussion of the potential adverse tax consequences associated with non-natural ownership of a non-qualified annuity contract.

GIFTS, PLEDGES AND/OR ASSIGNMENTS OF A CONTRACT

If you transfer ownership of your Non-Qualified contract to a person other than your spouse (or former spouse incident to divorce) as a gift you will pay federal income tax on the contract's cash value to the extent it exceeds your cost basis. The recipient's cost basis will be increased by the amount on which you will pay federal taxes. In addition, the IRC treats any assignment or pledge (or agreement to assign or pledge) of any portion of a Non-Qualified contract as a withdrawal. See the SAI for a more detailed discussion regarding potential tax consequences of gifting, assigning, or pledging a Non-Qualified contract.

The IRC prohibits Qualified annuity contracts including IRAs from being transferred, assigned or pledged as security for a loan. This prohibition, however, generally does not apply to loans under an employer-sponsored plan (including loans from the annuity contract) that satisfy certain requirements, provided that: (a) the plan is not an unfunded deferred compensation plan; and
(b) the plan funding vehicle is not an IRA.

DIVERSIFICATION AND INVESTOR CONTROL

The IRC imposes certain diversification requirements on the underlying investments for a variable annuity. We believe that the management of the Underlying Funds monitors the Funds so as to comply with these requirements. To be treated as a variable annuity for tax purposes, the underlying investments must meet these requirements.

The diversification regulations do not provide guidance as to the circumstances under which you, and not the Company, would be considered the owner of the shares of the Variable Portfolios under your Non-Qualified Contract, because of the degree of control you exercise over the underlying investments. This diversification requirement is sometimes referred to as "investor control." It is unknown to what extent owners are permitted to select investments, to make transfers among Variable Portfolios or the number and type of Variable Portfolios owners may select from. If any guidance is provided which is considered a new position, then the guidance should generally be applied prospectively. However, if such guidance is considered not to be a new position, it may be applied retroactively. This would mean that you, as the owner of the Non-qualified Contract, could be treated as the owner of the underlying Variable Portfolios. Due to the uncertainty in this area, we reserve the right to modify the contract in an attempt to maintain favorable tax treatment.

These investor control limitations generally do not apply to Qualified Contracts, which are referred to as "Pension Plan Contracts" for purposes of this rule, although the limitations could be applied to Qualified Contracts in the future.

PERFORMANCE
--------------------------------------------------------------------------------

From time to time we will advertise the performance of the Variable Portfolios. Any such performance results are based on historical earnings and are not intended to indicate future performance.

We advertise the Cash Management Portfolio's yield and effective yield. In addition, the other Variable Portfolios advertise total return, gross yield and yield-to-maturity. These figures represent past performance of the Variable Portfolios. These performance numbers do not indicate future results.

We may show performance of each Variable Portfolios in comparison to various appropriate indices and the performance of other similar variable annuity products with similar objectives as reported by such independent reporting services as Morningstar, Inc., Lipper Analytical Services, Inc. and the Variable Annuity Research Data Service ("VARDS").

OTHER INFORMATION
--------------------------------------------------------------------------------

AIG SUNAMERICA LIFE

AIG SunAmerica Life is a stock life insurance company originally organized under the laws of the state of California in April, 1965. On January 1, 1996, AIG SunAmerica Life redomesticated under the laws of the state of Arizona.

AIG SunAmerica Life and its affiliates, SunAmerica Life Insurance Company, First SunAmerica Life Insurance Company, AIG SunAmerica Asset Management Corporation and the AIG Advisors Group Inc. (comprising six wholly owned broker-dealers and two investment advisors), specialize in retirement savings and investment products and services. Business focuses include fixed and variable annuities, mutual funds and broker-dealer services.

THE SEPARATE ACCOUNT

AIG SunAmerica Life originally established, Variable Annuity Account Five (the "Separate Account"), under Arizona law on July 8, 1996. The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940, as amended.

AIG SunAmerica Life owns the assets in the Separate Account. However, the assets in the Separate Account are not chargeable with liabilities arising out of any other business conducted by AIG SunAmerica Life. Income gains and losses (realized and unrealized) resulting from assets in the Separate Account are credited to or charged against the Separate Account without regard to other income, gains or losses of AIG SunAmerica Life. Assets in the Separate Account are not guaranteed by AIG SunAmerica Life.

THE GENERAL ACCOUNT

Money allocated to the fixed account options goes into AIG SunAmerica Life's general account. The general account consists of all of AIG SunAmerica Life's assets other than assets attributable to a separate account. All of the assets in the general account are chargeable with the claims of any AIG SunAmerica Life contract holders as well as all of its creditors. The general account funds are invested as permitted under state insurance laws.

PAYMENTS IN CONNECTION WITH DISTRIBUTION OF THE CONTRACT

     PAYMENTS TO BROKER-DEALERS

Registered representatives of broker-dealers sell the contract. We pay commissions to the broker-dealers for the sale of your contract ("Contract Commissions"). There are different structures by which a broker-dealer can choose to have their Contract Commissions paid. For example, as one option, we may pay upfront Contract Commission, only, that may be up to a maximum 8% of each Purchase Payment you invest (which may include promotional amounts). Another option may be a lower upfront Contract Commission on each Purchase Payment, with a trail commission of up to a maximum 1.50% of contract value, annually. We pay Contract Commissions directly to the broker-dealer with whom your registered representative is affiliated. Registered representatives may receive a portion of these amounts we pay in accordance with any agreement in place between the registered representative and his/her broker-dealer firm.

We (or our affiliates) may pay broker-dealers or permitted third parties cash or non-cash compensation, including reimbursement of expenses incurred in connection with the sale of these contracts. These payments may be intended to reimburse for specific expenses incurred or may be based on sales, certain assets under management or longevity of assets invested with us. For example, we may pay additional amounts in connection with contracts that remain invested with us for a particular period of time. We enter into such arrangements in our discretion and we may negotiate customized arrangements with firms, including affiliated and non-affiliated broker-dealers based on various factors. Promotional incentives may change at any time.

We do not deduct these amounts directly from your Purchase Payments. We anticipate recovering these amounts from the fees and charges collected under the contract. Certain compensation payments may increase our cost of doing business in a particular firm and may result in higher contractual fees and charges if you purchase your contract through such a firm. SEE EXPENSES ABOVE.

AIG SunAmerica Capital Services, Inc., Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992, distributes the contracts. AIG SunAmerica Capital Services, an affiliate of AIG SunAmerica Life, is a registered broker-dealer under the Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. No underwriting fees are paid in connection with the distribution of the contracts.

     PAYMENTS WE RECEIVE

In addition to amounts received pursuant to established 12b-1 Plans, we may receive compensation of up to 0.60% from the investment advisers, subadvisers or their affiliates of certain of the underlying Trusts and/or portfolios for services related to the availability of the underlying portfolios in the contract. Furthermore, certain advisers and/or subadvisers may offset the costs we incur for training to support sales of the underlying funds in the contract.

ADMINISTRATION

We are responsible for the administrative servicing of your contract. During the Accumulation Phase, you will receive confirmation of transactions within your contract. Transactions made pursuant to contractual or systematic agreements, such as deduction of the annual maintenance fee and dollar cost averaging, may be confirmed quarterly. Purchase payments received through the Automatic Payment Plan or a salary reduction arrangement, may also be confirmed quarterly. For other transactions, we send confirmations immediately.

During the Accumulation and Income Phases, you will receive a statement of your transactions over the past quarter and a summary of your account values. Please contact our Annuity Service Center at 1-800-445-SUN2, if you have any comment, question or service request.

We send out transaction confirmations and quarterly statements. It is your responsibility to review these documents carefully and notify us of any inaccuracies immediately. We investigate all inquiries. To the extent that we believe we made an error, we retroactively adjust your contract, provided you notify us within 30 days of receiving the transaction confirmation or quarterly statement. Any other adjustments we deem warranted are made as of the time we receive notice of the error.

LEGAL PROCEEDINGS

There are no pending legal proceedings affecting the Separate Account. AIG SunAmerica Life and its subsidiaries engage in various kinds of routine litigation. In management's opinion these matters are not of material importance to the Company's total assets, nor are they material with respect to the Separate Account.

INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

The consolidated financial statements for AIG SunAmerica Life Assurance Company at December 31, 2003 and 2002, and for each of the three years in the period ended December 31, 2003, and financial statements of Variable Annuity Account Five at April 30, 2003, and for each of the two years in the period ended April 30, 2003, are included in the Statement of Additional Information and incorporated by reference in this prospectus and have been so included in reliance on the reports of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.

TABLE OF CONTENTS OF
STATEMENT OF ADDITIONAL INFORMATION

Separate Account............................................    3
General Account.............................................    3
Performance Data............................................    4
Income Payments.............................................    7
Annuity Unit Values.........................................   10
Taxes.......................................................   11
Distribution of Contracts...................................   16
Financial Statements........................................   16

APPENDIX A - CONDENSED FINANCIALS
--------------------------------------------------------------------------------

                                            FISCAL      FISCAL         FISCAL         FISCAL      FISCAL
                                             YEAR        YEAR           YEAR           YEAR        YEAR
                            INCEPTION TO     ENDED       ENDED          ENDED          ENDED       ENDED
    SEASONS STRATEGIES        3/31/99       3/31/00     4/30/00        4/30/01        4/30/02     4/30/03
--------------------------  ------------   ---------   ---------   ---------------   ---------   ---------
----------------------------------------------------------------------------------------------------------
Growth (Inception Date: 4/15/97)
  Beginning AUV...........      15.05          15.89       21.30    (a)      20.24      17.039      14.356
                                                                    (b)      20.24      17.018      14.302
  Ending AUV..............      15.89          21.30       20.24    (a)      17.04      14.356      12.715
                                                                    (b)      17.02      14.302      12.635
  Ending Number of AUs....     31,169      1,653,495   1,871,300    (a)    398,040   1,596,999   2,178,753
                                                                    (b)  1,431,268   5,159,748   5,698,422
----------------------------------------------------------------------------------------------------------
Moderate Growth (Inception Date: 4/15/97)
  Beginning AUV...........      14.25          15.09       19.48    (a)      18.62      16.288      14.164
                                                                    (b)      18.62      16.267      14.111
  Ending AUV..............      15.09          19.48       18.62    (a)      16.29      14.164      12.833
                                                                    (b)      16.27      14.111      12.753
  Ending Number of AUs....     93,136      1,559,019   1,760,865    (a)    483,256   2,793,004   4,278,227
                                                                    (b)  1,692,012   7,849,672   9,973,728
----------------------------------------------------------------------------------------------------------
Balanced Growth (Inception Date: 4/15/97)
  Beginning AUV...........      13.80          14.05       16.68    (a)      16.11      14.973      13.695
                                                                    (b)      16.11      14.956      13.645
  Ending AUV..............      14.05          16.68       16.11    (a)      14.97      13.695      12.870
                                                                    (b)      14.96      13.645      12.791
  Ending Number of AUs....     85,553        991,695   1,061,795    (a)    375,068   2,883,697   4,762,059
                                                                    (b)  1,049,088   5,761,721   7,977,286
----------------------------------------------------------------------------------------------------------
Conservative Growth (Inception Date: 4/15/97)
  Beginning AUV...........      13.03          13.21       14.89    (a)      14.50      14.127      13.410
                                                                    (b)      14.50      14.101      13.353
  Ending AUV..............      13.21          14.89       14.50    (a)      14.13      13.410      13.016
                                                                    (b)      14.10      13.353      12.928
  Ending Number of AUs....     33,892        623,175     629,067    (a)    181,135   2,004,171   3,771,996
                                                                    (b)    795,377   3,915,976   6,606,977
----------------------------------------------------------------------------------------------------------

     (a) Without election of optional Estate Advantage feature.
     (b) With election of optional Estate Advantage feature, which became available for sale on October 16, 2000.
         AUV-Accumulation Unit Value
         AU-Accumulation Units

                                            FISCAL      FISCAL         FISCAL         FISCAL      FISCAL
                                             YEAR        YEAR           YEAR           YEAR        YEAR
                            INCEPTION TO     ENDED       ENDED          ENDED          ENDED       ENDED
    SELECT PORTFOLIOS         3/31/99       3/31/00     4/30/00        4/30/01        4/30/02     4/30/03
--------------------------  ------------   ---------   ---------   ---------------   ---------   ---------
----------------------------------------------------------------------------------------------------------
Large Cap Growth (Inception Date: 3/1/99)
  Beginning AUV...........      10.00          10.68       14.94    (a)      13.99      10.121       7.931
                                                                    (b)      13.99      10.107       7.900
  Ending AUV..............      10.68          14.94       13.99    (a)      10.12       7.931       6.806
                                                                    (b)      10.11       7.900       6.763
  Ending Number of AUs....     85,647      1,058,317   1,158,071    (a)    138,746     858,299   1,469,235
                                                                    (b)  1,108,465   3,700,885   4,665,791
----------------------------------------------------------------------------------------------------------
Large Cap Composite (Inception Date: 3/1/99)
  Beginning AUV...........      10.00          10.41       12.88    (a)      12.30      10.419       8.858
                                                                    (b)      12.30      10.405       8.825
  Ending AUV..............      10.41          12.88       12.30    (a)      10.42       8.858       7.441
                                                                    (b)      10.40       8.825       7.394
  Ending Number of AUs....     33,347        316,855     361,941    (a)     30,196     358,258     763,947
                                                                    (b)    397,804   1,315,528   1,546,325
----------------------------------------------------------------------------------------------------------
Large Cap Value (Inception Date: 3/1/99)
  Beginning AUV...........      10.00          10.32       10.75    (a)      10.79      12.354      11.297
                                                                    (b)      10.79      12.338      11.254
  Ending AUV..............      10.32          10.75       10.79    (a)      12.35      11.297       9.433
                                                                    (b)      12.34      11.254       9.374
  Ending Number of AUs....     34,004        531,732     571,490    (a)    110,091     957,260   1,479,497
                                                                    (b)    899,551   3,590,415   4,109,010
----------------------------------------------------------------------------------------------------------
Mid Cap Growth (Inception Date: 3/1/99)
  Beginning AUV...........      10.00          10.62       18.41    (a)      16.85      13.691      12.185
                                                                    (b)      16.85      13.674      12.140
  Ending AUV..............      10.62          18.41       16.85    (a)      13.69      12.185      10.242
                                                                    (b)      13.67      12.140      10.178
  Ending Number of AUs....     27,096        529,844     612,249    (a)     80,629     523,422     776,963
                                                                    (b)    678,174   2,223,309   2,421,115
----------------------------------------------------------------------------------------------------------

     (a) Without election of optional Estate Advantage feature.
     (b) With election of optional Estate Advantage feature, which became available for sale on October 16, 2000.
         AUV-Accumulation Unit Value
         AU-Accumulation Units

                                            FISCAL      FISCAL         FISCAL         FISCAL      FISCAL
                                             YEAR        YEAR           YEAR           YEAR        YEAR
                            INCEPTION TO     ENDED       ENDED          ENDED          ENDED       ENDED
    SELECT PORTFOLIOS         3/31/99       3/31/00     4/30/00        4/30/01        4/30/02     4/30/03
--------------------------  ------------   ---------   ---------   ---------------   ---------   ---------

----------------------------------------------------------------------------------------------------------
Mid Cap Value (Inception Date: 3/1/99)
  Beginning AUV...........      10.00          10.10       10.93    (a)      11.14      14.202      15.629
                                                                    (b)      11.14      14.184      15.569
  Ending AUV..............      10.10          10.93       11.14    (a)      14.20      15.629      13.157
                                                                    (b)      14.18      15.569      13.073
  Ending Number of AUs....     11,278        297,306     318,151    (a)     98,363     661,329   1,014,719
                                                                    (b)    598,874   2,517,897   2,482,363
----------------------------------------------------------------------------------------------------------
Small Cap (Inception Date: 3/1/99)
  Beginning AUV...........      10.00          10.35       15.00    (a)      13.56      11.201      10.455
                                                                    (b)      13.56      11.186      10.415
  Ending AUV..............      10.35          15.00       13.56    (a)      11.20      10.455       8.091
                                                                    (b)      11.19      10.415       8.040
  Ending Number of AUs....     22,807        432,850     481,239    (a)     61,891     553,867     893,438
                                                                    (b)    499,597   2,317,632   2,518,712
----------------------------------------------------------------------------------------------------------
International Equity (Inception Date: 3/1/99)
  Beginning AUV...........      10.00          10.51       13.61    (a)      12.46       9.608       7.768
                                                                    (b)      12.46       9.595       7.742
  Ending AUV..............      10.51          13.61       12.46    (a)       9.61       7.768       5.829
                                                                    (b)       9.60       7.742       5.802
  Ending Number of AUs....     23,961        314,634     384,946    (a)     87,318     833,895   1,625,696
                                                                    (b)    532,261   1,773,503   2,547,690
----------------------------------------------------------------------------------------------------------
Diversified Fixed Income (Inception Date: 3/10/99)
  Beginning AUV...........      10.00          10.02       10.00    (a)       9.96      10.570      10.912
                                                                    (b)       9.96      10.555      10.870
  Ending AUV..............      10.02          10.00        9.96    (a)      10.57      10.912      11.733
                                                                    (b)      10.56      10.870      11.658
  Ending Number of AUs....     31,762        474,014     513,721    (a)    217,162   1,388,027   3,232,484
                                                                    (b)    732,849   3,049,466   8,024,390
----------------------------------------------------------------------------------------------------------
Cash Management (Inception Date: 3/26/99)
  Beginning AUV...........      10.00          10.00       10.32    (a)      10.35      10.774      10.836
                                                                    (b)      10.35      10.759      10.794
  Ending AUV..............      10.00          10.32       10.35    (a)      10.77      10.836      10.753
                                                                    (b)      10.76      10.794      10.685
  Ending Number of AUs....        970        380,169     235,608    (a)    713,829   1,156,309   1,444,740
                                                                    (b)  1,188,716   1,692,359   2,232,294
----------------------------------------------------------------------------------------------------------

     (a) Without election of optional Estate Advantage feature.
     (b) With election of optional Estate Advantage feature, which became available for sale on October 16, 2000.
       AUV-Accumulation Unit Value
       AU-Accumulation Units

                                              FISCAL    FISCAL        FISCAL         FISCAL      FISCAL
                                               YEAR      YEAR          YEAR           YEAR        YEAR
                               INCEPTION TO    ENDED     ENDED         ENDED          ENDED       ENDED
     FOCUSED PORTFOLIOS          3/31/99      3/31/00   4/30/00       4/30/01        4/30/02     4/30/03
-----------------------------  ------------   -------   -------   ---------------   ---------   ---------

---------------------------------------------------------------------------------------------------------
Focus Growth (Inception Date: 7/7/00)
  Beginning AUV..............         --           --        --   (a)       10.00       7.642       6.570
                                                                  (b)       10.00       7.633       6.545
  Ending AUV.................         --           --        --   (a)        7.64       6.570       5.576
                                                                  (b)        7.63       6.545       5.541
  Ending Number of AUs.......         --           --        --   (a)     336,517     977,193   2,176,848
                                                                  (b)   1,598,717   4,088,242   3,979,461
---------------------------------------------------------------------------------------------------------
Focus Growth and Income (Inception Date: 12/29/00)
  Beginning AUV..............         --           --        --   (a)       10.00       9.354       8.537
                                                                  (b)       10.00       8.942       8.140
  Ending AUV.................         --           --        --   (a)        9.35       8.537       7.467
                                                                  (b)        8.94       8.140       7.102
  Ending Number of AUs.......         --           --        --   (a)      22,928     343,267     902,816
                                                                  (b)     197,045   1,284,539   1,860,715
---------------------------------------------------------------------------------------------------------
Focus Value (Inception Date: 10/04/01)
  Beginning AUV..............         --           --        --   (a)           0      10.000      10.740
                                                                  (b)           0      10.000      10.727
  Ending AUV.................         --           --        --   (a)           0      10.740       9.425
                                                                  (b)           0      10.727       9.390
  Ending Number of AUs.......         --           --        --   (a)           0     216,178     848,182
                                                                  (b)           0     990,167   1,081,447
---------------------------------------------------------------------------------------------------------
Focus TechNet (Inception Date: 12/29/00)
  Beginning AUV..............         --           --        --   (a)       10.00       6.327       3.299
                                                                  (b)       10.00       7.009       3.646
  Ending AUV.................         --           --        --   (a)        6.33       3.299       2.800
                                                                  (b)        7.01       3.646       3.087
  Ending Number of AUs.......         --           --        --   (a)      55,512     295,604   1,567,573
                                                                  (b)     233,849   1,089,889   1,582,813
---------------------------------------------------------------------------------------------------------

     (a) Without election of optional Estate Advantage feature.
     (b) With election of optional Estate Advantage feature, which became available for sale on October 16, 2000.
         AUV-Accumulation Unit Value
         AU-Accumulation Units

APPENDIX B - SEASONS REWARDS PROGRAM EXAMPLES
--------------------------------------------------------------------------------

The following examples assume an initial $125,000 Purchase Payment is made and that the Company is offering Upfront and Deferred Payment Enhancements in accordance with this chart:

--------------------------------------------------------------------------------------------------------
                                 UPFRONT PAYMENT    DEFERRED PAYMENT           DEFERRED PAYMENT
       ENHANCEMENT LEVEL         ENHANCEMENT RATE   ENHANCEMENT RATE           ENHANCEMENT DATE
--------------------------------------------------------------------------------------------------------
 Under $100,000                         2%                 0%          N/A
--------------------------------------------------------------------------------------------------------
 $100,000 - $499,999                    2%                 1%          Nine years from the date we
                                                                       receive each Purchase Payment.
--------------------------------------------------------------------------------------------------------
 $500,000 - more                        2%                 2%          Nine years from the date we
                                                                       receive each Purchase Payment.
--------------------------------------------------------------------------------------------------------

I.  DEFERRED PAYMENT ENHANCEMENT

If you elect to participate in the Seasons Rewards Program at contract issue, we contribute at least 2% of each Purchase Payment to your contract for each Purchase Payment we receive, as an Upfront Payment Enhancement. Any applicable Deferred Payment Enhancement is allocated to your contract on the corresponding Deferred Payment Enhancement Date and, if declared by the Company, is a percentage of your remaining Purchase Payment on the Deferred Payment Enhancement Date. Deferred Purchase Payment Enhancements are reduced proportionately by partial withdrawals of that Purchase Payment prior to the Deferred Payment Enhancement Date. The Deferred Payment Enhancement Rate may increase, decrease or be eliminated at any time.

EXAMPLE 1 - NO WITHDRAWALS ARE MADE

The Upfront Payment Enhancement allocated to your contract is $2,500 (2% of $125,000).

On your 9th contract anniversary, the Deferred Payment Enhancement Date, your Deferred Payment Enhancement of $1,250 (1% of your remaining Purchase Payment or $125,000) will be allocated to your contract.

EXAMPLE 2 - WITHDRAWAL MADE PRIOR TO DEFERRED PAYMENT ENHANCEMENT DATE

As in Example 1, your Upfront Payment Enhancement is $2,500.

This example also assumes the following:

     (1) Your contract value on your 5th contract anniversary is $190,000.

     (2) You request a withdrawal of $75,000 on your 5th contract anniversary.

     (3) No subsequent Purchase Payments have been made.

     (4) No prior withdrawals have been taken.

     (5) Funds are not allocated to any of the MVA Fixed Accounts.

On your 5th contract anniversary, your penalty-free earnings in the contract are $65,000 ($190,000 contract value less your $125,000 investment in the contract). Therefore, you are withdrawing $10,000 of your initial Purchase Payment. Your contract value will also be reduced by a $500 withdrawal charge on the $10,000 Purchase Payment (5% of $10,000). Your gross withdrawal is $75,500 of which $10,500 constitutes part of your Purchase Payment.

The withdrawal of $10,500 of your $125,000 Purchase Payment is a withdrawal of 8.4% of your Purchase Payment. Therefore, only 91.6% or $114,500 of your initial Purchase Payment remains in your contract.

On your 9th contract anniversary, the Deferred Payment Enhancement Date, assuming no other transactions occur affecting the Purchase Payment, we allocate your Deferred Payment Enhancement of $1,145 (1% of your remaining Purchase Payment, $114,500) to your contract.

II.  90 DAY WINDOW

Contracts issued with the Seasons Rewards feature may be eligible for a "Look-Back Adjustment." As of the 90th day after your contract was issued, we will total your Purchase Payments remaining in your contract at that time, without considering any investment gain or loss in contract value on those Purchase Payments. If your total Purchase Payments bring you to an Enhancement Level which, as of the date we issued your contract, would have provided for a higher Upfront and/or Deferred Payment Enhancement Rate on each Purchase Payment, you will get the benefit of the Enhancement Rate(s) that were applicable to that higher Enhancement Level at the time your contract was issued.

This example assumes the following:

     (1) No withdrawal in the first 90 days.

     (2) Initial Purchase Payment of $50,000 on November 1, 2000.

     (3) Subsequent Purchase Payment of $50,000 on January 15, 2001.

     (4) Subsequent Purchase Payment of $25,000 on January 28, 2001.

ENHANCEMENT AT THE TIME PURCHASE PAYMENT RECEIVED

---------------------------------------------------------------------------------------------------
                                                                                      DEFERRED
                                         PURCHASE      UPFRONT       DEFERRED          PAYMENT
                                          PAYMENT      PAYMENT        PAYMENT        ENHANCEMENT
       DATE OF PURCHASE PAYMENT           AMOUNT     ENHANCEMENT    ENHANCEMENT         DATE
---------------------------------------------------------------------------------------------------
November 1, 2000                          $50,000         2%             0%       N/A
---------------------------------------------------------------------------------------------------
January 15, 2001                          $50,000         2%             1%       January 15, 2010
---------------------------------------------------------------------------------------------------
January 28, 2001                          $25,000         2%             1%       January 28, 2010
---------------------------------------------------------------------------------------------------

ENHANCEMENT ADJUSTMENTS ON THE 90TH DAY FOLLOWING CONTRACT ISSUE

The sum of all Purchase Payments made in the first 90 days of the contract equals $125,000. According to the Enhancement Levels in effect at the time this contract was issued, a $125,000 Purchase Payment would have received a 2% Upfront Payment Enhancement and a 1% Deferred Payment Enhancement. Under the 90 Day Window provision all Purchase Payments made within those first 90 days would receive the benefit of the parameters in place at the time the contract was issued, as if all of the Purchase Payments were received on the date of issue. Thus, the first two payment enhancements would be adjusted at the end of the 90 days as follows:

---------------------------------------------------------------------------------------------------
                                                                                      DEFERRED
                                         PURCHASE      UPFRONT       DEFERRED          PAYMENT
                                          PAYMENT      PAYMENT        PAYMENT        ENHANCEMENT
       DATE OF PURCHASE PAYMENT           AMOUNT     ENHANCEMENT    ENHANCEMENT         DATE
---------------------------------------------------------------------------------------------------
November 1, 2000                          $50,000         2%             1%       November 1, 2009
---------------------------------------------------------------------------------------------------
January 15, 2001                          $50,000         2%             1%       January 15, 2010
---------------------------------------------------------------------------------------------------
January 28, 2001                          $25,000         2%             1%       January 28, 2010
---------------------------------------------------------------------------------------------------

APPENDIX C - MARKET VALUE ADJUSTMENT
--------------------------------------------------------------------------------

The information in this Appendix applies only if you take money out of a FAGP (with a duration longer than 1 year) before the end of the guarantee period.

We calculate the MVA by doing a comparison between current rates and the rate being credited to you in the FAGP. For the current rate we use a rate being offered by us for a guarantee period that is equal to the time remaining in the FAGP from which you seek withdrawal. If we are not currently offering a guarantee period for that period of time, we determine an applicable rate by using a formula to arrive at a number between the interest rates currently offered for the two closest periods available.

Where the MVA is negative, we first deduct the adjustment from any money remaining in the FAGP. If there is not enough money in the FAGP to meet the negative deduction, we deduct the remainder from your withdrawal. Where the MVA is positive, we add the adjustment to your withdrawal amount. If a withdrawal charge applies, it is deducted before the MVA calculation. The MVA is assessed on the amount withdrawn less any withdrawal charges.

The MVA is computed by multiplying the amount withdrawn, transferred or taken under an income option by the following factor:

                            [(1+I/(1+J+L)](N/12) - 1
where:

              I is the interest rate you are earning on the money invested in the FAGP;

              J is the interest rate then currently available for the period of time equal to the number of years remaining in the term you initially agreed to leave your money in the FAGP;

              N is the number of full months remaining in the term you initially agreed to leave your money in the FAGP; and

              L is 0.005 (Some states require a different value. Please see your contract.)

We do not assess an MVA against withdrawals under the following circumstances:

     - If a withdrawal is made within 30 days after the end of a guarantee period;

     - If a withdrawal is made to pay contract fees and charges;

     - To pay a death benefit; and

     - Upon beginning an income option, if occurring on the Latest Annuity Date.

EXAMPLES OF THE MVA

The purpose of the examples below is to show how the MVA adjustments are calculated and may not reflect the Guarantee periods available or Withdrawal Charges applicable under your contract.

The examples below assume the following:

     (1) You made an initial Purchase Payment of $10,000 and allocated it to a FAGP at a rate of 5%;

     (2) You make a partial withdrawal of $4,000 when 1 1/2 years (18 months) remain in the term you initially agreed to leave your money in the FAGP (N=18);

     (3) You have not made any other transfers, additional Purchase Payments, or withdrawals; and

     (4) Your contract was issued in a state where L=0.005.

POSITIVE ADJUSTMENT, NO WITHDRAWAL CHARGE APPLIES

Assume that on the date of withdrawal, the interest rate in effect for a new Purchase Payments in the 1-year FAGP is 3.5% and the 3-year FAGP is 4.5%. By linear interpolation, the interest rate for the remaining 2 years (1 1/2 years rounded up to the next full year) in the contract is calculated to be 4%. No withdrawal charge is reflected in this example, assuming that the Purchase Payment withdrawn falls within the free look amount.

The MVA factor is

                               = [(1+I/(1+J+0.005)] (N/12) - 1

                               = [(1.05)/(1.04+0.005)] (18/12) - 1

                               = (1.004785) (1.5) - 1

                               = 1.007186 - 1

                               = +0.007186

The requested withdrawal amount is multiplied by the MVA factor to determine the
MVA:

                         $4,000 X (+0.007186) = +$28.74

$28.74 represents the positive MVA that would be added to the withdrawal.

NEGATIVE ADJUSTMENT, NO WITHDRAWAL CHARGE APPLIES

Assume that on the date of withdrawal, the interest rate in effect for new Purchase Payments in the 1-year FAGP is 5.5% and the 3-year FAGP is 6.5%. By linear interpolation, the interest rate for the remaining 2 years (1 1/2 years rounded up to the next full year) in the contract is calculated to be 6%. No withdrawal charge is reflected in this example, assuming that the Purchase Payment withdrawn falls with the free withdrawal amount.

The MVA factor is

                               = [(1+I)/(1+J+0.005)] (N/12) - 1

                               = [(1.05)/(1.06+0.005)] (18/12) - 1

                               = (0.985915) (1.5) - 1

                               = 0.978948 - 1

                               = - 0.021052

The requested withdrawal amount is multiplied by the MVA factor to determine the
MVA:

                         $4,000 X (-0.021052) = -$84.21

$84.21 represents the negative MVA that will be deducted from the money remaining in the 3-year FAGP.

POSITIVE ADJUSTMENT, WITHDRAWAL CHARGE APPLIES

Assume that on the date of withdrawal, the interest rate in effect for a new Purchase Payments in the 1-year FAGP is 3.5% and the 3-year FAGP is 4.5%. By linear interpolation, the interest rate for the remaining 2 years (1 1/2 years rounded up to the next full year) in the contract is calculated to be 4%. A withdrawal charge of 6% is reflected in this example, assuming that the Purchase Payment withdrawn exceeds the free withdrawal amount.

The MVA factor is

                               = [(1+I)/(I+J+0.005)] (N/12) - 1

                               = [(1.05)/(1.04+0.005)] (18/12) - 1

                               = (1.004785) (1.5) - 1

                               = 1.007186 - 1

                               = +0.007186

The requested withdrawal amount, less the withdrawal charge ($4,000 - 6% = $3,760) is multiplied by the MVA factor to determine the MVA:

                         $3,760 X (+0.007186) = +$27.02

$27.02 represents the positive MVA that would be added to the withdrawal.

NEGATIVE ADJUSTMENT, WITHDRAWAL CHARGE APPLIES

Assume that on the date of withdrawal, the interest rate in effect for new Purchase Payments in the 1-year FAGP is 5.5% and the 3-year FAGP is 6.5%. By linear interpolation, the interest rate for the remaining 2 years (1 1/2 years rounded up to the next full year) in the contract is calculated to be 6%. A withdrawal charge of 6% is reflected in this example, assuming that the Purchase Payment withdrawn exceeds the free withdrawal amount.

The MVA factor is

                               = [(1+I)/(I+J+0.005)] (N/12) - 1

                               = [(1.05)/(1.06+0.005)] (18/12) - 1

                               = (0.985916) (1.5) - 1

                               = 0.978949 - 1

                               = -0.021051

The requested withdrawal amount, less the withdrawal charge ($4,000 - 6% = $3,760) is multiplied by the MVA factor to determine the MVA:

                         $3,760 X (-0.021052) = -$79.16

$79.16 represents the negative MVA that would be deducted from the withdrawal.

APPENDIX D - DEATH BENEFITS FOLLOWING SPOUSAL CONTINUATION
--------------------------------------------------------------------------------

The term "Continuation Net Purchase Payment" is used frequently to describe the death benefit options payable to the beneficiary of a Continuing Spouse. We define Continuation Net Purchase Payment as Net Purchase Payments made as of the Continuation Date plus any Purchase Payments recorded after the Continuation Date; and reduced for any withdrawals (and fees and charges applicable to those withdrawals) recorded after the Continuation Date, in the same proportion that the withdrawal reduced the contract value on the date of the withdrawal. For the purposes of calculating Continuation Net Purchase Payments, the amount that equals the contract value on the Continuation Date, including the Continuation Contribution is considered a Purchase Payment. If the Continuing Spouse makes no additional Purchase Payments or withdrawals, Continuation Net Purchase Payments equal the contract value on the Continuation Date, including the Continuation Contribution. All other capitalized terms have the meanings defined in the glossary and/or prospectus.

STANDARD DEATH BENEFIT PAYABLE UPON CONTINUING SPOUSE'S DEATH

I. If the Standard Death Benefit is applicable upon the Continuing Spouse's death and a Continuation Contribution was made:

     A. If the Continuing Spouse is age 74 or younger at the time of death, we will pay the beneficiary the greater of:

        1. Continuation Net Purchase Payments compounded at a 3% annual growth rate from the Continuation Date until the date of death of the Continuing Spouse, plus any Purchase Payments recorded after the date of death of the Continuing Spouse; and reduced for any withdrawals (and fees and charges applicable to those withdrawals) recorded after the date of death, in the same proportion that the withdrawal reduced the contract value on the date of the withdrawal.

        2. The contract value on the date we receive all required paperwork and satisfactory proof of death.

     B. If the Continuing Spouse is age 75 or older at the time of death the Standard Death Benefit is the greater of:

        1. Continuation Net Purchase Payments compounded at a 3% annual growth rate from the Continuation Date until the Continuing Spouse's 75th birthday, plus any Purchase Payments recorded after the Continuing Spouse's 75th birthday; and reduced for any withdrawal (and fees and charges applicable to those withdrawals) recorded after the 75th birthday, in the same proportion that the withdrawal reduced the contract value on the date of the withdrawal.

        2. The contract value on the date we receive all required paperwork and satisfactory proof of death.

II. If the Standard Death Benefit is applicable upon the Continuing Spouse's death and no Continuation Contributions was made:

     A. If the Continuing Spouse is age 74 or younger at the time of death, the death benefit is the greater of:

        1. Net Purchase Payments compounded at a 3% annual growth rate from the date of issue until the date of death, plus any Purchase Payments recorded after the date of death; and reduced for any withdrawals (and fees and charges applicable to those withdrawals) recorded after the date of death, in the same proportion that the withdrawal reduced the contract value on the date of withdrawal.

        2. the contract value on the date we receive all required paperwork and satisfactory proof of death.

     B. If the Continuing Spouse is age 75 or older at the time of death, the death benefit is the greater of:

        1. Net Purchase Payments compounded at a 3% annual growth rate from the date of issue until your Continuing Spouse's 75(th) birthday, plus any Purchase Payments recorded after the 75(th) birthday, and reduced for any withdrawals (and fees and charges applicable to those withdrawals) recorded after the

           75(th) birthday, in the same proportion that the withdrawal reduced the contract value on the date of the withdrawal.

        2. the contract value at the time we receive all required paperwork and satisfactory proof of death.

SEASONS ESTATE ADVANTAGE DEATH BENEFIT PAYABLE UPON CONTINUING SPOUSE'S DEATH

If Seasons Estate Advantage is applicable upon the Continuing Spouse's death, we will pay the Beneficiary the sum of A plus B, where:

     A. equals the amount payable under the selected enhanced death benefit (option 1 or 2 below, as selected by the original owner); and

     B. equals the amount payable, if any, under the Earnings Advantage benefit.

A. Enhanced Death Benefit Options for Spousal Continuation:

     I. If the 5% Accumulation option is selected and a Continuation Contribution was made the death benefit is the greater of:

        a. The contract value on the date we receive all required paperwork and satisfactory proof of the Continuing Spouse's death; or

        b. Continuation Net Purchase Payments made from the Continuation Date including the Continuation Contribution, compounded to the earlier of the Continuing Spouse's 80th birthday or the date of death at a 5% annual growth rate, plus any Purchase Payments recorded after the 80th birthday or the date of death; and reduced for any withdrawals (and fees and charges applicable to those withdrawals) recorded after the 80th birthday or the date of death, in the same proportion that the withdrawal reduced the contract value on the date of the withdrawal, up to a maximum benefit of two times the Continuation Net Purchase Payments.

     II. If 5% Accumulation Option is selected and no Continuation Contribution was made:

        a. the contract value on the date we receive all required paperwork and satisfactory proof of the Continuing Spouse's death; or

        b. Net Purchase Payments made from the date of issue compounded to the earlier of the Continuing Spouse's 80(th) birthday or the date of death at a 5% annual growth rate, plus any Purchase Payments recorded after the 80(th) birthday or the date of death; and reduced for any withdrawals (and fees and charges applicable to those withdrawals) recorded after the 80(th) birthday or the date of death, in the same proportion that the withdrawal reduced the contract value on the date of the withdrawal, up to a maximum of two times the Net Purchase Payments.

If the Continuing Spouse dies after the latest Annuity Date and the 5% Accumulation option applied, any death benefit payable under the contract will be the Standard Death Benefit as described above. The Continuing Spouse's beneficiary will not receive any benefit from Seasons Estate Advantage.

     III. If the Maximum Anniversary Value option is selected and if the Continuing Spouse is younger than age 90 at the time of death and a Continuation Contribution was made, the death benefit is the greater of:

        a. Continuation Net Purchase Payments; or

        b. The contract value on the date we receive all required paperwork and satisfactory proof of the Continuing Spouse's death; or

        c. The maximum anniversary value on any contract anniversary (of the original issue date) occurring after the Continuation Date but prior to the Continuing Spouse's 81st birthday. The anniversary value equals the value on the contract anniversary plus any Purchase Payments recorded after that anniversary; and reduced for any withdrawals (and fees and charges applicable to those withdrawals) recorded after that anniversary, in the same proportion that the withdrawal reduced the contract value on the date of the withdrawal.

     IV. If the Maximum Anniversary Value option is selected and no Continuation Contribution was made the death benefit is the greater of:

        a. Net Purchase Payments; or

        b. The contract value on the date we receive all required paperwork and satisfactory proof of the Continuing Spouse's death; or

        c. The maximum anniversary value on any contract anniversary (of the original issue date) occurring after the issue date but before the Continuing Spouse's 81st birthday. The anniversary value equals the value on the contract anniversary plus any Purchase Payments recorded after that anniversary; and reduced for any withdrawals (and fees and charges applicable to those withdrawals) recorded after that anniversary, in the same proportion that the withdrawal reduced the contract value on the date of the withdrawal.

If the Continuing Spouse is age 90 or older at the time of death and the Maximum Anniversary Value option applied, the death benefit will be equal to the contract value at the time we receive all required paperwork and satisfactory proof of death. The Continuing Spouse's beneficiary will not receive any benefit from Seasons Estate Advantage. However, the Continuing Spouse's Beneficiary may still receive a benefit from Earnings Advantage if the date of death is prior to the Latest Annuity Date.

B. Earnings Advantage Benefit for Spousal Continuation:

The Earnings Advantage benefit may increase the death benefit amount. The Earnings Advantage benefit is only available if the original owner elected Seasons Estate Advantage and it has not been discontinued or terminated. If the Continuing Spouse had earnings in the contract at the time of his/her death, we will add a percentage of those earnings (the "Earnings Advantage Percentage"), subject to a maximum dollar amount (the "Maximum Earnings Advantage Percentage"), to the death benefit payable.

If a Continuation Contribution has been made, the Contract Year of Death will determine the Earnings Advantage Percentage and the Maximum Earnings Advantage amount, as set forth below:

-------------------------------------------------------------------------------------------
                         EARNINGS ADVANTAGE
CONTRACT YEAR OF DEATH       PERCENTAGE           MAXIMUM EARNINGS ADVANTAGE PERCENTAGE
-------------------------------------------------------------------------------------------
 Years 0-4                 25% of earnings    25% of Continuation Net Purchase Payments
-------------------------------------------------------------------------------------------
 Years 5-9                 40% of earnings    40% of Continuation Net Purchase Payments*
-------------------------------------------------------------------------------------------
 Years 10+                 50% of earnings    50% of Continuation Net Purchase Payments*
-------------------------------------------------------------------------------------------

* PURCHASE PAYMENTS MUST BE INVESTED FOR AT LEAST SIX MONTHS AT THE TIME OF YOUR DEATH TO BE INCLUDED AS PART OF CONTINUATION NET PURCHASE PAYMENTS FOR PURPOSES OF THE MAXIMUM EARNINGS ADVANTAGE CALCULATION.

What is the Contract Year of Death?
Contract Year of Death is the number of full 12 month periods starting on the Continuation Date and ending on the Continuing Spouse's date of death.

What is the Earnings Advantage Amount?
We determine the Earnings Advantage amount based upon a percentage of earnings in the contract at the time of the Continuing Spouse's death. For the purpose of this calculation, earnings are defined as (1) minus (2) where

     (1) equals the contract value on the Continuing Spouse's date of death;

     (2) equals the Continuation Net Purchase Payment(s).

What is the Maximum Earnings Advantage Amount?
The Earnings Advantage amount is subject to a maximum. The Maximum Earnings Advantage amount is a percentage of the Continuation Net Purchase Payments.

The Earnings Advantage benefit will only be paid if the Continuing Spouse's date of death is prior to reaching age 95.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE SPOUSAL CONTINUATION PROVISION (IN ITS ENTIRETY OR ANY COMPONENT) AT ANY TIME ON PROSPECTIVELY ISSUED CONTRACTS.

APPENDIX E - HYPOTHETICAL EXAMPLE OF THE OPERATION OF THE INCOME PROTECTOR
PROGRAM:
--------------------------------------------------------------------------------

This table assumes a $100,000 initial investment in a Non-qualified contract, the election of the optional Income Protector Program at contract issue, with no withdrawals, additional payments or premium taxes, no election of Seasons Rewards, Seasons Estate Advantage, Earnings Advantage or Seasons Promise.

-----------------------------------------------------------------------------------------------------------------------------
                                           ANNUAL INCOME IF YOU ANNUITIZE ON THE FOLLOWING CONTRACT ANNIVERSARIES:
                                                           9                  10                 15                 20
 IF AT ISSUE YOU ARE...                1-8              (AGE 69)           (AGE 70)           (AGE 75)           (AGE 80)
-----------------------------------------------------------------------------------------------------------------------------
  Male (M), Age 60*                    N/A               6,480              6,672              7,716              8,832
-----------------------------------------------------------------------------------------------------------------------------
  Female (F), Age 60*                  N/A               5,700              5,880              6,900              8,112
-----------------------------------------------------------------------------------------------------------------------------
  M and F, Age 60**                    N/A               4,920              5,028              5,544              5,928
-----------------------------------------------------------------------------------------------------------------------------

*  Life Annuity with 10 Year Period Certain
** Joint and 100% Survivor Annuity with 20 Year Period Certain

The Income Protector may not be available in your state. Please consult your financial advisor for information regarding availability of this program in your state.

Election of the Income Protector Program is not permitted if the Seasons Promise or Seasons Income Rewards benefit is elected.

Please forward a copy (without charge) of the Seasons Select(II) Variable Annuity Statement of Additional Information to:

              (Please print or type and fill in all information.)

       ------------------------------------------------------------------
         Name

       ------------------------------------------------------------------
         Address

       ------------------------------------------------------------------
         City/State/Zip

       ------------------------------------------------------------------

       Date: ------------ Signed: ---------------------------------------

Return to: AIG SunAmerica Life Assurance Company, Annuity Service Center, P.O. Box 52499, Los Angeles, California 90054-0299

                                                 As filed pursuant to Rule 497
                                                 under the Securities Act of
                                                 1933 and 1940 Registration No.
                                                 333-08859 and 811-7727





                       STATEMENT OF ADDITIONAL INFORMATION
                        FIXED AND VARIABLE GROUP DEFERRED
                           ANNUITY CONTRACTS ISSUED BY
                         VARIABLE ANNUITY ACCOUNT FIVE
                            Seasons Variable Annuity
                DEPOSITOR: AIG SUNAMERICA LIFE ASSURANCE COMPANY


     This Statement of Additional Information is not a prospectus; it should be read with the prospectus dated May 3, 2004, relating to the annuity contracts described above, a copy of which may be obtained without charge by calling 800/445-SUN2 or by written request addressed to:

                     AIG SunAmerica Life Assurance Company
                             Annuity Service Center
                                 P.O. Box 54299
                       Los Angeles, California 90054-0299

      THE DATE OF THIS STATEMENT OF ADDITIONAL INFORMATION IS MAY 3, 2004.

                              TABLE OF CONTENTS




                                                                            PAGE
                                                                            ----
Separate Account..........................................................     2
General Account...........................................................     2
Performance Data..........................................................     3
Income Payments...........................................................     3
Annuity Unit Values.......................................................     4
Taxes.....................................................................     6
Distribution of Contracts.................................................    11
Financial Statements......................................................    12

                                SEPARATE ACCOUNT

Variable Annuity Account Five was originally established by AIG SunAmerica Life Assurance Company (the "Company") on July 3, 1996 pursuant to the provisions of Arizona law, as a segregated asset account of the Company. The separate account meets the definition of a "separate account" under the federal securities laws and is registered with the SEC as a unit investment trust under the Investment Company Act of 1940. This registration does not involve supervision of the management of the separate account or the Company by the SEC.

The assets of the separate account are the property of the Company. However, the assets of the separate account, equal to its reserves and other contract liabilities, are not chargeable with liabilities arising out of any other business the Company may conduct.

Income, gains, and losses, whether or not realized, from assets allocated to the separate account are credited to or charged against the separate account without regard to other income, gains, or losses of the Company.

The separate account is divided into Strategies, with the assets of each Strategy invested in the shares of one or more underlying investment portfolios. The Company does not guarantee the investment performance of the separate account, its Strategies or the underlying investment portfolios. Values allocated to the separate account and the amount of variable annuity payments will vary with the values of shares of the underlying investment portfolios, and are also reduced by insurance charges and fees.

The basic objective of a variable annuity contract is to provide variable annuity payments which will be to some degree responsive to changes in the economic environment, including inflationary forces and changes in rates of return available from various types of investments. The contract is designed to seek to accomplish this objective by providing that variable annuity payments will reflect the investment performance of the separate account with respect to amounts allocated to it both before and after the Annuity Date. Since the separate account is always fully invested in shares of the underlying investment portfolios, its investment performance reflects the investment performance of those entities. The values of such shares held by the separate account fluctuate and are subject to the risks of changing economic conditions as well as the risk inherent in the ability of the underlying funds' managements to make necessary changes in their Strategies to anticipate changes in economic conditions. Therefore, the owner bears the entire investment risk that the basic objectives of the contract may not be realized, and that the adverse effects of inflation may not be lessened. There can be no assurance that the aggregate amount of variable annuity payments will equal or exceed the Purchase Payments made with respect to a particular account for the reasons described above, or because of the premature death of an Annuitant.

Another important feature of the contract related to its basic objective is the Company's promise that the dollar amount of variable annuity payments made during the lifetime of the Annuitant will not be adversely affected by the actual mortality experience of the Company or the actual expenses incurred by the Company in excess of expense deductions provided for in the contract (although the Company does not guarantee the amounts of the variable annuity payments).

                                GENERAL ACCOUNT

The General Account is made up of all of the general assets of the Company other than those allocated to the separate account or any other segregated asset account of the Company. A Purchase Payment may be allocated to fixed and/or DCA fixed account options of various available periods offered in connection with the General Account, as elected by the owner purchasing a contract. Assets supporting amounts allocated to a fixed investment option become part of the Company's general account assets and are available to fund the claims of all classes of customers of the Company, as well as of its creditors. Accordingly, all of the Company's assets held in the general account will be available to fund the Company's obligations under the contracts as well as such other claims.

The Company will invest the assets of the general account in the manner chosen by the Company and allowed by applicable state laws regarding the nature and quality of investments that may be made by life insurance companies and the percentage of their assets that may be committed to any particular type of investment. In general, these laws permit investments, within specified limits and subject to certain qualifications, in federal, state and municipal obligations, corporate bonds, preferred and common stocks, real estate mortgages, real estate and certain other investments.


                                PERFORMANCE DATA

The Separate Account may advertise "total return" data for its Strategies. Total return figures are based on historical data and are not intended to indicate future performance. The "total return" for a Strategy is a computed rate of return that, when compounded annually over a stated period of time and applied to a hypothetical initial investment in a contract funded by that Strategy made at the beginning of the period, will produce the same contract value at the end of the period that the hypothetical investment would have produced over the same period (assuming a complete redemption of the contract at the end of the period.) The effect of applicable Withdrawal Charges due to the assumed redemption will be reflected in the return figures, but may be omitted in additional return figures given for comparison.

          P(1+T) to the power of n = ERV

where:       P = a hypothetical initial payment of $1,000
             T = average annual total return
             n = number of years

       ERV = redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5, or 10 year period as of the end of the period (or fractional portion thereof).

The total return figures reflect the effect of both non-recurring and recurring charges. The applicable Withdrawal Charge (if any) is deducted as of the end of the period, to reflect the effect of the assumed complete redemption. Total return figures are derived from historical data and are not intended to be a projection of future performance.

                                 INCOME PAYMENTS

INITIAL INCOME PAYMENT

    The initial income payment is determined by taking the contract value, less any premium tax, less any Market Value Adjustment that may apply in the case of a premature annuitization of certain guarantee amounts, and then applying it to the annuity table specified in the contract. Those tables are based on a set amount per $1,000 of proceeds applied. The appropriate rate must be determined by the sex (except where, as in the case of certain Qualified contracts and other employer-sponsored retirement plans, such classification is not permitted) and age of the Annuitant and designated second person, if any.

The dollars applied are then divided by 1,000 and the result multiplied by the appropriate annuity factor appearing in the table to compute the amount of the first monthly annuity payment. In the case of a variable annuity, that amount is divided by the value of an Annuity Unit as of the Annuity Date to establish the number of Annuity Units representing each variable annuity payment. The number of Annuity Units determined for the first variable annuity payment remains constant for the second and subsequent monthly variable annuity payments, assuming that no reallocation of contract values is made.

SUBSEQUENT MONTHLY PAYMENTS

For a fixed annuity, the amount of the second and each subsequent monthly income payment is the same as that determined above for the first monthly payment.

The amount of the second and each subsequent monthly variable income payment is determined by multiplying the number of Annuity Units, as determined in connection with the determination of the initial monthly payment, above, by the Annuity Unit Value as of the day preceding the date on which each annuity payment is due.


                              ANNUITY UNIT VALUES

The value of an Annuity Unit is determined independently for each STRATEGY.

The annuity tables contained in the contract are based on a 3.5% per annum assumed investment rate. If the actual net investment rate experienced by a Strategy exceeds 3.5%, variable annuity payments derived from allocations to that Strategy will increase over time. Conversely, if the actual rate is less than 3.5%, variable annuity payments will decrease over time. If the net investment rate equals 3.5%, the variable annuity payments will remain constant. If a higher assumed investment rate had been used, the initial monthly payment would be higher, but the actual net investment rate would also have to be higher in order for annuity payments to increase (or not to decrease).

The payee receives the value of a fixed number of Annuity Units each month. The value of a fixed number of Annuity Units will reflect the investment performance of the Strategies elected, and the amount of each annuity payment will vary accordingly.

For each Strategy, the value of an Annuity Unit is determined by multiplying the Annuity Unit value for the preceding month by the Net Investment Factor for the month for which the Annuity Unit value is being calculated. The result is then multiplied by a second factor which offsets the effect of the assumed net investment rate of 3.5% per annum which is assumed in the annuity tables contained in the contract.

NET INVESTMENT FACTOR

The Net Investment Factor ("NIF") is an index applied to measure the net investment performance of a Strategy from one month to the next. The NIF may be greater or less than or equal to one; therefore, the value of an Annuity Unit may increase, decrease or remain the same.

The NIF for any Strategy for a certain month is determined by dividing (a) by
(b) where:

    (a) is the Accumulation Unit value of the Strategy determined as of the end of that month, and

    (b) is the Accumulation Unit value of the Strategy determined as of the end of the preceding month.

The NIF for a Strategy for a given month is a measure of the net investment performance of the Strategy from the end of the prior month to the end of the given month. A NIF of 1.000 results from no change; a NIF greater than 1.000 results from an increase; and a NIF less than 1.000 results from a decrease. The NIF is increased (or decreased) in accordance with the increases (or decreases, respectively) in the value of the shares of the underlying investment portfolios in which the Strategy invests; it is also reduced by separate account asset charges.

ILLUSTRATIVE EXAMPLE

Assume that one share of a given Strategy had an Accumulation Unit value of $11.46 as of the close of the New York Stock Exchange ("NYSE") on the last business day in September; that its Accumulation Unit value had been $11.44 at the close of the NYSE on the last business day at the end of the previous month. The NIF for the month of September is:

                              NIF = ($11.46/$11.44)
                                  = 1.00174825

ILLUSTRATIVE EXAMPLE

The change in Annuity Unit value for a Strategy from one month to the next is determined in part by multiplying the Annuity Unit value at the prior month end by the NIF for that Strategy for the new month. In addition, however, the result of that computation must also be multiplied by an additional factor that takes into account, and neutralizes, the assumed investment rate of 3.5 percent per annum upon which the annuity payment tables are based. For example, if the net investment rate for a Strategy (reflected in the NIF) were equal to the assumed investment rate, the variable annuity payments should remain constant (i.e., the Annuity Unit value should not change). The monthly factor that neutralizes the assumed investment rate of 3.5 percent per annum is:

                        1/[(1.035)/\(1/12)] = 0.99713732

In the example given above, if the Annuity Unit value for the Strategy was $10.103523 on the last business day in August, the Annuity Unit value on the last business day in September would have been:

               $10.103523 x 1.00174825 x 0.99713732 = $10.092213

                           VARIABLE ANNUITY PAYMENTS

ILLUSTRATIVE EXAMPLE

    Assume that a male owner, P, owns a contract in connection with which P has allocated all of his contract value to a single Strategy. P is also the sole Annuitant and, at age 60, has elected to annuitize his contract as a life annuity with 120 monthly payments guaranteed. As of the last valuation preceding the Annuity Date, P's Account was credited with 7543.2456 Accumulation Units each having a value of $15.432655, (i.e., P's Account Value is equal to 7543.2456 x $15.432655 = $116,412.31). Assume also that the Annuity Unit value for the Strategy on that same date is $13.256932, and that the Annuity Unit value on the day immediately prior to the second annuity payment date is $13.327695.

P's first variable annuity payment is determined from the annuity rate tables in P's contract, using the information assumed above. From the tables, which supply monthly annuity payments for each $1,000 of applied contract value, P's first variable annuity payment is determined by multiplying the monthly installment of $5.42 (Option 4 tables, male Annuitant age 60 at the Annuity Date) by the result of dividing P's account value by $1,000:

             First Payment = $5.42 x ($116,412.31/$1,000) = $630.95

The number of P's Annuity Units (which will be fixed; i.e., it will not change unless he transfers his Account to another Account) is also determined at this time and is equal to the amount of the first variable annuity payment divided by the value of an Annuity Unit on the day immediately prior to annuitization:

                 Annuity Units = $630.95/$13.256932 = 47.593968

P's second variable annuity payment is determined by multiplying the number of Annuity Units by the Annuity Unit value as of the day immediately prior to the second payment due date:

               Second Payment = 47.593968 x $13.327695 = $634.32

The third and subsequent variable annuity payments are computed in a manner similar to the second variable annuity payment.

Note that the amount of the first variable annuity payment depends on the contract value in the relevant Strategy on the Annuity Date and thus reflects the investment performance of the STRATEGY net of fees and charges during the Accumulation Phase. The amount of that payment determines the number of Annuity Units, which will remain constant during the Annuity Phase (assuming no transfers from the Strategy). The net investment performance of the Strategy during the Annuity Phase is reflected in continuing changes during this phase in the Annuity Unit value, which determines the amounts of the second and subsequent variable annuity payments.

                                      TAXES

General

Note: We have prepared the following information on taxes as a general discussion of the subject. It is not intended as tax advice to any individual. You should consult your own tax adviser about your own circumstances.

Section 72 of the Internal Revenue Code of 1986, as amended (the "Code" or "IRC") governs taxation of annuities in general. An owner is not taxed on increases in the value of a contract until distribution occurs, either in the form of a non-annuity distribution or as income payments under the annuity option elected. For a lump sum payment received as a total surrender (total redemption), the recipient is taxed on the portion of the payment that exceeds the cost basis of the contract. For a payment received as a withdrawal (partial redemption), federal tax liability is determined on a last-in, first-out basis, meaning taxable income is withdrawn before the cost basis of the contract is withdrawn. A different rule applies to Purchase Payments made (including, if applicable, in the case of a contract issued in exchange for a prior contract) prior to August 14, 1982. Those Purchase Payments are considered withdrawn first for federal income tax purposes, followed by earnings on those Purchase Payments. For contracts issued in connection with Nonqualified plans, the cost basis is generally the Purchase Payments, while for contracts issued in connection with Qualified plans there may be no cost basis. The taxable portion of the lump sum payment is taxed at ordinary income tax rates. Tax penalties may also apply.

For annuity payments, the portion of each payment that is in excess of the exclusion amount is includible in taxable income. The exclusion amount for payments based on a fixed annuity option is determined by multiplying the payment by the ratio that the cost basis of the Contract (if any, and adjusted for any period or refund feature) bears to the expected return under the Contract. The exclusion amount for payments based on a variable annuity option is determined by dividing the cost basis of the Contract (adjusted for any period certain or refund guarantee) by the number of years over which the annuity is expected to be paid. Payments received after the investment in the Contract has been recovered (i.e. when the total of the excludable amount equals the investment in the Contract) are fully taxable. The taxable portion is taxed at ordinary income tax rates. For certain types of Qualified Plans there may be no cost basis in the Contract within the meaning of Section 72 of the Code. Owners, annuitants and beneficiaries under the Contracts should seek competent financial advice about the tax consequences of any distributions.

The Company is taxed as a life insurance company under the Code. For federal income tax purposes, the Separate Account is not a separate entity from the Company and its operations form a part of the Company.

Withholding Tax on Distributions

The Code generally requires the Company (or, in some cases, a plan administrator) to withhold tax on the taxable portion of any distribution or withdrawal from a contract. For "eligible rollover distributions" from contracts issued under certain types of Qualified plans, not including IRAs, 20% of the distribution must be withheld, unless the payee elects to have the distribution "rolled over" to another eligible plan in a direct "trustee to trustee" transfer. This requirement is mandatory and cannot be waived by the owner. Withholding on other types of distributions, including rollovers from IRAs can be waived.

An "eligible rollover distribution" is the taxable portion of any amount received by a covered employee from a traditional IRA or retirement plan qualified under Sections 401(a) or 403(a) or, if from a plan of a governmental employer, under Section 457(b) of the Code, or from a tax-sheltered annuity qualified under Section 403(b) of the Code other than (1) substantially equal periodic payments calculated using the life (or life expectancy) of the employee, or joint lives (or joint life expectancies) of the employee and his or her designated Beneficiary, or for a specified period of ten years or more; (2) financial hardship withdrawals; and (3) minimum distributions required to be made under the Code. Failure to "roll over" the entire amount of an eligible rollover distribution (including an amount equal to the 20% portion of the distribution that was withheld) could have adverse tax consequences, including the imposition of a penalty tax on premature withdrawals, described later in this section.

Withdrawals or distributions from a contract other than eligible rollover distributions are also subject to withholding on the taxable portion of the distribution, but the owner may elect in such cases to waive the withholding requirement. If not waived, withholding is imposed (1) for periodic payments, at the rate that would be imposed if the payments were wages, or (2) for other distributions, at the rate of 10%. If no withholding exemption certificate is in effect for the payee, the rate under (1) above is computed by treating the payee as a married individual claiming 3 withholding exemptions.

Diversification -- Separate Account Investments

Section 817(h) of the Code imposes certain diversification standards on the underlying assets of Nonqualified variable annuity contracts. These requirements generally do not apply to Qualified Contracts, which are considered "Pension Plan Contracts" for purposes of these Code requirements. The Code provides that a variable annuity contract will not be treated as an annuity contract for any period (and any subsequent period) for which the investments are not adequately diversified, in accordance with regulations prescribed by the United States Treasury Department ("Treasury Department"). Disqualification of the contract as an annuity contract would result in imposition of federal income tax to the owner with respect to earnings allocable to the contract prior to the receipt of any payments under the contract. The Code contains a safe harbor provision which provides that annuity contracts, such as your contract, meet the diversification requirements if, as of the close of each calendar quarter, the underlying assets meet the diversification standards for a regulated investment company, and no more than 55% of the total assets consist of cash, cash items, U.S. government securities and securities of other regulated investment companies.

The Treasury Department has issued regulations which establish diversification requirements for the investment portfolios underlying variable contracts such as the contracts. The regulations amplify the diversification requirements for variable contracts set forth in the Code and provide an alternative to the safe harbor provision described above. Under the regulations an investment portfolio will be deemed adequately diversified if (1) no more than 55% of the value of the total assets of the portfolio is represented by any one investment; (2) no more than 70% of the value of the total assets of the portfolio is represented by any two investments; (3) no more than 80% of the value of the total assets of the portfolio is represented by any three investments; and (4) no more than 90% of the value of the total assets of the portfolio is represented by any four investments. For purposes of determining whether or not the diversification standards imposed on the underlying assets of variable contracts by Section 817(h) of the Code have been met, "each United States government agency or instrumentality shall be treated as a separate issuer."

Non-Natural Owners

Under Section 72(u) of the Code, the investment earnings on premiums for the Contracts will be taxed currently to the Owner if the Owner is a non-natural person, e.g., a corporation or certain other entities. Such Contracts generally will not be treated as annuities for federal income tax purposes. However, this treatment is not applied to a Contract held by a trust or other entity as an agent for a natural person nor to Contracts held by Qualified Plans. Purchasers should consult their own tax counsel or other tax adviser before purchasing a Contract to be owned by a non-natural person.

Multiple Contracts

The Code provides that multiple Nonqualified annuity contracts which are issued within a calendar year to the same contract owner by one company or its affiliates are treated as one annuity contract for purposes of determining the tax consequences of any distribution. Such treatment may result in adverse tax consequences including more rapid taxation of the distributed amounts from such combination of contracts. For purposes of this rule, contracts received in a
Section 1035 exchange will be considered issued in the year of the exchange. (However, they may be treated as issued on the issue date of the contract being exchanged, for certain purposes, including for determining whether the contract is an immediate annuity contract.) Owners should consult a tax adviser prior to purchasing more than one Nonqualified annuity contract from the same issuer in any calendar year.

Tax Treatment of Assignments of Qualified Contracts

Generally, a Qualified contract, including an IRA, may not be assigned or pledged. One exception to this rule is if the assignment is part of a permitted loan program under an employer-sponsored plan or pursuant to a qualified domestic relations order meeting the requirements of the plan or arrangement under which the contract is issued (or, in the case of an IRA, pursuant to a domestic relations order.)

Tax Treatment of Gifting, Assigning, or Transferring Ownership of a Nonqualified Contract

If you transfer ownership of your Nonqualified Contract to a person other than your spouse (or former spouse if incident to divorce) you will be taxed on the earnings above the purchase payments at the time of transfer. If you transfer ownership of your Nonqualified Contract and receive payment less than the Contract's value, you will also be liable for the tax on the Contract's value above your purchase payments not previously withdrawn. The new Contract owner's purchase payments (basis) in the Contract will be increased to reflect the amount included in your taxable income.

Trustee to Trustee Transfers of Qualified Contracts

The IRC limits the withdrawal of Purchase Payments from certain Tax-Sheltered Annuities (TSAs) and certain other Qualified contracts. Withdrawals can only be made when an owner: (1) reaches age 59 1/2; (2) separates from employment from the employer sponsoring the plan; (3) dies; (4) becomes disabled (as defined in the IRC); or (5) experiences a financial hardship (as defined in the IRC). In the case of hardship, the owner can only withdraw Purchase Payments. Transfers of amounts from one Qualified contract to another Qualified contract of the same plan type or to a state defined benefit plan to purchase service credits are not considered distributions, and thus are not subject to these withdrawal limitations. Such transfers may, however, be subject to limitations under the annuity contract.

Partial 1035 Exchanges

Section 1035 of the Code provides that an annuity contract may be exchanged in a tax-free transaction for another annuity contract. Historically, it was generally understood that only the exchange of an entire annuity contract, as opposed to a partial exchange, would be respected by the IRS as a tax-free exchange. In 1998, the U.S. Tax Court ruled that the direct transfer of a portion of an annuity contract into another annuity contract qualified as a tax-free exchange. In 1999, the IRS acquiesced in that Tax Court decision, but stated that it would nonetheless continue to challenge partial exchange transactions under certain circumstances. In Notice 2003-51, published on July 9, 2003, the IRS announced that, pending the publication of final regulations, it will consider all the facts and circumstances to determine whether a partial exchange and subsequent withdrawal from, or surrender of, either the surviving annuity contract or the new annuity contract within 24 months of the partial exchange should be treated as an integrated transaction, and thus whether the two contracts should be treated as a single contract to determine the tax treatment of the surrender or withdrawal under Section 72 of the Code. Although Notice 2003-51 and the IRS's acquiescence in the Tax Court decision indicate that the IRS will respect partial exchanges of annuity contracts under certain circumstances, uncertainty remains, and owners should seek their own tax advice regarding such transactions and the tax risks associated with subsequent surrenders or withdrawals.

Qualified Plans

The contracts offered by this prospectus are designed to be suitable for use under various types of Qualified plans. Taxation of owners in each Qualified plan varies with the type of plan and terms and conditions of each specific plan. Owners and Beneficiaries are cautioned that benefits under a Qualified plan may be subject to limitations under the employer-sponsored plan, in addition to the terms and conditions of the contracts issued pursuant to the plan.

Following are general descriptions of the types of Qualified plans with which the contracts may be used. Such descriptions are not exhaustive and are for general information purposes only. The tax rules regarding Qualified plans are very complex and will have differing applications depending on individual facts and circumstances. Each purchaser should obtain competent tax advice prior to purchasing a contract issued under a Qualified plan.

Contracts issued pursuant to Qualified plans include special provisions restricting contract provisions that may otherwise be available and described in this prospectus. Generally, contracts issued pursuant to Qualified plans are not transferable except upon surrender or annuitization. Various penalty and excise taxes may apply to contributions or distributions made in violation of applicable limitations. Furthermore, certain contractual withdrawal penalties and restrictions may apply to surrenders from Qualified contracts.

(a) Plans of Self-Employed Individuals: "H.R. 10 Plans"

Section 401 of the Code permits self-employed individuals to establish Qualified plans for themselves and their employees, commonly referred to as "H.R. 10" or "Keogh" Plans. Contributions made to the plan for the benefit of the employees will not be included in the gross income of the employees until distributed from the plan. The tax consequences to owners may vary depending upon the particular plan design. However, the Code places limitations and restrictions on these plans, such as: amounts of allowable contributions; form, manner and timing of distributions; vesting and non-forfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions, withdrawals and surrenders. Purchasers of contracts for use with an H.R. 10 Plan should obtain competent tax advice as to the tax treatment and suitability of such an investment.

(b) Tax-Sheltered Annuities

Section 403(b) of the Code permits the purchase of "tax-sheltered annuities" by public schools and certain charitable, education and scientific organizations described in Section 501(c)(3) of the Code. These qualifying employers may make contributions to the contracts for the benefit of their employees. Such contributions are not includible in the gross income of the employee until the employee receives distributions from the contract. The amount of contributions to the tax-sheltered annuity is limited to certain maximums imposed by the Code.

One of these limits, on the amount that the employee may contribute on a voluntary basis, is imposed by the annuity contract as well as by the Code. That limit for 2004 is $13,000. The limit may be increased by up to $3,000 for certain employees with at least fifteen years of full-time equivalent service with the employer, and by an additional $3,000 in 2004 for employees age 50 or older, provided that other applicable requirements are satisfied. Total combined employer and employee contributions for 2004 may not exceed the lessor of $41,000 or 100% of compensation. Furthermore, the Code sets forth additional restrictions governing such items as transferability, distributions, nondiscrimination and withdrawals. Any employee should obtain competent tax advice as to the tax treatment and suitability of such an Investment.

(c) Individual Retirement Annuities

Section 408(b) of the Code permits eligible individuals to contribute to an individual retirement program known as a traditional "Individual Retirement Annuity" ("IRA"). Under applicable limitations, certain amounts may be contributed to an IRA which will be deductible from the individual's gross income. The ability to deduct an IRA contribution to a traditional IRA is subject to limits based upon income levels, retirement plan participation status, and other factors. The maximum IRA (traditional and/or Roth) contribution for 2004 is the lessor of $3,000 or 100% of compensation. Individuals age 50 or older may be able to contribute an additional $500 in 2004. IRAs are subject to limitations on eligibility, contributions, transferability and distributions. Sales of contracts for use with IRAs are subject to special requirements imposed by the Code, including the requirement that certain informational disclosure be given to persons desiring to establish an IRA. Purchasers of contracts to be qualified as IRAs should obtain competent tax advice as to the tax treatment and suitability of such an investment.

(d) Roth IRAs

Section 408(A) of the Code permits an individual to contribute to an individual retirement program called a Roth IRA. Contributions to a Roth IRA are not deductible but distributions are tax-free if certain requirements are satisfied. The maximum IRA (traditional and/or Roth) contribution for 2004 is the lessor of $3,000 or 100% of compensation. Individuals age 50 or older may be able to contribute an additional $500 in 2004. Unlike traditional IRAs, to which everyone can contribute even if they cannot deduct the full contribution, income limits for Roth IRAs are limitations on who can establish such a contract. Generally, you can contribute to a Roth IRA if you have taxable compensation and your modified adjusted gross income is less than: $160,000 for married filing jointly or qualifying widow(er), $10,000 for married filing separately and you lived with your spouse at any time during the year, and $110,000 for single, head of household, or married filing separately and you did not live with your spouse at any time during the year. Certain persons may be eligible to convert a traditional IRA into a Roth IRA.

Conversion into Roth IRAs normally require taxes to be paid on any previously untaxed amounts included in the amount converted. If the Contracts are made available for use with Roth IRAs, they may be subject to special requirements imposed by the Internal Revenue Service ("IRS"). Purchasers of the Contracts for this purpose will be provided with such supplementary information as may be required by the IRS or other appropriate agency.

(e) Pension and Profit-Sharing Plans

Sections 401(a) of the Code permits certain employers to establish various types of retirement plans, including 401(k) plans, for employees. However, public employers may not establish new 401(k) plans. These retirement plans may permit the purchase of the contracts to provide benefits under the plan. Contributions to the plan for the benefit of employees will not be includible in the gross income of the employee until distributed from the plan. The tax consequences to owners may vary depending upon the particular plan design. However, the Code places limitations on all plans on such items as amount of allowable contributions; form, manner and timing of distributions; vesting and non-forfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions, withdrawals and surrenders. Purchasers of contracts for use with pension or profit sharing plans should obtain competent tax advice as to the tax treatment and suitability of such an investment.

(f) Deferred Compensation Plans - Section 457(b)

Under Section 457(b) of the Code, governmental and certain other tax-exempt employers may establish, for the benefit of their employees, deferred compensation plans, which may invest in annuity contracts. The Code, as in the case of Qualified plans, establishes limitations and restrictions on eligibility, contributions and distributions. Under these plans, contributions made for the benefit of the employees will not be includible in the employees' gross income until distributed from the plan. Funds in a non-governmental 457(b) plan remain assets of the employer and are subject to claims by the creditors of the employer. As of January 1, 1999, all 457(b) plans of state and local governments must hold assets and income in a qualifying trust, custodial account, or annuity contract for the exclusive benefit of participants and their Beneficiaries.

Economic Growth and Tax Relief Reconciliation Act of 2001

For tax years beginning in 2002, the Economic Growth and Tax Relief Reconciliation Act of 2001 (EGTRRA) expands the range of eligible tax-free rollover distributions that may be made among qualified contracts. The changes made to the IRC by EGTRRA are scheduled to expire on December 31, 2010. Congress may, however, decide to promulgate legislation making the changes permanent or delaying their expiration.

                           DISTRIBUTION OF CONTRACTS

The contracts are offered through AIG SunAmerica Capital Services, Inc., located at Harborside Financial Center, 3200 Plaza 5, Jersey City, New Jersey 07311.
AIG SunAmerica Capital Services, Inc. is registered as a broker-dealer under the Securities Exchange Act of 1934, as amended, and is a member of the National Association of Securities Dealers, Inc. The Company and AIG SunAmerica Capital Services, Inc. are each an indirect wholly owned subsidiary of AIG SunAmerica Inc. No Underwriting fees are paid in connection with the distribution of the Contracts.

Contracts are offered on a continuous basis.

                              FINANCIAL STATEMENTS

The consolidated financial statements of AIG SunAmerica Life Assurance Company at December 31, 2003 and 2002, and for each of the three years in the period ended December 31, 2003, are presented in this Statement of Additional Information. The consolidated financial statements of the Company should be considered only as bearing on the ability of the Company to meet its obligation under the contracts for amounts allocated to the fixed and DCA fixed account options. The financial statements of Variable Annuity Account Five at April 30, 2003, and for each of the two years in the period ended April 30, 2003, are also presented herein.


PricewaterhouseCoopers LLP, 350 South Grand Avenue, Los Angeles, California 90071, serves as the independent accountants for the Separate Account and the Company. The financial statements referred to above have been so included in reliance on the reports of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.

                       STATEMENT OF ADDITIONAL INFORMATION

          FIXED AND VARIABLE GROUP DEFERRED ANNUITY CONTRACTS ISSUED BY

                         VARIABLE ANNUITY ACCOUNT FIVE
                       Seasons Select II Variable Annuity

                DEPOSITOR: AIG SUNAMERICA LIFE ASSURANCE COMPANY

This Statement of Additional Information is not a prospectus; it should be read with the prospectus dated May 3, 2004, relating to the annuity contracts described above, a copy of which may be obtained without charge by calling 800/445-SUN2 or by written request addressed to:

                     AIG SUNAMERICA LIFE ASSURANCE COMPANY
                             ANNUITY SERVICE CENTER
                                  PO. BOX 54299
                       LOS ANGELES, CALIFORNIA 90054-0299


      THE DATE OF THIS STATEMENT OF ADDITIONAL INFORMATION IS MAY 3, 2004.

TABLE OF CONTENTS
Separate Account............................................    3

General Account.............................................    3

Performance Data............................................    4

Annuity Payments............................................    7

Income Protector............................................    8

Annuity Unit Values.........................................   10

Taxes.......................................................   11

Distribution of Contracts...................................   16

Financial Statements........................................   16


SEPARATE ACCOUNT
--------------------------------------------------------------------------------

Variable Annuity Account Five was originally established by AIG SunAmerica Life Assurance Company (the "Company") on July 3, 1996 pursuant to the provisions of Arizona law, as a segregated asset account of the Company. The separate account meets the definition of a "separate account" under the federal securities laws and is registered with the SEC as a unit investment trust under the Investment Company Act of 1940. This registration does not involve supervision of the management of the separate account or the Company by the SEC.

The assets of the separate account are the property of the Company. However, the assets of the separate account, equal to its reserves and other contract liabilities, are not chargeable with liabilities arising out of any other business the Company may conduct.

Income, gains, and losses, whether or not realized, from assets allocated to the separate account are credited to or charged against the separate account without regard to other income, gains, or losses of the Company.

The separate account is divided into SELECT PORTFOLIOS, FOCUSED PORTFOLIOS and STRATEGIES ("Variable Portfolios"), with the assets of each Variable Portfolio invested in the shares of one or more underlying investment portfolios. The Company does not guarantee the investment performance of the separate account, its Variable Portfolios or the underlying investment portfolios. Values allocated to the separate account and the amount of variable annuity payments will vary with the values of shares of the underlying investment portfolios, and are also reduced by insurance charges and fees.

The basic objective of a variable annuity contract is to provide variable annuity payments which will be to some degree responsive to changes in the economic environment, including inflationary forces and changes in rates of return available from various types of investments. The contract is designed to seek to accomplish this objective by providing that variable annuity payments will reflect the investment performance of the separate account with respect to amounts allocated to it both before and after the Annuity Date. Since the separate account is always fully invested in shares of the underlying investment portfolios, its investment performance reflects the investment performance of those entities. The values of such shares held by the separate account fluctuate and are subject to the risks of changing economic conditions as well as the risk inherent in the ability of the underlying funds' managements to make necessary changes in their Variable Portfolios to anticipate changes in economic conditions. Therefore, the owner bears the entire investment risk that the basic objectives of the contract may not be realized, and that the adverse effects of inflation may not be lessened. There can be no assurance that the aggregate amount of variable annuity payments will equal or exceed the Purchase Payments made with respect to a particular account for the reasons described above, or because of the premature death of an Annuitant.

Another important feature of the contract related to its basic objective is the Company's promise that the dollar amount of variable annuity payments made during the lifetime of the Annuitant will not be adversely affected by the actual mortality experience of the Company or the actual expenses incurred by the Company in excess of expense deductions provided for in the contract (although the Company does not guarantee the amounts of the variable annuity payments).

GENERAL ACCOUNT
--------------------------------------------------------------------------------

The General Account is made up of all of the general assets of the Company other than those allocated to the separate account or any other segregated asset account of the Company. A Purchase Payment may be allocated to the fixed and/or DCA fixed account options of various available periods offered in connection with the general account, as elected by the owner purchasing a contract. The DCA fixed accounts are not available if the Seasons Reward Program is elected. Other fixed account options may be available to you. Please refer to your contract for additional information. Assets supporting amounts allocated to a fixed investment option become part of the Company's general account assets and are available to fund the claims of all classes of customers of the Company, as well as of its creditors. Accordingly, all of the Company's assets held in the general account will be available to fund the Company's obligations under the contracts as well as such other claims.

The Company will invest the assets of the general account in the manner chosen by the Company and allowed by applicable state laws regarding the nature and quality of investments that may be made by life insurance companies and the percentage of their assets that may be committed to any particular type of investment. In general, these laws permit investments, within specified limits and subject to certain qualifications, in federal, state and municipal obligations, corporate bonds, preferred and common stocks, real estate mortgages, real estate and certain other investments.

PERFORMANCE DATA
--------------------------------------------------------------------------------

From time to time the separate account may advertise the Cash Management Portfolio's "yield" and "effective yield." Both yield figures are based on historical earnings and are not intended to indicate future performance. The "yield" of the Cash Management Portfolio refers to the net income generated for a contract funded by an investment in the Portfolio (which invests in shares of the Cash Management Portfolio of Seasons Series Trust) over a seven-day period (which period will be stated in the advertisement). This income is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in the Portfolio is assumed to be reinvested at the end of each seven day period. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment. Neither the yield nor the effective yield takes into consideration the effect of any capital changes that might have occurred during the seven day period, nor do they reflect the impact of premium taxes or any withdrawal charges. The impact of other recurring charges (including the mortality and expense risk charge, distribution expense charge and contract maintenance fee) on both yield figures is, however, reflected in them to the same extent it would affect the yield (or effective yield) for a contract of average size.

The Separate Account may advertise "total return" data for its Variable Portfolios. A Variable Portfolio is a sub-account of the separate account which provides for variable investment options available under the contract. Total return figures are based on historical data and are not intended to indicate future performance. The "total return" for a Variable Portfolios is a computed rate of return that, when compounded annually over a stated period of time and applied to a hypothetical initial investment in a contract funded by that Variable Portfolio made at the beginning of the period, will produce the same contract value at the end of the period that the hypothetical investment would have produced over the same period (assuming a complete redemption of the contract at the end of the period.) The effect of applicable Withdrawal Charges due to the assumed redemption will be reflected in the return figures, but may be omitted in additional return figures given for comparison.

CASH MANAGEMENT PORTFOLIO

Current yield is computed by first determining the Base Period Return attributable to a hypothetical contract having a balance of one Accumulation Unit at the beginning of a 7 day period using the formula:


For contracts without the Seasons Rewards Program:
--------------------------------------------------


                   Base Period Return = (EV - SV - CMF)/(SV)


For contracts with the Seasons Rewards Program:
------------------------------------------------



                 Base Period Return = (EV - SV - CMF + E)/(SV)


    where:

        SV = value of one Accumulation Unit at the start of a 7 day period

        EV = value of one Accumulation Unit at the end of the 7 day period

        CMF = an allocated portion of the $35 annual Contract Maintenance Fee, prorated for 7 days


        E = Premium Enhancement Rate, prorated for 7 days


The change in the value of an Accumulation Unit during the 7 day period reflects the income received minus any expenses accrued, during such 7 day period. The Contract Maintenance Fee (CMF) is first allocated among the Variable Portfolios and the general account so that each Variable Portfolio's allocated portion of the fee is proportional to the percentage of the number of accounts that have money allocated to that Variable Portfolio. The fee is further reduced, for purposes of the yield computation, by multiplying it by the ratio that the value of the hypothetical contract bears to the value of an account of average size for contracts funded by the Cash Management Portfolio. Finally, as is done with the other charges discussed above, the result is multiplied by the fraction 7/365 to arrive at the portion attributable to the 7 day period.

The current yield is then obtained by annualizing the Base Period Return:

                 Current Yield = (Base Period Return) x (365/7)


The Cash Management Portfolio also quotes an "effective yield" that differs from the current yield given above in that it takes into account the effect of dividend reinvestment in the underlying fund. The effective yield, like the current yield, is derived from the Base Period Return over a 7 day period. However, the effective yield accounts for dividend reinvestment by compounding the current yield according to the formula:


     Effective Yield = [(Base Period Return + 1) TO THE POWER OF 365/7 - 1]


The yield quoted should not be considered a representation of the yield of the Cash Management Portfolio in the future since the yield is not fixed. Actual yields will depend on the type, quality and maturities of the investments held by the underlying fund and changes in interest rates on such investments.



Yield information may be useful in reviewing the performance of the Cash Management Portfolio and for providing a basis for comparison with other investment alternatives. However, the Cash Management Portfolio's yield fluctuates, unlike bank deposits or other investments that typically pay a fixed yield for a stated period of time.


OTHER PORTFOLIOS

The Portfolios of the separate account other than the Cash Management Portfolio compute their performance data as "total return."

Total return for a Portfolio represents a single computed annual rate of return that, when compounded annually over a specified time period (one, five, and ten years, or since inception) and applied to a hypothetical initial investment in a contract funded by that Portfolio made at the beginning of the period, will produce the same contract value at the end of the period that the hypothetical investment would have produced over the same period. The total rate of return
(T) is computed so that it satisfies the formula:


For contracts without the Seasons Rewards Program:
--------------------------------------------------


                       P (1 + T) TO THE POWER OF n = ERV


For contracts with the Seasons Rewards Program:
------------------------------------------------



                   [P (1 + E)](1 + T) TO THE POWER OF n = ERV


    where:

        P = a hypothetical initial payment of $1,000

        T = average annual total return

        n = number of years


        E = Payment Enhancement Rate


        ERV = redeemable value of a hypothetical $1,000 payment made at the beginning of the 1,5 or 10 year period as of the end of the period (or fractional portion thereof)

Standardized performance for the Portfolios and Strategies available in this contract reflect total returns using the method of computation discussed below:

    - Using the seven year surrender charge schedule available on contracts issued without the Seasons Rewards Program. No enhancement is reflected under the calculation, as the Payment Enhancement is not available unless the Seasons Rewards is elected; AND


    - Using the nine year surrender charge schedule available on contracts issued with the Seasons Rewards Program, including the minimum Upfront Payment Enhancement of 2% of Purchase Payments and calculating the value after redemption only based on the initial $1,000 Purchase Payment.


We may, from time to time, advertise other variations of performance along with the standardized performance as described above. We may, in sales literature, show performance only applicable to one surrender charge schedule to a contract holder who has already the contract with or without the Seasons Rewards Program. However, we will not report performance for the contract featuring the Seasons Rewards Program, unless net of withdrawal charges.

The total return figures reflect the effect of both non-recurring and recurring charges. The applicable Withdrawal Charge (if any) is deducted as of the end of the period, to reflect the effect of the assumed complete redemption. Total return figures are derived from historical data and are not intended to be a projection of future performance. Variable Annuity Account Five also funds two other contracts (Seasons and Seasons Select) which have been in existence longer than the Seasons Select II Variable Annuity. The Strategies in Seasons Select II are also available in the Seasons contract and have been since 4/15/97. The Select Portfolios have been available since March 1, 1999 and the Focused Portfolios since July 5, 2000 in the Seasons Select contract. The one year and since inception numbers for the Strategies and Portfolios are based on Seasons and Seasons Select historical data (which is adjusted for the fees and charges applicable to Seasons Select II) and represent adjusted actual performance of the separate account.

ANNUITY PAYMENTS
--------------------------------------------------------------------------------

INITIAL ANNUITY PAYMENT

The initial annuity payment is determined by taking the contract value, less any premium tax, less any Market Value Adjustment that may apply in the case of a premature annuitization of CERTAIN guarantee amounts, and then applying it to the annuity table specified in the contract. Those tables are based on a set amount per $1,000 of proceeds applied. The appropriate rate must be determined by the sex (except where, as in the case of certain Qualified contracts and other employer-sponsored retirement plans, such classification is not permitted) and age of the Annuitant and designated second person, if any.

The dollars applied are then divided by 1,000 and the result multiplied by the appropriate annuity factor appearing in the table to compute the amount of the first monthly annuity payment. In the case of a variable annuity, that amount is divided by the value of an Annuity Unit as of the Annuity Date to establish the number of Annuity Units representing each variable annuity payment. The number of Annuity Units determined for the first variable annuity payment remains constant for the second and subsequent monthly variable annuity payments, assuming that no reallocation of contract values is made.

SUBSEQUENT MONTHLY PAYMENTS

For a fixed annuity, the amount of the second and each subsequent monthly annuity payment is the same as that determined above for the first monthly payment.

The amount of the second and each subsequent monthly variable annuity payment is determined by multiplying the number of Annuity Units, as determined in connection with the determination of the initial monthly payment, above, by the Annuity Unit Value as of the day preceding the date on which each annuity payment is due.

INCOME PAYMENTS UNDER THE INCOME PROTECTOR FEATURE

If contract holders elect to begin Income Payments using the Income Protector feature, the Income Benefit Base is determined as described in the prospectus. The initial monthly Income Payment is determined by applying the annuitization factor specifically designated for use in conjunction with the Income Protector feature (either in the Contract or in the Endorsement) to the Income Benefit Base and then dividing by 1,000. The Income Benefit Base must be divided by 1,000 since the annuitization factors included in those tables are based on a set amount per $1,000 of Income Benefit Base. The amount of the second and each subsequent Income Payment is the same as the first monthly payment. The appropriate rate must be determined by the gender (except where, as in the case of certain Qualified contracts and other employer-sponsored retirement plans, such classification is not permitted) and age of the Annuitant and designated Joint Annuitant, if any, and the Income Option selected.

ANNUITY UNIT VALUES
--------------------------------------------------------------------------------

The value of an Annuity Unit is determined independently for each Variable Portfolio. The annuity tables contained in the contract are based on a 3.5% per annum assumed investment rate. If the actual net investment rate experienced by a Variable Portfolio exceeds 3.5010, variable annuity payments derived from allocations to that Variable Portfolio will increase over time. Conversely, if the actual rate is less than 3.5%, variable annuity payments will decrease over time. If the net investment rate equals 3.5%, the variable annuity payments will remain constant. If a higher assumed investment rate had been used, the initial monthly payment would be higher, but the actual net investment rate would also have to be higher in order for annuity payments to increase (or not to decrease).

The payee receives the value of a fixed number of Annuity Units each month. The value of a fixed number of Annuity Units will reflect the investment performance of the Variable Portfolios elected, and the amount of each annuity payment will vary accordingly.

For each Variable Portfolio, the value of an Annuity Unit is determined by multiplying the Annuity Unit value for the preceding month by the Net Investment Factor for the month for which the Annuity Unit value is being calculated. The result is then multiplied by a second factor which offsets the effect of the assumed net investment rate of 3.5% per annum which is assumed in the annuity tables contained in the contract.

NET INVESTMENT FACTOR

The Net Investment Factor ("NIF") is an index applied to measure the net investment performance of Variable Portfolios from one month to the next. The NIF may be greater or less than or equal to one; therefore, the value of an Annuity Unit may increase, decrease or remain the same.

The NIF for any Variable Portfolio for a certain month is determined by dividing
(a) by (b) where:

(a) is the Accumulation Unit value of the Variable Portfolio determined as of the end of that month, and

(b) is the Accumulation Unit value of the Variable Portfolio determined as of the end of the preceding month.

The NIF for a Variable Portfolio for a given month is a measure of the net investment performance of the Variable Portfolio from the end of the prior month to the end of the given month. A NIF of 1.000 results from no change; a NIF greater than 1.000 results from an increase; and a NIF less than 1.000 results from a decrease. The NIF is increased (or decreased) in accordance with the increases (or decreases, respectively) in the value of the shares of the underlying investment portfolios in which the Variable Portfolio invests; it is also reduced by separate account asset charges.

ILLUSTRATIVE EXAMPLE

Assume that one share of a given Variable Portfolio had an Accumulation Unit value of $11.46 as of the close of the New York Stock Exchange ("NYSE") on the last business day in September; that its Accumulation Unit value had been $11.44 at the close of the NYSE on the last business day at the end of the previous month. The NIF for the month of September is:

                              NIF = ($11.46/$11.44)

                                  = 1.00174825

ILLUSTRATIVE EXAMPLE

The change in Annuity Unit value for a Variable Portfolio from one month to the next is determined in part by multiplying the Annuity Unit value at the prior month end by the NIF for that Variable Portfolio for the new month. In addition, however, the result of that computation must also be multiplied by an additional factor that takes into account, and neutralizes, the assumed investment rate of 3.5 percent per annum upon which the annuity payment tables are based. For example, if the net investment rate for a Variable Portfolio (reflected in the NIF) were equal to the assumed investment rate, the variable annuity payments should remain constant (i.e., the Annuity Unit value should not change). The monthly factor that neutralizes the assumed investment rate of 3.5 percent per annum is:

                        1/[(1.035)/\(1/12)] = 0.99713732

In the example given above, if the Annuity Unit value for the Variable Portfolio was $10.103523 on the last business day in August, the Annuity Unit value on the last business day in September would have been:

               $10.103523 x 1.00174825 x 0.99713732 = $10.092213

To determine the initial payment, the initial annuity payment for variable annuitization is calculated based on our mortality expectations and an assumed interest rate (AIR) of 3.5%. Thus the initial variable annuity payment is the same as the initial payment for a fixed interest payout annuity calculated at an effective rate of 3.5%.

The Net Investment Factor (NIF) measures the performance of the funds that are the basis for the amount of future annuity payments. This performance is compared to the AIR, and if the growth in the NIF is the same as the AIR rate the payment remains the same as the prior month. If the rate of growth of the NIF is different than the AIR, then the payment is changed proportionately to the ratio (1+NIF)/(1+AIR), calculated on a monthly basis. If the NIF is greater than the AIR, then this proportion is greater than one and payments are increased. If the NIF is less than the AIR, then this proportion is less than one and payments are decreased.

VARIABLE ANNUITY PAYMENTS

ILLUSTRATIVE EXAMPLE

Assume that a male owner, P, owns a contract in connection with which P has allocated all of his contract value to a single Variable Portfolio. P is also the sole Annuitant and, at age 60, has elected to annuitize his contract as a life annuity with 120 monthly payments guaranteed. As of the last valuation preceding the Annuity Date, P's Account was credited with 7543.2456 Accumulation Units each having a value of $15.432655, (i.e., P's Account Value is equal to 7543.2456 x $15.432655 = $116,412.31). Assume also that the Annuity Unit value for the Variable Portfolio on that same date is $13.256932, and that the Annuity Unit value on the day immediately prior to the second annuity payment date is $13.327695.

P's first variable annuity payment is determined from the annuity rate tables in P's contract, using the information assumed above. From the tables, which supply monthly annuity payments for each $1,000 of applied contract value, P's first variable annuity payment is determined by multiplying the monthly installment of $5.42 (Option 4 tables, male Annuitant age 60 at the Annuity Date) by the result of dividing P's account value by $1,000:

             First Payment = $5.42 x ($116,412.31/$1,000) = $630.95

The number of P's Annuity Units (which will be fixed; i.e., it will not change unless he transfers his Account to another Account) is also determined at this time and is equal to the amount of the first variable annuity payment divided by the value of an Annuity Unit on the day immediately prior to annuitization:

                 Annuity Units = $630.95/$13.256932 = 47.593968

P's second variable annuity payment is determined by multiplying the number of Annuity Units by the Annuity Unit value as of the day immediately prior to the second payment due date:

               Second Payment = 47.593968 x $13.327695 = $634.32

The third and subsequent variable annuity payments are computed in a manner similar to the second variable annuity payment.


Note that the amount of the first variable annuity payment depends on the contract value in the relevant Variable Portfolio on the Annuity Date and thus reflects the investment performance of the Variable Portfolio net of fees and charges during the Accumulation Phase. The amount of that payment determines the number of Annuity Units, which will remain constant during the Annuity Phase (assuming no transfers from the Variable Portfolio). The net investment performance of the Variable Portfolio during the Annuity Phase is reflected in continuing changes during this phase in the Annuity Unit value, which determines the amounts of the second and subsequent variable annuity payments.


TAXES
--------------------------------------------------------------------------------

General

Note: We have prepared the following information on taxes as a general discussion of the subject. It is not intended as tax advice to any individual. You should consult your own tax adviser about your own circumstances.

Section 72 of the Internal Revenue Code of 1986, as amended (the "Code" or "IRC") governs taxation of annuities in general. An owner is not taxed on increases in the value of a contract until distribution occurs, either in the form of a non-annuity distribution or as income payments under the annuity option elected. For a lump sum payment received as a total surrender (total redemption), the recipient is taxed on the portion of the payment that exceeds the cost basis of the contract. For a payment received as a withdrawal (partial redemption), federal tax liability is determined on a last-in, first-out basis, meaning taxable income is withdrawn before the cost basis of the contract is withdrawn. A different rule applies to Purchase Payments made (including, if applicable, in the case of a contract issued in exchange for a prior contract) prior to August 14, 1982. Those Purchase Payments are considered withdrawn first for federal income tax purposes, followed by earnings on those Purchase Payments. For contracts issued in connection with Nonqualified plans, the cost basis is generally the Purchase Payments, while for contracts issued in connection with Qualified plans there may be no cost basis. The taxable portion of the lump sum payment is taxed at ordinary income tax rates. Tax penalties may also apply.

For annuity payments, the portion of each payment that is in excess of the exclusion amount is includible in taxable income. The exclusion amount for payments based on a fixed annuity option is determined by multiplying the payment by the ratio that the cost basis of the Contract (if any, and adjusted for any period or refund feature) bears to the expected return under the Contract. The exclusion amount for payments based on a variable annuity option is determined by dividing the cost basis of the Contract (adjusted for any period certain or refund guarantee) by the number of years over which the annuity is expected to be paid. Payments received after the investment in the Contract has been recovered (i.e. when the total of the excludable amount equals the investment in the Contract) are fully taxable. The taxable portion is taxed at ordinary income tax rates. For certain types of Qualified Plans there may be no cost basis in the Contract within the meaning of Section 72 of the Code. Owners, annuitants and beneficiaries under the Contracts should seek competent financial advice about the tax consequences of any distributions.

The Company is taxed as a life insurance company under the Code. For federal income tax purposes, the Separate Account is not a separate entity from the Company and its operations form a part of the Company.

Withholding Tax on Distributions

The Code generally requires the Company (or, in some cases, a plan administrator) to withhold tax on the taxable portion of any distribution or withdrawal from a contract. For "eligible rollover distributions" from contracts issued under certain types of Qualified plans, not including IRAs, 20% of the distribution must be withheld, unless the payee elects to have the distribution "rolled over" to another eligible plan in a direct "trustee to trustee" transfer. This requirement is mandatory and cannot be waived by the owner. Withholding on other types of distributions, including rollovers from IRAs can be waived.

An "eligible rollover distribution" is the taxable portion of any amount received by a covered employee from a traditional IRA or retirement plan qualified under Sections 401(a) or 403(a) or, if from a plan of a governmental employer, under Section 457(b) of the Code, or from a tax-sheltered annuity qualified under Section 403(b) of the Code other than (1) substantially equal periodic payments calculated using the life (or life expectancy) of the employee, or joint lives (or joint life expectancies) of the employee and his or her designated Beneficiary, or for a specified period of ten years or more; (2) financial hardship withdrawals; and (3) minimum distributions required to be made under the Code. Failure to "roll over" the entire amount of an eligible rollover distribution (including an amount equal to the 20% portion of the distribution that was withheld) could have adverse tax consequences, including the imposition of a penalty tax on premature withdrawals, described later in this section.

Withdrawals or distributions from a contract other than eligible rollover distributions are also subject to withholding on the taxable portion of the distribution, but the owner may elect in such cases to waive the withholding requirement. If not waived, withholding is imposed (1) for periodic payments, at the rate that would be imposed if the payments were wages, or (2) for other distributions, at the rate of 10%. If no withholding exemption certificate is in effect for the payee, the rate under (1) above is computed by treating the payee as a married individual claiming 3 withholding exemptions.

Diversification -- Separate Account Investments

Section 817(h) of the Code imposes certain diversification standards on the underlying assets of Nonqualified variable annuity contracts. These requirements generally do not apply to Qualified Contracts, which are considered "Pension Plan Contracts" for purposes of these Code requirements. The Code provides that a variable annuity contract will not be treated as an annuity contract for any period (and any subsequent period) for which the investments are not adequately diversified, in accordance with regulations prescribed by the United States Treasury Department ("Treasury Department"). Disqualification of the contract as an annuity contract would result in imposition of federal income tax to the owner with respect to earnings allocable to the contract prior to the receipt of any payments under the contract. The Code contains a safe harbor provision which provides that annuity contracts, such as your contract, meet the diversification requirements if, as of the close of each calendar quarter, the underlying assets meet the diversification standards for a regulated investment company, and no more than 55% of the total assets consist of cash, cash items, U.S. government securities and securities of other regulated investment companies.

The Treasury Department has issued regulations which establish diversification requirements for the investment portfolios underlying variable contracts such as the contracts. The regulations amplify the diversification requirements for variable contracts set forth in the Code and provide an alternative to the safe harbor provision described above. Under the regulations an investment portfolio will be deemed adequately diversified if (1) no more than 55% of the value of the total assets of the portfolio is represented by any one investment; (2) no more than 70% of the value of the total assets of the portfolio is represented by any two investments; (3) no more than 80% of the value of the total assets of the portfolio is represented by any three investments; and (4) no more than 90% of the value of the total assets of the portfolio is represented by any four investments. For purposes of determining whether or not the diversification standards imposed on the underlying assets of variable contracts by Section 817(h) of the Code have been met, "each United States government agency or instrumentality shall be treated as a separate issuer."

Non-Natural Owners

Under Section 72(u) of the Code, the investment earnings on premiums for the Contracts will be taxed currently to the Owner if the Owner is a non-natural person, e.g., a corporation or certain other entities. Such Contracts generally will not be treated as annuities for federal income tax purposes. However, this treatment is not applied to a Contract held by a trust or other entity as an agent for a natural person nor to Contracts held by Qualified Plans. Purchasers should consult their own tax counsel or other tax adviser before purchasing a Contract to be owned by a non-natural person.

Multiple Contracts

The Code provides that multiple Nonqualified annuity contracts which are issued within a calendar year to the same contract owner by one company or its affiliates are treated as one annuity contract for purposes of determining the tax consequences of any distribution. Such treatment may result in adverse tax consequences including more rapid taxation of the distributed amounts from such combination of contracts. For purposes of this rule, contracts received in a
Section 1035 exchange will be considered issued in the year of the exchange. (However, they may be treated as issued on the issue date of the contract being exchanged, for certain purposes, including for determining whether the contract is an immediate annuity contract.) Owners should consult a tax adviser prior to purchasing more than one Nonqualified annuity contract from the same issuer in any calendar year.

Tax Treatment of Assignments of Qualified Contracts

Generally, a Qualified contract, including an IRA, may not be assigned or pledged. One exception to this rule is if the assignment is part of a permitted loan program under an employer-sponsored plan or pursuant to a qualified domestic relations order meeting the requirements of the plan or arrangement under which the contract is issued (or, in the case of an IRA, pursuant to a domestic relations order.)

Tax Treatment of Gifting, Assigning, or Transferring Ownership of a Nonqualified Contract

If you transfer ownership of your Nonqualified Contract to a person other than your spouse (or former spouse if incident to divorce) you will be taxed on the earnings above the purchase payments at the time of transfer. If you transfer ownership of your Nonqualified Contract and receive payment less than the Contract's value, you will also be liable for the tax on the Contract's value above your purchase payments not previously withdrawn. The new Contract owner's purchase payments (basis) in the Contract will be increased to reflect the amount included in your taxable income.

Trustee to Trustee Transfers of Qualified Contracts

The IRC limits the withdrawal of Purchase Payments from certain Tax-Sheltered Annuities (TSAs) and certain other Qualified contracts. Withdrawals can only be made when an owner: (1) reaches age 59 1/2; (2) separates from employment from the employer sponsoring the plan; (3) dies; (4) becomes disabled (as defined in the IRC); or (5) experiences a financial hardship (as defined in the IRC). In the case of hardship, the owner can only withdraw Purchase Payments. Transfers of amounts from one Qualified contract to another Qualified contract of the same plan type or to a state defined benefit plan to purchase service credits are not considered distributions, and thus are not subject to these withdrawal limitations. Such transfers may, however, be subject to limitations under the annuity contract.

Partial 1035 Exchanges

Section 1035 of the Code provides that an annuity contract may be exchanged in a tax-free transaction for another annuity contract. Historically, it was generally understood that only the exchange of an entire annuity contract, as opposed to a partial exchange, would be respected by the IRS as a tax-free exchange. In 1998, the U.S. Tax Court ruled that the direct transfer of a portion of an annuity contract into another annuity contract qualified as a tax-free exchange. In 1999, the IRS acquiesced in that Tax Court decision, but stated that it would nonetheless continue to challenge partial exchange transactions under certain circumstances. In Notice 2003-51, published on July 9, 2003, the IRS announced that, pending the publication of final regulations, it will consider all the facts and circumstances to determine whether a partial exchange and subsequent withdrawal from, or surrender of, either the surviving annuity contract or the new annuity contract within 24 months of the partial exchange should be treated as an integrated transaction, and thus whether the two contracts should be treated as a single contract to determine the tax treatment of the surrender or withdrawal under Section 72 of the Code. Although Notice 2003-51 and the IRS's acquiescence in the Tax Court decision indicate that the IRS will respect partial exchanges of annuity contracts under certain circumstances, uncertainty remains, and owners should seek their own tax advice regarding such transactions and the tax risks associated with subsequent surrenders or withdrawals.

Qualified Plans

The contracts offered by this prospectus are designed to be suitable for use under various types of Qualified plans. Taxation of owners in each Qualified plan varies with the type of plan and terms and conditions of each specific plan. Owners and Beneficiaries are cautioned that benefits under a Qualified plan may be subject to limitations under the employer-sponsored plan, in addition to the terms and conditions of the contracts issued pursuant to the plan.

Following are general descriptions of the types of Qualified plans with which the contracts may be used. Such descriptions are not exhaustive and are for general information purposes only. The tax rules regarding Qualified plans are very complex and will have differing applications depending on individual facts and circumstances. Each purchaser should obtain competent tax advice prior to purchasing a contract issued under a Qualified plan.

Contracts issued pursuant to Qualified plans include special provisions restricting contract provisions that may otherwise be available and described in this prospectus. Generally, contracts issued pursuant to Qualified plans are not transferable except upon surrender or annuitization. Various penalty and excise taxes may apply to contributions or distributions made in violation of applicable limitations. Furthermore, certain contractual withdrawal penalties and restrictions may apply to surrenders from Qualified contracts.

(a) Plans of Self-Employed Individuals: "H.R. 10 Plans"

Section 401 of the Code permits self-employed individuals to establish Qualified plans for themselves and their employees, commonly referred to as "H.R. 10" or "Keogh" Plans. Contributions made to the plan for the benefit of the employees will not be included in the gross income of the employees until distributed from the plan. The tax consequences to owners may vary depending upon the particular plan design. However, the Code places limitations and restrictions on these plans, such as: amounts of allowable contributions; form, manner and timing of distributions; vesting and non-forfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions, withdrawals and surrenders. Purchasers of contracts for use with an H.R. 10 Plan should obtain competent tax advice as to the tax treatment and suitability of such an investment.

(b) Tax-Sheltered Annuities

Section 403(b) of the Code permits the purchase of "tax-sheltered annuities" by public schools and certain charitable, education and scientific organizations described in Section 501(c)(3) of the Code. These qualifying employers may make contributions to the contracts for the benefit of their employees. Such contributions are not includible in the gross income of the employee until the employee receives distributions from the contract. The amount of contributions to the tax-sheltered annuity is limited to certain maximums imposed by the Code.

One of these limits, on the amount that the employee may contribute on a voluntary basis, is imposed by the annuity contract as well as by the Code. That limit for 2004 is $13,000. The limit may be increased by up to $3,000 for certain employees with at least fifteen years of full-time equivalent service with the employer, and by an additional $3,000 in 2004 for employees age 50 or older, provided that other applicable requirements are satisfied. Total combined employer and employee contributions for 2004 may not exceed the lessor of $41,000 or 100% of compensation. Furthermore, the Code sets forth additional restrictions governing such items as transferability, distributions, nondiscrimination and withdrawals. Any employee should obtain competent tax advice as to the tax treatment and suitability of such an Investment.

(c) Individual Retirement Annuities

Section 408(b) of the Code permits eligible individuals to contribute to an individual retirement program known as a traditional "Individual Retirement Annuity" ("IRA"). Under applicable limitations, certain amounts may be contributed to an IRA which will be deductible from the individual's gross income. The ability to deduct an IRA contribution to a traditional IRA is subject to limits based upon income levels, retirement plan participation status, and other factors. The maximum IRA (traditional and/or Roth) contribution for 2004 is the lessor of $3,000 or 100% of compensation. Individuals age 50 or older may be able to contribute an additional $500 in 2004. IRAs are subject to limitations on eligibility, contributions, transferability and distributions. Sales of contracts for use with IRAs are subject to special requirements imposed by the Code, including the requirement that certain informational disclosure be given to persons desiring to establish an IRA. Purchasers of contracts to be qualified as IRAs should obtain competent tax advice as to the tax treatment and suitability of such an investment.

(d) Roth IRAs

Section 408(A) of the Code permits an individual to contribute to an individual retirement program called a Roth IRA. Contributions to a Roth IRA are not deductible but distributions are tax-free if certain requirements are satisfied. The maximum IRA (traditional and/or Roth) contribution for 2004 is the lessor of $3,000 or 100% of compensation. Individuals age 50 or older may be able to contribute an additional $500 in 2004. Unlike traditional IRAs, to which everyone can contribute even if they cannot deduct the full contribution, income limits for Roth IRAs are limitations on who can establish such a contract. Generally, you can contribute to a Roth IRA if you have taxable compensation and your modified adjusted gross income is less than: $160,000 for married filing jointly or qualifying widow(er), $10,000 for married filing separately and you lived with your spouse at any time during the year, and $110,000 for single, head of household, or married filing separately and you did not live with your spouse at any time during the year. Certain persons may be eligible to convert a traditional IRA into a Roth IRA.

Conversion into Roth IRAs normally require taxes to be paid on any previously untaxed amounts included in the amount converted. If the Contracts are made available for use with Roth IRAs, they may be subject to special requirements imposed by the Internal Revenue Service ("IRS"). Purchasers of the Contracts for this purpose will be provided with such supplementary information as may be required by the IRS or other appropriate agency.

(e) Pension and Profit-Sharing Plans

Sections 401(a) of the Code permits certain employers to establish various types of retirement plans, including 401(k) plans, for employees. However, public employers may not establish new 401(k) plans. These retirement plans may permit the purchase of the contracts to provide benefits under the plan. Contributions to the plan for the benefit of employees will not be includible in the gross income of the employee until distributed from the plan. The tax consequences to owners may vary depending upon the particular plan design. However, the Code places limitations on all plans on such items as amount of allowable contributions; form, manner and timing of distributions; vesting and non-forfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions, withdrawals and surrenders. Purchasers of contracts for use with pension or profit sharing plans should obtain competent tax advice as to the tax treatment and suitability of such an investment.

(f) Deferred Compensation Plans - Section 457(b)

Under Section 457(b) of the Code, governmental and certain other tax-exempt employers may establish, for the benefit of their employees, deferred compensation plans, which may invest in annuity contracts. The Code, as in the case of Qualified plans, establishes limitations and restrictions on eligibility, contributions and distributions. Under these plans, contributions made for the benefit of the employees will not be includible in the employees' gross income until distributed from the plan. Funds in a non-governmental 457(b) plan remain assets of the employer and are subject to claims by the creditors of the employer. As of January 1, 1999, all 457(b) plans of state and local governments must hold assets and income in a qualifying trust, custodial account, or annuity contract for the exclusive benefit of participants and their Beneficiaries.

Economic Growth and Tax Relief Reconciliation Act of 2001

For tax years beginning in 2002, the Economic Growth and Tax Relief Reconciliation Act of 2001 (EGTRRA) expands the range of eligible tax-free rollover distributions that may be made among qualified contracts. The changes made to the IRC by EGTRRA are scheduled to expire on December 31, 2010. Congress may, however, decide to promulgate legislation making the changes permanent or delaying their expiration.

DISTRIBUTION OF CONTRACTS
--------------------------------------------------------------------------------

The contracts are offered through AIG SunAmerica Capital Services, Inc., located at Harborside Financial Center, 3200 Plaza 5, Jersey City, New Jersey 07311. AIG SunAmerica Capital Services, Inc. is registered as a broker-dealer under the Securities Exchange Act of 1934, as amended, and is a member of the National Association of Securities Dealers, Inc. The Company and AIG SunAmerica Capital Services, Inc. are each an indirect wholly owned subsidiary of AIG SunAmerica Inc. No underwriting fees are paid in connection with the distribution of the contracts. Contracts are offered on a continuous basis.

FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

The consolidated financial statements of AIG SunAmerica Life Assurance Company at December 31, 2003 and 2002, and for each of the three years in the period ended December 31, 2003, are presented in this Statement of Additional Information. The consolidated financial statements of the Company should be considered only as bearing on the ability of the Company to meet its obligation under the contracts for amounts allocated to the fixed and DCA fixed account options. The financial statements of Variable Annuity Account Five at April 30, 2003, and for each of the two years in the period ended April 30, 2003, are also included herein.

PricewaterhouseCoopers LLP, 350 South Grand Street, Los Angeles, California 90071, serves as the independent accounts for the Separate Account and the Company. The financial statements referred to above have been so included in reliance on the reports of PricewaterhouseCoopers LLP, independent accounts, given on the authority of said firm as experts in auditing and accounting.

Report of Independent Auditors


To the Board of Directors and Shareholder of AIG SunAmerica Life Assurance Company:

In our opinion, the accompanying consolidated balance sheet and the related consolidated statements of income and comprehensive income and of cash flows present fairly, in all material respects, the financial position of AIG SunAmerica Life Assurance Company and its subsidiaries (formerly, Anchor National Life Insurance Company), an indirect wholly owned subsidiary of American International Group, Inc., at December 31, 2003 and 2002, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2003, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.


As discussed in Note 2 to the consolidated financial statements, the Company changed its method of accounting for derivative instruments and hedging activities and interest income and impairment of certain beneficial interests in securitized financial assets in 2001.


PricewaterhouseCoopers LLP
Los Angeles, California
March 29, 2004

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
                           CONSOLIDATED BALANCE SHEET


                                                                DECEMBER 31,     DECEMBER 31,
                                                                   2003            2002
                                                                -----------      -----------
                                                                       (IN THOUSANDS)
ASSETS

Investments and cash:
  Cash and short-term investments                               $    85,188      $    65,872
  Bonds, notes and redeemable preferred stocks available
    for sale, at market value (amortized cost: December
    31, 2003, $5,351,183; December 31, 2002, $5,492,677)          5,505,800        5,528,569
  Mortgage loans                                                    716,846          738,601
  Policy loans                                                      200,232          215,846
  Separate account seed money                                        17,815           25,366
  Common stocks available for sale, at market value (cost:
    December 31, 2003, $635; December 31, 2002, $4,111)                 727            2,609
  Real estate                                                        22,166           22,315
  Securities lending collateral                                     514,145          585,760
  Other invested assets                                              10,453            8,766
                                                                -----------      -----------
  Total investments and cash                                      7,073,372        7,193,704

Variable annuity assets held in separate accounts                19,178,796       14,758,642
Accrued investment income                                            74,647           75,326
Deferred acquisition costs                                        1,424,317        1,364,748
Income taxes currently receivable from Parent                          --            100,123
Due from affiliates                                                    --             26,304
Goodwill                                                              4,603            4,603
Other assets                                                         26,116           15,382
                                                                -----------      -----------
TOTAL ASSETS                                                    $27,781,851      $23,538,832
                                                                ===========      ===========


           See accompanying notes to consolidated financial statements

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
                     CONSOLIDATED BALANCE SHEET (Continued)

                                                      DECEMBER 31,    DECEMBER 31,
                                                         2003            2002
                                                      -----------     ------------
                                                          (IN THOUSANDS)
LIABILITIES AND SHAREHOLDER'S EQUITY

Reserves, payables and accrued liabilities:

  Reserves for fixed annuity contracts                $ 4,274,329      $ 4,285,098
  Reserves for universal life insurance
    contracts                                           1,609,233        1,676,073
  Reserves for guaranteed investment contracts            218,032          359,561
  Securities lending payable                              514,145          585,760
  Income taxes currently payable to Parent                    394             --
  Modified coinsurance deposit liability                    4,738           31,393
  Due to affiliates                                        11,448             --
  Payable to brokers                                        1,140            8,529
  Other liabilities                                       224,780          160,265
                                                      -----------      -----------
Total reserves, payables and accrued liabilities        6,858,239        7,106,679
                                                      -----------      -----------
Variable annuity liabilities related to
  separate accounts                                    19,178,796       14,758,642
                                                      -----------      -----------
Deferred income taxes                                     281,399          351,872
                                                      -----------      -----------
Total liabilities                                      26,318,434       22,217,193
                                                      -----------      -----------
Shareholder's equity:
  Common stock                                              3,511            3,511
  Additional paid-in capital                            1,125,753        1,125,753
  Retained earnings                                       261,543          175,871
  Accumulated other comprehensive income                   72,610           16,504
                                                      -----------      -----------
  Total shareholder's equity                            1,463,417        1,321,639
                                                      -----------      -----------
TOTAL LIABILITIES AND SHAREHOLDER'S EQUITY            $27,781,851      $23,538,832
                                                      ===========      ===========

           See accompanying notes to consolidated financial statements

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
            CONSOLIDATED STATEMENT OF INCOME AND COMPREHENSIVE INCOME

                                                                YEARS ENDED DECEMBER 31,
                                                            ---------------------------------
                                                               2003        2002         2001
                                                            ----------   ---------   ---------
                                                                     (IN THOUSANDS)
REVENUES:
  Fee income:
    Variable annuity policy fees, net of reinsurance        $290,132    $295,509    $348,883
    Net retained commissions                                      --          --      47,572
    Asset management fees                                         --          --      63,529
    Universal life insurance fees, net of reinsurance         35,816      36,253      36,475
    Surrender charges                                         27,733      32,507      24,911
    Other fees, net                                               --       3,305      14,551
                                                          ----------   ---------   ---------
      Total fee income                                       353,681     367,574     535,921
Investment income                                            398,304     377,556     374,268
Net realized investment losses                               (30,354)    (65,811)    (92,711)
                                                          ----------   ---------   ---------
Total revenues                                               721,631     679,319     817,478
                                                          ----------   ---------   ---------
BENEFITS AND EXPENSES:
Interest expense:
  Fixed annuity contracts                                    153,636     142,973     133,647
  Universal life insurance contracts                          76,415      80,021      81,773
  Guaranteed investment contracts                              7,534      11,267      25,079
  Sub notes payable to affiliates                                 --          --       4,475
                                                          ----------   ---------   ---------
Total interest expense                                       237,585     234,261     244,974
General and administrative expenses                           83,013      79,287     136,942
Amortization of deferred acquisition costs                   156,906     187,860     220,316
Annual commissions                                            55,661      58,389      58,278
Claims on universal life contracts, net of
  reinsurance recoveries                                      17,766      15,716      17,566
Guaranteed minimum death benefits, net of
  reinsurance recoveries                                      63,268      67,492      17,839
                                                          ----------   ---------   ---------
Total benefits and expenses                                  614,199     643,005     695,915
                                                          ----------   ---------   ---------
PRETAX INCOME BEFORE CUMULATIVE EFFECT OF ACCOUNTING
  CHANGE                                                     107,432      36,314     121,563
Income tax expense                                            21,760       2,063      20,852
                                                          ----------   ---------   ---------
INCOME BEFORE CUMULATIVE EFFECT OF ACCOUNTING CHANGE          85,672      34,251     100,711
Cumulative effect of accounting change, net of tax                --          --     (10,342)
                                                          ----------   ---------   ---------
NET INCOME                                                $   85,672   $  34,251   $  90,369
                                                          ----------   ---------   ---------

           See accompanying notes to consolidated financial statements

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
      CONSOLIDATED STATEMENT OF INCOME AND COMPREHENSIVE INCOME (Continued)

                                                        YEARS ENDED DECEMBER 31,
                                               -----------------------------------------
                                                  2003          2002             2001
                                               ---------      ---------       ----------
                                                           (IN THOUSANDS)
OTHER COMPREHENSIVE INCOME, NET OF TAX:
  Net unrealized gains (losses) on fixed
    maturity and equity securities
    available for sale identified in the
    current period less related
    amortization of deferred acquisition
    costs                                      $  67,125       $  20,358      $  (10,418)

  Less reclassification adjustment for
    net realized losses included in net
    income                                        19,194          52,285          64,062

  Cumulative effect of accounting change,
    net of tax                                      --              --             1,389

  Change related to cash flow hedges                --            (2,218)             81

  Income tax expense                             (30,213)        (24,649)        (18,804)
                                               ---------       ---------      ----------
OTHER COMPREHENSIVE INCOME                        56,106          45,776          36,310
                                               ---------       ---------      ----------
COMPREHENSIVE INCOME                           $ 141,778       $  80,027      $  126,679
                                               =========       =========      ==========

           See accompanying notes to consolidated financial statements

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
                      CONSOLIDATED STATEMENT OF CASH FLOWS

                                                            YEARS ENDED DECEMBER 31,
                                                ---------------------------------------------
                                                    2003               2002            2001
                                                ------------      -------------   ------------
                                                                  (IN THOUSANDS)
CASH FLOW FROM OPERATING ACTIVITIES:
Net income                                     $    85,672          $ 34,251        $  90,369
Adjustments to reconcile net income to
  net cash provided by operating
  activities:
  Cumulative effect of accounting
    change, net of tax                                --                --              10,342
  Interest credited to:
    Fixed annuity contracts                        153,636           142,973           133,647
    Universal life insurance contracts              76,415            80,021            81,773
    Guaranteed investment contracts                  7,534            11,267            25,079
  Net realized investment losses                    30,354            65,811            92,711
  Amortization of premium (discount) on
    securities                                         590            (2,721)           (6,284)
  Amortization of goodwill                            --                --               1,452
  Amortization of deferred acquisition
    costs                                          156,906           187,860           220,316
  Acquisition costs deferred                      (250,475)         (256,538)         (359,158)
  Provision for deferred income taxes             (100,685)          128,748           126,010
  Change in:
    Accrued investment income                          679           (10,099)           (7,717)
    Separate account seed money                     (7,375)            3,932            10,838
    Other assets                                   (10,734)            2,433            15,042
    Income taxes currently payable to/
      receivable from Parent                       100,517           (50,471)              106
    Due from/to affiliates                         (26,248)           16,153           (68,844)
    Other liabilities                               46,987             5,167             9,697
  Other, net                                        17,124            17,475            21,216
                                               -----------        ----------         ----------
NET CASH PROVIDED BY OPERATING ACTIVITIES          280,897           376,262           396,595
                                               -----------        ----------         ----------
CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of:
  Bonds, notes and redeemable preferred
    stocks                                      (2,078,310)       (2,403,362)       (2,178,830)
  Mortgage loans                                   (44,247)         (128,764)          (70,295)
  Other investments, excluding
    short-term investments                         (20,266)          (65,184)          (27,413)
Sales of:
  Bonds, notes and redeemable preferred
    stocks                                       1,190,299           849,022         1,087,090
  Common stock                                       3,920               195               164
  Other investments, excluding
    short-term investments                           8,915               630             3,363
Redemptions and maturities of:
  Bonds, notes and redeemable preferred
    stocks                                         994,014           615,798           549,638
  Mortgage loans                                    67,506            82,825            63,960
  Other investments, excluding
    short-term investments                          72,970           114,347            78,555
                                               -----------        ----------         ----------
NET CASH PROVIDED BY (USED IN) INVESTING
  ACTIVITIES                                   $   194,801        $ (934,493)        $ (493,768)
                                               -----------        ----------         ----------


           See accompanying notes to consolidated financial statements

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
                CONSOLIDATED STATEMENT OF CASH FLOWS (Continued)


                                                             YEARS ENDED DECEMBER 31,
                                                ----------------------------------------------
                                                     2003             2002              2001
                                                ------------     -------------     -----------
                                                                 (IN THOUSANDS)
CASH FLOW FROM FINANCING ACTIVITIES:
Deposits received on:
  Fixed annuity contracts                      $ 1,553,030       $ 1,731,597       $ 2,280,498
  Universal life insurance contracts                45,657            49,402            52,469
  Guaranteed investment contracts                     --                --              40,000
Net exchanges from the fixed accounts of
  variable annuity contracts                    (1,148,030)         (503,221)       (1,368,527)
Withdrawal payments on:
  Fixed annuity contracts                         (464,332)         (529,466)         (315,794)
  Universal life insurance contracts               (61,039)          (68,444)          (55,361)
  Guaranteed investment contracts                 (148,719)         (135,084)         (191,919)
Claims and annuity payments on:
  Fixed annuity contracts                         (109,412)          (98,570)          (52,685)
  Universal life insurance contracts              (111,380)         (100,995)         (146,998)
Net receipts from (repayments of) other
  short-term financings                             14,498            (8,025)           15,920
Net payment related to a modified
  coinsurance transaction                          (26,655)          (30,282)          (35,972)
Capital contribution received from Parent             --             200,000              --
Dividends paid to Parent                              --                --             (94,095)
Net cash and short-term investments
  transferred to the Parent in
  distribution of Saamsun Holdings Corp.              --             (82,873)             --
                                               -----------       -----------       -----------
NET CASH (USED IN) PROVIDED BY FINANCING
  ACTIVITIES                                      (456,382)          424,039           127,536
                                               -----------       -----------       -----------
NET INCREASE (DECREASE) IN CASH AND
  SHORT-TERM INVESTMENTS                            19,316          (134,192)           30,363
CASH AND SHORT-TERM INVESTMENTS AT
  BEGINNING OF PERIOD                               65,872           200,064           169,701
                                               -----------       -----------       -----------
CASH AND SHORT-TERM INVESTMENTS AT END OF
  PERIOD                                       $    85,188       $    65,872       $   200,064
                                               ===========       ===========       ===========
SUPPLEMENTAL CASH FLOW INFORMATION:
Interest paid on indebtedness                  $      --         $      --         $       780
                                               ===========       ===========       ===========
Net income taxes paid to (refunded by)
  Parent                                       $    21,928       $   (76,214)      $  (120,504)
                                               ===========       ===========       ===========


           See accompanying notes to consolidated financial statements

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. NATURE OF OPERATIONS

      AIG SunAmerica Life Assurance Company (FKA Anchor National Life Insurance Company), (the "Company") is a direct wholly owned subsidiary of SunAmerica Life Insurance Company (the "Parent"), which is a wholly owned subsidiary of AIG Retirement Services, Inc. ("AIGRS")(formerly AIG SunAmerica Inc.), a wholly owned subsidiary of American International Group, Inc. ("AIG"). AIG is a holding company which through its subsidiaries is engaged in a broad range of insurance and insurance-related activities, financial services and retirement services and asset management. The Company is an Arizona-domiciled life insurance company principally engaged in the business of writing variable annuities directed to the market for tax-deferred, long-term savings products. It also administers closed blocks of fixed annuities, universal life policies and guaranteed investment contracts ("GICs").

      The Company changed its name to SunAmerica National Life Insurance Company on October 5, 2001 and further changed its name to AIG SunAmerica Life Assurance Company on January 24, 2002. The Company continued to do business as Anchor National Life Insurance Company until February 28, 2003, at which time it began doing business under its new name.

      On January 1, 2002, the Company declared a distribution to the Parent of 100% of the outstanding capital stock of its consolidated subsidiary, Saamsun Holdings Corp. ("Saamsun"). Pursuant to this distribution, Saamsun became a direct wholly owned subsidiary of the Parent. Prior to January 1, 2002, Saamsun held the Company's asset management and broker-dealer segments (see Note 10). This distribution had a material effect on the Company's shareholder's equity, reducing it by $552,384,000. This distribution had the effect of reducing cash and short-term investments by $82,873,000, partnerships by $443,369,000, deferred acquisition costs by $98,428,000, other assets by $108,163,000, other liabilities by $121,635,000 and subordinated notes payable to affiliates by $58,814,000. Pretax income in future periods will be reduced by the earnings of the Company's asset management and broker-dealer operations, substantially offset by a profit sharing agreement on fees earned on variable annuity subaccounts through the asset management business. Pretax loss from these operations, on a combined basis, totaled $21,278,000 for the year ended December 31, 2001.

      The operations of the Company are influenced by many factors, including general economic conditions, monetary and fiscal policies of the federal government, and policies of state and other regulatory authorities. The level of sales of the Company's financial products is influenced by many factors, including general market rates of interest, the strength, weakness and volatility of equity markets, and terms and conditions of competing financial products. The Company is exposed to the typical risks normally associated with a portfolio of fixed-income securities, namely interest rate, option, liquidity and credit risk. The Company controls its exposure to these risks by, among other things, closely monitoring and matching the duration of its assets and liabilities, monitoring and limiting prepayment and extension risk in its portfolio, maintaining a large percentage of its portfolio in highly liquid securities, and engaging in a disciplined process

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

1. NATURE OF OPERATIONS (Continued)

      of underwriting, reviewing and monitoring credit risk. The Company also is exposed to market risk, as market volatility may result in reduced fee income in the case of assets held in separate accounts.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

      BASIS OF PRESENTATION: The accompanying financial statements have been prepared on the basis of U.S. generally accepted accounting principles ("GAAP"). Certain prior period amounts have been reclassified to conform to the current period's presentation.

      Under GAAP, deposits collected on non-traditional life and annuity insurance products, such as those sold by the Company, are not reflected as revenues in the Company's consolidated statement of income and comprehensive income, as they are recorded directly to policyholders' liabilities upon receipt.

      The preparation of financial statements in conformity with GAAP requires the use of estimates and assumptions that affect the amounts reported in the financial statements and the accompanying notes. Actual results could differ from those estimates.

      INVESTMENTS: Cash and short-term investments primarily include cash, commercial paper, money market investments and short-term bank participations. All such investments are carried at cost plus accrued interest, which approximates fair value, have maturities of three months or less and are considered cash equivalents for purposes of reporting cash flows.

      Bonds, notes and redeemable preferred stocks available for sale and common stocks are carried at aggregate fair value and changes in unrealized gains or losses, net of tax, are credited or charged directly to the accumulated other comprehensive income or loss component of shareholder's equity. Bonds, notes, redeemable preferred stocks and common stocks are reduced to estimated net fair value when declines in such values are considered to be other than temporary. Estimates of net fair value are subjective and actual realization will be dependent upon future events.

      Mortgage loans are carried at amortized unpaid balances, net of provisions for estimated losses. Policy loans are carried at unpaid balances. Separate account seed money consists of seed money for mutual funds used as investment vehicles for the Company's variable annuity separate accounts and is carried at market value. Real estate is carried at the lower of cost or net realizable value.

      Securities lending collateral consist of securities provided as collateral with respect to the Company's securities lending program. The Company has entered into a securities lending agreement with an affiliated lending agent, which authorizes the agent to lend securities held in the Company's portfolio to a list of authorized borrowers. The Company receives primarily cash collateral in an amount in excess of the market value of the securities loaned. The affiliated lending agent monitors the daily market value of

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

      securities loaned with respect to the collateral value and obtains additional collateral when necessary to ensure that collateral is maintained at a minimum of 102% of the value of the loaned securities. Such collateral is not available for the general use of the Company. Income earned on the collateral, net of interest paid on the securities lending agreements and the related management fees paid to administer the program, is recorded as investment income in the consolidated statement of income and comprehensive income.

      Other invested assets consist principally of investments in limited partnerships and put options on the S&P 500 index purchased to partially offset the risk of Guaranteed Minimum Account Value ("GMAV") benefits. Limited partnerships are carried at equity or cost depending on the equity ownership position. The put options do not qualify for hedge accounting and accordingly are marked to market and changes in market value are recorded through investment income.

      Realized gains and losses on the sale of investments are recognized in operations at the date of sale and are determined by using the specific cost identification method. Premiums and discounts on investments are amortized to investment income by using the interest method over the contractual lives of the investments.

      The Company regularly reviews its investments for possible impairment based on criteria including economic conditions, market prices, past experience and other issuer-specific developments among other factors. If there is a decline in a security's net realizable value, a determination is made as to whether that decline is temporary or "other than temporary". If it is believed that a decline in the value of a particular investment is temporary, the decline is recorded as an unrealized loss in accumulated other comprehensive income. If it is believed that the decline is "other than temporary", the Company writes down the carrying value of the investment and records a realized loss in the consolidated statement of income and comprehensive income.

      DERIVATIVE FINANCIAL INSTRUMENTS: Derivative financial instruments primarily used by the Company include interest rate swap agreements and put options on the S&P 500 index entered into to partially offset the risk of certain guarantees of annuity policy values. At December 31, 2003, the notional amount was $226.4 million. The Company is neither a dealer nor a trader in derivative financial instruments.

      The Company recognizes all derivatives in the consolidated balance sheet at fair value. Hedge accounting requires a high correlation between changes in fair values or cash flows of the derivative financial instrument and the specific item being hedged, both at inception and throughout the life of the hedge. For fair value hedges, gains and losses in the fair value of both the derivative and the hedged item attributable to the risk being hedged are recognized in earnings. For cash flow hedges, to the extent the hedge is effective, gains and losses in the fair value of both the derivative and the hedged item attributable to the risk being hedged are recognized as a component of accumulated other comprehensive income in shareholders' equity.

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

      Any ineffective portion of cash flow hedges is reported in investment income. On the date a derivative contract is entered into, the Company formally documents all relationships between hedging instruments and hedged items, as well as its risk management objective and strategy for undertaking various hedge transactions. This process includes linking all derivatives designated as fair value or cash flow hedges to specific assets and liabilities on the balance sheet.

      Interest rate swap agreements convert specific investment securities from a floating-rate to a fixed-rate basis, or vice versa, and hedge against the risk of declining rates on anticipated security purchases. Interest rate swaps in which the Company agrees to pay a fixed rate and receive a floating rate are accounted for as fair value hedges. Interest rate swaps in which the Company agrees to pay a floating rate and receive a fixed rate are accounted for as cash flow hedges. The difference between amounts paid and received on swap agreements is recorded as an adjustment to investment income or interest expense, as appropriate, on an accrual basis over the periods covered by the agreements. The related amount payable to or receivable from counterparties is included in other liabilities or other assets.

      The Company issues certain variable annuity products which offer an optional Guaranteed Minimum Account Value ("GMAV") living benefit. If elected by the policyholder at the time of contract issuance, this feature guarantees that the account value under the contract will equal or exceed the amount of the initial principal invested, adjusted for withdrawals, at the end of a ten-year waiting period. There is a separate charge to the contractholder for this feature. The Company bears the risk that protracted under-performance of the financial markets could result in GMAV benefits being higher than the underlying contractholder account balance and that the fees collected under the contract are insufficient to cover the costs of the benefit to be provided. As of December 31, 2003, the premiums in force subject to guarantee totaled approximately $652,647,000.

      Under SFAS 133, the GMAV benefit is considered an embedded derivative that should be bifurcated and marked to market. Changes in the market value of the estimated GMAV benefit are recorded through investment income.

      DEFERRED ACQUISITION COSTS ("DAC"): Policy acquisition costs are deferred and amortized, with interest, in relation to the incidence of estimated gross profits to be realized over the estimated lives of the annuity contracts. Estimated gross profits are composed of net investment income, net realized investment gains and losses, variable annuity fees, universal life insurance fees, guarantee costs, surrender charges, and direct administrative expenses. DAC consists of commissions and other costs that vary with, and are primarily related to, the production or acquisition of new business. The Company capitalized DAC of $250,475,000, $256,538,000 and $359,158,000 for the years ended December 31, 2003, 2002 and 2001, respectively.

      As fixed maturity and equity securities available for sale are carried at aggregate fair value, an adjustment is made to DAC equal to the change in

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

      amortization that would have been recorded if such securities had been sold at their stated aggregate fair value and the proceeds reinvested at current yields. The change in this adjustment, net of tax, is included with the change in net unrealized gains or losses on fixed maturity and equity securities available for sale which is a component of accumulated other comprehensive income (loss) and is credited or charged directly to shareholder's equity. DAC has been decreased by $43,000,000 at December 31, 2003 and $9,000,000 at December 31, 2002, for this adjustment.

      AMORTIZATION OF DEFERRED ACQUISITION COSTS: DAC is amortized based on a percentage of expected gross profits ("EGPs") over the life of the underlying policies. EGPs are computed based on assumptions related to the underlying policies written, including their anticipated duration, the growth rate of the separate account assets (with respect to variable annuities) or general account assets (with respect to fixed annuities, fixed options of variable annuities and universal life contracts) supporting the annuity obligations, costs of providing for policy guarantees and the level of expenses necessary to maintain the policies. The Company adjusts DAC amortization (a "DAC unlocking") when estimates of current or future gross profits to be realized from its annuity policies are revised. At December 31, 2003, DAC amortization was adjusted for a DAC unlocking that resulted in a reduction of $18.0 million.

      The assumption for the long-term annual net growth of the separate account assets used by the Company in the determination of DAC amortization with respect to its variable annuity policies is 10% (the "long-term growth rate assumption"). The Company uses a "reversion to the mean" methodology which allows the Company to maintain this 10% long-term growth rate assumption, while also giving consideration to the effect of short-term swings in the equity markets. For example, if performance were 15% during the first year following the introduction of a product, the DAC model would assume that market returns for the following five years (the "short-term growth rate assumption") would approximate 9%, resulting in an average annual growth rate of 10% during the life of the product. Similarly, following periods of below 10% performance, the model will assume a short-term growth rate higher than 10%. A DAC unlocking will occur if management deems the short-term growth rate (i.e., the growth rate required to revert to the mean 10% growth rate over a five-year period) to be unreasonable. The use of a reversion to the mean assumption is common within the industry; however, the parameters used in the methodology are subject to judgment and vary within the industry.

      The Company reviews the carrying value of DAC on at least an annual basis. Management considers estimated future gross profit margins as well as expected mortality, interest earned and credited rates, persistency and expenses in determining whether the carrying amount is recoverable. Any amounts deemed unrecoverable are charged to expense.

      VARIABLE ANNUITY ASSETS AND LIABILITIES RELATED TO SEPARATE ACCOUNTS: The assets and liabilities resulting from the receipt of variable annuity deposits are segregated in separate accounts. The Company receives administrative fees for managing the funds and other fees for assuming mortality and certain expense risks. Such fees are included in Variable

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

      Annuity Fees in the consolidated statement of income and comprehensive income.

      GOODWILL: Goodwill amounted to $4,603,000 (net of accumulated amortization of $7,847,000) at both December 31, 2003 and 2002. Pursuant to the distribution of Saamsun to the Parent on January 1, 2002, the Company transferred $15,547,000 of goodwill belonging to the asset management operations and broker-dealer operations to the Parent.

      In accordance with Statement of Financial Accounting Standard No. 142, "Goodwill and Other Intangible Assets" ("SFAS 142"), the Company assesses goodwill for impairment on an annual basis, or more frequently if circumstances indicate that a possible impairment has occurred. The assessment of impairment involves a two-step process whereby an initial assessment for potential impairment is performed, followed by a measurement of the amount of the impairment, if any. The Company has evaluated goodwill for impairment as of December 31, 2003, and has determined that no impairment provision is necessary. See "Recently Issued Accounting Standards" below for further discussion of SFAS 142.

      RESERVES FOR FIXED ANNUITIES, UNIVERSAL LIFE INSURANCE AND GUARANTEED INVESTMENT CONTRACTS ("GICs"): Reserves for fixed annuity, universal life insurance and GIC contracts are accounted for in accordance with Statement of Financial Accounting Standards No. 97, "Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments," and are recorded at accumulated value (deposits received, plus accrued interest, less withdrawals and assessed fees).

      MODIFIED COINSURANCE DEPOSIT LIABILITY: Cash received as part of the modified coinsurance transaction described in Note 5 is recorded as a deposit liability. Deposits from the reinsured business are allocated to pay down the liability pursuant to a repayment schedule.

      FEE INCOME: Variable annuity fees, asset management fees, universal life insurance fees and surrender charges are recorded as income when earned. Net retained commissions are recognized as income on a trade date basis.

      INCOME TAXES: The Company files as a "life insurance company" under the provisions of the Internal Revenue Code of 1986. Its federal income tax return is consolidated with those of the Parent and its affiliate, First SunAmerica Life Insurance Company ("FSA"). Income taxes have been calculated as if the Company filed a separate return. Deferred income tax assets and liabilities are recognized based on the difference between financial statement carrying amounts and income tax basis of assets and liabilities using enacted income tax rates and laws.

      RECENTLY ISSUED ACCOUNTING STANDARDS: On January 1, 2001, the Company adopted Statement of Financial Accounting Standards No. 133, Accounting for Derivative Instruments and Hedging Activities ("SFAS 133"). This statement requires the Company to recognize all derivatives in the balance sheet and measure these derivatives at fair value. The recognition of the change in

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

      the fair value of a derivative depends on a number of factors, including the intended use of the derivative and the extent to which it is effective as part of a hedge transaction. The adoption of SFAS 133 on January 1, 2001 resulted in an increase of $1,389,000, net of tax, in other comprehensive income.

      In January 2001, the Emerging Issues Task Force ("EITF") issued EITF 99-20, Recognition of Interest Income and Impairment on Purchased and Retained Beneficial Interests in Securitized Financial Assets ("EITF 99-20"). EITF 99-20 provides guidance on the calculation of interest income and the recognition of impairments related to beneficial interests held in an investment portfolio. Beneficial interests are investments that represent rights to receive specified cash flows from a pool of underlying assets (i.e. collateralized debt obligations). The Company recorded $15,910,000 of additional impairments($10,342,000 net of tax) pursuant to the implementation of EITF 99-20. This adjustment was recorded as a cumulative effect of accounting change in the consolidated statement of income and comprehensive income for 2001.

      In June 2001, Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standard No. 142, "Goodwill and Other Intangible Assets" ("SFAS 142"). SFAS 142 requires the Company to discontinue the amortization of goodwill on its consolidated statement of income and comprehensive income and is effective as of January 1, 2002. SFAS 142 requires goodwill to be subject to an assessment of impairment on an annual basis, or more frequently if circumstances indicate that a possible impairment has occurred. The assessment of impairment involves a two-step process prescribed in SFAS 142, whereby an initial assessment for potential impairment is performed, followed by a measurement of the amount of impairment, if any. SFAS 142 also requires the completion of a transitional impairment test in the year of adoption, with any identified impairments recognized as a cumulative effect of an accounting change. The Company has evaluated the impact of the impairment provisions of SFAS 142 as of December 31, 2003, and has determined that no impairment is required to be recorded to the carrying value of the Company's goodwill balance.

      In November 2002, FASB issued Interpretation No. 45, "Guarantor's Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others" ("FIN 45"), which requires that, for guarantees within the scope of FIN 45 issued or amended by the Company after December 31, 2002, a liability for the fair value of the obligation undertaken in issuing the guarantee be recognized. FIN 45 also requires additional disclosures in financial statements starting with the Company's 2002 year-end financial statements. The adoption of FIN 45 did not have a significant impact on the Company's results of operations or financial condition.

      In July 2003, the American Institute of Certified Public Accountants ("AICPA") issued Statement of Position 03-1, "Accounting and Reporting by Insurance Enterprises for Certain Non-traditional Long-Duration Contracts and for Separate Accounts" ("SOP-03-1"). FASB did not object to the issuance of SOP 03-1. This statement is effective for the Company as of January 1, 2004.

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

      Under SOP 03-1, variable annuity assets held in separate accounts will continue to be measured at fair value and reported in summary total on the Company's financial statements, with an equivalent summary total reported for related liabilities, if the separate account arrangement meets certain specified conditions. Assets underlying the Company's interest in a separate account (separate account seed money) do not qualify for separate account accounting and reporting. The Company will be required to "look through" the separate account for purposes of accounting for its interest therein, and account for and classify separate account seed money based on its nature as if the assets of the separate account underlying the Company's interest were held directly by the general account rather than through the separate account structure. The adoption of SOP 03-1 will not have a material impact on the Company's separate accounts or separate account seed money.

      In addition, SOP 03-1 will require the Company to recognize a liability for guaranteed minimum death benefits, guaranteed minimum income benefits and enhanced earnings benefits and modify certain disclosures and financial statement presentations for these products. The Company's estimate of this liability, including the impact on DAC, will result in a one-time cumulative accounting charge upon adoption of approximately $52 million ($79 million pre-tax) to be recorded in the first quarter of 2004.

3. INVESTMENTS

      The amortized cost and estimated fair value of bonds, notes and redeemable preferred stocks by major category follow:

                                                AMORTIZED       ESTIMATED
                                                   COST         FAIR VALUE
                                                ----------      ----------
                                                     (IN THOUSANDS)
AT DECEMBER 31, 2003:
Securities of the United States Government      $   22,393      $   24,292
Mortgage-backed securities                       1,148,452       1,191,817
Securities of public utilities                     352,998         365,150
Corporate bonds and notes                        2,590,254       2,697,142
Redeemable preferred stocks                         21,515          22,175
                                                 ---------       ---------
Other debt securities                            1,215,571       1,205,224
                                                 =========       =========

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

3. INVESTMENTS (Continued)

                                                      AMORTIZED     ESTIMATED
                                                        COST        FAIR VALUE
                                                    -----------    ------------
                                                           (IN THOUSANDS)
AT DECEMBER 31, 2002:
Securities of the United States Government          $    32,531    $    32,820
Mortgage-backed securities                            1,476,100      1,547,568
Securities of public utilities                          311,951        311,604
Corporate bonds and notes                             2,757,880      2,776,021
Redeemable preferred stocks                              21,515         21,575
Other debt securities                                   892,700        838,981
                                                    -----------    -----------
  Total                                             $ 5,492,677    $ 5,528,569
                                                    ===========    ===========

 The amortized cost and estimated fair value of bonds, notes and redeemable preferred stocks by contractual maturity, as of December 31, 2003, follow:

                                           AMORTIZED      ESTIMATED
                                             COST        FAIR VALUE
                                           ----------    ----------
                                                (IN THOUSANDS)
Due in one year or less                   $   164,842   $   167,073
Due after one year through five years       2,050,327     2,119,273
Due after five years through ten years      1,485,944     1,522,642
Due after ten years                           501,618       504,995
Mortgage-backed securities                  1,148,452     1,191,817
                                            ---------     ---------
  Total                                   $ 5,351,183   $ 5,505,800
                                           =========     =========

Actual maturities of bonds, notes and redeemable preferred stocks may differ from those shown above due to prepayments and redemptions.

Gross unrealized gains and losses on bonds, notes and redeemable preferred stocks by major category follow:

                                                         GROSS        GROSS
                                                       UNREALIZED   UNREALIZED
                                                         GAINS       LOSSES
                                                       ---------    ----------
                                                            (IN THOUSANDS)
AT DECEMBER 31, 2003:
Securities of the United States Government             $   1,898    $      --
Mortgage-backed securities                                46,346       (2,980)
Securities of public utilities                            13,467       (1,315)
Corporate bonds and notes                                127,996      (21,108)
Redeemable preferred stocks                                  660           --
Other debt securities                                     24,366      (34,713)
                                                       ---------    ---------
  Total                                                $ 214,733    $ (60,116)
                                                       =========    =========

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

 3. INVESTMENTS (Continued)

                                                        GROSS        GROSS
                                                      UNREALIZED   UNREALIZED
                                                        GAINS        LOSSES
                                                      ----------   ----------
                                                            (IN THOUSANDS)
AT DECEMBER 31, 2002:
Securities of the United States Government            $    1,174   $     (885)
Mortgage-backed securities                                72,364         (896)
Securities of public utilities                            11,514      (11,861)
Corporate bonds and notes                                109,067      (90,926)
Redeemable preferred stocks                                   60           --
Other debt securities                                     10,797      (64,516)
                                                      ----------   ----------
  Total                                               $  204,976   $ (169,084)
                                                      ==========   ==========

Gross unrealized gains on equity securities aggregated $112,000 at December 31, 2003 and $76,000 at December 31, 2002. Gross unrealized losses on equity securities aggregated $20,000 at December 31, 2003 and $1,578,000 at December 31, 2002.

The following table summarizes the Company's gross unrealized losses and estimated fair values on investments, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position at December 31, 2003.

                                    LESS THAN 12 MONTHS              12 MONTHS OR MORE                  TOTAL
                                -------------------------------    -------------------------  ---------------------------
(IN THOUSANDS)                  MARKET       UNREALIZED            MARKET  UNREALIZED            MARKET   UNREALIZED
DECEMBER 31, 2003               VALUE          LOSSES     ITEMS    VALUE    LOSSES     ITEMS     VALUE     LOSSES   ITEMS
-----------------              --------        -------    -----    -----    ------     -----     -----     ------   -----
Mortgage-backed securities     $180,559        $ 2,882     49     $13,080   $   98       6     $193,639   $ 2,980     55
Securities of public
   utilities                     67,626          1,315      8          --       --               67,626     1,315      8
Corporate bonds & notes         276,373         17,086     54      30,383    4,022       5      306,756    21,108     59
Other debt securities           302,230         33,951     54      41,523      762       5      343,753    34,713     59
                               --------        -------    ---     -------   ------      --     --------   -------    ---
Total -- Debt securities        826,788         55,234    165      84,986    4,882      16      911,774    60,116    181
Equity securities                   366             20      1         250       --       1          616        20      2
                               --------        -------    ---     -------   ------      --     --------   -------    ---
Total                          $827,154        $55,254    166     $85,236   $4,882      17     $912,390   $60,136    183
                               ========        =======    ===     =======   ======      ==     ========   =======    ===

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

3. INVESTMENTS (Continued)

Gross realized investment gains and losses on sales of investments are as follows:

                                       YEARS ENDED DECEMBER 31,
                                   ---------------------------------
                                      2003       2002         2001
                                   ---------   ---------   ----------
                                            (In thousands)
BONDS, NOTES AND REDEEMABLE
PREFERRED STOCKS:
  Realized gains                   $ 28,691   $ 24,681    $  34,026
  Realized losses                    (9,612)   (32,532)     (25,258)
COMMON STOCKS:
  Realized gains                        561         --          164
  Realized losses                      (117)      (169)          --
OTHER INVESTMENTS:
  Realized gains                         --         --           --
  Realized losses                        --         --         (685)


   The sources and related amounts of investment income (losses) are as follows:

                                       YEARS ENDED DECEMBER 31,
                                    --------------------------------
                                    2003          2002         2001
                                  ---------   ---------   ----------
                                             (IN THOUSANDS)
Short-term investments            $     794   $   3,879   $    8,422
Bonds, notes and redeemable
  preferred stocks                  321,493     305,480      285,668
Mortgage loans                       53,951      55,417       58,262
Partnerships                         (3,890)      1,281       13,905
Policy loans                         15,925      18,796       18,218
Common stocks                            --          --            2
Real estate                            (331)       (276)        (272)
Other invested assets                12,670      (4,664)      (4,975)
Less: investment expenses            (2,308)     (2,357)      (4,962)
                                  ---------   ---------   ----------
Total investment income           $ 398,304   $ 377,556   $  374,268
                                  =========   =========   ==========

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

3. INVESTMENTS (Continued)

Investment income was attributable to the following products:

                                                  YEARS ENDED DECEMBER 31,
                                              --------------------------------
                                                2003        2002        2001
                                              ---------   ---------   ---------
                                                       (IN THOUSANDS)
Fixed annuities                               $  37,762   $  41,856   $  51,208
Variable annuities                              239,863     201,766     164,422
Guaranteed investment contracts                  20,660      28,056      36,073
Universal life insurance contracts              100,019     105,878     122,565
                                              ---------   ---------   ---------
Total                                         $ 398,304   $ 377,556   $ 374,268
                                              =========   =========   =========

At December 31, 2003, no investments in any one entity or its affiliates exceeded 10% of the Company's shareholder's equity.

At December 31, 2003, bonds, notes and redeemable preferred stocks included $339,119,000 of bonds that were not rated investment grade. These non-investment-grade securities are comprised of bonds spanning 11 industries with 21% of these assets concentrated in financial institutions, 17% of these assets concentrated in utilities, 15% of these assets concentrated in telecommunications, 11% of these assets concentrated in transportation and 10% of these assets concentrated in noncyclical consumer products. No other industry concentration constituted more than 10% of these assets.

At December 31, 2003, mortgage loans were collateralized by properties located in 31 states, with loans totaling approximately 27%, 11% and 11% of the aggregate carrying value of the portfolio secured by properties located in California, Michigan and New York. No more than 10% of the portfolio was secured by properties in any other single state.

At December 31, 2003, the carrying value, which approximates market value, of all investments in default as to the payment of principal or interest totaled $49,607,000 of bonds.

As a component of its asset and liability management strategy, the Company utilizes Swap Agreements to match assets more closely to liabilities. Swap Agreements are agreements to exchange with a counterparty interest rate payments of differing character (for example, variable-rate payments exchanged for fixed-rate payments) based on an underlying principal balance (notional principal) to hedge against interest rate changes. The Company typically utilizes Swap Agreements to create a hedge that effectively converts floating-rate assets and liabilities to fixed-rate instruments.

At December 31, 2003, $10,245,000 of bonds, at amortized cost, was on deposit with regulatory authorities in accordance with statutory requirements.

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

4.    FAIR VALUE OF FINANCIAL INSTRUMENTS

      The following estimated fair value disclosures are limited to reasonable estimates of the fair value of only the Company's financial instruments. The disclosures do not address the value of the Company's recognized and unrecognized nonfinancial assets (including its real estate investments and other invested assets except for partnerships) and liabilities or the value of anticipated future business. The Company does not plan to sell most of its assets or settle most of its liabilities at these estimated fair values.

      The fair value of a financial instrument is the amount at which the instrument could be exchanged in a current transaction between willing parties, other than in a forced or liquidation sale. Selling expenses and potential taxes are not included. The estimated fair value amounts were determined using available market information, current pricing information and various valuation methodologies. If quoted market prices were not readily available for a financial instrument, management determined an estimated fair value. Accordingly, the estimates may not be indicative of the amounts the financial instruments could be exchanged for in a current or future market transaction.

      The following methods and assumptions were used to estimate the fair value of each class of financial instruments for which it is practicable to estimate that value:

      CASH AND SHORT-TERM INSTRUMENTS: Carrying value is considered to be a reasonable estimate of fair value.

      BONDS, NOTES AND REDEEMABLE PREFERRED STOCKS: Fair value is based principally on independent pricing services, broker quotes and other independent information. For securities which do not have readily determinable market prices, we estimate their fair value with internally prepared valuations (including those based on estimates of future profitability). Otherwise, we use our most recent purchases and sales of similar unquoted securities, independent broker quotes or comparison to similar securities with quoted prices when possible to estimate the fair value of those securities.

      MORTGAGE LOANS: Fair values are primarily determined by discounting future cash flows to the present at current market rates, using expected prepayment rates.

      SEPARATE ACCOUNT SEED MONEY: Fair value is considered to be the market value of the underlying securities.

      COMMON STOCKS: Fair value is based principally on independent pricing services, broker quotes and other independent information.

      POLICY LOANS: Carrying value is considered a reasonable estimate of fair value.

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

4.    FAIR VALUE OF FINANCIAL INSTRUMENTS (Continued)

      PARTNERSHIPS: Fair value of partnerships that invest in debt and equity securities is based upon the fair value of the net assets of the partnerships as determined by the general partners.

      VARIABLE ANNUITY ASSETS HELD IN SEPARATE ACCOUNTS: Variable annuity assets are carried at the market value of the underlying securities.

      RESERVES FOR FIXED ANNUITY CONTRACTS: Deferred annuity contracts are assigned a fair value equal to current net surrender value. Annuitized contracts are valued based on the present value of future cash flows at current pricing rates.

      RESERVES FOR GUARANTEED INVESTMENT CONTRACTS: Fair value is based on the present value of future cash flows at current pricing rates.

      SECURITIES HELD/LOANED UNDER COLLATERAL AGREEMENTS: Carrying value is considered to be a reasonable estimate of fair value.

      VARIABLE ANNUITY LIABILITIES RELATED TO SEPARATE ACCOUNTS: Variable annuity liabilities are carried at the market value of the underlying securities of the variable annuity assets held in separate accounts.

      The estimated fair values of the Company's financial instruments at December 31, 2003 and 2002 compared with their respective carrying values, are as follows:

                                                                  CARRYING       FAIR
                                                                   VALUE         VALUE
                                                                -----------   -----------
                                                                     (IN THOUSANDS)
DECEMBER 31, 2003:

ASSETS:
    Cash and short-term investments .........................   $    85,188   $    85,188
    Bonds, notes and redeemable preferred stocks ............     5,505,800     5,505,800
    Mortgage loans ..........................................       716,846       774,758
    Policy loans ............................................       200,232       200,232
    Separate account seed money .............................        17,815        17,815
    Common stocks ...........................................           727           727
    Partnerships ............................................         1,312         1,685
    Securities lending collateral ...........................       514,145       514,145
    Variable annuity assets held in separate accounts .......    19,178,796    19,178,796

LIABILITIES:
    Reserves for fixed annuity contracts ....................   $ 4,274,329   $ 4,225,329
    Reserves for guaranteed investment contracts ............       218,032       223,553
    Securities lending payable ..............................       514,145       514,145
    Variable annuity liabilities related to separate accounts    19,178,796    19,178,796

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

4.    FAIR VALUE OF FINANCIAL INSTRUMENTS (Continued)

                                                                 CARRYING        FAIR
                                                                   VALUE         VALUE
                                                                -----------   -----------
                                                                      (IN THOUSANDS)
DECEMBER 31, 2002:

ASSETS:
    Cash and short-term investments .........................   $    65,872   $    65,872
    Bonds, notes and redeemable preferred stocks ............     5,528,569     5,528,569
    Mortgage loans ..........................................       738,601       818,022
    Policy loans ............................................       215,846       215,846
    Separate account seed money .............................        25,366        25,366
    Common stocks ...........................................         2,609         2,609
    Partnerships ............................................         8,766         7,504
    Securities lending collateral ...........................       585,760       585,760
    Variable annuity assets held in separate accounts .......    14,758,642    14,758,642

LIABILITIES:
    Reserves for fixed annuity contracts ....................   $ 4,285,098   $ 4,173,950
    Reserves for guaranteed investment contracts ............       359,561       367,393
    Securities lending payable ..............................       585,760       585,760
    Variable annuity liabilities related to separate accounts    14,758,642    14,758,642

5.    REINSURANCE

      GUARANTEED MINIMUM DEATH BENEFIT ("GMDB"): A majority of the Company's variable annuity products are issued with a death benefit feature which provides that, upon the death of a contractholder, the contractholder's beneficiary will receive the greater of (1) the contractholder's account value, or (2) a guaranteed minimum death benefit that varies by product (the GMDB). Depending on the product, the GMDB may equal the principal invested, adjusted for withdrawals; the principal invested, adjusted for withdrawals, accumulated at up to 5% per annum (subject to certain caps); or an amount equal to the highest account value in effect on any anniversary date under the contract. These benefits have issue age and other restrictions to reduce mortality risk exposure. The Company bears the risk that death claims following a decline in the financial markets may exceed contractholder account balances, and that the fees collected under the contract are insufficient to cover the costs of the benefit to be provided. At December 31, 2003, a portion of the GMDB risk on approximately 33% (calculated based on current account value) of the contracts with such features had been reinsured. Approximately half of this reinsurance will cease on March 31, 2004. In 2003, a substantial majority of contracts sold have reinsurance coverage. However, the Company does not currently have reinsurance coverage on the majority of the contracts to be sold after 2003. Reinsurance coverage is subject to limitations such as caps and deductibles. GMDB reinsurance premiums of $20,691,000, $15,544,000 and $8,200,000 were netted against variable annuity policy fees in 2003, 2002 and 2001, respectively. GMDB-

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

5.    REINSURANCE (Continued)

      related contractholder benefits incurred, net of related reinsurance, were $63,268,000 (net of $8,042,000 of reinsurance recoveries), $67,492,000
      (net of $8,362,000 of reinsurance recoveries) and $17,839,000 (net of $3,767,000 of reinsurance recoveries) for 2003, 2002 and 2001, respectively. In accordance with Generally Accepted Accounting Principles, the Company expenses such benefits in the period incurred, and therefore does not provide reserves for future benefits. However, effective January 1, 2004, the company will be required to record a liability for GMDBs (see
      Note 2).

      EARNINGS ENHANCEMENT BENEFIT ("EEB"): The Company issues certain variable annuity products that offer an optional Earnings Enhancement Benefit (EEB) feature. This optional feature provides an additional death benefit, for which the Company assesses a separate charge to contractholders who elect the feature. The EEB provides an additional death benefit amount equal to a fixed percentage of earnings in the contract, subject to certain maximums. The percentages vary by issue age and policy duration. The Company bears the risk that account values following favorable performance of the financial markets will result in greater EEB death claims and that the fees collected under the contract are insufficient to cover the costs of the benefit to be provided. At December 31, 2003, approximately 8% (calculated based on current account value) of in-force contracts include EEB coverage, with 95% of the EEB risk fully reinsured. EEB reinsurance premiums of $4,045,000 and $2,106,000 were netted against variable annuity policy fees in 2003 and 2002, respectively. There were no EEB reinsurance premium in 2001.

      GUARANTEED MINIMUM INCOME BENEFIT ("GMIB"): The Company issues certain variable annuity products that contain or offer a Guaranteed Minimum Income Benefit ("GMIB") living benefit feature. This feature provides a minimum annuity payment guarantee for those contractholders who choose to receive fixed lifetime annuity payments after a seven, nine or ten-year waiting period in their deferred annuity contracts. The Company bears the risk that the performance of the financial markets will not be sufficient for accumulated policyholder account balances to support GMIB benefits and that the fees collected under the contract are insufficient to cover the costs of the benefit to be provided. Substantially all of the Company's products containing the GMIB feature have been reinsured; furthermore, substantially all of the GMIB risk per individual reinsured contract has been transferred to the reinsurer. However, the Company does not currently have reinsurance coverage on contracts to be sold after the middle of 2004. GMIB reinsurance premiums of $6,059,000, $4,902,000 and $5,047,000 were netted against variable annuity policy fees in 2003, 2002 and 2001, respectively.

      The universal life insurance contracts are subject to reinsurance ceded agreements. In order to limit the exposure to loss on any single insured, the Company entered into a reinsurance treaty effective January 1, 1999 under which the Company retains no more than $100,000 of risk on any one insured life. Reinsurance premiums of $33,710,000, $34,098,000 and $34,011,000 were netted against universal life insurance fees in 2003, 2002 and 2001, respectively. Reinsurance recoveries were $34,036,000, $29,171,000 and $31,591,000 in 2003, 2002 and 2001, respectively. Total reserve credits of $3,705,000 and $3,641,000 were taken against the life insurance reserves at December 31, 2003 and 2002, respectively.

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

5.    REINSURANCE (Continued)

      On August 1, 1999, the Company entered into a modified coinsurance transaction, approved by the Arizona Department of Insurance, which involved the ceding of approximately $6,000,000,000 of variable annuities to ANLIC Insurance Company (Hawaii), a non-affiliated stock life insurer. As part of the transaction, the Company received cash in the amount of $150,000,000 and recorded a corresponding deposit liability. As payments are made to the reinsurer, the deposit liability is relieved. For the year ended December 31, 2003, the Company recorded income of $7,591,000 from this program, as compared to an income of $6,418,000 for the year ended December 31, 2002 and a cost of $6,909,000 for the year ended December 31, 2001. These amounts are reported as a component of general and administrative expenses in the consolidated statement of income and comprehensive income.

      With respect to its reinsurance agreements, the Company could become liable for all obligations of the reinsured policies if the reinsurers were to become unable to meet the obligations assumed under the respective reinsurance agreements. The Company monitors its credit exposure with respect to these agreements. However, due to the high credit ratings of the reinsurers, such risks are considered to be minimal.

6.    COMMITMENTS AND CONTINGENT LIABILITIES

      The Company has entered into seven agreements in which it has provided liquidity support for certain short-term securities of municipalities and non-profit organizations by agreeing to purchase such securities in the event there is no other buyer in the short-term marketplace. In return the Company receives a fee. The maximum liability under these guarantees at December 31, 2003 is $557,775,000. Related to each of these agreements are participation agreements with the Parent under which the Parent will share in $222,524,000 of these liabilities in exchange for a proportionate percentage of the fees received under these agreements. The expiration dates of these commitments are as follows: $21,930,000 in 2004, $385,845,000 in 2005 and $150,000,000 in 2006. The Internal Revenue
      Service has initiated examinations into the transactions underlying these commitments, including the Company's role in the transactions. The Company is fully cooperating with the IRS. Management does not anticipate any material losses with respect to these commitments.

      At December 31, 2003, the Company was obligated to purchase approximately $18,000,000 of asset backed securities in the ordinary course of business. The expiration dates of these commitments are as follows: $11,000,000 in 2004 and $7,000,000 in 2006.

      Various lawsuits against the Company have arisen in the ordinary course of business. Contingent liabilities arising from litigation, income taxes and other matters are not considered material in relation to the financial position, results of operations or cash flows of the Company.

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

6.    COMMITMENTS AND CONTINGENT LIABILITIES (Continued)

      The Company's insurance policy obligations are guaranteed by American Home Assurance Company ("American Home"), a subsidiary of AIG, and a member of an AIG intercompany pool, and the belief that the Company is viewed as a strategically important member of AIG. This guarantee is unconditional and irrevocable, and the Company's policyholders have the right to enforce the guarantee directly against American Home.

      The Company has a support agreement in effect between the Company and AIG (the "Support Agreement"), pursuant to which AIG has agreed that AIG will cause the Company to maintain a policyholder's surplus of not less than $1,000,000 or such greater amount as shall be sufficient to enable the Company to perform its obligations under any policy issued by it. The Support Agreement also provides that if the Company needs funds not otherwise available to it to make timely payment of its obligations under policies issued by it, AIG will provide such funds at the request of the Company. The Support Agreement is not a direct or indirect guarantee by AIG to any person of any obligations of the Company. AIG may terminate the Support Agreement with respect to outstanding obligations of the Company only under circumstances where the Company attains, without the benefit of the Support Agreement, a financial strength rating equivalent to that held by the Company with the benefit of the Support Agreement. Policyholders have the right to cause the Company to enforce its rights against AIG and, if the Company fails or refuses to take timely action to enforce the Support Agreement or if the Company defaults in any claim or payment owed to such policyholder when due, have the right to enforce the Support Agreement directly against AIG.

      American Home does not publish financial statements, although it files statutory annual and quarterly reports with the New York State Insurance Department, where such reports are available to the public. AIG is a reporting company under the Securities Exchange Act of 1934, and publishes annual reports on Form 10-K and quarterly reports on Form 10-Q, which are available from the Securities and Exchange Commission.

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

7.    SHAREHOLDER'S EQUITY

      The Company is authorized to issue 4,000 shares of its $1,000 par value Common Stock. At December 31, 2003 and 2002, 3,511 shares were outstanding.

      Changes in shareholder's equity are as follows:

                                                                  YEARS ENDED DECEMBER 31,
                                                         -----------------------------------------
                                                             2003           2002           2001
                                                         -----------    -----------    -----------
                                                                      (IN THOUSANDS)
ADDITIONAL PAID-IN CAPITAL:
    Beginning balances ...............................   $ 1,125,753    $   925,753    $   493,010
    Capital contributions by Parent ..................            --        200,000             --
    Contribution of subsidiary by Parent .............            --             --        432,743
                                                         -----------    -----------    -----------
    Ending balances ..................................   $ 1,125,753    $ 1,125,753    $   925,753
                                                         ===========    ===========    ===========

RETAINED EARNINGS:
    Beginning balances ...............................   $   175,871    $   694,004    $   697,730
    Net income .......................................        85,672         34,251         90,369
    Dividends paid to Parent .........................            --             --        (94,095)
    Distribution of subsidiary to Parent .............            --       (552,384)            --
                                                         -----------    -----------    -----------
    Ending balances ..................................   $   261,543    $   175,871    $   694,004
                                                         ===========    ===========    ===========

ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS):
    Beginning balances ...............................   $    16,504    $   (29,272)   $   (65,582)
    Change in net unrealized gains (losses) on
      debt securities available for sale .............       118,725         98,718         59,844
    Change in net unrealized gains (losses) on
      equity securities available for sale ...........         1,594         (1,075)          (400)
    Change in adjustment to deferred acquisition costs       (34,000)       (25,000)        (5,800)
    Cumulative effect of accounting change, net of tax            --             --          1,389
    Net change related to cash flow hedges ...........            --         (2,218)            81
    Tax effects of net changes .......................       (30,213)       (24,649)       (18,804)
                                                         -----------    -----------    -----------
    Ending balances ..................................   $    72,610    $    16,504    $   (29,272)
                                                         ===========    ===========    ===========

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

7.    SHAREHOLDER'S EQUITY (Continued)

      Gross unrealized gains (losses) on fixed maturity and equity securities included in accumulated other comprehensive income are as follows:

                                                     DECEMBER 31,    DECEMBER 31,
                                                         2003            2002
                                                     ------------    ------------
                                                           (IN THOUSANDS)
Gross unrealized gains .........................      $ 214,845       $ 205,052
Gross unrealized losses ........................        (60,136)       (170,662)
Adjustment to DAC ..............................        (43,000)         (9,000)
Deferred income taxes ..........................        (39,099)         (8,886)
                                                      ---------       ---------
Accumulated other comprehensive income .........      $  72,610       $  16,504
                                                      =========       =========

      On October 30, 2002, the Company received a capital contribution of $200,000,000 in cash from the Parent.

      On January 1, 2002, the Company declared a distribution to its Parent of 100% of the outstanding capital stock of its then consolidated subsidiary, Saamsun. Pursuant to this distribution, Saamsun became a direct wholly owned subsidiary of the Parent. Saamsun held the Company's asset management and broker-dealer segments. This distribution reduced the Company's shareholder's equity by $552,384,000, cash and short term investments by $82,873,000, partnerships by $443,369,000, deferred acquisition costs by $98,428,000, other assets by $108,163,000, other liabilities by $121,635,000 and subordinated notes payable to affiliates by $58,814,000. Pretax income in future periods will be reduced by the earnings of the Company's asset management and broker-dealer operations, substantially offset by a profit sharing agreement on fees earned on variable annuity subaccounts (see Note 9). Net loss from these operations, on a combined basis, totaled $9,491,000 for the year ended December 31, 2001.

      On January 1, 2001, the Parent contributed all of its ownership interests in SA Affordable Housing, LLC ("SAAH LLC"), a wholly owned subsidiary, to the Company. The Company subsequently contributed all of its ownership interests in SAAH LLC to Saamsun. All of SAAH LLC's ownership interests were ultimately contributed to SAAMCO. SAAH LLC has investments in limited partnership interests whose primary purpose is the generation of rehabilitation tax credits, low income housing credits and passive losses. Realized tax credits are realized by its direct Parent, SAAMCO. At the time of the contribution, SAAH LLC had partnership assets of $432,120,000, other assets of $623,000 and shareholder's equity of $432,743,000. SAAH LLC's results of operations are included within the asset management operations. As a result of this transfer, additional paid-in capital was increased by $432,743,000. This contribution was approved by the Arizona Department of Insurance.

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

7.    SHAREHOLDER'S EQUITY (Continued)

      Dividends that the Company may pay to its shareholder in any year without prior approval of the Arizona Department of Insurance are limited by statute. The maximum amount of dividends which can be paid to shareholders of insurance companies domiciled in the state of Arizona without obtaining the prior approval of the Insurance Commissioner is limited to the lesser of either 10% of the preceding year's statutory surplus or the preceding year's statutory net gain from operations if, after paying the dividend, the Company's capital and surplus would be adequate in the opinion of the Arizona Department of Insurance. Accordingly, the maximum amount of dividends that can be paid to stockholders in the year 2004 without obtaining prior approval is $59,884,000. No dividends were paid in the years ended December 31, 2003 and 2002. Dividends of $94,095,000 were paid on April 2, 2001.

      Under statutory accounting principles utilized in filings with insurance regulatory authorities, the Company's net income totaled $89,071,000 for the year ended December 31, 2003 and net losses of $180,737,000 and $122,322,000 for the years ended December 31, 2002 and 2001, respectively. The Company's statutory capital and surplus totaled $602,348,000 at December 31, 2003 and $463,905,000 at December 31, 2002.

8.    INCOME TAXES

      The components of the provisions for federal income taxes on pretax income consist of the following:

                                               YEARS ENDED DECEMBER 31,
                                      ------------------------------------------
                                         2003            2002            2001
                                      ---------       ---------       ----------
                                                    (IN THOUSANDS)

Current ........................      $ 122,445       $(126,685)      $(105,158)
Deferred .......................       (100,685)        128,748         126,010
                                      ---------       ---------       ----------
Total income tax expense .......      $  21,760       $   2,063       $  20,852
                                      =========       =========       =========

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

8.    INCOME TAXES (Continued)

      Income taxes computed at the United States federal income tax rate of 35% and income taxes provided differ as follows:

                                                       YEARS ENDED DECEMBER 31,
                                                  --------------------------------
                                                    2003        2002        2001
                                                  --------    --------    --------
                                                           (IN THOUSANDS)

Amount computed at statutory rate .............   $ 37,601    $ 12,710    $ 42,547
Increases (decreases) resulting from:
   Amortization of differences between
      book and tax bases of net assets acquired         --          --         613
   State income taxes, net of federal
      tax benefit .............................         --          --       4,072
   Dividends received deduction ...............    (15,920)    (10,117)    (13,406)
   Tax credits ................................         --          --     (16,758)
   Other, net .................................         79        (530)      3,784
                                                  --------    --------    --------
      Total income tax expense ................   $ 21,760    $  2,063    $ 20,852
                                                  ========    ========    ========

      For United States federal income tax purposes, certain amounts from life insurance operations are accumulated in a policyholders' surplus account and are taxed only when distributed to shareholders or when such account exceeds prescribed limits. The accumulated policyholders' surplus was $14,304,000 at December 31, 2003. The Company does not anticipate any transactions which would cause any part of this surplus to be taxable.

      Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax reporting purposes.

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

8.    INCOME TAXES (Continued)

      The significant components of the liability for Deferred Income Taxes are as follows:

                                                        DECEMBER 31,   DECEMBER 31,
                                                            2003           2002
                                                        ------------   ------------
(IN THOUSANDS)
DEFERRED TAX LIABILITIES:

Deferred acquisition costs ...........................   $ 455,151      $ 423,823
Other liabilities ....................................          --         42,289
Net unrealized gains on debt and equity securities
   available for sale ................................      39,098          8,885
                                                         ---------      ----------
Total deferred tax liabilities .......................     494,249        474,997
                                                         ---------      ----------
DEFERRED TAX ASSETS:

Investments ..........................................     (24,436)       (13,591)
Contractholder reserves ..............................    (158,112)       (84,943)
Guaranty fund assessments ............................      (3,408)        (3,774)
Deferred income ......................................     (21,881)       (16,416)
Other assets .........................................      (5,013)        (4,401)
                                                         ---------      ----------
Total deferred tax assets ............................    (212,850)      (123,125)
                                                         ---------      ----------
Deferred income taxes ................................   $ 281,399      $ 351,872
                                                         =========      =========

      In the Company's opinion, the deferred taxes will be fully realized and no valuation allowance is necessary because the Company has the ability to generate sufficient future taxable income to realize the tax benefits.

9.    RELATED-PARTY MATTERS

      As discussed in Notes 1 and 7, the Company declared a distribution to the Parent, effective January 1, 2002, of 100% of the outstanding common stock of its consolidated subsidiary, Saamsun.

      For the years ended December 31, 2003 and December 31, 2002, the Company paid commissions totaling $51,716,000 and $59,058,000 to nine affiliated broker-dealers: Royal Alliance Associates, Inc.; SunAmerica Securities, Inc.; Advantage Capital Corporation; FSC Services Corporation; Sentra Securities Corporation; Spelman & Co., Inc.; VALIC Financial Advisors; American General Financial Advisors and Franklin Financial Services Corporation, respectively. Royal Alliance Associates, Inc. was a wholly owned subsidiary of the Company prior to January 1, 2002. For the year ended December 31, 2001, the Company paid commissions totaling $40,567,000 to six affiliated broker-dealers: SunAmerica Securities, Inc.; Advantage Capital Corporation; FSC Services Corporation; Sentra Securities Corporation; Spelman & Co., Inc. and VALIC Financial Advisors. These affiliated broker-dealers, distribute a significant portion of the Company's variable annuity products, amounting to approximately 24.0%, 31.2% and 26.0% of deposits for each of the respective periods. Of the Company's mutual fund sales, 26.3% was distributed by these affiliated broker-dealers for the year ended December 31, 2001.

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

9.    RELATED-PARTY MATTERS (Continued)

      Pursuant to a cost allocation agreement, the Company purchases administrative, investment management, accounting, marketing and data processing services from its Parent, AIGRS and AIG. The allocation of such costs for investment management services is based on the level of assets under management. The allocation of costs for other services is based on estimated levels of usage, transactions or time incurred in providing the respective services. Amounts paid for such services totaled $126,531,000 for the year ended December 31, 2003, $119,981,000 for the year ended December 31, 2002 and $130,178,000 for the year ended December 31, 2001. The component of such costs that relate to the production or acquisition of new business during these periods amounted to $48,733,000, $49,004,000 and $68,757,000, respectively, and is deferred and amortized as part of deferred acquisition costs. The other components of such costs are included in general and administrative expenses in the consolidated statement of income and comprehensive income.

      The Company paid $500,000, $790,000 and $219,000 of management fees to an affiliate of the Company to administer its securities lending program for the years ended December 31, 2003, 2002 and 2001, respectively (see Note
      2).

      The majority of the Company's invested assets are managed by an affiliate of the Company. The investment management fees incurred were $2.3 million, $2.4 million and $5.0 million for the years ended December 31, 2003, 2002 and 2001, respectively.

      In December 2003, the Company purchased an affiliated bond with a carrying value of $37,129,000.

      On June 10, 2002, the Company entered into a profit sharing agreement with AIG SunAmerica Asset Management Corp. ("SAAMCO"), a former subsidiary of the Company and registered investment advisor, whereby SAAMCO will contribute to the Company on a quarterly basis its profits earned in connection with its role as investment advisor and/or business manager to several open-end investment management companies registered under the Investment Company Act of 1940, as amended, that fund the variable investment options available to investors through the Company's variable annuity contracts (the "SAAMCO Agreement"). The SAAMCO Agreement is retroactive to January 1, 2002. Variable annuity fees of $60,458,000 and $62,562,000 were included in the consolidated statement of income and comprehensive income relating to the SAAMCO Agreement for the years ended December 31, 2003 and 2002. Of this amount $54,753,000 and $57,745,000 has been paid to the Company in 2003 and 2002 and $5,705,000 and $4,817,000 remained receivables from SAAMCO at December 31, 2003 and 2002, respectively.

      On September 26, 2001, the Company entered into a short-term financing arrangement with AIGRS, whereby the Company has the right to borrow up to $500,000,000 from AIGRS. Any advances made by AIGRS under this agreement must be repaid within 30 days. No borrowings were outstanding under this agreement at December 31, 2003 or December 31, 2002.

      On December 19, 2001, the Company entered into a short-term financing arrangement with AIGRS, whereby AIGRS has the right to borrow up to

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

9.    RELATED-PARTY MATTERS (Continued)

      $500,000,000 from the Company. Any advances made by the Company under this agreement must be repaid within 30 days. No borrowings were outstanding under this agreement at December 31, 2003. At December 31, 2002, $50,000,000 was due to the Company under this agreement. This receivable was collected in January 2003 and was included in due from affiliates on the balance sheet at December 31, 2002.

      On September 26, 2001, the Company entered into a short-term financing arrangement with an affiliate, SunAmerica Investments, Inc., whereby the Company has the right to borrow up to $500,000,000 from SunAmerica Investments, Inc. Any advances made by SunAmerica Investments, Inc. under this agreement must be repaid within 30 days. At December 31, 2003, the Company owed $14,000,000 under this agreement. This payable was paid in January 2004 and was included in due to affiliates on the balance sheet at December 31, 2003. No borrowings were outstanding under this agreement at December 31, 2002.

      On December 19, 2001, the Company entered into a short-term financing arrangement with an affiliate, SunAmerica Investments, Inc., whereby SunAmerica Investments, Inc. has the right to borrow up to $500,000,000 from the Company. Any advances made by the Company under this agreement must be repaid within 30 days. No borrowings were outstanding under this agreement at December 31, 2003 or December 31, 2002.

10.   BUSINESS SEGMENTS

      As a result of the distribution of Saamsun to the Parent on January 1, 2002, the Company had one business segment in 2003 and 2002, annuity operations (see Note 7). Prior to January 1, 2002, the Company had three business segments: annuity operations, asset management operations and broker-dealer operations. The accounting policies of the segments are the same as those described in Note 2. The Company evaluates performance based on profit or loss from operations before income taxes. There were no intersegment revenues for the year ended December 31, 2001. Substantially all of the Company's revenues are derived from the United States. The Parent makes expenditures for long-lived assets for the Company and allocates depreciation of such assets to the Company.

      Products for the annuity operations and asset management operations are marketed through affiliated and independent broker-dealers, full-service securities firms and financial institutions. One independent selling organization in the annuity operations represented 14.6% of sales in the year ended December 31, 2003, 11.9% of sales in the year ended December 31, 2002 and 12.2% of sales in the year ended December 31, 2001. No other independent selling organization was responsible for 10% or more of sales for any such period. For the year ended December 31, 2001, there was no single independent selling organization that accounted for 10% or more of sales in the asset management operations. Registered representatives sell products offered by the broker-dealer operations. Revenue from any single registered representative or group of registered representatives does not compose a material percentage of total revenues in the broker-dealer operations for the year ended December 31, 2001.

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

10.   BUSINESS SEGMENTS (Continued)

      Summarized data for the Company's business segments follow:

                                                                  ASSET        BROKER-
                                                    ANNUITY     MANAGEMENT     DEALER
                                                  OPERATIONS    OPERATIONS   OPERATIONS      TOTAL
                                                 ------------   ----------   ----------   ------------
                                                                    (IN THOUSANDS)
YEAR ENDED DECEMBER 31, 2003:

REVENUES:
Fee income:
    Variable annuity fees ................       $    290,132   $       --   $       --   $    290,132
    Universal life insurance fees ........             35,816           --           --         35,816
    Surrender charges ....................             27,733           --           --         27,733
    Other fees ...........................                 --           --           --             --
                                                 ------------   ----------   ----------   ------------
        Total fee income .................            353,681           --           --        353,681

Investment income ........................            398,304           --           --        398,304
Net realized investment losses ...........            (30,354)          --           --        (30,354)
                                                 ------------   ----------   ----------   ------------
Total revenues ...........................            721,631           --           --        721,631
                                                 ------------   ----------   ----------   ------------
BENEFITS AND EXPENSES:
Interest expense .........................            237,585           --           --        237,585
General and administrative expenses ......             83,013           --           --         83,013
Amortization of deferred acquisition costs            156,906           --           --        156,906
Annual commissions .......................             55,661           --           --         55,661
Claims on universal life contracts, net of
    reinsurance ..........................             17,766           --           --         17,766
Guaranteed minimum death benefits, net of
    reinsurance recoveries ...............             63,268           --           --         63,268
                                                 ------------   ----------   ----------   ------------
Total benefits and expenses ..............            614,199           --           --        614,199
                                                 ------------   ----------   ----------   ------------
Pretax income before cumulative effect of
    accounting change ....................       $    107,432   $       --   $       --   $    107,432
                                                 ============   ==========   ==========   ============

Total assets .............................       $ 27,781,851   $       --   $       --   $ 27,781,851
                                                 ============   ==========   ==========   ============
Expenditures for long-lived assets .......       $         --   $       --   $       --   $         --
                                                 ============   ==========   ==========   ============

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

10.   BUSINESS SEGMENTS (Continued)

                                                                  ASSET        BROKER-
                                                    ANNUITY     MANAGEMENT     DEALER
                                                  OPERATIONS    OPERATIONS   OPERATIONS      TOTAL
                                                 ------------   ----------   ----------   ------------
                                                                    (IN THOUSANDS)
YEAR ENDED DECEMBER 31, 2002:

REVENUES:
Fee income:
   Variable annuity fees .................       $    295,509   $       --   $       --   $    295,509
   Universal life insurance fees .........             36,253           --           --         36,253
   Surrender charges .....................             32,507           --           --         32,507
   Other fees ............................              3,305           --           --          3,305
                                                 ------------   ----------   ----------   ------------
      Total fee income ...................            367,574           --           --        367,574

Investment income ........................            377,556           --           --        377,556
Net realized investment losses ...........            (65,811)          --           --        (65,811)
                                                 ------------   ----------   ----------   ------------
Total revenues ...........................            679,319           --           --        679,319

BENEFITS AND EXPENSES:
Interest expense .........................            234,261           --           --        234,261
General and administrative expenses ......             79,287           --           --         79,287
Amortization of deferred acquisition costs            187,860           --           --        187,860
Annual commissions .......................             58,389           --           --         58,389
Claims on universal life contracts, net of
   reinsurance ...........................             15,716           --           --         15,716
Guaranteed minimum death benefits, net of
   reinsurance recoveries ................             67,492           --           --         67,492
                                                 ------------   ----------   ----------   ------------
Total benefits and expenses ..............            643,005           --           --        643,005
                                                 ------------   ----------   ----------   ------------
Pretax income before cumulative effect of
   accounting change .....................       $     36,314   $       --   $       --   $     36,314
                                                 ============   ==========   ==========   ============
Total assets .............................       $ 23,538,832   $       --   $       --   $ 23,538,832
                                                 ============   ==========   ==========   ============
Expenditures for long-lived assets .......       $         --   $       --   $       --            $--
                                                 ============   ==========   ==========   ============

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

10.   BUSINESS SEGMENTS (Continued)

                                                                  ASSET        BROKER-
                                                    ANNUITY     MANAGEMENT     DEALER
                                                  OPERATIONS    OPERATIONS   OPERATIONS      TOTAL
                                                 ------------   ----------   ----------   ------------
                                                                    (IN THOUSANDS)
YEAR ENDED DECEMBER 31, 2001:

REVENUES:
Fee income:
    Variable annuity fees ................       $    337,384   $   11,499   $       --   $    348,883
    Net retained commissions .............                 --        2,210       45,362         47,572
    Asset management fees ................                 --       63,529           --         63,529
    Universal life insurance fees ........             36,475           --           --         36,475
    Surrender charges ....................             24,911           --           --         24,911
    Other fees ...........................              3,626        9,350        1,575         14,551
                                                 ------------   ----------   ----------   ------------
Total fee income .........................            402,396       86,588       46,937        535,921

Investment income ........................            358,710       14,988          570        374,268
Net realized investment losses ...........            (59,784)     (32,927)          --        (92,711)
                                                 ------------   ----------   ----------   ------------
Total revenues ...........................            701,322       68,649       47,507        817,478

BENEFITS AND EXPENSES:
Interest expense .........................            240,499        4,115          360        244,974
General and administrative expenses ......             80,026       27,430       29,486        136,942
Amortization of deferred acquisition costs            144,273       76,043           --        220,316
Annual commissions .......................             58,278           --           --         58,278
Claims on universal life contracts, net of
   reinsurance ...........................             17,566           --           --         17,566
Guaranteed minimum death benefits, net of
   reinsurance recoveries ................             17,839           --           --         17,839
                                                 ------------   ----------   ----------   ------------
Total benefits and Expenses ..............            558,481      107,588       29,846        695,915

Pretax income before cumulative effect of
   accounting change .....................       $    142,841   $  (38,939)  $   17,661   $    121,563
                                                 ============   ==========   ==========   ============
Total assets .............................       $ 26,207,279   $  659,876   $   72,950   $ 26,940,105
                                                 ============   ==========   ==========   ============
Expenditures for long-lived assets .......       $         --   $      614   $      608   $      1,222
                                                 ============   ==========   ==========   ============

                          VARIABLE ANNUITY ACCOUNT FIVE

                                       OF

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                              FINANCIAL STATEMENTS

                                 APRIL 30, 2003

                          VARIABLE ANNUITY ACCOUNT FIVE

                                       OF

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                                  ANNUAL REPORT
                                 APRIL 30, 2003

                                    CONTENTS

Report of Independent Auditors .......................................................    1
Statement of Assets and Liabilities ..................................................    2
Schedule of Portfolio Investments ....................................................    8
Statement of Operations ..............................................................    9
Statement of Changes in Net Assets ...................................................   15
Notes to Financial Statements ........................................................   25

                         REPORT OF INDEPENDENT AUDITORS

To the Board of Directors of AIG SunAmerica Life Assurance Company and the Contractholders of its separate account, Variable Annuity Account Five

In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the Variable Accounts constituting Variable Annuity Account Five, a separate account of AIG SunAmerica Life Assurance Company (formerly, Anchor National Life Insurance Company) (the "Separate Account") at April 30, 2003, the results of each of their operations for the year then ended, and the changes in each of their net assets for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Separate Account's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2003 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Los Angeles, California
June 20, 2003

                          VARIABLE ANNUITY ACCOUNT FIVE
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                       STATEMENT OF ASSETS AND LIABILITIES
                                 APRIL 30, 2003

                                                                    Moderate     Balanced     Conservative   Large Cap
                                                       Growth        Growth       Growth        Growth        Growth
                                                      Strategy      Strategy     Strategy       Strategy     Portfolio
                                                      (Class 1)     (Class 1)    (Class 1)     (Class 1)     (Class 1)
                                                    --------------------------------------------------------------------
Assets:
       Investments in Seasons Series Trust,
          at net asset value                        $107,107,897  $118,653,181  $ 95,672,898  $ 74,525,952  $ 13,238,748

Liabilities                                                    0             0             0             0             0
                                                    --------------------------------------------------------------------

                                                    $107,107,897  $118,653,181  $ 95,672,898  $ 74,525,952  $ 13,238,748
                                                    ====================================================================
Net assets:

       Accumulation units                           $106,644,275  $118,128,358  $ 95,368,313  $ 73,918,179  $ 13,234,122

       Contracts in payout (annuitization) period        463,622       524,823       304,585       607,773         4,626
                                                    --------------------------------------------------------------------

            Total net assets                        $107,107,897  $118,653,181  $ 95,672,898  $ 74,525,952  $ 13,238,748
                                                    ====================================================================

Accumulation units outstanding                         8,388,728     9,209,776     7,403,724     5,702,169     1,955,050
                                                    ====================================================================

Contracts with total expenses of 1.40%:
       Net Assets                                   $104,522,445  $116,336,739  $ 93,502,483  $ 72,916,590  $ 12,150,929
       Accumulation units outstanding                  8,185,269     9,029,123     7,234,961     5,578,436     1,778,572
       Unit value of accumulation units             $      12.77  $      12.88  $      12.92  $      13.07  $       6.83

Contracts with total expenses of 1.52%:
       Net Assets                                   $  2,585,452  $  2,316,442  $  2,170,415  $  1,609,362  $  1,087,819
       Accumulation units outstanding                    203,459       180,653       168,763       123,733       176,478
       Unit value of accumulation units             $      12.71  $      12.82  $      12.86  $      13.01  $       6.16

Contracts with total expenses of 1.55%:
       Net Assets                                   $          -  $          -  $          -  $          -  $          -
       Accumulation units outstanding                          -             -             -             -             -
       Unit value of accumulation units             $          -  $          -  $          -  $          -  $          -

Contracts with total expenses of 1.65%:
       Net Assets                                   $          -  $          -  $          -  $          -  $          -
       Accumulation units outstanding                          -             -             -             -             -
       Unit value of accumulation units             $          -  $          -  $          -  $          -  $          -

Contracts with total expenses of 1.70%:
       Net Assets                                   $          -  $          -  $          -  $          -  $          -
       Accumulation units outstanding                          -             -             -             -             -
       Unit value of accumulation units             $          -  $          -  $          -  $          -  $          -

Contracts with total expenses of 1.95%:
       Net Assets                                   $          -  $          -  $          -  $          -  $          -
       Accumulation units outstanding                          -             -             -             -             -
       Unit value of accumulation units             $          -  $          -  $          -  $          -  $          -

                                                     Large Cap     Large Cap      Mid Cap
                                                     Composite       Value        Growth
                                                     Portfolio     Portfolio     Portfolio
                                                     (Class 1)     (Class 1)     (Class 1)
                                                    ----------------------------------------
Assets:
       Investments in Seasons Series Trust,
          at net asset value                        $  4,502,484  $ 11,563,105  $ 11,426,013

Liabilities                                                    0             0             0
                                                    ----------------------------------------

                                                    $  4,502,484  $ 11,563,105  $ 11,426,013
                                                    ========================================
Net assets:

       Accumulation units                           $  4,499,733  $ 11,555,272  $ 11,422,776

       Contracts in payout (annuitization) period          2,751         7,833         3,237
                                                    ----------------------------------------

            Total net assets                        $  4,502,484  $ 11,563,105  $ 11,426,013
                                                    ========================================

Accumulation units outstanding                           604,695     1,223,417     1,117,955
                                                    ========================================

Contracts with total expenses of 1.40%:
       Net Assets                                   $  4,360,228  $ 11,119,602  $ 10,690,999
       Accumulation units outstanding                    583,952     1,174,422     1,039,978
       Unit value of accumulation units             $       7.47  $       9.47  $      10.28

Contracts with total expenses of 1.52%:
       Net Assets                                   $    142,256  $    443,503  $    735,014
       Accumulation units outstanding                     20,743        48,995        77,977
       Unit value of accumulation units             $       6.86  $       9.05  $       9.43

Contracts with total expenses of 1.55%:
       Net Assets                                   $          -  $          -  $          -
       Accumulation units outstanding                          -             -             -
       Unit value of accumulation units             $          -  $          -  $          -

Contracts with total expenses of 1.65%:
       Net Assets                                   $          -  $          -  $          -
       Accumulation units outstanding                          -             -             -
       Unit value of accumulation units             $          -  $          -  $          -

Contracts with total expenses of 1.70%:
       Net Assets                                   $          -  $          -  $          -
       Accumulation units outstanding                          -             -             -
       Unit value of accumulation units             $          -  $          -  $          -

Contracts with total expenses of 1.95%:
       Net Assets                                   $          -  $          -  $          -
       Accumulation units outstanding                          -             -             -
       Unit value of accumulation units             $          -  $          -  $          -


                 See accompanying notes to financial statements.

                          VARIABLE ANNUITY ACCOUNT FIVE
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                        STATEMENT OF ASSETS AND LIABILITIES
                                 APRIL 30, 2003
                                  (Continued)

                                                      Mid Cap                    International    Diversified      Cash
                                                       Value        Small Cap       Equity       Fixed Income    Management
                                                     Portfolio      Portfolio      Portfolio       Portfolio      Portfolio
                                                     (Class 1)      (Class 1)      (Class 1)      (Class 1)      (Class 1)
                                                    ------------------------------------------------------------------------
Assets:
       Investments in Seasons Series Trust,
          at net asset value                        $ 11,011,900   $  8,656,121   $  5,783,950   $ 17,520,349   $  5,904,008

Liabilities                                                    0              0              0              0              0
                                                    ------------------------------------------------------------------------

                                                    $ 11,011,900   $  8,656,121   $  5,783,950   $ 17,520,349   $  5,904,008
                                                    ========================================================================
Net assets:

       Accumulation units                           $ 10,952,296   $  8,643,876   $  5,778,835   $ 17,520,345   $  5,903,990

       Contracts in payout (annuitization) period         59,604         12,245          5,115              4             18
                                                    ------------------------------------------------------------------------

            Total net assets                        $ 11,011,900   $  8,656,121   $  5,783,950   $ 17,520,349   $  5,904,008
                                                    ========================================================================

Accumulation units outstanding                           834,622      1,068,628        990,752      1,489,314        547,327
                                                    ========================================================================

Contracts with total expenses of 1.40%:
       Net Assets                                   $ 10,532,514   $  8,145,326   $  5,564,069   $ 16,668,654   $  5,544,765
       Accumulation units outstanding                    797,665      1,003,102        950,386      1,415,730        513,839
       Unit value of accumulation units             $      13.20   $       8.12   $       5.85   $      11.77   $      10.79

Contracts with total expenses of 1.52%:
       Net Assets                                   $    479,386   $    510,795   $    219,881   $    851,695   $    359,243
       Accumulation units outstanding                     36,957         65,526         40,366         73,584         33,488
       Unit value of accumulation units             $      12.97   $       7.80   $       5.45   $      11.57   $      10.73

Contracts with total expenses of 1.55%:
       Net Assets                                   $          -   $          -   $          -   $          -   $          -
       Accumulation units outstanding                          -              -              -              -              -
       Unit value of accumulation units             $          -   $          -   $          -   $          -   $          -

Contracts with total expenses of 1.65%:
       Net Assets                                   $          -   $          -   $          -   $          -   $          -
       Accumulation units outstanding                          -              -              -              -              -
       Unit value of accumulation units             $          -   $          -   $          -   $          -   $          -

Contracts with total expenses of 1.70%:
       Net Assets                                   $          -   $          -   $          -   $          -   $          -
       Accumulation units outstanding                          -              -              -              -              -
       Unit value of accumulation units             $          -   $          -   $          -   $          -   $          -

Contracts with total expenses of 1.95%:
       Net Assets                                   $          -   $          -   $          -   $          -   $          -
       Accumulation units outstanding                          -              -              -              -              -
       Unit value of accumulation units             $          -   $          -   $          -   $          -   $          -

                                                         Focus                        Moderate
                                                         Growth        Growth         Growth
                                                        Portfolio     Strategy        Strategy
                                                        (Class 1)     (Class 2)      (Class 2)
                                                      ------------------------------------------
Assets:
       Investments in Seasons Series Trust,
          at net asset value                          $  6,135,879   $105,045,110   $196,419,224

Liabilities                                                      0              0              0
                                                      ------------------------------------------

                                                      $  6,135,879   $105,045,110   $196,419,224
                                                      ==========================================
Net assets:

       Accumulation units                             $  6,135,879   $105,045,110   $196,419,224

       Contracts in payout (annuitization) period                0              0              0
                                                      ------------------------------------------

            Total net assets                          $  6,135,879   $105,045,110   $196,419,224
                                                      ==========================================

Accumulation units outstanding                           1,099,996      8,295,545     15,373,923
                                                      ==========================================

Contracts with total expenses of 1.40%:
       Net Assets                                     $  5,814,594   $ 28,176,426   $ 55,734,266
       Accumulation units outstanding                    1,038,908      2,216,069      4,343,097
       Unit value of accumulation units               $       5.60   $      12.71   $      12.83

Contracts with total expenses of 1.52%:
       Net Assets                                     $    321,285   $          -   $          -
       Accumulation units outstanding                       61,088              -              -
       Unit value of accumulation units               $       5.26   $          -   $          -

Contracts with total expenses of 1.55%:
       Net Assets                                     $          -   $  2,623,180   $  4,849,229
       Accumulation units outstanding                            -        204,828        378,604
       Unit value of accumulation units               $          -   $      12.81   $      12.81

Contracts with total expenses of 1.65%:
       Net Assets                                     $          -   $ 72,288,678   $128,985,150
       Accumulation units outstanding                            -      5,721,099     10,114,386
       Unit value of accumulation units               $          -   $      12.64   $      12.75

Contracts with total expenses of 1.70%:
       Net Assets                                     $          -   $    527,500   $  2,124,100
       Accumulation units outstanding                            -         41,281        166,501
       Unit value of accumulation units               $          -   $      12.78   $      12.76

Contracts with total expenses of 1.95%:
       Net Assets                                     $          -   $  1,429,326   $  4,726,479
       Accumulation units outstanding                            -        112,268        371,335
       Unit value of accumulation units               $          -   $      12.73   $      12.73

                 See accompanying notes to financial statements.

                          VARIABLE ANNUITY ACCOUNT FIVE
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                        STATEMENT OF ASSETS AND LIABILITIES
                                 APRIL 30, 2003
                                  (Continued)

                                                      Balanced     Conservative    Large Cap       Large Cap      Large Cap
                                                       Growth         Growth        Growth        Composite         Value
                                                      Strategy       Strategy      Portfolio       Portfolio      Portfolio
                                                      (Class 2)      (Class 2)     (Class 2)       (Class 2)      (Class 2)
                                                    ------------------------------------------------------------------------
Assets:
       Investments in Seasons Series Trust,
          at net asset value                        $179,524,903   $146,699,325   $ 45,250,524   $ 18,323,498   $ 57,267,796

Liabilities                                                    0              0              0              0              0
                                                    ------------------------------------------------------------------------

                                                    $179,524,903   $146,699,325   $ 45,250,524   $ 18,323,498   $ 57,267,796
                                                    ========================================================================
Net assets:

       Accumulation units                           $179,524,903   $146,699,325   $ 45,250,524   $ 18,323,498   $ 57,267,796

       Contracts in payout (annuitization) period              0              0              0              0              0
                                                    ------------------------------------------------------------------------

            Total net assets                        $179,524,903   $146,699,325   $ 45,250,524   $ 18,323,498   $ 57,267,796
                                                    ========================================================================

Accumulation units outstanding                        14,002,893     11,312,263      6,679,182      2,472,403      6,106,189
                                                    ========================================================================

Contracts with total expenses of 1.40%:
       Net Assets                                   $ 64,246,966   $ 50,664,529   $ 10,773,313   $  5,966,549   $ 14,786,885
       Accumulation units outstanding                  4,992,135      3,892,566      1,582,907        801,850      1,567,516
       Unit value of accumulation units             $      12.87   $      13.02   $       6.81   $       7.44   $       9.43

Contracts with total expenses of 1.52%:
       Net Assets                                   $          -   $          -   $          -   $          -   $          -
       Accumulation units outstanding                          -              -              -              -              -
       Unit value of accumulation units             $          -   $          -   $          -   $          -   $          -

Contracts with total expenses of 1.55%:
       Net Assets                                   $  6,126,945   $  5,026,446   $  1,544,930   $    548,027   $  2,159,313
       Accumulation units outstanding                    477,296        383,364        226,901         73,579        234,655
       Unit value of accumulation units             $      12.84   $      13.11   $       6.81   $       7.45   $       9.20

Contracts with total expenses of 1.65%:
       Net Assets                                   $104,089,701   $ 86,328,227   $ 32,186,945   $ 11,549,569   $ 39,293,517
       Accumulation units outstanding                  8,138,037      6,677,871      4,759,504      1,562,051      4,191,773
       Unit value of accumulation units             $      12.79   $      12.93   $       6.76   $       7.39   $       9.37

Contracts with total expenses of 1.70%:
       Net Assets                                   $  2,841,691   $  1,764,713   $    355,211   $    119,708   $    511,224
       Accumulation units outstanding                    222,032        134,998         52,218         16,100         55,661
       Unit value of accumulation units             $      12.80   $      13.07   $       6.80   $       7.44   $       9.18

Contracts with total expenses of 1.95%:
       Net Assets                                   $  2,219,600   $  2,915,410   $    390,125   $    139,645   $    516,857
       Accumulation units outstanding                    173,393        223,464         57,652         18,823         56,584
       Unit value of accumulation units             $      12.80   $      13.05   $       6.77   $       7.42   $       9.13

                                                         Mid Cap        Mid Cap
                                                         Growth          Value        Small Cap
                                                        Portfolio       Portfolio     Portfolio
                                                        (Class 2)       (Class 2)     (Class 2)
                                                       -----------------------------------------
Assets:
       Investments in Seasons Series Trust,
          at net asset value                           $ 35,910,398   $ 49,036,878   $ 30,985,906

Liabilities                                                       0              0              0
                                                       ------------------------------------------

                                                       $ 35,910,398   $ 49,036,878   $ 30,985,906
                                                       ==========================================
Net assets:

       Accumulation units                              $ 35,910,398   $ 49,036,878   $ 30,985,906

       Contracts in payout (annuitization) period                 0              0              0
                                                       ------------------------------------------

            Total net assets                           $ 35,910,398   $ 49,036,878   $ 30,985,906
                                                       ==========================================

Accumulation units outstanding                            3,521,157      3,753,592      3,845,782
                                                       ==========================================

Contracts with total expenses of 1.40%:
       Net Assets                                      $  8,446,567   $ 13,853,852   $  7,782,917
       Accumulation units outstanding                       824,723      1,052,997        961,897
       Unit value of accumulation units                $      10.24   $      13.16   $       8.09

Contracts with total expenses of 1.52%:
       Net Assets                                      $          -   $          -   $          -
       Accumulation units outstanding                             -              -              -
       Unit value of accumulation units                $          -   $          -   $          -

Contracts with total expenses of 1.55%:
       Net Assets                                      $  1,481,859   $  1,271,858   $  1,225,202
       Accumulation units outstanding                       144,167        102,439        150,877
       Unit value of accumulation units                $      10.28   $      12.42   $       8.12

Contracts with total expenses of 1.65%:
       Net Assets                                      $ 25,083,521   $ 32,964,590   $ 21,269,876
       Accumulation units outstanding                     2,464,580      2,521,558      2,645,470
       Unit value of accumulation units                $      10.18   $      13.07   $       8.04

Contracts with total expenses of 1.70%:
       Net Assets                                      $    531,221   $    375,417   $    356,467
       Accumulation units outstanding                        51,807         30,301         43,960
       Unit value of accumulation units                $      10.25   $      12.39   $       8.11

Contracts with total expenses of 1.95%:
       Net Assets                                      $    367,230   $    571,161   $    351,444
       Accumulation units outstanding                        35,880         46,297         43,578
       Unit value of accumulation units                $      10.23   $      12.34   $       8.06

                 See accompanying notes to financial statements.

                          VARIABLE ANNUITY ACCOUNT FIVE
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                        STATEMENT OF ASSETS AND LIABILITIES
                                 APRIL 30, 2003
                                  (Continued)

                                                   International    Diversified      Cash          Focus        Focus Growth
                                                      Equity       Fixed Income    Management      Growth        and Income
                                                     Portfolio      Portfolio       Portfolio     Portfolio      Portfolio
                                                     (Class 2)      (Class 2)       (Class 2)     (Class 2)      (Class 2)
                                                    ------------------------------------------------------------------------
Assets:
       Investments in Seasons Series Trust,
          at net asset value                        $ 30,120,703   $142,395,670   $ 50,041,649   $ 36,675,271   $ 22,237,737

Liabilities                                                    0              0              0              0              0
                                                    ------------------------------------------------------------------------

                                                    $ 30,120,703   $142,395,670   $ 50,041,649   $ 36,675,271   $ 22,237,737
                                                    ========================================================================
Net assets:

       Accumulation units                           $ 30,120,703   $142,395,670   $ 50,041,649   $ 36,675,271   $ 22,237,737

       Contracts in payout (annuitization) period              0              0              0              0              0
                                                    ------------------------------------------------------------------------

            Total net assets                        $ 30,120,703   $142,395,670   $ 50,041,649   $ 36,675,271   $ 22,237,737
                                                    ========================================================================

Accumulation units outstanding                         5,179,868     12,205,305      4,668,834      6,602,801      3,072,999
                                                    ========================================================================

Contracts with total expenses of 1.40%:
       Net Assets                                   $ 12,543,560   $ 40,552,421   $ 20,876,126   $ 12,389,030   $  7,109,874
       Accumulation units outstanding                  2,151,847      3,456,342      1,941,412      2,221,909        952,184
       Unit value of accumulation units             $       5.83   $      11.73   $      10.75   $       5.58   $       7.47

Contracts with total expenses of 1.52%:
       Net Assets                                   $          -   $          -   $          -   $          -   $          -
       Accumulation units outstanding                          -              -              -              -              -
       Unit value of accumulation units             $          -   $          -   $          -   $          -   $          -

Contracts with total expenses of 1.55%:
       Net Assets                                   $  1,582,664   $  4,348,442   $  3,071,932   $  1,233,582   $    850,992
       Accumulation units outstanding                    271,634        380,308        285,550        220,869        113,993
       Unit value of accumulation units             $       5.83   $      11.43   $      10.76   $       5.59   $       7.47

Contracts with total expenses of 1.65%:
       Net Assets                                   $ 15,664,475   $ 94,620,644   $ 24,695,478   $ 22,432,970   $ 13,741,310
       Accumulation units outstanding                  2,699,673      8,116,122      2,311,296      4,048,644      1,934,738
       Unit value of accumulation units             $       5.80   $      11.66   $      10.68   $       5.54   $       7.10

Contracts with total expenses of 1.70%:
       Net Assets                                   $    199,953   $    891,517   $    805,450   $    387,114   $    332,540
       Accumulation units outstanding                     34,369         78,013         75,133         69,448         44,677
       Unit value of accumulation units             $       5.82   $      11.43   $      10.72   $       5.57   $       7.44

Contracts with total expenses of 1.95%:
       Net Assets                                   $    130,051   $  1,982,646   $    592,663   $    232,575   $    203,021
       Accumulation units outstanding                     22,345        174,520         55,443         41,931         27,407
       Unit value of accumulation units             $       5.82   $      11.36   $      10.69   $       5.55   $       7.41

                                                       Focus         Focus
                                                       Value         TechNet        Growth
                                                     Portfolio      Portfolio       Strategy
                                                     (Class 2)      (Class 2)       (Class 3)
                                                    ------------------------------------------
Assets:
       Investments in Seasons Series Trust,
          at net asset value                        $ 21,014,443   $ 10,693,989   $     36,337

Liabilities                                                    0              0              0
                                                    ------------------------------------------

                                                    $ 21,014,443   $ 10,693,989   $     36,337
                                                    ==========================================
Net assets:

       Accumulation units                           $ 21,014,443   $ 10,693,989   $     36,337

       Contracts in payout (annuitization) period              0              0              0
                                                    ------------------------------------------

            Total net assets                        $ 21,014,443   $ 10,693,989   $     36,337
                                                    ==========================================

Accumulation units outstanding                         2,235,185      3,656,127          2,839
                                                    ==========================================

Contracts with total expenses of 1.40%:
       Net Assets                                   $  8,400,637   $  4,516,912   $          -
       Accumulation units outstanding                    891,278      1,612,980              -
       Unit value of accumulation units             $       9.43   $       2.80   $          -

Contracts with total expenses of 1.52%:
       Net Assets                                   $          -   $          -   $          -
       Accumulation units outstanding                          -              -              -
       Unit value of accumulation units             $          -   $          -   $          -

Contracts with total expenses of 1.55%:
       Net Assets                                   $    969,121   $    373,916   $      3,711
       Accumulation units outstanding                    103,476        133,469            290
       Unit value of accumulation units             $       9.37   $       2.80   $      12.81

Contracts with total expenses of 1.65%:
       Net Assets                                   $ 10,779,642   $  4,926,750   $          -
       Accumulation units outstanding                  1,148,040      1,595,909              -
       Unit value of accumulation units             $       9.39   $       3.09   $          -

Contracts with total expenses of 1.70%:
       Net Assets                                   $    398,138   $    706,334   $     32,522
       Accumulation units outstanding                     42,177        252,634          2,541
       Unit value of accumulation units             $       9.44   $       2.80   $      12.80

Contracts with total expenses of 1.95%:
       Net Assets                                   $    466,905   $    170,077   $        104
       Accumulation units outstanding                     50,214         61,135              8
       Unit value of accumulation units             $       9.30   $       2.78   $      12.57

                 See accompanying notes to financial statements.

                          VARIABLE ANNUITY ACCOUNT FIVE
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                       STATEMENT OF ASSETS AND LIABILITIES
                                 APRIL 30, 2003
                                  (Continued)

                                                      Moderate     Balanced   Conservative  Large Cap    Large Cap    Large Cap
                                                       Growth       Growth       Growth      Growth      Composite      Value
                                                      Strategy     Strategy     Strategy    Portfolio    Portfolio    Portfolio
                                                     (Class 3)    (Class 3)    (Class 3)    (Class 3)    (Class 3)    (Class 3)
                                                     --------------------------------------------------------------------------
Assets:
     Investments in Seasons Series Trust,
          at net asset value                          $223,550     $415,754     $ 32,812     $ 49,212     $  2,299     $ 49,751

Liabilities                                                  0            0            0            0            0            0
                                                      -------------------------------------------------------------------------

                                                      $223,550     $415,754     $ 32,812     $ 49,212     $  2,299     $ 49,751
                                                      =========================================================================
Net assets:

       Accumulation units                             $223,550     $415,754     $ 32,812     $ 49,212     $  2,299     $ 49,751

       Contracts in payout (annuitization) period            0            0            0            0            0            0
                                                      -------------------------------------------------------------------------

            Total net assets                          $223,550     $415,754     $ 32,812     $ 49,212     $  2,299     $ 49,751
                                                      =========================================================================

Accumulation units outstanding                          17,478       32,509        2,500        7,268          309        5,431
                                                      =========================================================================

Contracts with total expenses of 1.40%:
       Net Assets                                     $      -     $      -     $      -     $      -     $      -     $      -
       Accumulation units outstanding                        -            -            -            -            -            -
       Unit value of accumulation units               $      -     $      -     $      -     $      -     $      -     $      -

Contracts with total expenses of 1.52%:
       Net Assets                                     $      -     $      -     $      -     $      -     $      -     $      -
       Accumulation units outstanding                        -            -            -            -            -            -
       Unit value of accumulation units               $      -     $      -     $      -     $      -     $      -     $      -

Contracts with total expenses of 1.55%:
       Net Assets                                     $ 11,203     $221,351     $ 22,248     $ 24,793     $  2,089     $ 25,153
       Accumulation units outstanding                      874       17,239        1,694        3,638          281        2,728
       Unit value of accumulation units               $  12.82     $  12.84     $  13.13     $   6.82     $   7.46     $   9.22

Contracts with total expenses of 1.65%:
       Net Assets                                     $      -     $      -     $      -     $      -     $      -     $      -
       Accumulation units outstanding                        -            -            -            -            -            -
       Unit value of accumulation units               $      -     $      -     $      -     $      -     $      -     $      -

Contracts with total expenses of 1.70%:
       Net Assets                                     $212,243     $ 75,839     $ 10,460     $    106     $    106     $    107
       Accumulation units outstanding                   16,596        5,918          798           16           14           12
       Unit value of accumulation units               $  12.79     $  12.82     $  13.10     $   6.81     $   7.45     $   9.18

Contracts with total expenses of 1.95%:
       Net Assets                                     $    104     $118,564     $    104     $ 24,313     $    104     $ 24,491
       Accumulation units outstanding                        8        9,352            8        3,614           14        2,691
       Unit value of accumulation units               $  12.58     $  12.68     $  12.88     $   6.73     $   7.33     $   9.10

                                                        Mid Cap      Mid Cap
                                                        Growth        Value
                                                       Portfolio    Portfolio
                                                       (Class 3)    (Class 3)
                                                       ----------------------
Assets:
   Investments in Seasons Series Trust,
          at net asset value                            $ 43,086     $ 43,996

Liabilities                                                    0            0
                                                        ---------------------

                                                        $ 43,086     $ 43,996
                                                        =====================
Net assets:

       Accumulation units                               $ 43,086     $ 43,996

       Contracts in payout (annuitization) period              0            0
                                                        ---------------------

            Total net assets                            $ 43,086     $ 43,996
                                                        =====================

Accumulation units outstanding                             4,200        3,543
                                                        =====================

Contracts with total expenses of 1.40%:
       Net Assets                                       $      -     $      -
       Accumulation units outstanding                          -            -
       Unit value of accumulation units                 $      -     $      -

Contracts with total expenses of 1.52%:
       Net Assets                                       $      -     $      -
       Accumulation units outstanding                          -            -
       Unit value of accumulation units                 $      -     $      -

Contracts with total expenses of 1.55%:
       Net Assets                                       $ 35,996     $ 43,785
       Accumulation units outstanding                      3,501        3,525
       Unit value of accumulation units                 $  10.28     $  12.42

Contracts with total expenses of 1.65%:
       Net Assets                                       $      -     $      -
       Accumulation units outstanding                          -            -
       Unit value of accumulation units                 $      -     $      -

Contracts with total expenses of 1.70%:
       Net Assets                                       $    110     $    106
       Accumulation units outstanding                         11            9
       Unit value of accumulation units                 $  10.26     $  12.36

Contracts with total expenses of 1.95%:
       Net Assets                                       $  6,980     $    105
       Accumulation units outstanding                        688            9
       Unit value of accumulation units                 $  10.14     $  12.21

                 See accompanying notes to financial statements.

                          VARIABLE ANNUITY ACCOUNT FIVE
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                       STATEMENT OF ASSETS AND LIABILITIES
                                 APRIL 30, 2003
                                  (Continued)

                                                                  International    Diversified       Cash
                                                    Small Cap        Equity       Fixed Income     Management
                                                    Portfolio      Portfolio       Portfolio       Portfolio
                                                    (Class 3)      (Class 3)        (Class 3)      (Class 3)
                                                    ---------------------------------------------------------
Assets:
   Investments in Seasons Series Trust,
          at net asset value                        $   25,364      $   59,092     $1,727,262     $  248,498

Liabilities                                                  0               0              0              0
                                                    ---------------------------------------------------------

                                                    $   25,364      $   59,092     $1,727,262     $  248,498
                                                    =========================================================
Net assets:

       Accumulation units                           $   25,364      $   59,092     $1,727,262     $  248,498

       Contracts in payout (annuitization) period            0               0              0              0
                                                    ---------------------------------------------------------

            Total net assets                        $   25,364      $   59,092     $1,727,262     $  248,498
                                                    =========================================================

Accumulation units outstanding                           3,121          10,162        151,344         23,143
                                                    =========================================================

Contracts with total expenses of 1.40%:
       Net Assets                                   $        -      $        -     $        -     $        -
       Accumulation units outstanding                        -               -              -              -
       Unit value of accumulation units             $        -      $        -     $        -     $        -

Contracts with total expenses of 1.52%:
       Net Assets                                   $        -      $        -     $        -     $        -
       Accumulation units outstanding                        -               -              -              -
       Unit value of accumulation units             $        -      $        -     $        -     $        -

Contracts with total expenses of 1.55%:
       Net Assets                                   $   25,150      $   51,247     $1,104,524     $    2,954
       Accumulation units outstanding                    3,095           8,801         96,751            275
       Unit value of accumulation units             $     8.13      $     5.82     $    11.42     $    10.75

Contracts with total expenses of 1.65%:
       Net Assets                                   $        -      $        -     $        -     $        -
       Accumulation units outstanding                        -               -              -              -
       Unit value of accumulation units             $        -      $        -     $        -     $        -

Contracts with total expenses of 1.70%:
       Net Assets                                   $      108      $      101     $  416,701     $   55,269
       Accumulation units outstanding                       13              17         36,523          5,144
       Unit value of accumulation units             $     8.10      $     5.83     $    11.41     $    10.74

Contracts with total expenses of 1.95%:
       Net Assets                                   $      106      $    7,744     $  206,037     $  190,275
       Accumulation units outstanding                       13           1,344         18,070         17,724
       Unit value of accumulation units             $     8.00      $     5.76     $    11.40     $    10.74

                                                         Focus      Focus Growth       Focus         Focus
                                                        growth       and Income        Value        TechNet
                                                       Portfolio     Portfolio       Portfolio     Portfolio
                                                       (Class 3)     (Class 3)       (Class 3)   (Class 3) (1)
                                                     --------------------------------------------------------
Assets:
   Investments in Seasons Series Trust,
          at net asset value                           $    6,577    $   76,908     $   16,771     $      354

Liabilities                                                     0             0              0              0
                                                     --------------------------------------------------------

                                                       $    6,577    $   76,908     $   16,771     $      354
                                                     ========================================================
Net assets:

       Accumulation units                              $    6,577    $   76,908     $   16,771     $      354

       Contracts in payout (annuitization) period               0             0              0              0
                                                     --------------------------------------------------------

            Total net assets                           $    6,577    $   76,908     $   16,771     $      354
                                                     ========================================================

Accumulation units outstanding                              1,179        10,294          1,793            127
                                                     ========================================================

Contracts with total expenses of 1.40%:
       Net Assets                                      $        -    $        -     $        -     $        -
       Accumulation units outstanding                           -             -              -              -
       Unit value of accumulation units                $        -    $        -     $        -     $        -

Contracts with total expenses of 1.52%:
       Net Assets                                      $        -    $        -     $        -     $        -
       Accumulation units outstanding                           -             -              -              -
       Unit value of accumulation units                $        -    $        -     $        -     $        -

Contracts with total expenses of 1.55%:
       Net Assets                                      $      107    $   72,643     $   12,536     $      119
       Accumulation units outstanding                          19         9,721          1,339             43
       Unit value of accumulation units                $     5.59    $     7.47     $     9.37     $     2.81

Contracts with total expenses of 1.65%:
       Net Assets                                      $        -    $        -     $        -     $        -
       Accumulation units outstanding                           -             -              -              -
       Unit value of accumulation units                $        -    $        -     $        -     $        -

Contracts with total expenses of 1.70%:
       Net Assets                                      $    6,365    $    4,158     $    4,123     $      118
       Accumulation units outstanding                       1,141           558            442             42
       Unit value of accumulation units                $     5.58    $     7.45     $     9.32     $     2.79

Contracts with total expenses of 1.95%:
       Net Assets                                      $      105    $      107     $      112     $      117
       Accumulation units outstanding                          19            15             12             42
       Unit value of accumulation units                $     5.49    $     7.34     $     9.23     $     2.77

(1) Retained in Variable Annuity Account Five by AIG SunAmerica Life Assurance Company.

                 See accompanying notes to financial statements.

                          VARIABLE ANNUITY ACCOUNT FIVE
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                        SCHEDULE OF PORTFOLIO INVESTMENTS
                                 APRIL 30, 2003

                                                                                      Net Asset Value    Net Asset
Variable Accounts                                                        Shares          Per Share         Value          Cost
-----------------------------------------------------------------------------------------------------------------------------------
SEASONS SERIES TRUST:
       Growth Strategy (Class 1):
            Multi-Managed Growth Portfolio (Class 1)                      5,836,437      $    9.19      $ 53,628,808   $ 87,252,682
            Asset Allocation: Diversified Growth Portfolio (Class 1)      2,967,223           9.00        26,715,100     36,752,824
            Stock Portfolio (Class 1)                                     2,247,881          11.91        26,763,989     35,486,802
                                                                                                        ------------   ------------
                                                                                                         107,107,897    159,492,308
                                                                                                        ------------   ------------
       Moderate Growth Strategy (Class 1):
            Multi-Managed Moderate Growth Portfolio (Class 1)             6,515,888          10.02        65,304,616     90,099,867
            Asset Allocation: Diversified Growth Portfolio (Class 1)      3,289,145           9.00        29,613,496     39,672,984
            Stock Portfolio (Class 1)                                     1,993,485          11.91        23,735,069     29,888,679
                                                                                                        ------------   ------------
                                                                                                         118,653,181    159,661,530
                                                                                                        ------------   ------------
       Balanced Growth Strategy (Class 1):
            Multi-Managed Income/Equity Portfolio (Class 1)               4,847,595          10.86        52,630,608     59,494,816
            Asset Allocation: Diversified Growth Portfolio (Class 1)      2,653,751           9.00        23,892,782     30,207,535
            Stock Portfolio (Class 1)                                     1,608,349          11.91        19,149,508     22,856,626
                                                                                                        ------------   ------------
                                                                                                          95,672,898    112,558,977
                                                                                                        ------------   ------------
       Conservative Growth Strategy (Class 1):
            Multi-Managed Income Portfolio (Class 1)                      3,884,440          11.52        44,741,647     45,014,778
            Asset Allocation: Diversified Growth Portfolio (Class 1)      2,066,168           9.00        18,602,538     22,362,753
            Stock Portfolio (Class 1)                                       939,146          11.91        11,181,767     12,786,699
                                                                                                        ------------   ------------
                                                                                                          74,525,952     80,164,230
                                                                                                        ------------   ------------
       Large Cap Growth Portfolio (Class 1)                               2,059,101           6.43        13,238,748     23,470,899
       Large Cap Composite Portfolio (Class 1)                              609,853           7.38         4,502,484      6,426,751
       Large Cap Value Portfolio (Class 1)                                1,360,410           8.50        11,563,105     14,198,933
       Mid Cap Growth Portfolio (Class 1)                                 1,379,650           8.28        11,426,013     18,101,717
       Mid Cap Value Portfolio (Class 1)                                    973,954          11.31        11,011,900     11,588,232
       Small Cap Portfolio (Class 1)                                      1,331,152           6.50         8,656,121     13,877,889
       International Equity Portfolio (Class 1)                           1,033,001           5.60         5,783,950     10,653,463
       Diversified Fixed Income Portfolio (Class 1)                       1,623,163          10.79        17,520,349     16,250,936
       Cash Management Portfolio (Class 1)                                  544,418          10.84         5,904,008      5,922,807
       Focus Growth Portfolio (Class 1)                                   1,037,174           5.92         6,135,879      8,135,355

       Growth Strategy (Class 2):
            Multi-Managed Growth Portfolio (Class 2)                      5,732,181           9.17        52,585,387     63,050,259
            Asset Allocation: Diversified Growth Portfolio (Class 2)      2,914,257           8.99        26,202,184     30,888,343
            Stock Portfolio (Class 2)                                     2,213,360          11.86        26,257,539     30,835,686
                                                                                                        ------------   ------------
                                                                                                         105,045,110    124,774,288
                                                                                                        ------------   ------------
       Moderate Growth Strategy (Class 2):
            Multi-Managed Moderate Growth Portfolio (Class 2)            10,805,944          10.00       108,087,957    121,483,680
            Asset Allocation: Diversified Growth Portfolio (Class 2)      5,453,040           8.99        49,028,467     56,761,335
            Stock Portfolio (Class 2)                                     3,312,999          11.86        39,302,800     45,020,470
                                                                                                        ------------   ------------
                                                                                                         196,419,224    223,265,485
                                                                                                        ------------   ------------
       Balanced Growth Strategy (Class 2):
            Multi-Managed Income/Equity Portfolio (Class 2)               9,109,423          10.84        98,725,043    103,229,135
            Asset Allocation: Diversified Growth Portfolio (Class 2)      4,987,966           8.99        44,846,964     50,702,719
            Stock Portfolio (Class 2)                                     3,030,623          11.86        35,952,896     40,004,991
                                                                                                        ------------   ------------
                                                                                                         179,524,903    193,936,845
                                                                                                        ------------   ------------
       Conservative Growth Strategy (Class 2):
            Multi-Managed Income Portfolio (Class 2)                      7,655,420          11.50        88,022,988     87,860,639
            Asset Allocation: Diversified Growth Portfolio (Class 2)      4,075,463           8.99        36,642,622     40,152,880
            Stock Portfolio (Class 2)                                     1,857,314          11.86        22,033,715     23,558,241
                                                                                                        ------------   ------------
                                                                                                         146,699,325    151,571,760
                                                                                                        ------------   ------------
       Large Cap Growth Portfolio (Class 2)                               7,064,599           6.41        45,250,524     54,269,492
       Large Cap Composite Portfolio (Class 2)                            2,486,378           7.37        18,323,498     20,801,839
       Large Cap Value Portfolio (Class 2)                                6,749,130           8.49        57,267,796     66,725,977
       Mid Cap Growth Portfolio (Class 2)                                 4,352,983           8.25        35,910,398     40,346,465
       Mid Cap Value Portfolio (Class 2)                                  4,344,900          11.29        49,036,878     53,419,773
       Small Cap Portfolio (Class 2)                                      4,783,151           6.48        30,985,906     36,107,629
       International Equity Portfolio (Class 2)                           5,384,053           5.59        30,120,703     34,337,202
       Diversified Fixed Income Portfolio (Class 2)                      13,215,058          10.78       142,395,670    135,880,692
       Cash Management Portfolio (Class 2)                                4,622,605          10.83        50,041,649     50,166,061
       Focus Growth Portfolio (Class 2)                                   6,223,218           5.89        36,675,271     41,500,117
       Focus Growth & Income Portfolio (Class 2)                          3,015,196           7.38        22,237,737     22,576,067
       Focus Value Portfolio (Class 2)                                    2,199,338           9.55        21,014,443     21,684,241
       Focus TechNet Portfolio (Class 2)                                  3,333,915           3.21        10,693,989     10,622,801

       Growth Strategy (Class 3):
            Multi-Managed Growth Portfolio (Class 3)                          1,982           9.17            18,174         17,596
            Asset Allocation: Diversified Growth Portfolio (Class 3)          1,009           8.99             9,069          9,004
            Stock Portfolio (Class 3)                                           767          11.86             9,094          8,944
                                                                                                        ------------   ------------
                                                                                                              36,337         35,544
                                                                                                        ------------   ------------
       Moderate Growth Strategy (Class 3):
            Multi-Managed Moderate Growth Portfolio (Class 3)                12,304          10.00           123,034        117,370
            Asset Allocation: Diversified Growth Portfolio (Class 3)          6,209           8.99            55,796         53,833
            Stock Portfolio (Class 3)                                         3,772          11.86            44,720         41,494
                                                                                                        ------------   ------------
                                                                                                             223,550        212,697
                                                                                                        ------------   ------------
       Balanced Growth Strategy (Class 3):
            Multi-Managed Income/Equity Portfolio (Class 3)                  20,986          10.83           227,329        220,737
            Asset Allocation: Diversified Growth Portfolio (Class 3)         11,614           8.99           104,376         99,677
            Stock Portfolio (Class 3)                                         7,088          11.86            84,049         78,615
                                                                                                        ------------   ------------
                                                                                                             415,754        399,029
                                                                                                        ------------   ------------
       Conservative Growth Strategy (Class 3):
            Multi-Managed Income Portfolio (Class 3)                          1,707          11.49            19,619         19,190
            Asset Allocation: Diversified Growth Portfolio (Class 3)            919           8.99             8,256          7,753
            Stock Portfolio (Class 3)                                           416          11.86             4,937          4,373
                                                                                                        ------------   ------------
                                                                                                              32,812         31,316
                                                                                                        ------------   ------------
       Large Cap Growth Portfolio (Class 3)                                   7,687           6.40            49,212         44,934
       Large Cap Composite Portfolio (Class 3)                                  312           7.37             2,299          2,295
       Large Cap Value Portfolio (Class 3)                                    5,865           8.48            49,751         44,936
       Mid Cap Growth Portfolio (Class 3)                                     5,225           8.25            43,086         39,940
       Mid Cap Value Portfolio (Class 3)                                      3,900          11.28            43,996         41,796
       Small Cap Portfolio (Class 3)                                          3,917           6.48            25,364         23,701
       International Equity Portfolio (Class 3)                              10,568           5.59            59,092         54,889
       Diversified Fixed Income Portfolio (Class 3)                         160,509          10.76         1,727,262      1,710,876
       Cash Management Portfolio (Class 3)                                   22,967          10.82           248,498        248,347
       Focus Growth Portfolio (Class 3)                                       1,117           5.89             6,577          6,296
       Focus Growth & Income Portfolio (Class 3)                             10,433           7.37            76,908         71,241
       Focus Value Portfolio (Class 3)                                        1,756           9.55            16,771         15,629
       Focus TechNet Portfolio (Class 3)                                        110           3.21               354            305

                 See accompanying notes to financial statements.

                          VARIABLE ANNUITY ACCOUNT FIVE
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                             STATEMENT OF OPERATIONS
                               FOR THE YEAR ENDED
                                 APRIL 30, 2003

                                                                                    Moderate          Balanced       Conservative
                                                                    Growth           Growth            Growth           Growth
                                                                   Strategy         Strategy          Strategy         Strategy
                                                                   (Class 1)        (Class 1)         (Class 1)       (Class 1)
                                                                 ------------------------------------------------------------------
Investment income:
    Dividends                                                    $   1,291,621    $   1,836,156    $    1,776,569    $    1,570,173
                                                                 ------------------------------------------------------------------
        Total investment income                                      1,291,621        1,836,156         1,776,569         1,570,173
                                                                 ------------------------------------------------------------------

Expenses:
    Mortality and expense risk charge                               (1,501,464)      (1,630,747)       (1,270,466)         (947,645)
    Distribution expense charge                                       (179,779)        (195,312)         (152,106)         (113,481)
                                                                 ------------------------------------------------------------------
        Total expenses                                              (1,681,243)      (1,826,059)       (1,422,572)       (1,061,126)
                                                                 ------------------------------------------------------------------

Net investment income (loss)                                          (389,622)          10,097           353,997           509,047
                                                                 ------------------------------------------------------------------

Net realized gains (losses) from securities transactions:
    Proceeds from shares sold                                       39,882,253       41,087,616        29,721,817        23,200,334
    Cost of shares sold                                            (60,609,225)     (57,576,551)      (36,703,163)      (26,394,312)
                                                                 ------------------------------------------------------------------

Net realized gains (losses) from securities transactions           (20,726,972)     (16,488,935)       (6,981,346)       (3,193,978)
Realized gain distributions                                                  0                0                 0                 0
                                                                 ------------------------------------------------------------------

Net realized gains (losses)                                        (20,726,972)     (16,488,935)       (6,981,346)       (3,193,978)
                                                                 ------------------------------------------------------------------

Net unrealized appreciation (depreciation) of investments:
    Beginning of period                                            (54,889,907)     (41,132,782)      (15,891,486)       (5,679,468)
    End of period                                                  (52,384,411)     (41,008,349)      (16,886,079)       (5,638,278)
                                                                 ------------------------------------------------------------------

Change in net unrealized appreciation
    (depreciation) of investments                                    2,505,496          124,433          (994,593)           41,190
                                                                 ------------------------------------------------------------------

Increase (decrease) in net assets from operations                $ (18,611,098)   $ (16,354,405)   $   (7,621,942)   $   (2,643,741)
                                                                 ==================================================================

                                                                   Large Cap       Large Cap        Large Cap           Mid Cap
                                                                    Growth         Composite          Value             Growth
                                                                   Portfolio       Portfolio        Portfolio          Portfolio
                                                                   (Class 1)       (Class 1)        (Class 1)          (Class 1)
                                                                 ----------------------------------------------------------------
Investment income:
    Dividends                                                    $           0    $     16,282     $     37,121      $          0
                                                                 ----------------------------------------------------------------
        Total investment income                                              0          16,282           37,121                 0
                                                                 ----------------------------------------------------------------

Expenses:
    Mortality and expense risk charge                                 (179,602)        (60,928)        (159,445)         (159,317)
    Distribution expense charge                                        (21,384)         (7,289)         (19,064)          (19,005)
                                                                 ----------------------------------------------------------------
        Total expenses                                                (200,986)        (68,217)        (178,509)         (178,322)
                                                                 ----------------------------------------------------------------

Net investment income (loss)                                          (200,986)        (51,935)        (141,388)         (178,322)
                                                                 ----------------------------------------------------------------

Net realized gains (losses) from securities transactions:
    Proceeds from shares sold                                        4,996,349       1,446,030        4,702,412         4,433,494
    Cost of shares sold                                             (9,471,754)     (2,194,711)      (5,925,881)       (7,582,801)
                                                                 ----------------------------------------------------------------

Net realized gains (losses) from securities transactions            (4,475,405)       (748,681)      (1,223,469)       (3,149,307)
Realized gain distributions                                                  0               0           52,431                 0
                                                                 ----------------------------------------------------------------

Net realized gains (losses)                                         (4,475,405)       (748,681)      (1,171,038)       (3,149,307)
                                                                 ----------------------------------------------------------------

Net unrealized appreciation (depreciation) of investments:
    Beginning of period                                            (12,105,993)     (1,695,716)      (1,092,099)       (6,968,196)
    End of period                                                  (10,232,151)     (1,924,267)      (2,635,828)       (6,675,704)
                                                                 ----------------------------------------------------------------

Change in net unrealized appreciation
    (depreciation) of investments                                    1,873,842        (228,551)      (1,543,729)          292,492
                                                                 ----------------------------------------------------------------

Increase (decrease) in net assets from operations                $  (2,802,549)   $ (1,029,167)    $ (2,856,155)     $ (3,035,137)
                                                                 ================================================================

                 See accompanying notes to financial statements.

                          VARIABLE ANNUITY ACCOUNT FIVE
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                             STATEMENT OF OPERATIONS
                               FOR THE YEAR ENDED
                                 APRIL 30, 2003
                                  (Continued)

                                                                    Mid Cap                        International      Diversified
                                                                     Value          Small Cap         Equity          Fixed Income
                                                                   Portfolio        Portfolio        Portfolio         Portfolio
                                                                   (Class 1)        (Class 1)        (Class 1)         (Class 1)
                                                                 ------------------------------------------------------------------
Investment income:
    Dividends                                                    $      25,864    $           0    $       27,871    $       80,912
                                                                 ------------------------------------------------------------------
        Total investment income                                         25,864                0            27,871            80,912
                                                                 ------------------------------------------------------------------

Expenses:
    Mortality and expense risk charge                                 (167,283)        (123,094)          (84,590)         (209,850)
    Distribution expense charge                                        (19,975)         (14,693)          (10,108)          (25,057)
                                                                 ------------------------------------------------------------------
        Total expenses                                                (187,258)        (137,787)          (94,698)         (234,907)
                                                                 ------------------------------------------------------------------

Net investment income (loss)                                          (161,394)        (137,787)          (66,827)         (153,995)
                                                                 ------------------------------------------------------------------

Net realized gains (losses) from securities transactions:
    Proceeds from shares sold                                        5,768,082        3,387,138         1,991,336         5,207,563
    Cost of shares sold                                             (6,133,899)      (5,637,335)       (3,565,193)       (4,999,204)
                                                                 ------------------------------------------------------------------

Net realized gains (losses) from securities transactions              (365,817)      (2,250,197)       (1,573,857)          208,359
Realized gain distributions                                            178,740                0                 0                 0
                                                                 ------------------------------------------------------------------

Net realized gains (losses)                                           (187,077)      (2,250,197)       (1,573,857)          208,359
                                                                 ------------------------------------------------------------------

Net unrealized appreciation (depreciation) of investments:
    Beginning of period                                              1,906,381       (4,408,372)       (4,352,038)          126,959
    End of period                                                     (576,332)      (5,221,768)       (4,869,513)        1,269,413
                                                                 ------------------------------------------------------------------

Change in net unrealized appreciation
    (depreciation) of investments                                   (2,482,713)        (813,396)         (517,475)        1,142,454
                                                                 ------------------------------------------------------------------

Increase (decrease) in net assets from operations                $  (2,831,184)   $  (3,201,380)   $   (2,158,159)   $    1,196,818
                                                                 ==================================================================

                                                                      Cash           Focus                             Moderate
                                                                   Management       Growth            Growth            Growth
                                                                   Portfolio       Portfolio         Strategy          Strategy
                                                                   (Class 1)       (Class 1)         (Class 2)         (Class 2)
                                                                 ----------------------------------------------------------------
Investment income:
    Dividends                                                    $      93,012    $          0     $  1,038,546      $  2,485,487
                                                                 ----------------------------------------------------------------
        Total investment income                                         93,012               0        1,038,546         2,485,487
                                                                 ----------------------------------------------------------------

Expenses:
    Mortality and expense risk charge                                  (90,282)        (77,650)      (1,346,350)       (2,353,382)
    Distribution expense charge                                        (10,748)         (9,267)        (140,535)         (245,981)
                                                                 ----------------------------------------------------------------
        Total expenses                                                (101,030)        (86,917)      (1,486,885)       (2,599,363)
                                                                 ----------------------------------------------------------------

Net investment income (loss)                                            (8,018)        (86,917)        (448,339)         (113,876)
                                                                 ----------------------------------------------------------------

Net realized gains (losses) from securities transactions:
    Proceeds from shares sold                                        9,129,534       1,722,947       23,052,213        30,008,070
    Cost of shares sold                                             (9,108,261)     (2,394,783)     (28,393,828)      (32,649,413)
                                                                 ----------------------------------------------------------------

Net realized gains (losses) from securities transactions                21,273        (671,836)      (5,341,615)       (2,641,343)
Realized gain distributions                                                  0               0                0                 0
                                                                 ----------------------------------------------------------------

Net realized gains (losses)                                             21,273        (671,836)      (5,341,615)       (2,641,343)
                                                                 ----------------------------------------------------------------

Net unrealized appreciation (depreciation) of investments:
    Beginning of period                                                 38,492      (1,601,627)     (13,619,611)      (15,046,645)
    End of period                                                      (18,799)     (1,999,476)     (19,729,178)      (26,846,261)
                                                                 ----------------------------------------------------------------

Change in net unrealized appreciation
    (depreciation) of investments                                      (57,291)       (397,849)      (6,109,567)      (11,799,616)
                                                                 ----------------------------------------------------------------

Increase (decrease) in net assets from operations                $     (44,036)   $ (1,156,602)    $(11,899,521)     $(14,554,835)
                                                                 ================================================================

                 See accompanying notes to financial statements.

                          VARIABLE ANNUITY ACCOUNT FIVE
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                             STATEMENT OF OPERATIONS
                               FOR THE YEAR ENDED
                                 APRIL 30, 2003
                                  (Continued)

                                                                    Balanced      Conservative       Large Cap          Large Cap
                                                                     Growth          Growth           Growth            Composite
                                                                    Strategy        Strategy         Portfolio          Portfolio
                                                                   (Class 2)        (Class 2)        (Class 2)          (Class 2)
                                                                 ------------------------------------------------------------------
Investment income:
    Dividends                                                    $   2,632,938    $   2,399,998    $            0    $       31,535
                                                                 ------------------------------------------------------------------
        Total investment income                                      2,632,938        2,399,998                 0            31,535
                                                                 ------------------------------------------------------------------

Expenses:
    Mortality and expense risk charge                               (2,037,857)      (1,544,256)         (541,551)         (225,678)
    Distribution expense charge                                       (215,987)        (163,740)          (56,107)          (23,582)
                                                                 ------------------------------------------------------------------
        Total expenses                                              (2,253,844)      (1,707,996)         (597,658)         (249,260)
                                                                 ------------------------------------------------------------------

Net investment income (loss)                                           379,094          692,002          (597,658)         (217,725)
                                                                 ------------------------------------------------------------------

Net realized gains (losses) from securities transactions:
    Proceeds from shares sold                                       27,071,621       24,075,039         8,127,445         5,371,126
    Cost of shares sold                                            (27,771,793)     (24,358,616)      (10,764,239)       (6,543,855)
                                                                 ------------------------------------------------------------------

Net realized gains (losses) from securities transactions              (700,172)        (283,577)       (2,636,794)       (1,172,729)
Realized gain distributions                                                  0                0                 0                 0
                                                                 ------------------------------------------------------------------

Net realized gains (losses)                                           (700,172)        (283,577)       (2,636,794)       (1,172,729)
                                                                 ------------------------------------------------------------------

Net unrealized appreciation (depreciation) of investments:
    Beginning of period                                             (7,908,772)      (3,214,503)       (6,832,253)       (1,314,856)
    End of period                                                  (14,411,942)      (4,872,435)       (9,018,968)       (2,478,341)
                                                                 ------------------------------------------------------------------

Change in net unrealized appreciation
    (depreciation) of investments                                   (6,503,170)      (1,657,932)       (2,186,715)       (1,163,485)
                                                                 ------------------------------------------------------------------

Increase (decrease) in net assets from operations                $  (6,824,248)   $  (1,249,507)   $   (5,421,167)   $   (2,553,939)
                                                                 ==================================================================

                                                                   Large Cap        Mid Cap          Mid Cap
                                                                     Value           Growth           Value           Small Cap
                                                                   Portfolio       Portfolio        Portfolio         Portfolio
                                                                   (Class 2)       (Class 2)        (Class 2)         (Class 2)
                                                                 ----------------------------------------------------------------
Investment income:
    Dividends                                                    $     139,613    $          0     $     75,973      $          0
                                                                 ----------------------------------------------------------------
        Total investment income                                        139,613               0           75,973                 0
                                                                 ----------------------------------------------------------------

Expenses:
    Mortality and expense risk charge                                 (745,901)       (445,761)        (696,454)         (402,919)
    Distribution expense charge                                        (77,618)        (46,132)         (72,450)          (41,714)
                                                                 ----------------------------------------------------------------
        Total expenses                                                (823,519)       (491,893)        (768,904)         (444,633)
                                                                 ----------------------------------------------------------------

Net investment income (loss)                                          (683,906)       (491,893)        (692,931)         (444,633)
                                                                 ----------------------------------------------------------------

Net realized gains (losses) from securities transactions:
    Proceeds from shares sold                                       17,522,095      12,882,365       16,271,819        10,939,604
    Cost of shares sold                                            (20,491,171)    (15,660,987)     (17,988,178)      (13,413,526)
                                                                 ----------------------------------------------------------------

Net realized gains (losses) from securities transactions            (2,969,076)     (2,778,622)      (1,716,359)       (2,473,922)
Realized gain distributions                                            235,122               0          670,818                 0
                                                                 ----------------------------------------------------------------

Net realized gains (losses)                                         (2,733,954)     (2,778,622)      (1,045,541)       (2,473,922)
                                                                 ----------------------------------------------------------------

Net unrealized appreciation (depreciation) of investments:
    Beginning of period                                             (3,393,242)     (2,094,572)       2,854,493          (539,609)
    End of period                                                   (9,458,181)     (4,436,067)      (4,382,895)       (5,121,723)
                                                                 ----------------------------------------------------------------

Change in net unrealized appreciation
    (depreciation) of investments                                   (6,064,939)     (2,341,495)      (7,237,388)       (4,582,114)
                                                                 ----------------------------------------------------------------

Increase (decrease) in net assets from operations                $  (9,482,799)   $ (5,612,010)    $ (8,975,860)     $ (7,500,669)
                                                                 ================================================================

                 See accompanying notes to financial statements.

                          VARIABLE ANNUITY ACCOUNT FIVE
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                             STATEMENT OF OPERATIONS
                               FOR THE YEAR ENDED
                                 APRIL 30, 2003
                                  (Continued)

                                                                 International     Diversified          Cash              Focus
                                                                     Equity        Fixed Income      Management          Growth
                                                                   Portfolio        Portfolio         Portfolio         Portfolio
                                                                   (Class 2)        (Class 2)         (Class 2)         (Class 2)
                                                                 ------------------------------------------------------------------
Investment income:
    Dividends                                                    $      54,884    $     479,663    $      607,687    $            0
                                                                 ------------------------------------------------------------------
        Total investment income                                         54,884          479,663           607,687                 0
                                                                 ------------------------------------------------------------------

Expenses:
    Mortality and expense risk charge                                 (339,982)      (1,374,560)         (634,713)         (457,965)
    Distribution expense charge                                        (36,032)        (144,877)          (68,864)          (47,891)
                                                                 ------------------------------------------------------------------
        Total expenses                                                (376,014)      (1,519,437)         (703,577)         (505,856)
                                                                 ------------------------------------------------------------------

Net investment income (loss)                                          (321,130)      (1,039,774)          (95,890)         (505,856)
                                                                 ------------------------------------------------------------------

Net realized gains (losses) from securities transactions:
    Proceeds from shares sold                                      220,069,160       86,541,484       219,912,411        12,051,538
    Cost of shares sold                                           (221,029,692)     (85,543,311)     (220,022,841)      (14,829,243)
                                                                 ------------------------------------------------------------------

Net realized gains (losses) from securities transactions              (960,532)         998,173          (110,430)       (2,777,705)
Realized gain distributions                                                  0                0                 0                 0
                                                                 ------------------------------------------------------------------

Net realized gains (losses)                                           (960,532)         998,173          (110,430)       (2,777,705)
                                                                 ------------------------------------------------------------------

Net unrealized appreciation (depreciation) of investments:
    Beginning of period                                             (1,300,127)         (26,062)           97,706        (2,886,429)
    End of period                                                   (4,216,499)       6,514,978          (124,412)       (4,824,846)
                                                                 ------------------------------------------------------------------

Change in net unrealized appreciation
    (depreciation) of investments                                   (2,916,372)       6,541,040          (222,118)       (1,938,417)
                                                                 ------------------------------------------------------------------

Increase (decrease) in net assets from operations                $  (4,198,034)   $   6,499,439    $     (428,438)   $   (5,221,978)
                                                                 ==================================================================

                                                                 Focus Growth        Focus             Focus
                                                                  and Income         Value            TechNet           Growth
                                                                   Portfolio       Portfolio         Portfolio         Strategy
                                                                   (Class 2)       (Class 2)         (Class 2)       (Class 3)(1)
                                                                 ----------------------------------------------------------------
Investment income:
    Dividends                                                    $           0    $    181,939     $          0      $          3
                                                                 ----------------------------------------------------------------
        Total investment income                                              0         181,939                0                 3
                                                                 ----------------------------------------------------------------

Expenses:
    Mortality and expense risk charge                                 (222,890)       (235,451)         (81,493)              (26)
    Distribution expense charge                                        (23,383)        (24,776)          (8,585)               (2)
                                                                 ----------------------------------------------------------------
        Total expenses                                                (246,273)       (260,227)         (90,078)              (28)
                                                                 ----------------------------------------------------------------

Net investment income (loss)                                          (246,273)        (78,288)         (90,078)              (25)
                                                                 ----------------------------------------------------------------

Net realized gains (losses) from securities transactions:
    Proceeds from shares sold                                        7,276,231      10,630,153       11,093,107            29,709
    Cost of shares sold                                             (8,053,762)    (12,002,879)     (13,346,519)          (29,508)
                                                                 ----------------------------------------------------------------

Net realized gains (losses) from securities transactions              (777,531)     (1,372,726)      (2,253,412)              201
Realized gain distributions                                                  0         468,217                0                 0
                                                                 ----------------------------------------------------------------

Net realized gains (losses)                                           (777,531)       (904,509)      (2,253,412)              201
                                                                 ----------------------------------------------------------------

Net unrealized appreciation (depreciation) of investments:
    Beginning of period                                                   (726)       (220,524)      (1,655,761)                0
    End of period                                                     (338,330)       (669,798)          71,188               793
                                                                 ----------------------------------------------------------------

Change in net unrealized appreciation
    (depreciation) of investments                                     (337,604)       (449,274)       1,726,949               793
                                                                 ----------------------------------------------------------------

Increase (decrease) in net assets from operations                $  (1,361,408)   $ (1,432,071)    $   (616,541)     $        969
                                                                 ================================================================

(1) For the period from November 11, 2002 (inception) to April 30, 2003.

                 See accompanying notes to financial statements.

                          VARIABLE ANNUITY ACCOUNT FIVE
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                             STATEMENT OF OPERATIONS
                               FOR THE YEAR ENDED
                                 APRIL 30, 2003
                                  (Continued)

                                                                    Moderate        Balanced        Conservative       Large Cap
                                                                     Growth          Growth            Growth            Growth
                                                                    Strategy        Strategy          Strategy         Portfolio
                                                                 (Class 3) (1)    (Class 3) (1)     (Class 3) (1)     (Class 3) (1)
                                                                 ------------------------------------------------------------------
Investment income:
    Dividends                                                    $           4    $           5    $            6    $            0
                                                                 ------------------------------------------------------------------
        Total investment income                                              4                5                 6                 0
                                                                 ------------------------------------------------------------------

Expenses:
    Mortality and expense risk charge                                     (831)            (728)              (54)              (86)
    Distribution expense charge                                            (81)             (71)               (6)               (8)
                                                                 ------------------------------------------------------------------
        Total expenses                                                    (912)            (799)              (60)              (94)
                                                                 ------------------------------------------------------------------

Net investment income (loss)                                              (908)            (794)              (54)              (94)
                                                                 ------------------------------------------------------------------

Net realized gains (losses) from securities transactions:
    Proceeds from shares sold                                            3,604            3,890             2,352             1,627
    Cost of shares sold                                                 (3,320)          (3,576)           (2,114)           (1,544)
                                                                 ------------------------------------------------------------------

Net realized gains (losses) from securities transactions                   284              314               238                83
Realized gain distributions                                                  0                0                 0                 0
                                                                 ------------------------------------------------------------------

Net realized gains (losses)                                                284              314               238                83
                                                                 ------------------------------------------------------------------

Net unrealized appreciation (depreciation) of investments:
    Beginning of period                                                      0                0                 0                 0
    End of period                                                       10,853           16,725             1,496             4,278
                                                                 ------------------------------------------------------------------

Change in net unrealized appreciation
    (depreciation) of investments                                       10,853           16,725             1,496             4,278
                                                                 ------------------------------------------------------------------

Increase (decrease) in net assets from operations                $      10,229    $      16,245    $        1,680    $        4,267
                                                                 ==================================================================

                                                                   Large Cap        Large Cap         Mid Cap            Mid Cap
                                                                   Composite          Value           Growth              Value
                                                                   Portfolio        Portfolio        Portfolio          Portfolio
                                                                 (Class 3) (1)    (Class 3) (1)    (Class 3) (1)      (Class 3) (1)
                                                                 ----------------------------------------------------------------
Investment income:
    Dividends                                                    $           1    $          1     $          0      $          1
                                                                 ----------------------------------------------------------------
        Total investment income                                              1               1                0                 1
                                                                 ----------------------------------------------------------------

Expenses:
    Mortality and expense risk charge                                      (11)            (86)             (65)              (55)
    Distribution expense charge                                             (1)             (8)              (6)               (6)
                                                                 ----------------------------------------------------------------
        Total expenses                                                     (12)            (94)             (71)              (61)
                                                                 ----------------------------------------------------------------

Net investment income (loss)                                               (11)            (93)             (71)              (60)
                                                                 ----------------------------------------------------------------

Net realized gains (losses) from securities transactions:
    Proceeds from shares sold                                            1,551           1,655            4,802             1,609
    Cost of shares sold                                                 (1,468)         (1,544)          (4,599)           (1,516)
                                                                 ----------------------------------------------------------------

Net realized gains (losses) from securities transactions                    83             111              203                93
Realized gain distributions                                                  0               1                0                 4
                                                                 ----------------------------------------------------------------

Net realized gains (losses)                                                 83             112              203                97
                                                                 ----------------------------------------------------------------

Net unrealized appreciation (depreciation) of investments:
    Beginning of period                                                      0               0                0                 0
    End of period                                                            4           4,815            3,146             2,200
                                                                 ----------------------------------------------------------------

Change in net unrealized appreciation
    (depreciation) of investments                                            4           4,815            3,146             2,200
                                                                 ----------------------------------------------------------------

Increase (decrease) in net assets from operations                $          76    $      4,834     $      3,278      $      2,237
                                                                 ================================================================

(1) For the period from November 11, 2002 (inception) to April 30, 2003.

                 See accompanying notes to financial statements.

                          VARIABLE ANNUITY ACCOUNT FIVE
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                             STATEMENT OF OPERATIONS
                               FOR THE YEAR ENDED
                                 APRIL 30, 2003
                                  (Continued)

                                                                            International  Diversified        Cash
                                                               Small Cap       Equity      Fixed Income    Management
                                                               Portfolio      Portfolio      Portfolio      Portfolio
                                                             (Class 3) (1)  (Class 3) (1)  (Class 3) (1)  (Class 3) (1)
                                                             ---------------------------------------------------------
Investment income:
     Dividends                                               $          0   $          1   $          1   $          3
                                                             ---------------------------------------------------------
         Total investment income                                        0              1              1              3
                                                             ---------------------------------------------------------

Expenses:
     Mortality and expense risk charge                                (31)           (79)        (2,839)        (1,668)
     Distribution expense charge                                       (3)            (8)          (273)          (142)
                                                             ---------------------------------------------------------
         Total expenses                                               (34)           (87)        (3,112)        (1,810)
                                                             ---------------------------------------------------------

Net investment income (loss)                                          (34)           (86)        (3,111)        (1,807)
                                                             ---------------------------------------------------------

Net realized gains (losses) from securities transactions:
     Proceeds from shares sold                                      1,591          1,586        263,267        191,704
     Cost of shares sold                                           (1,490)        (1,542)      (262,134)      (191,656)
                                                             ---------------------------------------------------------

Net realized gains (losses) from securities transactions              101             44          1,133             48
Realized gain distributions                                             0              0              0              0
                                                             ---------------------------------------------------------

Net realized gains (losses)                                           101             44          1,133             48
                                                             ---------------------------------------------------------

Net unrealized appreciation (depreciation) of investments:
     Beginning of period                                                0              0              0              0
     End of period                                                  1,663          4,203         16,386            151
                                                             ---------------------------------------------------------

Change in net unrealized appreciation
    (depreciation) of investments                                   1,663          4,203         16,386            151
                                                             ---------------------------------------------------------

Increase (decrease) in net assets from operations            $      1,730   $      4,161   $     14,408   $     (1,608)
                                                             =========================================================

                                                                Focus       Focus Growth       Focus          Focus
                                                                Growth       and Income        Value         TechNet
                                                               Portfolio     Portfolio       Portfolio      Portfolio
                                                             (Class 3) (1)  (Class 3) (1)  (Class 3) (1)  (Class 3) (1)
                                                             ---------------------------------------------------------
Investment income:
     Dividends                                               $          0   $          0   $          3   $          0
                                                             ---------------------------------------------------------
         Total investment income                                        0              0              3              0
                                                             ---------------------------------------------------------

Expenses:
     Mortality and expense risk charge                                (16)          (105)           (53)            (3)
     Distribution expense charge                                       (1)           (11)            (6)             0
                                                             ---------------------------------------------------------
         Total expenses                                               (17)          (116)           (59)            (3)
                                                             ---------------------------------------------------------

Net investment income (loss)                                          (17)          (116)           (56)            (3)
                                                             ---------------------------------------------------------

Net realized gains (losses) from securities transactions:
     Proceeds from shares sold                                      1,552          1,629          1,642          1,655
     Cost of shares sold                                           (1,474)        (1,571)        (1,518)        (1,463)
                                                             ---------------------------------------------------------

Net realized gains (losses) from securities transactions               78             58            124            192
Realized gain distributions                                             0              0              9              0
                                                             ---------------------------------------------------------

Net realized gains (losses)                                            78             58            133            192
                                                             ---------------------------------------------------------

Net unrealized appreciation (depreciation) of investments:
     Beginning of period                                                0              0              0              0
     End of period                                                    281          5,667          1,142             49
                                                             ---------------------------------------------------------

Change in net unrealized appreciation
    (depreciation) of investments                                     281          5,667          1,142             49
                                                             ---------------------------------------------------------

Increase (decrease) in net assets from operations            $        342   $      5,609   $      1,219   $        238
                                                             =========================================================

(1) For the period from November 11, 2002 (inception) to April 30, 2003.

                 See accompanying notes to financial statements.

                          VARIABLE ANNUITY ACCOUNT FIVE
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
                               FOR THE YEAR ENDED
                                 APRIL 30, 2003

                                                                                      Moderate        Balanced       Conservative
                                                                     Growth            Growth          Growth           Growth
                                                                    Strategy          Strategy        Strategy         Strategy
                                                                    (Class 1)        (Class 1)        (Class 1)        (Class 1)
                                                                  ----------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
Net investment income (loss)                                      $    (389,622)   $      10,097    $     353,997    $     509,047
    Net realized gains (losses) from securities
       transactions                                                 (20,726,972)     (16,488,935)      (6,981,346)      (3,193,978)
    Change in net unrealized appreciation
       (depreciation) of investments                                  2,505,496          124,433         (994,593)          41,190
                                                                  ----------------------------------------------------------------
    Increase (decrease) in net assets from operations               (18,611,098)     (16,354,405)      (7,621,942)      (2,643,741)
                                                                  ----------------------------------------------------------------

From capital transactions
       Net proceeds from units sold                                     839,437          587,915          279,729          670,187
       Cost of units redeemed                                       (12,467,392)     (12,390,961)     (10,463,975)     (10,420,128)
       Annuity benefit payments                                        (145,396)        (133,807)         (73,820)         (96,069)
       Net transfers                                                (19,453,333)     (19,325,066)      (5,973,398)       1,673,622
       Contract maintenance charge                                      (85,687)         (71,245)         (47,697)         (29,200)
                                                                  ----------------------------------------------------------------
    Increase (decrease) in net assets from capital transactions     (31,312,371)     (31,333,164)     (16,279,161)      (8,201,588)
                                                                  ----------------------------------------------------------------

Increase (decrease) in net assets                                   (49,923,469)     (47,687,569)     (23,901,103)     (10,845,329)
Net assets at beginning of period                                   157,031,366      166,340,750      119,574,001       85,371,281
                                                                  ----------------------------------------------------------------
Net assets at end of period                                       $ 107,107,897    $ 118,653,181    $  95,672,898    $  74,525,952
                                                                  ================================================================

ANALYSIS OF INCREASE (DECREASE)
    IN UNITS OUTSTANDING:
Contracts with total expenses of 1.40% :
    Units sold                                                           65,427           46,380           21,190           52,901
    Units redeemed                                                     (990,391)        (969,969)        (808,233)        (818,212)
    Units transferred                                                (1,554,463)      (1,537,130)        (460,158)         125,914
                                                                  ----------------------------------------------------------------
Increase (decrease) in units outstanding                             (2,479,427)      (2,460,719)      (1,247,201)        (639,397)
Beginning units                                                      10,664,696       11,489,842        8,482,162        6,217,833
                                                                  ----------------------------------------------------------------
Ending units                                                          8,185,269        9,029,123        7,234,961        5,578,436
                                                                  ================================================================
Contracts with total expenses of 1.52% :
    Units sold                                                              692              701              745                -
    Units redeemed                                                      (23,112)         (33,670)         (33,192)         (11,846)
    Units transferred                                                   (17,565)         (14,255)         (25,817)           3,118
                                                                  ----------------------------------------------------------------
Increase (decrease) in units outstanding                                (39,985)         (47,224)         (58,264)          (8,728)
Beginning units                                                         243,444          227,877          227,027          132,461
                                                                  ----------------------------------------------------------------
Ending units                                                            203,459          180,653          168,763          123,733
                                                                  ================================================================
Contracts with total expenses of 1.55% :
    Units sold                                                                -                -                -                -
    Units redeemed                                                            -                -                -                -
    Units transferred                                                         -                -                -                -
                                                                  ----------------------------------------------------------------
Increase in units outstanding                                                 -                -                -                -
Beginning units                                                               -                -                -                -
                                                                  ----------------------------------------------------------------
Ending units                                                                  -                -                -                -
                                                                  ================================================================
Contracts with total expenses of 1.65% :
     Units sold                                                               -                -                -                -
     Units redeemed                                                           -                -                -                -
     Units transferred                                                        -                -                -                -
                                                                  ----------------------------------------------------------------
Increase in units outstanding                                                 -                -                -                -
Beginning units                                                               -                -                -                -
                                                                  ----------------------------------------------------------------
Ending units                                                                  -                -                -                -
                                                                  ================================================================
Contracts with total expenses of 1.70% :
    Units sold                                                                -                -                -                -
    Units redeemed                                                            -                -                -                -
    Units transferred                                                         -                -                -                -
                                                                  ----------------------------------------------------------------
Increase in units outstanding                                                 -                -                -                -
Beginning units                                                               -                -                -                -
                                                                  ----------------------------------------------------------------
Ending units                                                                  -                -                -                -
                                                                  ================================================================
Contracts with total expenses of 1.95% :
    Units sold                                                                -                -                -                -
    Units redeemed                                                            -                -                -                -
    Units transferred                                                         -                -                -                -
                                                                  ----------------------------------------------------------------
Increase in units outstanding                                                 -                -                -                -
Beginning units                                                               -                -                -                -
                                                                  ----------------------------------------------------------------
Ending units                                                                  -                -                -                -
                                                                  ================================================================

                                                                    Large Cap        Large Cap       Large Cap          Mid Cap
                                                                     Growth          Composite         Value            Growth
                                                                    Portfolio        Portfolio        Portfolio        Portfolio
                                                                    (Class 1)        (Class 1)        (Class 1)        (Class 1)
                                                                  ----------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
Net investment income (loss)                                      $    (200,986)   $     (51,935)   $    (141,388)   $    (178,322)
    Net realized gains (losses) from securities
       transactions                                                  (4,475,405)        (748,681)      (1,171,038)      (3,149,307)
    Change in net unrealized appreciation
       (depreciation) of investments                                  1,873,842         (228,551)      (1,543,729)         292,492
                                                                  ----------------------------------------------------------------
    Increase (decrease) in net assets from operations                (2,802,549)      (1,029,167)      (2,856,155)      (3,035,137)
                                                                  ----------------------------------------------------------------

From capital transactions
       Net proceeds from units sold                                      52,737           11,290           43,868           42,106
       Cost of units redeemed                                        (1,086,711)        (338,162)      (1,131,490)      (1,531,232)
       Annuity benefit payments                                          (1,218)            (741)          (2,780)            (819)
       Net transfers                                                 (2,463,235)        (283,986)      (1,704,800)      (1,931,489)
       Contract maintenance charge                                       (6,963)          (2,152)          (4,298)          (6,401)
                                                                  ----------------------------------------------------------------
    Increase (decrease) in net assets from capital transactions      (3,505,390)        (613,751)      (2,799,500)      (3,427,835)
                                                                  ----------------------------------------------------------------

Increase (decrease) in net assets                                    (6,307,939)      (1,642,918)      (5,655,655)      (6,462,972)
Net assets at beginning of period                                    19,546,687        6,145,402       17,218,760       17,888,985
                                                                  ----------------------------------------------------------------
Net assets at end of period                                       $  13,238,748    $   4,502,484    $  11,563,105    $  11,426,013
                                                                  ================================================================

ANALYSIS OF INCREASE (DECREASE)
    IN UNITS OUTSTANDING:
Contracts with total expenses of 1.40% :
    Units sold                                                            7,899            1,466            5,816            3,553
    Units redeemed                                                     (148,615)         (45,789)        (109,157)        (142,839)
    Units transferred                                                  (340,357)         (42,366)        (185,161)        (198,255)
                                                                  ----------------------------------------------------------------
Increase (decrease) in units outstanding                               (481,073)         (86,689)        (288,502)        (337,541)
Beginning units                                                       2,259,645          670,641        1,462,924        1,377,519
                                                                  ----------------------------------------------------------------
Ending units                                                          1,778,572          583,952        1,174,422        1,039,978
                                                                  ================================================================
Contracts with total expenses of 1.52% :
    Units sold                                                                -                -                -                -
    Units redeemed                                                      (13,618)          (1,017)         (11,178)         (12,048)
    Units transferred                                                   (30,918)          (1,859)            (350)          (4,941)
                                                                  ----------------------------------------------------------------
Increase (decrease) in units outstanding                                (44,536)          (2,876)         (11,528)         (16,989)
Beginning units                                                         221,014           23,619           60,523           94,966
                                                                  ----------------------------------------------------------------
Ending units                                                            176,478           20,743           48,995           77,977
                                                                  ================================================================
Contracts with total expenses of 1.55% :
    Units sold                                                                -                -                -                -
    Units redeemed                                                            -                -                -                -
    Units transferred                                                         -                -                -                -
                                                                  ----------------------------------------------------------------
Increase in units outstanding                                                 -                -                -                -
Beginning units                                                               -                -                -                -
                                                                  ----------------------------------------------------------------
Ending units                                                                  -                -                -                -
                                                                  ================================================================
Contracts with total expenses of 1.65% :
     Units sold                                                               -                -                -                -
     Units redeemed                                                           -                -                -                -
     Units transferred                                                        -                -                -                -
                                                                  ----------------------------------------------------------------
Increase in units outstanding                                                 -                -                -                -
Beginning units                                                               -                -                -                -
                                                                  ----------------------------------------------------------------
Ending units                                                                  -                -                -                -
                                                                  ================================================================
Contracts with total expenses of 1.70% :
    Units sold                                                                -                -                -                -
    Units redeemed                                                            -                -                -                -
    Units transferred                                                         -                -                -                -
                                                                  ----------------------------------------------------------------
Increase in units outstanding                                                 -                -                -                -
Beginning units                                                               -                -                -                -
                                                                  ----------------------------------------------------------------
Ending units                                                                  -                -                -                -
                                                                  ================================================================
Contracts with total expenses of 1.95% :
    Units sold                                                                -                -                -                -
    Units redeemed                                                            -                -                -                -
    Units transferred                                                         -                -                -                -
                                                                  ----------------------------------------------------------------
Increase in units outstanding                                                 -                -                -                -
Beginning units                                                               -                -                -                -
                                                                  ----------------------------------------------------------------
Ending units                                                                  -                -                -                -
                                                                  ================================================================

                 See accompanying notes to financial statements.

                          VARIABLE ANNUITY ACCOUNT FIVE
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
                               FOR THE YEAR ENDED
                                 APRIL 30, 2003
                                   (Continued)

                                                                     Mid Cap                        International     Diversified
                                                                      Value          Small Cap         Equity         Fixed Income
                                                                    Portfolio        Portfolio        Portfolio        Portfolio
                                                                    (Class 1)        (Class 1)        (Class 1)        (Class 1)
                                                                  ----------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
Net investment income (loss)                                      $    (161,394)   $    (137,787)   $     (66,827)   $    (153,995)
    Net realized gains (losses) from securities
       transactions                                                    (187,077)      (2,250,197)      (1,573,857)         208,359
    Change in net unrealized appreciation
       (depreciation) of investments                                 (2,482,713)        (813,396)        (517,475)       1,142,454
                                                                  ----------------------------------------------------------------
    Increase (decrease) in net assets from operations                (2,831,184)      (3,201,380)      (2,158,159)       1,196,818
                                                                  ----------------------------------------------------------------

From capital transactions
       Net proceeds from units sold                                      85,616           61,214           31,193           48,529
       Cost of units redeemed                                        (1,859,071)      (1,150,859)        (530,638)      (2,201,165)
       Annuity benefit payments                                          (9,326)          (3,461)          (1,221)               0
       Net transfers                                                 (1,607,678)      (1,141,095)        (602,948)       3,054,136
       Contract maintenance charge                                       (3,976)          (4,105)          (2,490)          (4,133)
                                                                  ----------------------------------------------------------------
    Increase (decrease) in net assets from capital transactions      (3,394,435)      (2,238,306)      (1,106,104)         897,367
                                                                  ----------------------------------------------------------------

Increase (decrease) in net assets                                    (6,225,619)      (5,439,686)      (3,264,263)       2,094,185
Net assets at beginning of period                                    17,237,519       14,095,807        9,048,213       15,426,164
                                                                  ----------------------------------------------------------------
Net assets at end of period                                       $  11,011,900    $   8,656,121    $   5,783,950    $  17,520,349
                                                                  ================================================================

ANALYSIS OF INCREASE (DECREASE)
    IN UNITS OUTSTANDING:
Contracts with total expenses of 1.40% :
    Units sold                                                            6,516            5,683            4,037            4,312
    Units redeemed                                                     (130,807)        (136,183)         (78,585)        (179,507)
    Units transferred                                                   (97,956)        (142,144)         (84,346)         252,376
                                                                  ----------------------------------------------------------------
Increase (decrease) in units outstanding                               (222,247)        (272,644)        (158,894)          77,181
Beginning units                                                       1,019,912        1,275,746        1,109,280        1,338,549
                                                                  ----------------------------------------------------------------
Ending units                                                            797,665        1,003,102          950,386        1,415,730
                                                                  ================================================================
Contracts with total expenses of 1.52% :
    Units sold                                                                -                -                -                -
    Units redeemed                                                       (7,300)          (6,466)          (8,012)         (13,516)
    Units transferred                                                   (37,753)            (443)          (9,329)          13,730
                                                                  ----------------------------------------------------------------
Increase (decrease) in units outstanding                                (45,053)          (6,909)         (17,341)             214
Beginning units                                                          82,010           72,435           57,707           73,370
                                                                  ----------------------------------------------------------------
Ending units                                                             36,957           65,526           40,366           73,584
                                                                  ================================================================
Contracts with total expenses of 1.55% :
    Units sold                                                                -                -                -                -
    Units redeemed                                                            -                -                -                -
    Units transferred                                                         -                -                -                -
                                                                  ----------------------------------------------------------------
Increase in units outstanding                                                 -                -                -                -
Beginning units                                                               -                -                -                -
                                                                  ----------------------------------------------------------------
Ending units                                                                  -                -                -                -
                                                                  ================================================================
Contracts with total expenses of 1.65% :
    Units sold                                                                -                -                -                -
    Units redeemed                                                            -                -                -                -
    Units transferred                                                         -                -                -                -
                                                                  ----------------------------------------------------------------
Increase in units outstanding                                                 -                -                -                -
Beginning units                                                               -                -                -                -
                                                                  ----------------------------------------------------------------
Ending units                                                                  -                -                -                -
                                                                  ================================================================
Contracts with total expenses of 1.70% :
    Units sold                                                                -                -                -                -
    Units redeemed                                                            -                -                -                -
    Units transferred                                                         -                -                -                -
                                                                  ----------------------------------------------------------------
Increase in units outstanding                                                 -                -                -                -
Beginning units                                                               -                -                -                -
                                                                  ----------------------------------------------------------------
Ending units                                                                  -                -                -                -
                                                                  ================================================================
Contracts with total expenses of 1.95% :
    Units sold                                                                -                -                -                -
    Units redeemed                                                            -                -                -                -
    Units transferred                                                         -                -                -                -
                                                                  ----------------------------------------------------------------
Increase in units outstanding                                                 -                -                -                -
Beginning units                                                               -                -                -                -
                                                                  ----------------------------------------------------------------
Ending units                                                                  -                -                -                -
                                                                  ================================================================

                                                                      Cash             Focus                           Moderate
                                                                    Management        Growth           Growth           Growth
                                                                    Portfolio        Portfolio        Strategy         Strategy
                                                                    (Class 1)        (Class 1)        (Class 2)        (Class 2)
                                                                  ----------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
Net investment income (loss)                                      $      (8,018)   $     (86,917)   $    (448,339)   $    (113,876)
    Net realized gains (losses) from securities
       transactions                                                      21,273         (671,836)      (5,341,615)      (2,641,343)
    Change in net unrealized appreciation
       (depreciation) of investments                                    (57,291)        (397,849)      (6,109,567)     (11,799,616)
                                                                  ----------------------------------------------------------------
    Increase (decrease) in net assets from operations                   (44,036)      (1,156,602)     (11,899,521)     (14,554,835)
                                                                  ----------------------------------------------------------------

From capital transactions
       Net proceeds from units sold                                     155,636           36,406       19,849,189       48,118,217
       Cost of units redeemed                                        (2,959,059)        (474,902)      (6,427,622)     (10,455,028)
       Annuity benefit payments                                               0                0                0                0
       Net transfers                                                  2,986,180           34,870        4,628,574       18,505,150
       Contract maintenance charge                                       (1,623)          (3,578)         (42,760)         (46,993)
                                                                  ----------------------------------------------------------------
    Increase (decrease) in net assets from capital transactions         181,134         (407,204)      18,007,381       56,121,346
                                                                  ----------------------------------------------------------------

Increase (decrease) in net assets                                       137,098       (1,563,806)       6,107,860       41,566,511
Net assets at beginning of period                                     5,766,910        7,699,685       98,937,250      154,852,713
                                                                  ----------------------------------------------------------------
Net assets at end of period                                       $   5,904,008    $   6,135,879    $ 105,045,110    $ 196,419,224
                                                                  ================================================================

ANALYSIS OF INCREASE (DECREASE)
    IN UNITS OUTSTANDING:
Contracts with total expenses of 1.40% :
    Units sold                                                           14,366            6,198          464,860        1,235,214
    Units redeemed                                                     (210,340)         (77,901)        (152,015)        (223,638)
    Units transferred                                                   222,081            7,654          271,908          474,391
                                                                  ----------------------------------------------------------------
Increase (decrease) in units outstanding                                 26,107          (64,049)         584,753        1,485,967
Beginning units                                                         487,732        1,102,957        1,631,316        2,857,130
                                                                  ----------------------------------------------------------------
Ending units                                                            513,839        1,038,908        2,216,069        4,343,097
                                                                  ================================================================
Contracts with total expenses of 1.52% :
    Units sold                                                                -                -                -                -
    Units redeemed                                                      (63,226)          (9,107)               -                -
    Units transferred                                                    53,094             (331)               -                -
                                                                  ----------------------------------------------------------------
Increase (decrease) in units outstanding                                (10,132)          (9,438)               -                -
Beginning units                                                          43,620           70,526                -                -
                                                                  ----------------------------------------------------------------
Ending units                                                             33,488           61,088                -                -
                                                                  ================================================================
Contracts with total expenses of 1.55% :
    Units sold                                                                -                -          114,281          260,255
    Units redeemed                                                            -                -           (3,705)         (12,840)
    Units transferred                                                         -                -           60,109           48,090
                                                                  ----------------------------------------------------------------
Increase in units outstanding                                                 -                -          170,685          295,505
Beginning units                                                               -                -           34,143           83,099
                                                                  ----------------------------------------------------------------
Ending units                                                                  -                -          204,828          378,604
                                                                  ================================================================
Contracts with total expenses of 1.65% :
    Units sold                                                                -                -          896,516        1,977,158
    Units redeemed                                                            -                -         (354,881)        (592,685)
    Units transferred                                                         -                -          (33,647)         819,602
                                                                  ----------------------------------------------------------------
Increase in units outstanding                                                 -                -          507,988        2,204,075
Beginning units                                                               -                -        5,213,111        7,910,311
                                                                  ----------------------------------------------------------------
Ending units                                                                  -                -        5,721,099       10,114,386
                                                                  ================================================================
Contracts with total expenses of 1.70% :
    Units sold                                                                -                -           24,341           96,902
    Units redeemed                                                            -                -             (115)          (2,635)
    Units transferred                                                         -                -            4,303           28,333
                                                                  ----------------------------------------------------------------
Increase in units outstanding                                                 -                -           28,529          122,600
Beginning units                                                               -                -           12,752           43,901
                                                                  ----------------------------------------------------------------
Ending units                                                                  -                -           41,281          166,501
                                                                  ================================================================
Contracts with total expenses of 1.95% :
    Units sold                                                                -                -           74,990          242,183
    Units redeemed                                                            -                -             (424)         (14,003)
    Units transferred                                                         -                -           18,429           74,941
                                                                  ----------------------------------------------------------------
Increase in units outstanding                                                 -                -           92,995          303,121
Beginning units                                                               -                -           19,273           68,214
                                                                  ----------------------------------------------------------------
Ending units                                                                  -                -          112,268          371,335
                                                                  ================================================================

                 See accompanying notes to financial statements.

                          VARIABLE ANNUITY ACCOUNT FIVE
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
                               FOR THE YEAR ENDED
                                 APRIL 30, 2003
                                  (Continued)

                                                                    Balanced        Conservative      Large Cap        Large Cap
                                                                     Growth           Growth           Growth          Composite
                                                                    Strategy         Strategy         Portfolio        Portfolio
                                                                    (Class 2)        (Class 2)        (Class 2)        (Class 2)
                                                                  ----------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
Net investment income (loss)                                      $     379,094    $     692,002    $    (597,658)   $    (217,725)
    Net realized gains (losses) from securities
       transactions                                                    (700,172)        (283,577)      (2,636,794)      (1,172,729)
    Change in net unrealized appreciation
       (depreciation) of investments                                 (6,503,170)      (1,657,932)      (2,186,715)      (1,163,485)
                                                                  ----------------------------------------------------------------
    Increase (decrease) in net assets from operations                (6,824,248)      (1,249,507)      (5,421,167)      (2,553,939)
                                                                  ----------------------------------------------------------------

From capital transactions
       Net proceeds from units sold                                  47,837,113       31,743,233       10,459,772        5,978,323
       Cost of units redeemed                                       (12,486,215)      (9,449,368)      (2,400,970)      (1,213,975)
       Annuity benefit payments                                               0                0                0                0
       Net transfers                                                 27,885,834       44,468,994        5,613,432          788,713
       Contract maintenance charge                                      (34,992)         (22,483)          (8,455)          (3,896)
                                                                  ----------------------------------------------------------------
    Increase (decrease) in net assets from capital transactions      63,201,740       66,740,376       13,663,779        5,549,165
                                                                  ----------------------------------------------------------------

Increase (decrease) in net assets                                    56,377,492       65,490,869        8,242,612        2,995,226
Net assets at beginning of period                                   123,147,411       81,208,456       37,007,912       15,328,272
                                                                  ----------------------------------------------------------------
Net assets at end of period                                       $ 179,524,903    $ 146,699,325    $  45,250,524    $  18,323,498
                                                                  ================================================================

ANALYSIS OF INCREASE (DECREASE)
    IN UNITS OUTSTANDING:
Contracts with total expenses of 1.40% :
    Units sold                                                        1,652,479          966,516          471,874          349,152
    Units redeemed                                                     (298,959)        (276,340)        (109,068)         (47,985)
    Units transferred                                                   652,282        1,150,335          336,585           95,903
                                                                  ----------------------------------------------------------------
Increase (decrease) in units outstanding                              2,005,802        1,840,511          699,391          397,070
Beginning units                                                       2,986,333        2,052,055          883,516          404,780
                                                                  ----------------------------------------------------------------
Ending units                                                          4,992,135        3,892,566        1,582,907          801,850
                                                                  ================================================================
Contracts with total expenses of 1.52% :
    Units sold                                                                -                -                -                -
    Units redeemed                                                            -                -                -                -
    Units transferred                                                         -                -                -                -
                                                                  ----------------------------------------------------------------
Increase (decrease) in units outstanding                                      -                -                -                -
Beginning units                                                               -                -                -                -
                                                                  ----------------------------------------------------------------
Ending units                                                                  -                -                -                -
                                                                  ================================================================
Contracts with total expenses of 1.55% :
    Units sold                                                          245,657          213,941          152,200           66,532
    Units redeemed                                                      (12,473)         (32,110)          (2,677)            (778)
    Units transferred                                                   152,384          179,175           63,720            6,200
                                                                  ----------------------------------------------------------------
Increase in units outstanding                                           385,568          361,006          213,243           71,954
Beginning units                                                          91,728           22,358           13,658            1,625
                                                                  ----------------------------------------------------------------
Ending units                                                            477,296          383,364          226,901           73,579
                                                                  ================================================================
Contracts with total expenses of 1.65% :
    Units sold                                                        1,713,916        1,208,771          859,463          328,148
    Units redeemed                                                     (608,158)        (436,731)        (254,059)        (115,746)
    Units transferred                                                 1,196,086        1,962,859          394,030           29,262
                                                                  ----------------------------------------------------------------
Increase in units outstanding                                         2,301,844        2,734,899          999,434          241,664
Beginning units                                                       5,836,193        3,942,972        3,760,070        1,320,387
                                                                  ----------------------------------------------------------------
Ending units                                                          8,138,037        6,677,871        4,759,504        1,562,051
                                                                  ================================================================
Contracts with total expenses of 1.70% :
    Units sold                                                          117,822           65,612           41,861           11,024
    Units redeemed                                                      (29,331)          (2,682)            (461)             (91)
    Units transferred                                                    98,987           43,240           (3,648)           1,123
                                                                  ----------------------------------------------------------------
Increase in units outstanding                                           187,478          106,170           37,752           12,056
Beginning units                                                          34,554           28,828           14,466            4,044
                                                                  ----------------------------------------------------------------
Ending units                                                            222,032          134,998           52,218           16,100
                                                                  ================================================================
Contracts with total expenses of 1.95% :
    Units sold                                                           73,011           49,036           21,934           47,116
    Units redeemed                                                      (49,560)          (1,459)            (557)             (18)
    Units transferred                                                    84,976          150,121           27,103          (32,814)
                                                                  ----------------------------------------------------------------
Increase in units outstanding                                           108,427          197,698           48,480           14,284
Beginning units                                                          64,966           25,766            9,172            4,539
                                                                  ----------------------------------------------------------------
Ending units                                                            173,393          223,464           57,652           18,823
                                                                  ================================================================

                                                                    Large Cap         Mid Cap          Mid Cap
                                                                      Value            Growth           Value          Small Cap
                                                                    Portfolio        Portfolio        Portfolio        Portfolio
                                                                    (Class 2)        (Class 2)        (Class 2)        (Class 2)
                                                                  ----------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
Net investment income (loss)                                      $    (683,906)   $    (491,893)   $    (692,931)   $    (444,633)
    Net realized gains (losses) from securities
       transactions                                                  (2,733,954)      (2,778,622)      (1,045,541)      (2,473,922)
    Change in net unrealized appreciation
       (depreciation) of investments                                 (6,064,939)      (2,341,495)      (7,237,388)      (4,582,114)
                                                                  ----------------------------------------------------------------
    Increase (decrease) in net assets from operations                (9,482,799)      (5,612,010)      (8,975,860)      (7,500,669)
                                                                  ----------------------------------------------------------------

From capital transactions
       Net proceeds from units sold                                  12,689,592        7,997,739       11,799,049       10,061,576
       Cost of units redeemed                                        (3,849,161)      (1,967,659)      (3,887,121)      (1,959,113)
       Annuity benefit payments                                               0                0                0                0
       Net transfers                                                  5,269,402          947,083         (137,031)        (841,348)
       Contract maintenance charge                                      (11,066)          (7,979)         (11,078)          (6,690)
                                                                  ----------------------------------------------------------------
    Increase (decrease) in net assets from capital transactions      14,098,767        6,969,184        7,763,819        7,254,425
                                                                  ----------------------------------------------------------------

Increase (decrease) in net assets                                     4,615,968        1,357,174       (1,212,041)        (246,244)
Net assets at beginning of period                                    52,651,828       34,553,224       50,248,919       31,232,150
                                                                  ----------------------------------------------------------------
Net assets at end of period                                       $  57,267,796    $  35,910,398    $  49,036,878    $  30,985,906
                                                                  ================================================================

ANALYSIS OF INCREASE (DECREASE)
    IN UNITS OUTSTANDING:
Contracts with total expenses of 1.40% :
    Units sold                                                          459,691          238,503          300,758          417,972
    Units redeemed                                                     (120,711)         (41,480)         (85,200)         (86,145)
    Units transferred                                                   225,490           64,169          165,890           50,083
                                                                  ----------------------------------------------------------------
Increase (decrease) in units outstanding                                564,470          261,192          381,448          381,910
Beginning units                                                       1,003,046          563,531          671,549          579,987
                                                                  ----------------------------------------------------------------
Ending units                                                          1,567,516          824,723        1,052,997          961,897
                                                                  ================================================================
Contracts with total expenses of 1.52% :
    Units sold                                                                -                -                -                -
    Units redeemed                                                            -                -                -                -
    Units transferred                                                         -                -                -                -
                                                                  ----------------------------------------------------------------
Increase (decrease) in units outstanding                                      -                -                -                -
Beginning units                                                               -                -                -                -
                                                                  ----------------------------------------------------------------
Ending units                                                                  -                -                -                -
                                                                  ================================================================
Contracts with total expenses of 1.55% :
    Units sold                                                          145,933           84,366           68,345           98,660
    Units redeemed                                                       (3,111)          (1,152)            (845)          (1,257)
    Units transferred                                                    80,821           54,632           31,550           47,707
                                                                  ----------------------------------------------------------------
Increase in units outstanding                                           223,643          137,846           99,050          145,110
Beginning units                                                          11,012            6,321            3,389            5,767
                                                                  ----------------------------------------------------------------
Ending units                                                            234,655          144,167          102,439          150,877
                                                                  ================================================================
Contracts with total expenses of 1.65% :
    Units sold                                                          630,828          402,261          439,393          610,405
    Units redeemed                                                     (288,690)        (157,407)        (205,980)        (157,841)
    Units transferred                                                   209,182          (23,087)        (252,103)        (208,123)
                                                                  ----------------------------------------------------------------
Increase in units outstanding                                           551,320          221,767          (18,690)         244,441
Beginning units                                                       3,640,453        2,242,813        2,540,248        2,401,029
                                                                  ----------------------------------------------------------------
Ending units                                                          4,191,773        2,464,580        2,521,558        2,645,470
                                                                  ================================================================
Contracts with total expenses of 1.70% :
    Units sold                                                           42,222           25,064           25,758           35,399
    Units redeemed                                                         (497)          (1,071)            (314)            (227)
    Units transferred                                                       455            1,940             (398)           4,376
                                                                  ----------------------------------------------------------------
Increase in units outstanding                                            42,180           25,933           25,046           39,548
Beginning units                                                          13,481           25,874            5,255            4,412
                                                                  ----------------------------------------------------------------
Ending units                                                             55,661           51,807           30,301           43,960
                                                                  ================================================================
Contracts with total expenses of 1.95% :
    Units sold                                                           50,927           46,112           39,766           48,956
    Units redeemed                                                         (552)            (309)            (372)            (557)
    Units transferred                                                    (1,093)         (15,293)           1,695           (9,918)
                                                                  ----------------------------------------------------------------
Increase in units outstanding                                            49,282           30,510           41,089           38,481
Beginning units                                                           7,302            5,370            5,208            5,097
                                                                  ----------------------------------------------------------------
Ending units                                                             56,584           35,880           46,297           43,578
                                                                  ================================================================

                 See accompanying notes to financial statements.

                          VARIABLE ANNUITY ACCOUNT FIVE
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
                               FOR THE YEAR ENDED
                                 APRIL 30, 2003
                                  (Continued)

                                                                  International     Diversified          Cash           Focus
                                                                      Equity        Fixed Income      Management        Growth
                                                                    Portfolio        Portfolio        Portfolio        Portfolio
                                                                    (Class 2)        (Class 2)        (Class 2)        (Class 2)
                                                                  ----------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
Net investment income (loss)                                      $    (321,130)   $  (1,039,774)   $     (95,890)   $    (505,856)
    Net realized gains (losses) from securities
       transactions                                                    (960,532)         998,173         (110,430)      (2,777,705)
    Change in net unrealized appreciation
       (depreciation) of investments                                 (2,916,372)       6,541,040         (222,118)      (1,938,417)
                                                                  ----------------------------------------------------------------
    Increase (decrease) in net assets from operations                (4,198,034)       6,499,439         (428,438)      (5,221,978)
                                                                  ----------------------------------------------------------------

From capital transactions
       Net proceeds from units sold                                   8,507,403       34,683,105       36,716,286       10,032,460
       Cost of units redeemed                                        (1,215,094)      (9,325,567)     (24,072,530)      (3,535,948)
       Annuity benefit payments                                               0                0                0                0
       Net transfers                                                  4,117,379       58,753,369        5,939,321        1,709,778
       Contract maintenance charge                                       (4,413)         (14,850)          (6,463)         (11,356)
                                                                  ----------------------------------------------------------------
    Increase (decrease) in net assets from capital transactions      11,405,275       84,096,057       18,576,614        8,194,934
                                                                  ----------------------------------------------------------------

Increase (decrease) in net assets                                     7,207,241       90,595,496       18,148,176        2,972,956
Net assets at beginning of period                                    22,913,462       51,800,174       31,893,473       33,702,315
                                                                  ----------------------------------------------------------------
Net assets at end of period                                       $  30,120,703    $ 142,395,670    $  50,041,649    $  36,675,271
                                                                  ================================================================

ANALYSIS OF INCREASE (DECREASE)
    IN UNITS OUTSTANDING:
Contracts with total expenses of 1.40% :
    Units sold                                                          492,006        1,323,374        1,854,910          915,708
    Units redeemed                                                      (53,199)        (418,897)      (1,662,168)        (163,319)
    Units transferred                                                   673,163          881,757          540,533          479,134
                                                                  ----------------------------------------------------------------
Increase (decrease) in units outstanding                              1,111,970        1,786,234          733,275        1,231,523
Beginning units                                                       1,039,877        1,670,108        1,208,137          990,386
                                                                  ----------------------------------------------------------------
Ending units                                                          2,151,847        3,456,342        1,941,412        2,221,909
                                                                  ================================================================
Contracts with total expenses of 1.52% :
    Units sold                                                                -                -                -                -
    Units redeemed                                                            -                -                -                -
    Units transferred                                                         -                -                -                -
                                                                  ----------------------------------------------------------------
Increase (decrease) in units outstanding                                      -                -                -                -
Beginning units                                                               -                -                -                -
                                                                  ----------------------------------------------------------------
Ending units                                                                  -                -                -                -
                                                                  ================================================================
Contracts with total expenses of 1.55% :
    Units sold                                                          173,213          185,846          268,900          189,824
    Units redeemed                                                       (2,173)          (3,321)         (14,057)          (1,108)
    Units transferred                                                    96,732          191,337           28,980           20,111
                                                                  ----------------------------------------------------------------
Increase in units outstanding                                           267,772          373,862          283,823          208,827
Beginning units                                                           3,862            6,446            1,727           12,042
                                                                  ----------------------------------------------------------------
Ending units                                                            271,634          380,308          285,550          220,869
                                                                  ================================================================
Contracts with total expenses of 1.65% :
    Units sold                                                          621,973        1,444,107        1,227,278          628,445
    Units redeemed                                                     (146,425)        (395,038)        (544,142)        (472,714)
    Units transferred                                                   320,074        3,998,772         (109,311)        (218,697)
                                                                  ----------------------------------------------------------------
Increase in units outstanding                                           795,622        5,047,841          573,825          (62,966)
Beginning units                                                       1,904,051        3,068,281        1,737,471        4,111,610
                                                                  ----------------------------------------------------------------
Ending units                                                          2,699,673        8,116,122        2,311,296        4,048,644
                                                                  ================================================================
Contracts with total expenses of 1.70% :
    Units sold                                                           29,240           70,436           26,539           65,819
    Units redeemed                                                         (877)          (1,285)          (6,664)         (16,310)
    Units transferred                                                    (2,127)          (4,553)          52,971            4,917
                                                                  ----------------------------------------------------------------
Increase in units outstanding                                            26,236           64,598           72,846           54,426
Beginning units                                                           8,133           13,415            2,287           15,022
                                                                  ----------------------------------------------------------------
Ending units                                                             34,369           78,013           75,133           69,448
                                                                  ================================================================
Contracts with total expenses of 1.95% :
    Units sold                                                           14,651           25,837           22,605            4,934
    Units redeemed                                                         (153)            (677)             210             (209)
    Units transferred                                                     7,586          148,102           32,172           21,106
                                                                  ----------------------------------------------------------------
Increase in units outstanding                                            22,084          173,262           54,987           25,831
Beginning units                                                             261            1,258              456           16,100
                                                                  ----------------------------------------------------------------
Ending units                                                             22,345          174,520           55,443           41,931
                                                                  ================================================================

                                                                  Focus Growth         Focus            Focus
                                                                   and Income          Value           TechNet           Growth
                                                                   Portfolio         Portfolio        Portfolio         Strategy
                                                                   (Class 2)         (Class 2)        (Class 2)      (Class 3) (1)
                                                                  ----------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
Net investment income (loss)                                      $    (246,273)   $     (78,288)   $     (90,078)   $         (25)
    Net realized gains (losses) from securities
       transactions                                                    (777,531)        (904,509)      (2,253,412)             201
    Change in net unrealized appreciation
       (depreciation) of investments                                   (337,604)        (449,274)       1,726,949              793
                                                                  ----------------------------------------------------------------
    Increase (decrease) in net assets from operations                (1,361,408)      (1,432,071)        (616,541)             969
                                                                  ----------------------------------------------------------------

From capital transactions
       Net proceeds from units sold                                   7,119,084        8,865,060        2,080,860           32,007
       Cost of units redeemed                                          (820,995)      (1,247,861)        (844,491)            (137)
       Annuity benefit payments                                               0                0                0                0
       Net transfers                                                  3,486,038        1,240,763        4,977,304            3,498
       Contract maintenance charge                                       (3,455)          (2,851)          (2,208)               0
                                                                  ----------------------------------------------------------------
    Increase (decrease) in net assets from capital transactions       9,780,672        8,855,111        6,211,465           35,368
                                                                  ----------------------------------------------------------------

Increase (decrease) in net assets                                     8,419,264        7,423,040        5,594,924           36,337
Net assets at beginning of period                                    13,818,473       13,591,403        5,099,065                0
                                                                  ----------------------------------------------------------------
Net assets at end of period                                       $  22,237,737    $  21,014,443    $  10,693,989    $      36,337
                                                                  ================================================================

ANALYSIS OF INCREASE (DECREASE)
    IN UNITS OUTSTANDING:
Contracts with total expenses of 1.40% :
    Units sold                                                          437,925          489,750          375,110                -
    Units redeemed                                                      (18,131)         (20,389)         (52,044)               -
    Units transferred                                                   182,588          196,594          988,850                -
                                                                  ----------------------------------------------------------------
Increase (decrease) in units outstanding                                602,382          665,955        1,311,916                -
Beginning units                                                         349,802          225,323          301,064                -
                                                                  ----------------------------------------------------------------
Ending units                                                            952,184          891,278        1,612,980                -
                                                                  ================================================================
Contracts with total expenses of 1.52% :
    Units sold                                                                -                -                -                -
    Units redeemed                                                            -                -                -                -
    Units transferred                                                         -                -                -                -
                                                                  ----------------------------------------------------------------
Increase (decrease) in units outstanding                                      -                -                -                -
Beginning units                                                               -                -                -                -
                                                                  ----------------------------------------------------------------
Ending units                                                                  -                -                -                -
                                                                  ================================================================
Contracts with total expenses of 1.55% :
    Units sold                                                           72,053           88,618           40,505                8
    Units redeemed                                                       (1,487)          (1,011)          (1,208)               -
    Units transferred                                                    39,467           13,953           75,889              282
                                                                  ----------------------------------------------------------------
Increase in units outstanding                                           110,033          101,560          115,186              290
Beginning units                                                           3,960            1,916           18,283                -
                                                                  ----------------------------------------------------------------
Ending units                                                            113,993          103,476          133,469              290
                                                                  ================================================================
Contracts with total expenses of 1.65% :
    Units sold                                                          444,636          334,631          271,768                -
    Units redeemed                                                      (96,641)        (116,456)        (247,403)               -
    Units transferred                                                   282,854          (87,194)         478,849                -
                                                                  ----------------------------------------------------------------
Increase in units outstanding                                           630,849          130,981          503,214                -
Beginning units                                                       1,303,889        1,017,059        1,092,695                -
                                                                  ----------------------------------------------------------------
Ending units                                                          1,934,738        1,148,040        1,595,909                -
                                                                  ================================================================
Contracts with total expenses of 1.70% :
    Units sold                                                           30,292           40,567           41,777            2,541
    Units redeemed                                                       (1,718)          (1,004)            (829)               -
    Units transferred                                                     4,587           (4,211)         206,581                -
                                                                  ----------------------------------------------------------------
Increase in units outstanding                                            33,161           35,352          247,529            2,541
Beginning units                                                          11,516            6,825            5,105                -
                                                                  ----------------------------------------------------------------
Ending units                                                             44,677           42,177          252,634            2,541
                                                                  ================================================================
Contracts with total expenses of 1.95% :
    Units sold                                                            8,646           15,001           43,248                8
    Units redeemed                                                         (161)            (222)            (179)               -
    Units transferred                                                     8,804           19,750            4,564                -
                                                                  ----------------------------------------------------------------
Increase in units outstanding                                            17,289           34,529           47,633                8
Beginning units                                                          10,118           15,685           13,502                -
                                                                  ----------------------------------------------------------------
Ending units                                                             27,407           50,214           61,135                8
                                                                  ================================================================

(1) For the period from November 11, 2002 (inception) to April 30, 2003.

                 See accompanying notes to financial statements.

                          VARIABLE ANNUITY ACCOUNT FIVE
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
                               FOR THE YEAR ENDED
                                 APRIL 30, 2003
                                   (Continued)

                                                                     Moderate       Balanced     Conservative     Large Cap
                                                                      Growth         Growth         Growth         Growth
                                                                     Strategy       Strategy       Strategy       Portfolio
                                                                   (Class 3) (1)  (Class 3) (1)  (Class 3) (1)  (Class 3) (1)
                                                                   ---------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
Net investment income (loss)                                       $       (908)  $       (794)  $        (54)  $        (94)
     Net realized gains (losses) from securities
         transactions                                                       284            314            238             83
     Change in net unrealized appreciation
         (depreciation) of investments                                   10,853         16,725          1,496          4,278
                                                                   ---------------------------------------------------------
     Increase (decrease) in net assets from operations                   10,229         16,245          1,680          4,267
                                                                   ---------------------------------------------------------

From capital transactions

         Net proceeds from units sold                                   213,448        285,002         30,365         44,945
         Cost of units redeemed                                            (127)          (126)          (297)             0
         Annuity benefit payments                                             0              0              0              0
         Net transfers                                                        0        114,633          1,064              0
         Contract maintenance charge                                          0              0              0              0
                                                                   ---------------------------------------------------------
     Increase (decrease) in net assets from capital transactions        213,321        399,509         31,132         44,945
                                                                   ---------------------------------------------------------

Increase (decrease) in net assets                                       223,550        415,754         32,812         49,212
Net assets at beginning of period                                             0              0              0              0
                                                                   ---------------------------------------------------------
Net assets at end of period                                        $    223,550   $    415,754   $     32,812   $     49,212
                                                                   =========================================================

ANALYSIS OF INCREASE (DECREASE)
     IN UNITS OUTSTANDING:
Contracts with total expenses of 1.40% :
     Units sold                                                               -              -              -              -
     Units redeemed                                                           -              -              -              -
     Units transferred                                                        -              -              -              -
                                                                   ---------------------------------------------------------
Increase (decrease) in units outstanding                                      -              -              -              -
Beginning units                                                               -              -              -              -
                                                                   ---------------------------------------------------------
Ending units                                                                  -              -              -              -
                                                                   =========================================================
Contracts with total expenses of 1.52% :
     Units sold                                                               -              -              -              -
     Units redeemed                                                           -              -              -              -
     Units transferred                                                        -              -              -              -
                                                                   ---------------------------------------------------------
Increase (decrease) in units outstanding                                      -              -              -              -
Beginning units                                                               -              -              -              -
                                                                   ---------------------------------------------------------
Ending units                                                                  -              -              -              -
                                                                   =========================================================
Contracts with total expenses of 1.55% :
     Units sold                                                             874         17,239          1,622          3,638
     Units redeemed                                                           -              -            (13)             -
     Units transferred                                                        -              -             85              -
                                                                   ---------------------------------------------------------
Increase in units outstanding                                               874         17,239          1,694          3,638
Beginning units                                                               -              -              -              -
                                                                   ---------------------------------------------------------
Ending units                                                                874         17,239          1,694          3,638
                                                                   =========================================================
Contracts with total expenses of 1.65% :
     Units sold                                                               -              -              -              -
     Units redeemed                                                           -              -              -              -
     Units transferred                                                        -              -              -              -
                                                                   ---------------------------------------------------------
Increase in units outstanding                                                 -              -              -              -
Beginning units                                                               -              -              -              -
                                                                   ---------------------------------------------------------
Ending units                                                                  -              -              -              -
                                                                   =========================================================
Contracts with total expenses of 1.70% :
     Units sold                                                          16,596          5,918            798             16
     Units redeemed                                                           -              -              -              -
     Units transferred                                                        -              -              -              -
                                                                   ---------------------------------------------------------
Increase in units outstanding                                            16,596          5,918            798             16
Beginning units                                                               -              -              -              -
                                                                   ---------------------------------------------------------
Ending units                                                             16,596          5,918            798             16
                                                                   =========================================================
Contracts with total expenses of 1.95% :
     Units sold                                                               8              8              8          3,614
     Units redeemed                                                           -              -              -              -
     Units transferred                                                        -          9,344              -              -
                                                                   ---------------------------------------------------------
Increase in units outstanding                                                 8          9,352              8          3,614
Beginning units                                                               -              -              -              -
                                                                   ---------------------------------------------------------
Ending units                                                                  8          9,352              8          3,614
                                                                   =========================================================

                                                                     Large Cap      Large Cap      Mid Cap         Mid Cap
                                                                     Composite        Value         Growth          Value
                                                                     Portfolio      Portfolio      Portfolio      Portfolio
                                                                   (Class 3) (1)  (Class 3) (1)  (Class 3) (1)  (Class 3) (1)
                                                                   ---------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
Net investment income (loss)                                       $        (11)  $        (93)  $        (71)  $        (60)
     Net realized gains (losses) from securities
         transactions                                                        83            112            203             97
     Change in net unrealized appreciation
         (depreciation) of investments                                        4          4,815          3,146          2,200
                                                                   ---------------------------------------------------------
     Increase (decrease) in net assets from operations                       76          4,834          3,278          2,237
                                                                   ---------------------------------------------------------

From capital transactions

         Net proceeds from units sold                                     2,223         44,917         39,808         41,759
         Cost of units redeemed                                               0              0              0              0
         Annuity benefit payments                                             0              0              0              0
         Net transfers                                                        0              0              0              0
         Contract maintenance charge                                          0              0              0              0
                                                                   ---------------------------------------------------------
     Increase (decrease) in net assets from capital transactions          2,223         44,917         39,808         41,759
                                                                   ---------------------------------------------------------

Increase (decrease) in net assets                                         2,299         49,751         43,086         43,996
Net assets at beginning of period                                             0              0              0              0
                                                                   ---------------------------------------------------------
Net assets at end of period                                        $      2,299   $     49,751   $     43,086   $     43,996
                                                                   =========================================================

ANALYSIS OF INCREASE (DECREASE)
     IN UNITS OUTSTANDING:
Contracts with total expenses of 1.40% :
     Units sold                                                               -              -              -              -
     Units redeemed                                                           -              -              -              -
     Units transferred                                                        -              -              -              -
                                                                   ---------------------------------------------------------
Increase (decrease) in units outstanding                                      -              -              -              -
Beginning units                                                               -              -              -              -
                                                                   ---------------------------------------------------------
Ending units                                                                  -              -              -              -
                                                                   =========================================================
Contracts with total expenses of 1.52% :
     Units sold                                                               -              -              -              -
     Units redeemed                                                           -              -              -              -
     Units transferred                                                        -              -              -              -
                                                                   ---------------------------------------------------------
Increase (decrease) in units outstanding                                      -              -              -              -
Beginning units                                                               -              -              -              -
                                                                   ---------------------------------------------------------
Ending units                                                                  -              -              -              -
                                                                   =========================================================
Contracts with total expenses of 1.55% :
     Units sold                                                             281          2,728          3,501          3,525
     Units redeemed                                                           -              -              -              -
     Units transferred                                                        -              -              -              -
                                                                   ---------------------------------------------------------
Increase in units outstanding                                               281          2,728          3,501          3,525
Beginning units                                                               -              -              -              -
                                                                   ---------------------------------------------------------
Ending units                                                                281          2,728          3,501          3,525
                                                                   =========================================================
Contracts with total expenses of 1.65% :
     Units sold                                                               -              -              -              -
     Units redeemed                                                           -              -              -              -
     Units transferred                                                        -              -              -              -
                                                                   ---------------------------------------------------------
Increase in units outstanding                                                 -              -              -              -
Beginning units                                                               -              -              -              -
                                                                   ---------------------------------------------------------
Ending units                                                                  -              -              -              -
                                                                   =========================================================
Contracts with total expenses of 1.70% :
     Units sold                                                              14             12             11              9
     Units redeemed                                                           -              -              -              -
     Units transferred                                                        -              -              -              -
                                                                   ---------------------------------------------------------
Increase in units outstanding                                                14             12             11              9
Beginning units                                                               -              -              -              -
                                                                   ---------------------------------------------------------
Ending units                                                                 14             12             11              9
                                                                   =========================================================
Contracts with total expenses of 1.95% :
     Units sold                                                              14          2,691            688              9
     Units redeemed                                                           -              -              -              -
     Units transferred                                                        -              -              -              -
                                                                   ---------------------------------------------------------
Increase in units outstanding                                                14          2,691            688              9
Beginning units                                                               -              -              -              -
                                                                   ---------------------------------------------------------
Ending units                                                                 14          2,691            688              9
                                                                   =========================================================

(1) For the period from November 11, 2002 (inception) to April 30, 2003.

                 See accompanying notes to financial statements.

                          VARIABLE ANNUITY ACCOUNT FIVE
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
                               FOR THE YEAR ENDED
                                 APRIL 30, 2003
                                   (Continued)

                                                                                  International  Diversified       Cash
                                                                     Small Cap       Equity      Fixed Income    Management
                                                                     Portfolio      Portfolio     Portfolio       Portfolio
                                                                   (Class 3) (1)  (Class 3) (1)  (Class 3) (1)  (Class 3) (1)
                                                                   ---------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
Net investment income (loss)                                       $        (34)  $        (86)  $     (3,111)  $     (1,807)
     Net realized gains (losses) from securities
         transactions                                                       101             44          1,133             48
     Change in net unrealized appreciation
         (depreciation) of investments                                    1,663          4,203         16,386            151
                                                                   ---------------------------------------------------------
     Increase (decrease) in net assets from operations                    1,730          4,161         14,408         (1,608)
                                                                   ---------------------------------------------------------

From capital transactions

         Net proceeds from units sold                                    23,634         54,931      1,551,838        433,065
         Cost of units redeemed                                               0              0       (251,838)           (66)
         Annuity benefit payments                                             0              0              0              0
         Net transfers                                                        0              0        412,854       (182,893)
         Contract maintenance charge                                          0              0              0              0
                                                                   ---------------------------------------------------------
     Increase (decrease) in net assets from capital transactions         23,634         54,931      1,712,854        250,106
                                                                   ---------------------------------------------------------

Increase (decrease) in net assets                                        25,364         59,092      1,727,262        248,498
Net assets at beginning of period                                             0              0              0              0
                                                                   ---------------------------------------------------------
Net assets at end of period                                        $     25,364   $     59,092   $  1,727,262   $    248,498
                                                                   =========================================================

ANALYSIS OF INCREASE (DECREASE)
     IN UNITS OUTSTANDING:
Contracts with total expenses of 1.40% :
     Units sold                                                               -              -              -              -
     Units redeemed                                                           -              -              -              -
     Units transferred                                                        -              -              -              -
                                                                   ---------------------------------------------------------
Increase (decrease) in units outstanding                                      -              -              -              -
Beginning units                                                               -              -              -              -
                                                                   ---------------------------------------------------------
Ending units                                                                  -              -              -              -
                                                                   =========================================================
Contracts with total expenses of 1.52% :
     Units sold                                                               -              -              -              -
     Units redeemed                                                           -              -              -              -
     Units transferred                                                        -              -              -              -
                                                                   ---------------------------------------------------------
Increase (decrease) in units outstanding                                      -              -              -              -
Beginning units                                                               -              -              -              -
                                                                   ---------------------------------------------------------
Ending units                                                                  -              -              -              -
                                                                   =========================================================
Contracts with total expenses of 1.55% :
     Units sold                                                           3,095          8,801         98,642            333
     Units redeemed                                                           -              -        (22,246)            (6)
     Units transferred                                                        -              -         20,355            (52)
                                                                   ---------------------------------------------------------
Increase in units outstanding                                             3,095          8,801         96,751            275
Beginning units                                                               -              -              -              -
                                                                   ---------------------------------------------------------
Ending units                                                              3,095          8,801         96,751            275
                                                                   =========================================================
Contracts with total expenses of 1.65% :
     Units sold                                                               -              -              -              -
     Units redeemed                                                           -              -              -              -
     Units transferred                                                        -              -              -              -
                                                                   ---------------------------------------------------------
Increase in units outstanding                                                 -              -              -              -
Beginning units                                                               -              -              -              -
                                                                   ---------------------------------------------------------
Ending units                                                                  -              -              -              -
                                                                   =========================================================
Contracts with total expenses of 1.70% :
     Units sold                                                              13             17         36,523          5,144
     Units redeemed                                                           -              -              -              -
     Units transferred                                                        -              -              -              -
                                                                   ---------------------------------------------------------
Increase in units outstanding                                                13             17         36,523          5,144
Beginning units                                                               -              -              -              -
                                                                   ---------------------------------------------------------
Ending units                                                                 13             17         36,523          5,144
                                                                   =========================================================
Contracts with total expenses of 1.95% :
     Units sold                                                              13          1,344          1,874         34,649
     Units redeemed                                                           -              -              -              -
     Units transferred                                                        -              -         16,196        (16,925)
                                                                   ---------------------------------------------------------
Increase in units outstanding                                                13          1,344         18,070         17,724
Beginning units                                                               -              -              -              -
                                                                   ---------------------------------------------------------
Ending units                                                                 13          1,344         18,070         17,724
                                                                   =========================================================

                                                                       Focus      Focus Growth       Focus          Focus
                                                                      Growth       and Income        Value         TechNet
                                                                     Portfolio      Portfolio      Portfolio      Portfolio
                                                                   (Class 3) (1)  (Class 3) (1)  (Class 3) (1)  (Class 3) (1) *
                                                                   ---------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
Net investment income (loss)                                       $        (17)  $       (116)  $        (56)  $         (3)
     Net realized gains (losses) from securities
         transactions                                                        78             58            133            192
     Change in net unrealized appreciation
         (depreciation) of investments                                      281          5,667          1,142             49
                                                                   ---------------------------------------------------------
     Increase (decrease) in net assets from operations                      342          5,609          1,219            238
                                                                   ---------------------------------------------------------

From capital transactions

         Net proceeds from units sold                                     6,235         71,299         15,552            116
         Cost of units redeemed                                               0              0              0              0
         Annuity benefit payments                                             0              0              0              0
         Net transfers                                                        0              0              0              0
         Contract maintenance charge                                          0              0              0              0
                                                                   ---------------------------------------------------------
     Increase (decrease) in net assets from capital transactions          6,235         71,299         15,552            116
                                                                   ---------------------------------------------------------

Increase (decrease) in net assets                                         6,577         76,908         16,771            354
Net assets at beginning of period                                             0              0              0              0
                                                                   ---------------------------------------------------------
Net assets at end of period                                        $      6,577   $     76,908   $     16,771   $        354
                                                                   =========================================================

ANALYSIS OF INCREASE (DECREASE)
     IN UNITS OUTSTANDING:
Contracts with total expenses of 1.40% :
     Units sold                                                               -              -              -              -
     Units redeemed                                                           -              -              -              -
     Units transferred                                                        -              -              -              -
                                                                   ---------------------------------------------------------
Increase (decrease) in units outstanding                                      -              -              -              -
Beginning units                                                               -              -              -              -
                                                                   ---------------------------------------------------------
Ending units                                                                  -              -              -              -
                                                                   =========================================================
Contracts with total expenses of 1.52% :
     Units sold                                                               -              -              -              -
     Units redeemed                                                           -              -              -              -
     Units transferred                                                        -              -              -              -
                                                                   ---------------------------------------------------------
Increase (decrease) in units outstanding                                      -              -              -              -
Beginning units                                                               -              -              -              -
                                                                   ---------------------------------------------------------
Ending units                                                                  -              -              -              -
                                                                   =========================================================
Contracts with total expenses of 1.55% :
     Units sold                                                              19          9,721          1,339             43
     Units redeemed                                                           -              -              -              -
     Units transferred                                                        -              -              -              -
                                                                   ---------------------------------------------------------
Increase in units outstanding                                                19          9,721          1,339             43
Beginning units                                                               -              -              -              -
                                                                   ---------------------------------------------------------
Ending units                                                                 19          9,721          1,339             43
                                                                   =========================================================
Contracts with total expenses of 1.65% :
     Units sold                                                               -              -              -              -
     Units redeemed                                                           -              -              -              -
     Units transferred                                                        -              -              -              -
                                                                   ---------------------------------------------------------
Increase in units outstanding                                                 -              -              -              -
Beginning units                                                               -              -              -              -
                                                                   ---------------------------------------------------------
Ending units                                                                  -              -              -              -
                                                                   =========================================================
Contracts with total expenses of 1.70% :
     Units sold                                                           1,141            558            442             42
     Units redeemed                                                           -              -              -              -
     Units transferred                                                        -              -              -              -
                                                                   ---------------------------------------------------------
Increase in units outstanding                                             1,141            558            442             42
Beginning units                                                               -              -              -              -
                                                                   ---------------------------------------------------------
Ending units                                                              1,141            558            442             42
                                                                   =========================================================
Contracts with total expenses of 1.95% :
     Units sold                                                              19             15             12             42
     Units redeemed                                                           -              -              -              -
     Units transferred                                                        -              -              -              -
                                                                   ---------------------------------------------------------
Increase in units outstanding                                                19             15             12             42
Beginning units                                                               -              -              -              -
                                                                   ---------------------------------------------------------
Ending units                                                                 19             15             12             42
                                                                   =========================================================

(1) For the period from November 11, 2002 (inception) to April 30, 2003.

* Increase relates to net assets retained in Variable Annuity Account Five by AIG Sun America Life Assurance Company.

                 See accompanying notes to financial statements.

                          VARIABLE ANNUITY ACCOUNT FIVE
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
                               FOR THE YEAR ENDED
                                 APRIL 30, 2002

                                                                                    Moderate       Balanced     Conservative
                                                                      Growth         Growth         Growth         Growth
                                                                     Strategy       Strategy       Strategy       Strategy
                                                                     (Class 1)      (Class 1)      (Class 1)      (Class 1)
                                                                   ---------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
Net investment income (loss)                                       $  5,108,465   $  4,383,296   $  3,967,737   $  2,260,269
     Net realized gains (losses) from securities
         transactions                                                (9,826,145)    (6,008,236)    (2,770,076)      (905,520)
     Change in net unrealized appreciation
         (depreciation) of investments                              (27,884,713)   (24,910,982)   (12,979,425)    (5,779,732)
                                                                   ---------------------------------------------------------
     Increase (decrease) in net assets from operations              (32,602,393)   (26,535,922)   (11,781,764)    (4,424,983)
                                                                   ---------------------------------------------------------

From capital transactions
         Net proceeds from units sold                                 1,775,980      1,815,721        973,479        415,658
         Cost of units redeemed                                     (19,185,279)   (14,208,976)   (12,317,142)    (8,931,466)
         Annuity benefit payments                                      (112,411)      (144,282)       (37,866)       (35,652)
         Net transfers                                               (5,683,389)       414,097      2,460,391      6,820,162
         Contract maintenance charge                                    (93,035)       (75,111)       (47,998)       (28,504)
                                                                   ---------------------------------------------------------
     Increase (decrease) in net assets from capital transactions    (23,298,134)   (12,198,551)    (8,969,136)    (1,759,802)
                                                                   ---------------------------------------------------------

Increase (decrease) in net assets                                   (55,900,527)   (38,734,473)   (20,750,900)    (6,184,785)
Net assets at beginning of period                                   212,931,893    205,075,223    140,324,901     91,556,066
                                                                   ---------------------------------------------------------
Net assets at end of period                                        $157,031,366   $166,340,750   $119,574,001   $ 85,371,281
                                                                   =========================================================

ANALYSIS OF INCREASE (DECREASE)
     IN UNITS OUTSTANDING:
Contracts with total expenses of 1.40% :
     Units sold                                                         109,225        119,497         65,945         29,379
     Units redeemed                                                  (1,232,866)      (966,241)      (790,220)      (622,090)
     Units transferred                                                 (415,589)       (18,701)       146,718        483,579
                                                                   ---------------------------------------------------------
Increase (decrease) in units outstanding                             (1,539,230)      (865,445)      (577,557)      (109,132)
Beginning units                                                      12,203,926     12,355,287      9,059,719      6,326,965
                                                                   ---------------------------------------------------------
Ending units                                                         10,664,696     11,489,842      8,482,162      6,217,833
                                                                   =========================================================
Contracts with total expenses of 1.52% :
     Units sold                                                           2,071            745            997            743
     Units redeemed                                                     (31,329)        (6,194)       (83,422)       (33,015)
     Units transferred                                                   (5,561)         5,242          4,344         14,906
                                                                   ---------------------------------------------------------
Increase (decrease) in units outstanding                                (34,819)          (207)       (78,081)       (17,366)
Beginning units                                                         278,263        228,084        305,108        149,827
                                                                   ---------------------------------------------------------
Ending units                                                            243,444        227,877        227,027        132,461
                                                                   =========================================================
Contracts with total expenses of 1.55% :
     Units sold                                                               -              -              -              -
     Units redeemed                                                           -              -              -              -
     Units transferred                                                        -              -              -              -
                                                                   ---------------------------------------------------------
Increase in units outstanding                                                 -              -              -              -
Beginning units                                                               -              -              -              -
                                                                   ---------------------------------------------------------
Ending units                                                                  -              -              -              -
                                                                   =========================================================
Contracts with total expenses of 1.65% :
     Units sold                                                               -              -              -              -
     Units redeemed                                                           -              -              -              -
     Units transferred                                                        -              -              -              -
                                                                   ---------------------------------------------------------
Increase in units outstanding                                                 -              -              -              -
Beginning units                                                               -              -              -              -
                                                                   ---------------------------------------------------------
Ending units                                                                  -              -              -              -
                                                                   =========================================================
Contracts with total expenses of 1.70% :
     Units sold                                                               -              -              -              -
     Units redeemed                                                           -              -              -              -
     Units transferred                                                        -              -              -              -
                                                                   ---------------------------------------------------------
Increase in units outstanding                                                 -              -              -              -
Beginning units                                                               -              -              -              -
                                                                   ---------------------------------------------------------
Ending units                                                                  -              -              -              -
                                                                   =========================================================
Contracts with total expenses of 1.95% :
     Units sold                                                               -              -              -              -
     Units redeemed                                                           -              -              -              -
     Units transferred                                                        -              -              -              -
                                                                   ---------------------------------------------------------
Increase in units outstanding                                                 -              -              -              -
Beginning units                                                               -              -              -              -
                                                                   ---------------------------------------------------------
Ending units                                                                  -              -              -              -
                                                                   =========================================================

                                                                     Large Cap      Large Cap      Large Cap       Mid Cap
                                                                      Growth        Composite        Value         Growth
                                                                     Portfolio      Portfolio      Portfolio      Portfolio
                                                                     (Class 1)      (Class 1)      (Class 1)      (Class 1)
                                                                   ---------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
Net investment income (loss)                                       $   (341,488)  $    (94,113)  $   (144,758)  $   (269,904)
     Net realized gains (losses) from securities
         transactions                                                (3,304,183)      (672,394)       285,348     (1,951,404)
     Change in net unrealized appreciation
         (depreciation) of investments                               (2,475,766)      (426,546)    (1,738,476)      (334,620)
                                                                   ---------------------------------------------------------
     Increase (decrease) in net assets from operations               (6,121,437)    (1,193,053)    (1,597,886)    (2,555,928)
                                                                   ---------------------------------------------------------

From capital transactions
         Net proceeds from units sold                                   228,403         10,284        144,959        106,494
         Cost of units redeemed                                      (1,669,445)      (602,236)    (1,503,508)    (1,503,196)
         Annuity benefit payments                                             0              0         (1,656)             0
         Net transfers                                               (1,974,566)       135,010      3,644,680         54,697
         Contract maintenance charge                                     (7,841)        (2,277)        (4,195)        (6,871)
                                                                   ---------------------------------------------------------
     Increase (decrease) in net assets from capital transactions     (3,423,449)      (459,219)     2,280,280     (1,348,876)
                                                                   ---------------------------------------------------------

Increase (decrease) in net assets                                    (9,544,886)    (1,652,272)       682,394     (3,904,804)
Net assets at beginning of period                                    29,091,573      7,797,674     16,536,366     21,793,789
                                                                   ---------------------------------------------------------
Net assets at end of period                                        $ 19,546,687   $  6,145,402   $ 17,218,760   $ 17,888,985
                                                                   =========================================================

ANALYSIS OF INCREASE (DECREASE)
     IN UNITS OUTSTANDING:
Contracts with total expenses of 1.40% :
     Units sold                                                          24,662            997         12,017          8,080
     Units redeemed                                                    (178,238)       (58,015)      (121,866)      (104,762)
     Units transferred                                                 (252,141)        11,985        276,524         (9,559)
                                                                   ---------------------------------------------------------
Increase (decrease) in units outstanding                               (405,717)       (45,033)       166,675       (106,241)
Beginning units                                                       2,665,362        715,674      1,296,249      1,483,760
                                                                   ---------------------------------------------------------
Ending units                                                          2,259,645        670,641      1,462,924      1,377,519
                                                                   =========================================================
Contracts with total expenses of 1.52% :
     Units sold                                                               -              -              -              -
     Units redeemed                                                     (14,722)        (5,030)        (7,398)       (19,120)
     Units transferred                                                    6,749         (6,382)        24,817         (2,013)
                                                                   ---------------------------------------------------------
Increase (decrease) in units outstanding                                 (7,973)       (11,412)        17,419        (21,133)
Beginning units                                                         228,987         35,031         43,104        116,099
                                                                   ---------------------------------------------------------
Ending units                                                            221,014         23,619         60,523         94,966
                                                                   =========================================================
Contracts with total expenses of 1.55% :
     Units sold                                                               -              -              -              -
     Units redeemed                                                           -              -              -              -
     Units transferred                                                        -              -              -              -
                                                                   ---------------------------------------------------------
Increase in units outstanding                                                 -              -              -              -
Beginning units                                                               -              -              -              -
                                                                   ---------------------------------------------------------
Ending units                                                                  -              -              -              -
                                                                   =========================================================
Contracts with total expenses of 1.65% :
     Units sold                                                               -              -              -              -
     Units redeemed                                                           -              -              -              -
     Units transferred                                                        -              -              -              -
                                                                   ---------------------------------------------------------
Increase in units outstanding                                                 -              -              -              -
Beginning units                                                               -              -              -              -
                                                                   ---------------------------------------------------------
Ending units                                                                  -              -              -              -
                                                                   =========================================================
Contracts with total expenses of 1.70% :
     Units sold                                                               -              -              -              -
     Units redeemed                                                           -              -              -              -
     Units transferred                                                        -              -              -              -
                                                                   ---------------------------------------------------------
Increase in units outstanding                                                 -              -              -              -
Beginning units                                                               -              -              -              -
                                                                   ---------------------------------------------------------
Ending units                                                                  -              -              -              -
                                                                   =========================================================
Contracts with total expenses of 1.95% :
     Units sold                                                               -              -              -              -
     Units redeemed                                                           -              -              -              -
     Units transferred                                                        -              -              -              -
                                                                   ---------------------------------------------------------
Increase in units outstanding                                                 -              -              -              -
Beginning units                                                               -              -              -              -
                                                                   ---------------------------------------------------------
Ending units                                                                  -              -              -              -
                                                                   =========================================================

                 See accompanying notes to financial statements.

                          VARIABLE ANNUITY ACCOUNT FIVE
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
                               FOR THE YEAR ENDED
                                 APRIL 30, 2002
                                   (Continued)

                                                                      Mid Cap                    International  Diversified
                                                                       Value        Small Cap       Equity      Fixed Income
                                                                     Portfolio      Portfolio      Portfolio      Portfolio
                                                                     (Class 1)      (Class 1)      (Class 1)      (Class 1)
                                                                   ---------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
Net investment income (loss)                                       $    (99,172)  $   (192,604)  $   (138,998)  $    232,848
     Net realized gains (losses) from securities
         transactions                                                 1,079,268     (1,224,090)      (962,998)        34,870
     Change in net unrealized appreciation
         (depreciation) of investments                                  483,392        357,566     (1,302,618)       174,157
                                                                   ---------------------------------------------------------
     Increase (decrease) in net assets from operations                1,463,488     (1,059,128)    (2,404,614)       441,875
                                                                   ---------------------------------------------------------

From capital transactions
         Net proceeds from units sold                                    42,974        157,477        181,460        145,560
         Cost of units redeemed                                      (2,850,216)    (1,014,786)      (802,607)    (1,106,191)
         Annuity benefit payments                                        (3,431)        (2,310)          (196)             0
         Net transfers                                                5,640,815      1,317,822        (72,676)     3,231,409
         Contract maintenance charge                                     (3,121)        (4,194)        (2,681)        (2,207)
                                                                   ---------------------------------------------------------
     Increase (decrease) in net assets from capital transactions      2,827,021        454,009       (696,700)     2,268,571
                                                                   ---------------------------------------------------------

Increase (decrease) in net assets                                     4,290,509       (605,119)    (3,101,314)     2,710,446
Net assets at beginning of period                                    12,947,010     14,700,926     12,149,527     12,715,718
                                                                   ---------------------------------------------------------
Net assets at end of period                                        $ 17,237,519   $ 14,095,807   $  9,048,213   $ 15,426,164
                                                                   =========================================================

ANALYSIS OF INCREASE (DECREASE)
     IN UNITS OUTSTANDING:
Contracts with total expenses of 1.40% :
     Units sold                                                           3,065         14,860         21,679         12,597
     Units redeemed                                                    (143,977)       (89,994)       (93,703)       (80,714)
     Units transferred                                                  363,902        111,357        (27,577)       271,413
                                                                   ---------------------------------------------------------
Increase (decrease) in units outstanding                                222,990         36,223        (99,601)       203,296
Beginning units                                                         796,922      1,239,523      1,208,881      1,135,253
                                                                   ---------------------------------------------------------
Ending units                                                          1,019,912      1,275,746      1,109,280      1,338,549
                                                                   =========================================================
Contracts with total expenses of 1.52% :
     Units sold                                                               -              -              -            927
     Units redeemed                                                     (55,703)        (9,718)        (7,818)       (21,674)
     Units transferred                                                   21,888          7,282          5,992         26,097
                                                                   ---------------------------------------------------------
Increase (decrease) in units outstanding                                (33,815)        (2,436)        (1,826)         5,350
Beginning units                                                         115,825         74,871         59,533         68,020
                                                                   ---------------------------------------------------------
Ending units                                                             82,010         72,435         57,707         73,370
                                                                   =========================================================
Contracts with total expenses of 1.55% :
     Units sold                                                               -              -              -              -
     Units redeemed                                                           -              -              -              -
     Units transferred                                                        -              -              -              -
                                                                   ---------------------------------------------------------
Increase in units outstanding                                                 -              -              -              -
Beginning units                                                               -              -              -              -
                                                                   ---------------------------------------------------------
Ending units                                                                  -              -              -              -
                                                                   =========================================================
Contracts with total expenses of 1.65% :
     Units sold                                                               -              -              -              -
     Units redeemed                                                           -              -              -              -
     Units transferred                                                        -              -              -              -
                                                                   ---------------------------------------------------------
Increase in units outstanding                                                 -              -              -              -
Beginning units                                                               -              -              -              -
                                                                   ---------------------------------------------------------
Ending units                                                                  -              -              -              -
                                                                   =========================================================
Contracts with total expenses of 1.70% :
     Units sold                                                               -              -              -              -
     Units redeemed                                                           -              -              -              -
     Units transferred                                                        -              -              -              -
                                                                   ---------------------------------------------------------
Increase in units outstanding                                                 -              -              -              -
Beginning units                                                               -              -              -              -
                                                                   ---------------------------------------------------------
Ending units                                                                  -              -              -              -
                                                                   =========================================================
Contracts with total expenses of 1.95% :
     Units sold                                                               -              -              -              -
     Units redeemed                                                           -              -              -              -
     Units transferred                                                        -              -              -              -
                                                                   ---------------------------------------------------------
Increase in units outstanding                                                 -              -              -              -
Beginning units                                                               -              -              -              -
                                                                   ---------------------------------------------------------
Ending units                                                                  -              -              -              -
                                                                   =========================================================

                                                                       Cash          Focus                        Moderate
                                                                    Management       Growth         Growth         Growth
                                                                     Portfolio      Portfolio      Strategy       Strategy
                                                                     (Class 1)      (Class 1)    (Class 2) (2)  (Class 2) (2)
                                                                   ---------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
Net investment income (loss)                                       $    (53,030)  $   (117,554)  $  2,236,486   $  2,800,624
     Net realized gains (losses) from securities
         transactions                                                   160,370       (515,186)      (845,272)      (458,325)
     Change in net unrealized appreciation
         (depreciation) of investments                                  (62,032)      (736,910)   (12,824,226)   (14,366,557)
                                                                   ---------------------------------------------------------
     Increase (decrease) in net assets from operations                   45,308     (1,369,650)   (11,433,012)   (12,024,258)
                                                                   ---------------------------------------------------------
From capital transactions
         Net proceeds from units sold                                   438,048         47,473     44,790,235     67,721,619
         Cost of units redeemed                                      (1,699,627)      (290,682)    (4,692,290)    (4,088,815)
         Annuity benefit payments                                      (143,821)             0              0              0
         Net transfers                                                  679,345         85,870     39,149,149     67,863,696
         Contract maintenance charge                                     (1,215)        (3,476)       (15,895)       (15,119)
                                                                   ---------------------------------------------------------
     Increase (decrease) in net assets from capital transactions       (727,270)      (160,815)    79,231,199    131,481,381
                                                                   ---------------------------------------------------------

Increase (decrease) in net assets                                      (681,962)    (1,530,465)    67,798,187    119,457,123
Net assets at beginning of period                                     6,448,872      9,230,150     31,139,063     35,395,590
                                                                   ---------------------------------------------------------
Net assets at end of period                                        $  5,766,910   $  7,699,685   $ 98,937,250   $154,852,713
                                                                   =========================================================

ANALYSIS OF INCREASE (DECREASE)
     IN UNITS OUTSTANDING:
Contracts with total expenses of 1.40% :
     Units sold                                                          40,297          6,843        631,107      1,075,892
     Units redeemed                                                    (140,066)       (41,180)       (41,723)       (82,095)
     Units transferred                                                   24,025         (3,144)       643,892      1,380,077
                                                                   ---------------------------------------------------------
Increase (decrease) in units outstanding                                (75,744)       (37,481)     1,233,276      2,373,874
Beginning units                                                         563,476      1,140,438        398,040        483,256
                                                                   ---------------------------------------------------------
Ending units                                                            487,732      1,102,957      1,631,316      2,857,130
                                                                   =========================================================
Contracts with total expenses of 1.52% :
     Units sold                                                               -              -              -              -
     Units redeemed                                                     (29,983)        (2,650)             -              -
     Units transferred                                                   38,759          2,698              -              -
                                                                   ---------------------------------------------------------
Increase (decrease) in units outstanding                                  8,776             48              -              -
Beginning units                                                          34,844         70,478              -              -
                                                                   ---------------------------------------------------------
Ending units                                                             43,620         70,526              -              -
                                                                   =========================================================
Contracts with total expenses of 1.55% :
     Units sold                                                               -              -         33,214         58,041
     Units redeemed                                                           -              -              -              -
     Units transferred                                                        -              -            929         25,058
                                                                   ---------------------------------------------------------
Increase in units outstanding                                                 -              -         34,143         83,099
Beginning units                                                               -              -              -              -
                                                                   ---------------------------------------------------------
Ending units                                                                  -              -         34,143         83,099
                                                                   =========================================================
Contracts with total expenses of 1.65% :
     Units sold                                                               -              -      2,177,389      3,293,280
     Units redeemed                                                           -              -       (271,343)      (197,831)
     Units transferred                                                        -              -      1,875,797      3,122,850
                                                                   ---------------------------------------------------------
Increase in units outstanding                                                 -              -      3,781,843      6,218,299
Beginning units                                                               -              -      1,431,268      1,692,012
                                                                   ---------------------------------------------------------
Ending units                                                                  -              -      5,213,111      7,910,311
                                                                   =========================================================
Contracts with total expenses of 1.70% :
     Units sold                                                               -              -         11,769         40,075
     Units redeemed                                                           -              -              -              -
     Units transferred                                                        -              -            983          3,826
                                                                   ---------------------------------------------------------
Increase in units outstanding                                                 -              -         12,752         43,901
Beginning units                                                               -              -              -              -
                                                                   ---------------------------------------------------------
Ending units                                                                  -              -         12,752         43,901
                                                                   =========================================================
Contracts with total expenses of 1.95% :
     Units sold                                                               -              -         14,799         38,999
     Units redeemed                                                           -              -              -           (140)
     Units transferred                                                        -              -          4,474         29,355
                                                                   ---------------------------------------------------------
Increase in units outstanding                                                 -              -         19,273         68,214
Beginning units                                                               -              -              -              -
                                                                   ---------------------------------------------------------
Ending units                                                                  -              -         19,273         68,214
                                                                   =========================================================

(2) For the period from October 4, 2001 (inception) to April 30, 2002.

                 See accompanying notes to financial statements.

                          VARIABLE ANNUITY ACCOUNT FIVE
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
                               FOR THE YEAR ENDED
                                 APRIL 30, 2002
                                   (Continued)

                                                                     Balanced     Conservative    Large Cap      Large Cap
                                                                      Growth         Growth         Growth       Composite
                                                                     Strategy       Strategy       Portfolio     Portfolio
                                                                   (Class 2) (2)  (Class 2) (2)  (Class 2) (2)  (Class 2) (2)
                                                                   ---------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
Net investment income (loss)                                       $  2,542,875   $  1,400,223   $   (454,242)  $   (160,597)
     Net realized gains (losses) from securities
         transactions                                                  (293,735)      (290,364)      (236,713)      (162,646)
     Change in net unrealized appreciation
         (depreciation) of investments                               (7,942,769)    (3,295,954)    (6,004,149)    (1,227,445)
                                                                   ---------------------------------------------------------
     Increase (decrease) in net assets from operations               (5,693,629)    (2,186,095)    (6,695,104)    (1,550,688)
                                                                   ---------------------------------------------------------

From capital transactions
         Net proceeds from units sold                                48,487,958     33,107,150     18,219,142      6,957,580
         Cost of units redeemed                                      (3,679,463)    (3,619,784)    (1,204,436)      (746,851)
         Annuity benefit payments                                             0              0              0              0
         Net transfers                                               62,736,538     40,139,058     14,083,692      6,215,659
         Contract maintenance charge                                    (10,002)        (6,690)        (2,996)        (1,138)
                                                                   ---------------------------------------------------------
     Increase (decrease) in net assets from capital transactions    107,535,031     69,619,734     31,095,402     12,425,250
                                                                   ---------------------------------------------------------

Increase (decrease) in net assets                                   101,841,402     67,433,639     24,400,298     10,874,562
Net assets at beginning of period                                    21,306,009     13,774,817     12,607,614      4,453,710
                                                                   ---------------------------------------------------------
Net assets at end of period                                        $123,147,411   $ 81,208,456   $ 37,007,912   $ 15,328,272
                                                                   =========================================================

ANALYSIS OF INCREASE (DECREASE)
     IN UNITS OUTSTANDING:
Contracts with total expenses of 1.40% :
     Units sold                                                       1,215,417        868,089        444,388        187,605
     Units redeemed                                                     (79,093)       (74,499)       (27,060)        (7,599)
     Units transferred                                                1,474,941      1,077,330        327,442        194,578
                                                                   ---------------------------------------------------------
Increase (decrease) in units outstanding                              2,611,265      1,870,920        744,770        374,584
Beginning units                                                         375,068        181,135        138,746         30,196
                                                                   ---------------------------------------------------------
Ending units                                                          2,986,333      2,052,055        883,516        404,780
                                                                   =========================================================
Contracts with total expenses of 1.52% :
     Units sold                                                               -              -              -              -
     Units redeemed                                                           -              -              -              -
     Units transferred                                                        -              -              -              -
                                                                   ---------------------------------------------------------
Increase (decrease) in units outstanding                                      -              -              -              -
Beginning units                                                               -              -              -              -
                                                                   ---------------------------------------------------------
Ending units                                                                  -              -              -              -
                                                                   =========================================================
Contracts with total expenses of 1.55% :
     Units sold                                                          70,107         19,786         11,873          1,625
     Units redeemed                                                           -              -            (67)             -
     Units transferred                                                   21,621          2,572          1,852              -
                                                                   ---------------------------------------------------------
Increase in units outstanding                                            91,728         22,358         13,658          1,625
Beginning units                                                               -              -              -              -
                                                                   ---------------------------------------------------------
Ending units                                                             91,728         22,358         13,658          1,625
                                                                   =========================================================
Contracts with total expenses of 1.65% :
     Units sold                                                       2,029,606      1,483,627      1,519,204        537,154
     Units redeemed                                                    (182,810)      (191,519)      (113,039)       (72,786)
     Units transferred                                                2,940,309      1,855,487      1,245,440        458,215
                                                                   ---------------------------------------------------------
Increase in units outstanding                                         4,787,105      3,147,595      2,651,605        922,583
Beginning units                                                       1,049,088        795,377      1,108,465        397,804
                                                                   ---------------------------------------------------------
Ending units                                                          5,836,193      3,942,972      3,760,070      1,320,387
                                                                   =========================================================
Contracts with total expenses of 1.70% :
     Units sold                                                          34,243         24,803         14,023          4,007
     Units redeemed                                                        (209)             -              -              -
     Units transferred                                                      520          4,025            443             37
                                                                   ---------------------------------------------------------
Increase in units outstanding                                            34,554         28,828         14,466          4,044
Beginning units                                                               -              -              -              -
                                                                   ---------------------------------------------------------
Ending units                                                             34,554         28,828         14,466          4,044
                                                                   =========================================================
Contracts with total expenses of 1.95% :
     Units sold                                                          63,979         19,341          7,875          4,539
     Units redeemed                                                        (450)             -            (97)             -
     Units transferred                                                    1,437          6,425          1,394              -
                                                                   ---------------------------------------------------------
Increase in units outstanding                                            64,966         25,766          9,172          4,539
Beginning units                                                               -              -              -              -
                                                                   ---------------------------------------------------------
Ending units                                                             64,966         25,766          9,172          4,539
                                                                   =========================================================

                                                                     Large Cap       Mid Cap        Mid Cap
                                                                       Value         Growth          Value        Small Cap
                                                                     Portfolio      Portfolio      Portfolio      Portfolio
                                                                   (Class 2) (2)  (Class 2) (2)  (Class 2) (2)  (Class 2) (2)
                                                                   ---------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
Net investment income (loss)                                       $   (389,442)  $   (362,111)  $   (268,567)  $   (289,107)
     Net realized gains (losses) from securities
         transactions                                                   867,948       (411,208)     1,549,824       (310,971)
     Change in net unrealized appreciation
         (depreciation) of investments                               (3,632,342)    (1,369,097)     2,528,273       (242,978)
                                                                   ---------------------------------------------------------
     Increase (decrease) in net assets from operations               (3,153,836)    (2,142,416)     3,809,530       (843,056)
                                                                   ---------------------------------------------------------

From capital transactions
         Net proceeds from units sold                                21,855,708     11,688,647     16,537,138     11,158,135
         Cost of units redeemed                                      (1,839,195)      (927,737)    (1,665,100)      (759,591)
         Annuity benefit payments                                             0              0              0              0
         Net transfers                                               23,333,460     15,560,438     21,679,391     15,397,198
         Contract maintenance charge                                     (3,305)        (3,304)        (3,268)        (2,140)
                                                                   ---------------------------------------------------------
     Increase (decrease) in net assets from capital transactions     43,346,668     26,318,044     36,548,161     25,793,602
                                                                   ---------------------------------------------------------

Increase (decrease) in net assets                                    40,192,832     24,175,628     40,357,691     24,950,546
Net assets at beginning of period                                    12,458,996     10,377,596      9,891,228      6,281,604
                                                                   ---------------------------------------------------------
Net assets at end of period                                        $ 52,651,828   $ 34,553,224   $ 50,248,919   $ 31,232,150
                                                                   =========================================================

ANALYSIS OF INCREASE (DECREASE)
     IN UNITS OUTSTANDING:
Contracts with total expenses of 1.40% :
     Units sold                                                         427,015        209,470        230,867        212,098
     Units redeemed                                                     (23,883)       (11,243)       (16,262)       (18,416)
     Units transferred                                                  489,823        284,675        358,581        324,414
                                                                   ---------------------------------------------------------
Increase (decrease) in units outstanding                                892,955        482,902        573,186        518,096
Beginning units                                                         110,091         80,629         98,363         61,891
                                                                   ---------------------------------------------------------
Ending units                                                          1,003,046        563,531        671,549        579,987
                                                                   =========================================================
Contracts with total expenses of 1.52% :
     Units sold                                                               -              -              -              -
     Units redeemed                                                           -              -              -              -
     Units transferred                                                        -              -              -              -
                                                                   ---------------------------------------------------------
Increase (decrease) in units outstanding                                      -              -              -              -
Beginning units                                                               -              -              -              -
                                                                   ---------------------------------------------------------
Ending units                                                                  -              -              -              -
                                                                   =========================================================
Contracts with total expenses of 1.55% :
     Units sold                                                           9,700          5,428          2,712          5,139
     Units redeemed                                                         (50)            (1)            (1)            (2)
     Units transferred                                                    1,362            894            678            630
                                                                   ---------------------------------------------------------
Increase in units outstanding                                            11,012          6,321          3,389          5,767
Beginning units                                                               -              -              -              -
                                                                   ---------------------------------------------------------
Ending units                                                             11,012          6,321          3,389          5,767
                                                                   =========================================================
Contracts with total expenses of 1.65% :
     Units sold                                                       1,387,485        692,009        908,849        838,290
     Units redeemed                                                    (135,869)       (64,896)       (99,923)       (55,475)
     Units transferred                                                1,489,286        937,526      1,132,448      1,118,617
                                                                   ---------------------------------------------------------
Increase in units outstanding                                         2,740,902      1,564,639      1,941,374      1,901,432
Beginning units                                                         899,551        678,174        598,874        499,597
                                                                   ---------------------------------------------------------
Ending units                                                          3,640,453      2,242,813      2,540,248      2,401,029
                                                                   =========================================================
Contracts with total expenses of 1.70% :
     Units sold                                                          13,267         26,080          4,964          4,021
     Units redeemed                                                           -           (233)             -              -
     Units transferred                                                      214             27            291            391
                                                                   ---------------------------------------------------------
Increase in units outstanding                                            13,481         25,874          5,255          4,412
Beginning units                                                               -              -              -              -
                                                                   ---------------------------------------------------------
Ending units                                                             13,481         25,874          5,255          4,412
                                                                   =========================================================
Contracts with total expenses of 1.95% :
     Units sold                                                           6,342          4,539          5,134          5,006
     Units redeemed                                                         (74)           (39)           (26)           (47)
     Units transferred                                                    1,034            870            100            138
                                                                   ---------------------------------------------------------
Increase in units outstanding                                             7,302          5,370          5,208          5,097
Beginning units                                                               -              -              -              -
                                                                   ---------------------------------------------------------
Ending units                                                              7,302          5,370          5,208          5,097
                                                                   =========================================================

(2) For the period from October 4, 2001 (inception) to April 30, 2002.

                 See accompanying notes to financial statements.

                          VARIABLE ANNUITY ACCOUNT FIVE
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
                               FOR THE YEAR ENDED
                                 APRIL 30, 2002
                                   (Continued)

                                                                   International  Diversified        Cash          Focus
                                                                      Equity      Fixed Income    Management       Growth
                                                                     Portfolio      Portfolio      Portfolio      Portfolio
                                                                   (Class 2) (2)  (Class 2) (2)  (Class 2) (2)  (Class 2) (2)
                                                                   ---------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
Net investment income (loss)                                       $   (213,152)  $    548,204   $   (274,915)  $   (421,434)
     Net realized gains (losses) from securities
         transactions                                                   (76,034)       (44,679)       310,384       (462,106)
     Change in net unrealized appreciation
         (depreciation) of investments                               (1,178,010)        55,141         23,437     (2,947,949)
                                                                   ---------------------------------------------------------
     Increase (decrease) in net assets from operations               (1,467,196)       558,666         58,906     (3,831,489)
                                                                   ---------------------------------------------------------

From capital transactions
         Net proceeds from units sold                                10,047,021     16,747,003     39,480,062     12,499,140
         Cost of units redeemed                                        (685,441)    (1,790,794)    (3,248,269)    (1,099,357)
         Annuity benefit payments                                             0              0              0              0
         Net transfers                                                9,074,261     26,256,721    (24,876,188)    11,365,237
         Contract maintenance charge                                     (1,341)        (2,092)        (1,429)        (5,394)
                                                                   ---------------------------------------------------------
     Increase (decrease) in net assets from capital transactions     18,434,500     41,210,838     11,354,176     22,759,626
                                                                   ---------------------------------------------------------

Increase (decrease) in net assets                                    16,967,304     41,769,504     11,413,082     18,928,137
Net assets at beginning of period                                     5,946,158     10,030,670     20,480,391     14,774,178
                                                                   ---------------------------------------------------------
Net assets at end of period                                        $ 22,913,462   $ 51,800,174   $ 31,893,473   $ 33,702,315
                                                                   =========================================================

ANALYSIS OF INCREASE (DECREASE)
     IN UNITS OUTSTANDING:
Contracts with total expenses of 1.40% :
     Units sold                                                         280,345        621,570      1,521,590        273,828
     Units redeemed                                                     (15,216)       (48,650)       (60,029)       (21,007)
     Units transferred                                                  687,430        880,026       (967,253)       401,048
                                                                   ---------------------------------------------------------
Increase (decrease) in units outstanding                                952,559      1,452,946        494,308        653,869
Beginning units                                                          87,318        217,162        713,829        336,517
                                                                   ---------------------------------------------------------
Ending units                                                          1,039,877      1,670,108      1,208,137        990,386
                                                                   =========================================================
Contracts with total expenses of 1.52% :
     Units sold                                                               -              -              -              -
     Units redeemed                                                           -              -              -              -
     Units transferred                                                        -              -              -              -
                                                                   ---------------------------------------------------------
Increase (decrease) in units outstanding                                      -              -              -              -
Beginning units                                                               -              -              -              -
                                                                   ---------------------------------------------------------
Ending units                                                                  -              -              -              -
                                                                   =========================================================
Contracts with total expenses of 1.55% :
     Units sold                                                           3,711          5,417            858         10,544
     Units redeemed                                                          (5)            (5)             -              -
     Units transferred                                                      156          1,034            869          1,498
                                                                   ---------------------------------------------------------
Increase in units outstanding                                             3,862          6,446          1,727         12,042
Beginning units                                                               -              -              -              -
                                                                   ---------------------------------------------------------
Ending units                                                              3,862          6,446          1,727         12,042
                                                                   =========================================================
Contracts with total expenses of 1.65% :
     Units sold                                                         935,014        910,291      2,126,822      1,476,916
     Units redeemed                                                     (73,329)      (116,922)      (240,270)      (140,713)
     Units transferred                                                  510,105      1,542,063     (1,337,797)     1,176,690
                                                                   ---------------------------------------------------------
Increase in units outstanding                                         1,371,790      2,335,432        548,755      2,512,893
Beginning units                                                         532,261        732,849      1,188,716      1,598,717
                                                                   ---------------------------------------------------------
Ending units                                                          1,904,051      3,068,281      1,737,471      4,111,610
                                                                   =========================================================
Contracts with total expenses of 1.70% :
     Units sold                                                           7,826         13,320          2,256         14,638
     Units redeemed                                                           -              -              -              -
     Units transferred                                                      307             95             31            384
                                                                   ---------------------------------------------------------
Increase in units outstanding                                             8,133         13,415          2,287         15,022
Beginning units                                                               -              -              -              -
                                                                   ---------------------------------------------------------
Ending units                                                              8,133         13,415          2,287         15,022
                                                                   =========================================================
Contracts with total expenses of 1.95% :
     Units sold                                                             261          1,133            416         12,760
     Units redeemed                                                           -            (82)           (46)           (72)
     Units transferred                                                        -            207             86          3,412
                                                                   ---------------------------------------------------------
Increase in units outstanding                                               261          1,258            456         16,100
Beginning units                                                               -              -              -              -
                                                                   ---------------------------------------------------------
Ending units                                                                261          1,258            456         16,100
                                                                   =========================================================

                                                                   Focus Growth       Focus          Focus
                                                                    and Income        Value         TechNet
                                                                     Portfolio      Portfolio      Portfolio
                                                                   (Class 2) (2)  (Class 2) (2)  (Class 2) (2)
                                                                   ------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
Net investment income (loss)                                       $    (99,429)  $    (39,042)  $    (88,555)
     Net realized gains (losses) from securities
         transactions                                                   (44,889)        13,067     (2,040,039)
     Change in net unrealized appreciation
         (depreciation) of investments                                   13,247       (220,524)    (1,746,843)
                                                                   ------------------------------------------
     Increase (decrease) in net assets from operations                 (131,071)      (246,499)    (3,875,437)
                                                                   ------------------------------------------

From capital transactions
         Net proceeds from units sold                                 5,282,165      4,446,854      3,241,114
         Cost of units redeemed                                        (395,789)      (105,192)      (344,232)
         Annuity benefit payments                                             0              0              0
         Net transfers                                                7,087,760      9,496,409      4,088,019
         Contract maintenance charge                                     (1,033)          (169)          (666)
                                                                   ------------------------------------------
     Increase (decrease) in net assets from capital transactions     11,973,103     13,837,902      6,984,235
                                                                   ------------------------------------------

Increase (decrease) in net assets                                    11,842,032     13,591,403      3,108,798
Net assets at beginning of period                                     1,976,441              0      1,990,267
                                                                   ------------------------------------------
Net assets at end of period                                        $ 13,818,473   $ 13,591,403   $  5,099,065
                                                                   ==========================================

ANALYSIS OF INCREASE (DECREASE)
     IN UNITS OUTSTANDING:
Contracts with total expenses of 1.40% :
     Units sold                                                          61,049         57,452         79,800
     Units redeemed                                                      (5,035)        (1,789)        (9,130)
     Units transferred                                                  270,860        169,660        174,882
                                                                   ------------------------------------------
Increase (decrease) in units outstanding                                326,874        225,323        245,552
Beginning units                                                          22,928              -         55,512
                                                                   ------------------------------------------
Ending units                                                            349,802        225,323        301,064
                                                                   ==========================================
Contracts with total expenses of 1.52% :
     Units sold                                                               -              -              -
     Units redeemed                                                           -              -              -
     Units transferred                                                        -              -              -
                                                                   ------------------------------------------
Increase (decrease) in units outstanding                                      -              -              -
Beginning units                                                               -              -              -
                                                                   ------------------------------------------
Ending units                                                                  -              -              -
                                                                   ==========================================
Contracts with total expenses of 1.55% :
     Units sold                                                           3,780          1,607         15,991
     Units redeemed                                                         (33)             -              -
     Units transferred                                                      213            309          2,292
                                                                   ------------------------------------------
Increase in units outstanding                                             3,960          1,916         18,283
Beginning units                                                               -              -              -
                                                                   ------------------------------------------
Ending units                                                              3,960          1,916         18,283
                                                                   ==========================================
Contracts with total expenses of 1.65% :
     Units sold                                                         560,496        325,513        517,369
     Units redeemed                                                     (45,437)        (7,779)       (69,471)
     Units transferred                                                  591,785        699,325        410,948
                                                                   ------------------------------------------
Increase in units outstanding                                         1,106,844      1,017,059        858,846
Beginning units                                                         197,045              -        233,849
                                                                   ------------------------------------------
Ending units                                                          1,303,889      1,017,059      1,092,695
                                                                   ==========================================
Contracts with total expenses of 1.70% :
     Units sold                                                          11,307          6,794          5,009
     Units redeemed                                                           -              -              -
     Units transferred                                                      209             31             96
                                                                   ------------------------------------------
Increase in units outstanding                                            11,516          6,825          5,105
Beginning units                                                               -              -              -
                                                                   ------------------------------------------
Ending units                                                             11,516          6,825          5,105
                                                                   ==========================================
Contracts with total expenses of 1.95% :
     Units sold                                                           9,906         15,365         13,344
     Units redeemed                                                         (43)           (77)           (81)
     Units transferred                                                      255            397            239
                                                                   ------------------------------------------
Increase in units outstanding                                            10,118         15,685         13,502
Beginning units                                                               -              -              -
                                                                   ------------------------------------------
Ending units                                                             10,118         15,685         13,502
                                                                   ==========================================

(2) For the period from October 4, 2001 (inception) to April 30, 2002.

                 See accompanying notes to financial statements.

                          VARIABLE ANNUITY ACCOUNT FIVE
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS

1.       ORGANIZATION

         Variable Annuity Account Five of AIG SunAmerica Life Assurance Company (the "Separate Account") is a segregated investment account of AIG SunAmerica Life Assurance Company (FKA Anchor National Life Insurance Company), (the "Company"). The Company is a direct wholly owned subsidiary of SunAmerica Life Insurance Company, which is a subsidiary of AIG SunAmerica Inc, a wholly owned subsidiary of American International Group, Inc. ("AIG"). AIG is a holding company which through its subsidiaries is engaged in a broad range of insurance and insurance-related activities, financial services, retirement savings and asset management. The Company changed its name to SunAmerica National Life Insurance Company on October 5, 2001 and further changed its name to AIG SunAmerica Life Assurance Company on January 24, 2002. The Company continued to do business as Anchor National Life Insurance Company until February 28, 2003, at which time it began doing business under its new name. The Separate Account is registered as a segregated unit investment trust pursuant to the provisions of the Investment Company Act of 1940, as amended.

         The Separate Account offers the following products: Seasons, Seasons Select, Seasons Select II, Seasons Advisor, Seasons Triple Elite and Seasons Advisor II. Seasons Advisor II is a new product that was launched on November 11, 2002. Seasons Advisor and Seasons Triple Elite were launched in the prior fiscal year on October 1, 2001 and December 10, 2001, respectively. The products offer investments in different classes of shares of the portfolios of the Seasons Series Trust (the "Trust"). The primary difference between the classes is Class 2 and Class 3 shares are subject to service fees of 0.15% and 0.25%, respectively, of each classes' average daily net assets, while Class 1 shares are not subject to service fees.

         The Separate Account contracts are sold through the Company's affiliated broker-dealers, independent broker-dealers, full-service securities firms and financial institutions. The distributor of these contracts is AIG SunAmerica Capital Services, Inc., an affiliate of the Company. No underwriting fees are paid in connection with the distribution of the contracts.

         The Separate Account is composed of four Class 1, four Class 2 and four Class 3 multi-managed variable investment strategies (the "Strategies"), nine Class 1, nine Class 2 and nine Class 3 variable portfolios (the "Select Portfolios"), and one Class 1, four Class 2 and four Class 3 focused portfolios (the "Focused Portfolios"), each with a distinct investment objective. The Strategies are comprised of Growth, Moderate Growth, Balanced Growth, and Conservative Growth. Each strategy invests in the shares of a designated multi-managed portfolio of the Trust and in two other portfolios of the Trust. Each of the Select Portfolios and the Focused Portfolios is invested solely in the shares of a designated portfolio of the Trust. The Trust is a diversified, open-end, affiliated investment company, which retains an investment advisor to assist in its investment

                          VARIABLE ANNUITY ACCOUNT FIVE
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS

1.       ORGANIZATION (Continued)

         activities. The contract holder may elect to have payments allocated to any of seven guaranteed-interest funds of the Company (the "General Account"), which are not a part of the Separate Account.

         The financial statements include balances allocated by the participant to the Strategies, Select Portfolios and Focused Portfolios and do not include balances allocated to the General Account.

2.       SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

         INVESTMENT ACCOUNTING AND VALUATION: The investments are stated at the net asset value of each of the portfolios of the Trusts as determined at the close of business day. Purchases and sales of shares of the portfolios are valued at the net asset values of such portfolios, which value their investment securities at fair value, on the date the shares are purchased or sold. Dividends and capital gains distributions are recorded on the ex-distribution date. Realized gains and losses on the sale of investments in the Trusts are recognized at the date of sale and are determined on an average cost basis. Accumulation unit values are computed daily based on total net assets of the portfolios.

         FEDERAL INCOME TAXES: The Company qualifies for federal income tax treatment granted to life insurance companies under subchapter L of the Internal Revenue Service Code (the "Code"). The operations of the Separate Account are part of the total operations of the Company and are not taxed separately. Under the current provisions of the Code, the Company does not expect to incur federal income taxes on the earnings of the Separate Account to the extent that the earnings are credited under the contracts. Based on this, no charge is being made currently to the Separate Account for federal income taxes. The Separate Account is not treated as a regulated investment company under the Code.

         USE OF ESTIMATES: The preparation of financial statements in accordance with generally accepted accounting principles in the United States of America requires management to make estimates and assumptions that effect amounts reported therein. Actual results could differ from these estimates.

         RECLASSIFICATION: Certain prior year balances have been reclassified to conform with the current year presentation.

                          VARIABLE ANNUITY ACCOUNT FIVE
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS

3.       CHARGES AND DEDUCTIONS

         Charges and deductions are applied against the current value of the Separate Account and are paid as follows.

         WITHDRAWAL CHARGE: Contracts without the Seasons Rewards Program provide that in the event that a contract holder withdraws all or a portion of the contract value during the surrender charge period, withdrawal charges may be assessed on the excess of the free withdrawal amounts as defined in the contract. The withdrawal charges are based on tables of charges applicable to the contracts, with a maximum charge of 9% of any amount withdrawn that exceed the free withdrawal amount.

         The Seasons Rewards Program adds an amount to the contract (an "Initial Payment Enhancement") each time a purchase payment is submitted. An Initial Payment Enhancement is calculated as a percentage of each Purchase Payment. The minimum Initial Payment Enhancement is 2.00% of each Purchase Payment. Additionally, a discretionary amount may be added to the contract. If offered and elected, the maximum withdrawal charge for contracts with this option is 9% of any amount withdrawn that exceeds the free withdrawal amount, and are recorded as redemptions in the accompanying Statement of Changes in Net Assets.

         CONTRACT MAINTENANCE CHARGE: An annual contract maintenance fee of $35 ($30 in North Dakota and Utah) is charged against certain contracts issued, which reimburses the Company for expenses incurred in establishing and maintaining records relating to the contracts. The contract maintenance fee will be assessed on each anniversary during the accumulation phase. In the event that a total surrender of contract value is made, the entire charge will be assessed as of the date of surrender, and deducted from that withdrawal.

         MORTALITY AND EXPENSE RISK CHARGE: The Company deducts mortality and expense risk charges, computed on a daily basis. The total annual rate of the net asset value of each Strategy/Select Portfolio/Focused Portfolio, depending on the benefit options elected for each product, is as follows: Seasons 1.25%, Seasons Select 1.25% or 1.37%, Seasons Select II and Seasons Advisor 1.25% or 1.50%, Seasons Triple Elite 1.40%, 1.55% or 1.80% and Seasons Advisor II 1.40%, 1.55% or 1.80%. The
         mortality risk charge is compensation for the mortality risks assumed by the Company from its contractual obligations to make annuity payments after the contract has annuitized for the life of the annuitant and to provide the standard death benefit. The expense risk charge is compensation for assuming the risk that the current contract administration charges will be insufficient in the future to cover the cost of administering the contract.

                          VARIABLE ANNUITY ACCOUNT FIVE
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS

3.       CHARGES AND DEDUCTIONS (continued)

         DISTRIBUTION EXPENSE CHARGE: The Company deducts a distribution expense charge at an annual rate of 0.15% of the net asset value of each Strategy/Select Portfolio/Focused Portfolio, computed on a daily basis. This charge is for all expenses associated with the distribution of the contract. If this charge is not enough to cover the cost of distributing the contract, the Company will bear the loss.

         TRANSFER FEE: A transfer fee of $25 ($10 in Pennsylvania and Texas), depending on the contract provisions, may be assessed on each transfer of funds in excess of the maximum transactions allowed within a contract year and is recorded as a redemption in the accompanying Statement of Changes in Net Assets.

         INCOME PROTECTOR FEE: The optional Income Protector Program, offered with certain contracts, provides a guaranteed fixed minimum retirement income upon annuitization. The fee is 0.10% of the Income Benefit Base, deducted annually from the contract value, and is recorded as a redemption in the accompanying Statement of Changes in Net Assets. The Income Benefit Base is calculated using the contract value on the effective date of the enrollment in the program and then each subsequent contract anniversary, adjusted for purchase payments, proportional withdrawals, fees and charges.

         PREMIUM TAXES: Premium taxes or other taxes payable to a state or other governmental entity will be charged against the contract values. Some states assess premium taxes at the time purchase payments are made; others assess premium taxes at the time annuity payments begin or at the time of surrender. The Company currently intends to deduct premium taxes at the time of surrender or upon annuitization; however, it reserves the right to deduct any premium taxes when incurred or upon payment of the death benefit.

         SEPARATE ACCOUNT INCOME TAXES: The Company currently does not maintain a provision for taxes, but has reserved the right to establish such a provision for taxes in the future if it determines, in its sole discretion, that it will incur a tax as a result of the operation of the Separate Account.

                          VARIABLE ANNUITY ACCOUNT FIVE
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS

4.       PURCHASES AND SALES OF INVESTMENTS

         The aggregate cost of the trust's shares acquired and the aggregate proceeds from shares sold during the periods ended April 30, 2003 consist of the following:

                                                                       Cost of Shares       Proceeds from
                  Variable Accounts                                       Acquired           Shares Sold
Multi-Managed Growth Portfolio (Class 1)                               $    2,956,822       $  19,905,797
Multi-Managed Moderate Growth Portfolio (Class 1)                           3,479,008          23,634,125
Multi-Managed Income/Equity Portfolio (Class 1)                             5,251,137          18,192,989
Multi-Managed Income Portfolio (Class 1)                                    6,883,051          15,329,566
Asset Allocation: Diversified Growth Portfolio (Class 1)                   14,008,717          30,372,960
Stock Portfolio (Class 1)                                                  14,670,517          26,456,583
Large Cap Growth Portfolio (Class 1)                                        1,289,973           4,996,349
Large Cap Composite Portfolio (Class 1)                                       780,344           1,446,030
Large Cap Value Portfolio (Class 1)                                         1,813,955           4,702,412
Mid Cap Growth Portfolio (Class 1)                                            827,337           4,433,494
Mid Cap Value Portfolio (Class 1)                                           2,390,993           5,768,082
Small Cap Portfolio (Class 1)                                               1,011,045           3,387,138
International Equity Portfolio (Class 1)                                      818,405           1,991,336
Diversified Fixed Income Portfolio (Class 1)                                5,950,935           5,207,563
Cash Management Portfolio (Class 1)                                         9,302,650           9,129,534
Focus Growth Portfolio (Class 1)                                            1,228,826           1,722,947
Multi-Managed Growth Portfolio (Class 2)                                   19,522,004          11,515,239
Multi-Managed Moderate Growth Portfolio (Class 2)                          45,392,662          17,456,806
Multi-Managed Income/Equity Portfolio (Class 2)                            47,211,290          16,870,557
Multi-Managed Income Portfolio (Class 2)                                   52,208,062          15,911,454
Asset Allocation: Diversified Growth Portfolio (Class 2)                   80,348,171          22,227,904
Stock Portfolio (Class 2)                                                  64,104,477          20,224,983
Large Cap Growth Portfolio (Class 2)                                       21,193,566           8,127,445
Large Cap Composite Portfolio (Class 2)                                    10,702,566           5,371,126
Large Cap Value Portfolio (Class 2)                                        31,172,078          17,522,095
Mid Cap Growth Portfolio (Class 2)                                         19,359,656          12,882,365
Mid Cap Value Portfolio (Class 2)                                          24,013,525          16,271,819
Small Cap Portfolio (Class 2)                                              17,749,396          10,939,604
International Equity Portfolio (Class 2)                                  231,153,305         220,069,160
Diversified Fixed Income Portfolio (Class 2)                              169,597,767          86,541,484
Cash Management Portfolio (Class 2)                                       238,393,134         219,912,411
Focus Growth Portfolio (Class 2)                                           19,740,616          12,051,538
Focus Growth & Income Portfolio (Class 2)                                  16,810,630           7,276,231

                          VARIABLE ANNUITY ACCOUNT FIVE
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS

4.       PURCHASES AND SALES OF INVESTMENTS (continued)

                                                                        Cost of Shares      Proceeds from
                    Variable Accounts                                      Acquired          Shares Sold
Focus Value Portfolio (Class 2)                                         $   19,875,193      $  10,630,153
Focus TechNet Portfolio (Class 2)                                           17,214,494         11,093,107
Multi-Managed Growth Portfolio (Class 3) (1)                                    32,477             14,843
Multi-Managed Moderate Growth Portfolio (Class 3) (1)                          118,746              1,404
Multi-Managed Income/Equity Portfolio (Class 3) (1)                            222,044              1,322
Multi-Managed Income Portfolio (Class 3) (1)                                    20,291              1,105
Asset Allocation: Diversified Growth Portfolio (Class 3) (1)                   179,139              9,697
Stock Portfolio (Class 3) (1)                                                  144,406             11,184
Large Cap Growth Portfolio (Class 3) (1)                                        46,478              1,627
Large Cap Composite Portfolio (Class 3) (1)                                      3,763              1,551
Large Cap Value Portfolio (Class 3) (1)                                         46,480              1,655
Mid Cap Growth Portfolio (Class 3) (1)                                          44,539              4,802
Mid Cap Value Portfolio (Class 3) (1)                                           43,312              1,609
Small Cap Portfolio (Class 3) (1)                                               25,191              1,591
International Equity Portfolio (Class 3) (1)                                    56,431              1,586
Diversified Fixed Income Portfolio (Class 3) (1)                             1,973,010            263,267
Cash Management Portfolio (Class 3) (1)                                        440,003            191,704
Focus Growth Portfolio (Class 3) (1)                                             7,770              1,552
Focus Growth & Income Portfolio (Class 3) (1)                                   72,812              1,629
Focus Value Portfolio (Class 3) (1)                                             17,147              1,642
Focus TechNet Portfolio (Class 3) (1)                                            1,768              1,655

(1) For the period from November 11, 2002 (inception) to April 30, 2003.

                          VARIABLE ANNUITY ACCOUNT FIVE
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS

5.       UNIT VALUES

         A summary of unit values and units outstanding for the variable accounts and the expense ratios, excluding expenses of the underlying funds, total return and investment income ratios for the periods ended April 30, 2003 and 2002, follows:

                                                              Ratio of           Ratio of
                               Net Assets                    expenses to        investment          Total
                  --------------------------------------  average net assets    income to           Return
                       Unit Value                              Lowest            average           Lowest to
Year    Units     Lowest to Highest ($)  Total Value ($)    to Highest (1)    net assets (2)      Highest (3)
----  ----------  ---------------------  ---------------  ------------------  --------------  --------------------
Growth Strategy (Class 1)
2003   8,388,728     12.71 to 12.77        107,107,897      1.40% to 1.52%         1.10%      -11.41% to -11.30%
2002  10,908,140     14.34 to 14.40        157,031,366      1.40% to 1.52%         3.18%      -15.71% to -15.61%

Moderate Growth Strategy (Class 1)
2003   9,209,776     12.82 to 12.88        118,653,181      1.40% to 1.52%         1.43%       -9.35% to  -9.24%
2002  11,717,719     14.15 to 14.20        166,340,750      1.40% to 1.52%         4.38%      -13.00% to -12.89%

Balanced Growth Strategy (Class 1)
2003   7,403,724     12.86 to 12.92         95,672,898      1.40% to 1.52%         1.77%       -5.99% to  -5.88%
2002   8,709,189     13.68 to 13.73        119,574,001      1.40% to 1.52%         6.57%       -8.48% to  -8.37%

Conservative Growth Strategy (Class 1)
2003   5,702,169     13.01 to 13.07         74,525,952      1.40% to 1.52%         2.08%       -2.90% to  -2.78%
2002   6,350,294     13.39 to 13.44         85,371,281      1.40% to 1.52%        10.18%       -5.01% to  -4.90%

Large Cap Growth Portfolio (Class 1)
2003   1,955,050      6.16 to  6.83         13,238,748      1.40% to 1.52%         0.00%      -14.15% to -14.04%
2002   2,480,659      7.18 to  7.95         19,546,687      1.40% to 1.52%         0.00%      -21.62% to -21.52%

Large Cap Composite Portfolio (Class 1)
2003     604,695       6.86 to 7.47          4,502,484      1.40% to 1.52%         0.34%      -15.98% to -15.88%
2002     694,260       8.16 to 8.88          6,145,402      1.40% to 1.52%         0.03%      -14.97% to -14.86%

Large Cap Value Portfolio (Class 1)
2003   1,223,417       9.05 to 9.47         11,563,105      1.40% to 1.52%         0.30%      -16.47% to -16.37%
2002   1,523,447     10.84 to 11.32         17,218,760      1.40% to 1.52%         0.54%       -8.53% to  -8.42%

Mid Cap Growth Portfolio (Class 1)
2003   1,117,955      9.43 to 10.28         11,426,013      1.40% to 1.52%         0.00%      -15.93% to -15.83%
2002   1,472,485     11.21 to 12.21         17,888,985      1.40% to 1.52%         0.00%      -10.98% to -10.87%

Mid Cap Value Portfolio (Class 1)
2003     834,622     12.97 to 13.20         11,011,900      1.40% to 1.52%         0.20%      -15.80% to -15.69%
2002   1,101,922     15.41 to 15.66         17,237,519      1.40% to 1.52%         0.70%       10.07% to  10.20%

Small Cap Portfolio (Class 1)
2003   1,068,628       7.80 to 8.12          8,656,121      1.40% to 1.52%         0.00%      -22.59% to -22.50%
2002   1,348,181     10.07 to 10.48         14,095,807      1.40% to 1.52%         0.00%       -6.64% to  -6.52%

International Equity Portfolio (Class 1)
2003     990,752       5.45 to 5.85          5,783,950      1.40% to 1.52%         0.42%      -24.84% to -24.75%
2002   1,166,987       7.25 to 7.78          9,048,213      1.40% to 1.52%         0.00%      -19.13% to -19.04%

                          VARIABLE ANNUITY ACCOUNT FIVE
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS

5.       UNIT VALUES (Continued)

                                                              Ratio of           Ratio of
                                Net Assets                   expenses to        investment          Total
                  --------------------------------------  average net assets    income to           Return
                      Unit Value                                Lowest           average           Lowest to
Year    Units     Lowest to Highest ($)  Total Value ($)    to Highest (1)    net assets (2)       Highest (3)
----  ----------  ---------------------  ---------------  ------------------  --------------  ---------------------

Diversified Fixed Income Portfolio (Class 1)
2003   1,489,314     11.57 to 11.77         17,520,349      1.40% to 1.52%         0.48%        7.55% to   7.68%
2002   1,411,919     10.76 to 10.93         15,426,164      1.40% to 1.52%         3.00%        3.26% to   3.39%

Cash Management Portfolio (Class 1)
2003     547,327     10.73 to 10.79          5,904,008      1.40% to 1.52%         1.32%       -0.75% to  -0.61%
2002     531,352     10.81 to 10.86          5,766,910      1.40% to 1.52%         0.64%        0.60% to   0.71%

Focus Growth Portfolio (Class 1)
2003   1,099,996       5.26 to 5.60          6,135,879      1.40% to 1.52%         0.00%      -15.11% to -15.00%
2002   1,173,483       6.20 to 6.58          7,699,685      1.40% to 1.52%         0.00%      -14.01% to -13.90%

Growth Strategy (Class 2)
2003   8,295,545     12.64 to 12.81        105,045,110      1.40% to 1.95%         1.10%      -12.01% to -11.43%
2002   6,910,595     14.30 to 14.48         98,937,250      1.40% to 1.95%         1.19%      -15.96% to  -4.75%(5)

Moderate Growth Strategy (Class 2)
2003  15,373,923     12.73 to 12.83        196,419,224      1.40% to 1.95%         1.49%       -9.89% to  -9.40%
2002  10,962,655     14.11 to 14.16        154,852,713      1.40% to 1.95%         1.57%      -13.25% to  -4.51%(5)

Balanced Growth Strategy (Class 2)
2003  14,002,893     12.79 to 12.87        179,524,903      1.40% to 1.95%         1.79%       -6.55% to  -6.03%
2002   9,013,774     13.64 to 13.70        123,147,411      1.40% to 1.95%         1.97%       -8.77% to  -3.25%(5)

Conservative Growth Strategy (Class 2)
2003  11,312,263     12.93 to 13.11        146,699,325      1.40% to 1.95%         2.13%       -3.46% to -2.94%
2002   6,071,979     13.35 to 13.53         81,208,456      1.40% to 1.95%         2.47%       -5.31% to  -0.98%(5)

Large Cap Growth Portfolio (Class 2)
2003   6,679,182       6.77 to 6.81         45,250,524      1.40% to 1.95%         0.00%      -14.64% to -14.18%
2002   4,680,882       7.90 to 7.95         37,007,912      1.40% to 1.95%         0.00%      -21.84% to  -9.76%(5)

Large Cap Composite Portfolio (Class 2)
2003   2,472,403       7.39 to 7.45         18,323,498      1.40% to 1.95%         0.20%      -16.46% to -16.00%
2002   1,735,375       8.82 to 8.88         15,328,272      1.40% to 1.95%         0.00%      -15.19% to  -5.80%(5)

Large Cap Value Portfolio (Class 2)
2003   6,106,189       9.13 to 9.43         57,267,796      1.40% to 1.95%         0.27%      -16.95% to -16.50%
2002   4,675,294     11.00 to 11.30         52,651,828      1.40% to 1.95%         0.43%       -8.79% to  -5.42%(5)

Mid Cap Growth Portfolio (Class 2)
2003   3,521,157     10.18 to 10.28         35,910,398      1.40% to 1.95%         0.00%      -16.40% to -15.95%
2002   2,843,909     12.14 to 12.25         34,553,224      1.40% to 1.95%         0.00%      -11.22% to  -1.75%(5)

                          VARIABLE ANNUITY ACCOUNT FIVE
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS

5.  UNIT VALUES (Continued)

                                                              Ratio of           Ratio of
                                 Net Assets                  expenses to        investment            Total
                  --------------------------------------  average net assets    income to             Return
                      Unit Value                                Lowest           average             Lowest to
Year    Units     Lowest to Highest ($)  Total Value ($)    to Highest (1)    net assets (2)        Highest (3)
----  ----------  ---------------------  ---------------  ------------------  --------------  ------------------------

Mid Cap Value Portfolio (Class 2)
2003   3,753,592     12.34 to 13.16         49,036,878      1.40% to 1.95%         0.16%      -16.27%    to -15.82%
2002   3,225,649     14.73 to 15.63         50,248,919      1.40% to 1.95%         0.59%        2.88%(5) to  10.04%

Small Cap Portfolio (Class 2)
2003   3,845,782       8.04 to 8.12         30,985,906      1.40% to 1.95%         0.00%      -23.03%    to -22.61%
2002   2,996,292     10.42 to 10.51         31,232,150      1.40% to 1.95%         0.00%       -6.89%    to   2.01%(5)

International Equity Portfolio (Class 2)
2003   5,179,868       5.80 to 5.83         30,120,703      1.40% to 1.95%         0.23%      -25.25%    to -24.96%
2002   2,956,184       7.74 to 7.79         22,913,462      1.40% to 1.95%         0.00%      -19.32%    to  -1.39%(5)

Diversified Fixed Income Portfolio (Class 2)
2003  12,205,305     11.36 to 11.73        142,395,670      1.40% to 1.95%         0.47%        6.97%    to   7.52%
2002   4,759,508     10.62 to 10.91         51,800,174      1.40% to 1.95%         3.18%       -1.36%(5) to   3.24%

Cash Management Portfolio (Class 2)
2003   4,668,834     10.68 to 10.76         50,041,649      1.40% to 1.95%         1.30%       -1.28%    to  -0.76%
2002   2,950,078     10.79 to 10.86         31,893,473      1.40% to 1.95%         0.62%       -0.25(5)  to   0.57%

Focus Growth Portfolio (Class 2)
2003   6,602,801       5.54 to 5.59         36,675,271      1.40% to 1.95%         0.00%      -15.59%    to -15.13%
2002   5,145,160       6.55 to 6.59         33,702,315      1.40% to 1.95%         0.00%      -14.25%    to  -4.46%(5)

Focus Growth and Income Portfolio (Class 2)
2003   3,072,999       7.10 to 7.47         22,237,737      1.40% to 1.95%         0.00%      -13.01%    to -12.53%
2002   1,679,285       8.14 to 8.55         13,818,473      1.40% to 1.95%         0.05%       -8.96%    to   2.02%(5)

Focus Value Portfolio (Class 2)
2003   2,235,185       9.30 to 9.44         21,014,443      1.40% to 1.95%         1.08%      -12.72%    to -12.24%
2002   1,266,808     10.65 to 10.79         13,591,403      1.40% to 1.95%         0.00%       -3.51%(4) to   7.40%(5)

Focus TechNet Portfolio (Class 2)
2003   3,656,127       2.78 to 3.09         10,693,989      1.40% to 1.95%         0.00%      -15.57%    to -15.12%
2002   1,430,649       3.30 to 3.65          5,099,065      1.40% to 1.95%         0.00%      -47.98%    to -25.68%(5)

Growth Strategy (Class 3)
2003       2,839     12.57 to 12.81             36,337      1.55% to 1.95%         0.05%        2.09%(6) to   4.11%(6)
2002           -                  -                  -                  -             -                          -

Moderate Growth Strategy (Class 3)
2003      17,478     12.58 to 12.82            223,550       1.55% to 1.95%        0.00%        2.09%(6) to   4.06%(6)
2002           -                  -                  -                   -            -                          -

                          VARIABLE ANNUITY ACCOUNT FIVE
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS

5.   UNIT VALUES (Continued)

                                                             Ratio of           Ratio of
                               Net Assets                   expenses to        investment            Total
                 --------------------------------------  average net assets    income to             Return
                      Unit Value                               Lowest           average             Lowest to
Year     Units   Lowest to Highest ($)  Total Value ($)    to Highest (1)    net assets (2)        Highest (3)
------  -------  ---------------------  ---------------  ------------------  --------------  ----------------------

Balanced Growth Strategy (Class 3)
2003     32,509     12.68 to 12.84          415,754        1.55% to 1.95%         0.00%       2.54%(6) to  3.84%(6)
2002          -                  -                -                    -             -                        -

Conservative Growth Strategy (Class 3)
2003      2,500     12.88 to 13.13           32,812        1.55% to 1.95%         0.07%       2.04%(6) to  4.04%(6)
2002          -                  -                -                    -             -                        -

Large Cap Growth Portfolio (Class 3)
2003      7,268       6.73 to 6.82           49,212        1.55% to 1.95%         0.00%       2.17%(6) to  3.53%(6)
2002          -                  -                -                    -             -                        -

Large Cap Composite Portfolio (Class 3)
2003        309       7.33 to 7.46            2,299        1.55% to 1.95%         0.04%       1.86%(6) to  3.62%(6)
2002          -                  -                -                    -             -                        -

Large Cap Value Portfolio (Class 3)
2003      5,431       9.10 to 9.22           49,751        1.55% to 1.95%         0.01%       3.90%(6) to  5.21%(6)
2002          -                  -                -                    -             -                        -

Mid Cap Growth Portfolio (Class 3)
2003      4,200     10.14 to 10.28           43,086        1.55% to 1.95%         0.00%       6.55%(6) to  7.99%(6)
2002          -                  -                -                    -             -                        -

Mid Cap Value Portfolio (Class 3)
2003      3,543     12.21 to 12.42           43,996        1.55% to 1.95%         0.00%       2.81%(6) to  4.60%(6)
2002          -                  -                -                    -             -                        -

Small Cap Portfolio (Class 3)
2003      3,121       8.00 to 8.13           25,364        1.55% to 1.95%         0.00%       4.34%(6) to  6.05%(6)
2002          -                  -                -                    -             -                        -

International Equity Portfolio (Class 3)
2003     10,162       5.76 to 5.83           59,092        1.55% to 1.95%         0.00%      -2.09%(6) to -0.89%(6)
2002          -                  -                -                    -             -                        -

Diversified Fixed Income Portfolio (Class 3)
2003    151,344     11.40 to 11.42        1,727,262        1.55% to 1.95%         0.00%       2.14%(6) to  2.26%(6)
2002          -                  -                -                    -             -                        -

Cash Management Portfolio (Class 3)
2003     23,143     10.74 to 10.75          248,498        1.55% to 1.95%         0.00%      -0.77%(6) to -0.65%(6)
2002          -                  -                -                    -             -                        -

                          VARIABLE ANNUITY ACCOUNT FIVE
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS

5.  UNIT VALUES (Continued)


                                                          Ratio of          Ratio of
                            Net Assets                   expenses to       investment            Total
              --------------------------------------  average net assets    income to            Return
                   Unit Value                               Lowest           average            Lowest to
Year   Units  Lowest to Highest ($)  Total Value ($)    to Highest (1)    net assets (2)        Highest (3)
----  ------  ---------------------  ---------------  ------------------  --------------  ----------------------

Focus Growth Portfolio (Class 3)
2003   1,179      5.49 to 5.59             6,577       1.55% to 1.95%          0.00%       3.00%(6) to  4.86%(6)
2002      -                  -                 -                   -              -                        -

Focus Growth and Income Portfolio (Class 3)
2003  10,294      7.34 to 7.47            76,908       1.55% to 1.95%          0.00%       5.34%(6) to  7.20%(6)
2002       -                 -                 -                   -              -                        -

Focus Value Portfolio (Class 3)
2003   1,793      9.23 to 9.37            16,771       1.55% to 1.95%          0.04%       9.36%(6) to 11.01%(6)
2002       -                 -                 -                   -              -                        -

Focus TechNet Portfolio (Class 3)
2003     127      2.77 to 2.81               354       1.55% to 1.95%          0.00%      14.71%(6) to 16.36%(6)
2002       -                 -                 -                   -              -                        -

(1) Represents the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges for the period indicated. The ratios include only those expenses that result in a direct reduction to unit values and exclude the expenses of the underlying funds and charges made directly to contract holder accounts through the redemption of units. Ratios are annualized for periods less than one year.

(2) Represents the dividends, excluding distributions of capital gains, received by the individual variable accounts from the underlying funds, net of management fees assessed by the fund managers, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in a direct reduction in the unit values. The recognition of investment income by the variable accounts is affected by the timing of the declaration of dividends by the underlying funds in which the variable accounts invest.

(3) Represents the total return for the period indicated, including changes in the underlying funds, and reflects deductions for all items included in the expense ratio. Total return does not include any expenses assessed through the redemption of units. The total return is calculated for the period indicated or from the effective date of a particular investment option in the variable account through the end of the reporting period.

4)   For Period from October 4, 2001 (effective date) to April 30, 2002.

5)   For Period from December 10, 2001 (effective date) to April 30, 2002.

6)   For Period from November 11, 2002 (effective date) to April 30, 2003.